WRL SERIES FUND, INC.
                                                 ANNUAL REPORT DECEMBER 31, 1999




February 2000
ACC00001-2/00

TABLE OF CONTENTS

WRL SERIES FUND, INC.
 Chairman's Letter ............................................       2
 Report of Independent Certified Public Accountants ...........       3

                                                     PORTFOLIO     SCHEDULE
                                                     MANAGER'S        OF
                                                     COMMENTARY   INVESTMENTS
                                                     ----------   -----------
 Portfolio:
====================================================
  WRL J.P. Morgan Money Market .....................      4            50
  WRL AEGON Bond ...................................      6            52
  WRL Janus Growth .................................      8            54
  WRL Janus Global .................................     10            56
  WRL LKCM Strategic Total Return ..................     12            59
  WRL VKAM Emerging Growth .........................     14            62
  WRL Alger Aggressive Growth ......................     16            65
  WRL AEGON Balanced ...............................     18            67
  WRL Federated Growth & Income ....................     20            69
  WRL Dean Asset Allocation ........................     22            71
  WRL C.A.S.E. Growth ..............................     24            73
  WRL NWQ Value Equity .............................     26            74
  WRL GE/Scottish Equitable International Equity ...     28            76
  WRL GE U.S. Equity ...............................     30            80
  WRL Third Avenue Value ...........................     32            83
  WRL J.P. Morgan Real Estate Securities ...........     34            84
  WRL Goldman Sachs Growth .........................     36            85
  WRL Goldman Sachs Small Cap ......................     38            88
  WRL T. Rowe Price Dividend Growth ................     40            96
  WRL T. Rowe Price Small Cap ......................     42            99
  WRL Salomon All Cap ..............................     44           105
  WRL Pilgrim Baxter Mid Cap Growth ................     46           107
  WRL Dreyfus Mid Cap ..............................     48           109
 Statements of Assets and Liabilities .........................       112
 Statements of Operations .....................................       118
 Statements of Changes in Net Assets ..........................       124
 Financial Highlights .........................................       131
 Notes to the Financial Statements ............................       140

The Portfolios of the WRL Series Fund, Inc. are made available through variable life insurance, variable annuity, and group annuity products. The availability of certain Portfolios may vary from product to product.

                                                           1999 ANNUAL REPORT  1

FELLOW CONTRACT AND POLICY OWNERS:

OF PAST PERFORMANCE...AND FUTURE RESULTS.

Though they said it wouldn't be done this year, stocks knocked the top off of a few records. Demolished them in fact. And though they said it couldn't be done this year, the market's favorite benchmarks - the Dow Jones Industrial Average and the Standard and Poor's Index of 500 Common Stocks - completed their fifth straight year each with double-digit returns. And though they said it shouldn't be done in this year, the NASDAQ Composite Index finished 1999 with an unheard-of gain of 85 %, more than half of it coming in the last two months. Never before has a major index posted such numbers in a single year. Never before have so many prognosticators been so wrong about so much. Then again, never before has the world undergone such a powerful shift in the way it does business.

Indeed, the revolution in technology is changing the world in ways even more profound than railroads and steel did decades ago. Today, the fifteen largest technology companies in the market are worth more than the entire market a decade ago. It is different this time. The microchip has ushered in a new age -- an era magnificently symbolized by the Internet -- that's rewriting the rules for both the economy and the stock market. Its a brave new investment world order and it's still in its infancy.

Along the way, equities have broken all historic valuation records compared to traditional benchmarks, not terribly surprising given investors' confidence in the future. Stocks with the greatest perceived exposure to that future have benefited enormously and disproportionately, especially across the last year. As a result, the disparity in performance between the "growth" and "value" styles of investing reached levels never before seen in the marketplace.

That unevenness is readily apparent in the results of the WRL Series Fund, Inc. portfolios. Hiding in plain sight, however, is the unwavering commitment of all the portfolio managers to their stated and specific objectives. We invite you to examine their individual comments contained in this report. Understanding how these capable professionals dealt with rapidly changing and top heavy markets can only make it easier for you to stick to your own investment plan.

From here, the question might be, "How high is up?" Though any number of usually self-described experts will tell you they have the answer, the fact remains, no one really has a clue. There is simply no way to predict with any assurance how the market and its various components will act over the near term. Lest we forget, it's entirely possible for every asset in a portfolio to decline over a short period.

But it is possible to draw upon recent history to presume a longer view of the future. Take demographics. As 80 million or so baby boomers retire, they will continue to drive the economy. Their consumption of medical and financial services will rise as they seek to protect their wealth from the scourge of inflation. And there's another wave right behind them -- genX-ers and their kids who've been conditioned to invest in stocks. And just as unstoppable as these generational forces are, so is the breakneck pace of technological innovation. Right now the Internet economy is growing at 14 times the pace of the overall economy. Simply put, more business can get done. That's economic growth.

Nevertheless, we recognize that sharp, short-term reversals in confidence happen abruptly, most often with little advance notice, and we all need to expect the unexpected. It's the price we pay for the long-term wealth we gain. In this new era, investment success will require a solid plan on your part and well-managed products on ours. Your personal task of financial planning has never been greater. We appreciate the opportunity to help.

Sincerely yours,


/s/ JOHN R. KENNEY
------------------
John R. Kenney
Chairman of the Board

The microchip has ushered in
a new age that's rewriting the rules for both the economy and the stock market.

2  WRL Series Fund, Inc.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


       To the Board of Directors and
       Shareholders of the WRL Series Fund, Inc.


       In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the WRL Series Fund, Inc. (hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

       /s/ PRICEWATERHOUSECOOPERS LLP
       ---------------------------------
       PricewaterhouseCoopers LLP
       Tampa, Florida
       January 28, 2000

                                                           1999 ANNUAL REPORT  3

WRL J.P. Morgan Money Market

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY.

MARKET ENVIRONMENT
The disinflationary forces brought on by last fall's economic crisis in the global markets receded this period, allowing the Federal Reserve Board ("Fed") to focus on growth at home. The Fed raised rates three times this year -- at its June, August, and November meetings -- taking back all of last year's easings and returning the fed funds rate back to 5.50 %. Although inflation has remained benign and wage pressures are still subdued, the Fed has embarked on a path of incremental tightening in a proactive attempt to keep inflation at bay. At mid-year, when the Fed began tightening, credit and swap spreads widened while the equity market tumbled. Since October, however, spreads have narrowed and the equity market has rebounded, mostly due to the Fed's adoption of a neutral stance. The year finished with higher yields due to the lingering probability of additional Fed action, global synchronized growth, and uncertainty about when the previous moves will begin to slow U.S. growth.

PERFORMANCE
When the Fed started tightening in June, portfolio management initiated a barbell strategy, investing at the very short end of the curve for liquidity while at the same time investing farther out the curve (though still less than one-year) to capture higher yields. The portfolio's average maturity is currently at 55 days. Significant allocation to floating-rate notes also added to performance. These securities reset regularly (usually quarterly), therefore the portfolio should benefit in a rising rate environment.

Conversely, the need to maintain liquidity by investing a large percentage of the portfolio in overnight maturing securities to prepare for the unforeseen Y2K events had a negative impact on performance. Investor caution and the accommodative measures of the Fed resulted in a flood of cash into money market instruments, driving short-term yields down dramatically in the last week of December. Money market rates into early January traded as low as 2 % for fed funds and below 1.5 % for agency issuance.

OUTLOOK
We expect the rising rate environment to continue, with a 25-basis point hike from the Fed at its February meeting. Eventually, these incremental steps will bring about the desired slow down and "soft landing." We think that the current strength in oil prices will translate into increasing headline inflation as early as the first quarter of 2000. We believe global growth will also continue its positive trend which will have implications down the road for U.S. assets as other countries' assets become more attractive on a relative value basis. In the meantime, we will keep the portfolio barbelled to maintain liquidity and seek higher yields.


/s/ JOHN T. DONOHUE                                        /s/ MARK SETTLES
-------------------                                        ----------------
John T. Donohue                                            Mark Settles
                          WRL J.P. MORGAN MONEY MARKET
                             CO-PORTFOLIO MANAGERS


THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGEMENT THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

4  WRL Series Fund, Inc.

J.P. MORGAN
INVESTMENT

PORTFOLIO COMPOSITION 12/31/99
(INCLUDES 0.86 % OF OTHER ASSETS)

[PIE CHART]

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Freddie Mac             1.75 %  01/03/2000     23.71 %
Federal Home Loan Bank  1.50 %  01/03/2000      4.26 %
Federal Home Loan Bank  5.92 %  10/04/2000      3.49 %
Diageo PLC              6.05 %  08/24/2000      2.56 %
Comerica Incorporated   5.65 %  03/22/2000      2.33 %

MATURITY COMPOSITION 12/31/99
(ALL AMOUNTS IN THOUSANDS)

[BAR GRAPH]

WE EXPECT THE RISING RATE ENVIRONMENT TO CONTINUE, WITH A 25-BASIS POINT HIKE FROM THE FED AT ITS FEBRUARY MEETING.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

Past performance does not guarantee future results. An investment in WRL J.P. Morgan Money Market is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

                                                          1999 Annual Report   5

WRL AEGON BOND

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS THE HIGHEST POSSIBLE CURRENT INCOME WITHIN THE CONFINES OF THE PRIMARY GOAL OF ENSURING PROTECTION OF CAPITAL.

MARKET ENVIRONMENT
The year 1999 was the second worst for the bond market since 1973 (the worst being 1994). Interest rates generally trended higher throughout the year, increasing altogether by about 175 basis points, with more than half of the rise occurring in the first six months of the year. The yield on the 10-year Treasury ranged from 4.61 % to 6.44 % during 1999, ending the year at its high. Since reaching their lows in October 1998, yields have risen to levels last seen in mid-1997. The yield curve flattened across the year as the market began to discount its expectations regarding Federal Reserve Board ("Fed") actions to slow the economy and head off inflation. The fed funds target rate ultimately reached 5.50 %, returning it to the level that existed prior to the international crisis in the fall of 1998. Corporate bond spreads tightened modestly during 1999, although there was a period of widening in the summer.

PERFORMANCE
For the year ended December 31, 1999, WRL AEGON Bond produced a return of (2.94)%, just slightly lagging the benchmark index. The total return of the general bond market as measured by the Lehman Brothers Government/Corporate Bond Index was (2.l5)%.

STRATEGY REVIEW
The performance of the portfolio primarily reflects the neutral duration posture to its benchmark through most of the year, therefore, largely avoiding a negative relative impact from the rise in interest rates. Given the market environment, however, our posture could have been more defensive. The portfolio was the beneficiary of the historically high incremental yields and allocations to the spread sectors, including corporate, asset-backed, and mortgage-backed securities. The resulting contributions to the portfolio's performance were not as strong as they could have been, however, given our emphasis on higher quality issues within the corporate sector. After experiencing a positive impact from security selection in the first half of the year, performance was hampered by security selection in the last six months. Several holdings traded off, one quite dramatically, on negative credit events and subsequent rating downgrades. If we excluded the approximate impact from the one security that had the most significant affect on performance, our estimated adjusted gross return would have slightly exceeded that of the benchmark for the second half of the year.

OUTLOOK
A strong economy, increased inflationary pressures, and foreign bond markets in congruence with the U.S. all continue to impact interest rate expectations. While rates could continue to trend higher in the near term, we believe that the Fed's vigilance on the inflation front is supportive for the market in the long term. We are neutral to modestly negative on the bond market in the near term, reflecting perceptions of both generally negative fundamentals and the technical environment. In addition, we currently have a positive perspective on corporates given their additional yield and historically attractive spread levels, but with an emphasis on liquidity.

Both portfolio activity and portfolio structure will reflect our strategy and market outlook. We continue to have a relatively large exposure to intermediate maturities, as the average maturity of the portfolio remains shorter than its benchmark. Although the portfolio is broadly diversified across all dimensions, it continues to have a focus on the corporate bond sector, with the heaviest exposure to financials. While there is a substantial overweight to single-A rated securities, the average quality of the portfolio remains high at AA.



/s/ CLIFFORD A. SHEETS                                      /s/ JARRELL D. FREY
----------------------                                      -------------------
Clifford A. Sheets                                          Jarrell D. Frey
                                 WRL AEGON BOND
                             CO-PORTFOLIO MANAGERS

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGERS THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

6  WRL Series Fund, Inc.

                                                                    [AEGON LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL AEGON BOND AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

[MOUNTAIN GRAPH]

WHILE RATES COULD CONTINUE TO TREND HIGHER IN THE NEAR TERM, WE BELIEVE THAT THE FED'S VIGILANCE ON THE INFLATION FRONT IS SUPPORTIVE FOR THE MARKET IN THE LONG TERM.

* Inception 10/02/1986

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
U.S. Treasury Bond      6.50 %  11/15/2026      6.33 %
U.S. Treasury Bond      7.25 %  05/15/2016      3.40 %
U.S. Treasury Note      5.75 %  10/31/2002      3.20 %
Federal Home
 Loan Bank              5.50 %  08/13/2001      3.20 %
Fannie Mae              5.25 %  01/15/2003      3.13 %

FIXED INCOME MATRIX
[BOX CHART]

Intermediate Term: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

High Quality: Average credit rating equal to or greater than AA.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report   7

WRL JANUS GROWTH

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS GROWTH OF CAPITAL THROUGH INVESTMENTS IN COMMON STOCKS WITH SUPERIOR EARNINGS GROWTH POTENTIAL.


MARKET ENVIRONMENT
With domestic markets registering exceptional gains across the period, the Standard and Poor's Index of 500 Common Stocks ("S&P 500") closed out 1999 with an unprecedented fifth straight year of 20 %-plus returns. While a persistent rise in long-term interest rates incited substantial volatility at times, a resurgent technology sector fueled the markets to new heights, especially during the latter half of the year. In the end, the technology-laden NASDAQ Composite Index climbed to record levels and ended the year well ahead of other benchmarks. The continued strength in technology shares actually provided a spark for several indexes, especially those of small and mid-sized stocks.

PERFORMANCE
Against this backdrop, WRL Janus Growth rose steadily throughout the year, outperforming its benchmark by a considerable margin. For the year ended December 31, 1999, the portfolio produced a total return of 59.67 % while the S&P 500 gained 21.04 %. While we enjoyed broad-based gains across many of our holdings, our technology, telecommunications, and media holdings were clear standouts.

STRATEGY REVIEW

Our position in Cisco Systems, Inc. ("Cisco") led the portfolio's technology winners, and we remain optimistic about the company's prospects. Cisco continues to be the clear leader for switches and routers that power the backbone of the Internet, commanding almost a 100 % market share in an arena that continues to benefit from the Internet's proliferation. We also experienced robust gains from Nokia Oyj, as the company solidified its position as the global leader for wireless handsets. Investors grew increasingly excited about the prospects for wireless data transmissions, which further supports an already compelling growth picture. Additionally, our position in Texas Instruments Incorporated moved ahead nicely. The company's digital signal processor chips will power roughly two-thirds of the nearly 300 million mobile handsets sold in 1999, and this trend should only increase.

Thanks to strong advertising revenues from "dot-com" companies and millennium-related spending, our position in AT&T Corp. - Liberty Media Group logged a solid gain. Investor appreciation of the cable industry's pending introduction of video-on-demand provided an additional tailwind for these positions, which rallied as the market came to recognize the rich value of their respective media libraries. Our longtime holding in General Electric Company also provided strong gains. The company recently announced a three-for-one stock split and Jack Welch, its renowned CEO, blessed Wall Street's upbeat earnings estimates for the coming year.

On the downside, we were disappointed with our grocery store holdings, particularly The Kroger Co. ("Kroger"). While we were optimistic that the company could reap tremendous cost savings from its recent acquisitions, we were disappointed in Kroger's lackluster earnings growth. Without a clear catalyst to drive future earnings, we opted to liquidate our position at a loss.

OUTLOOK
We remain completely focused on locating dynamic companies that can perform well in any environment. By sifting through the data to track down critical information that others may have overlooked, we build an information edge that helps us invest confidently for the long term, regardless of where the markets going.



/s/ SCOTT W. SCHOELZEL                                         /s/ EDWARD KEELY
----------------------                                         ----------------
Scott W. Schoelzel                                             Edward Keely
                                WRL JANUS GROWTH
                             CO-PORTFOLIO MANAGERS

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGERS THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

8  WRL Series Fund, Inc.

                                                                    [JANUS LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL JANUS GROWTH AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[MOUNTAIN GRAPH]

WHILE WE ENJOYED BROAD-BASED GAINS ACROSS MANY OF OUR HOLDINGS, OUR TECHNOLOGY, TELECOMMUNICATIONS, AND MEDIA HOLDINGS WERE CLEAR STANDOUTS.

* Inception 10/02/1986

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Nokia Oyj - Sponsored ADR               11.56 %
America Online, Inc.                     7.29 %
Microsoft Corporation                    7.28 %
Cisco Systems, Inc.                      6.16 %
General Electric Company                 3.93 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services     16.92 %
Communications Equipment                12.63 %
Computer & Office Equipment              9.69 %
Telecommunications                       9.52 %
Electronic Components & Accessories      6.11 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report   9

WRL JANUS GLOBAL

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS LONG-TERM GROWTH OF CAPITAL IN A MANNER CONSISTENT WITH THE PRESERVATION OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN COMMON STOCKS OF FOREIGN AND DOMESTIC ISSUERS.

MARKET ENVIRONMENT
Despite heightened volatility, international equity markets rallied across the year, supported by global interest rate cuts and easing recession fears. While U.S. equities led the way, stocks in Asia and Latin America showed renewed vigor amid signs that the worst may be over for economies in those regions. European markets, meanwhile, were volatile, struggling against slower economic growth and pressure on the new euro currency. A recent European Central Bank interest rate cut brightened the Continent's economic outlook, however, prompting investors to revisit some economically sensitive stocks.

PERFORMANCE
For the year ended December 31, 1999, WRL Janus Global gained 71.10 %, comfortably outperforming its benchmark, the Morgan Stanley Capital International World Index, which returned 24.93 %. We attribute our strong performance to our ability to find companies able to generate robust earnings in a variety of economic conditions.

STRATEGY REVIEW
The portfolio continued to benefit from the decision we made last year to raise our weighting in U.S. stocks. This strategy reflected our belief that U.S. corporations are ahead of their international competitors in terms of cost cutting and technological innovation. Companies such as networking equipment provider Cisco Systems, Inc. and telecommunications powerhouse MCI WORLDCOM, Inc., continued to reward our confidence with vigorous performance. Both are leading franchises driving the changes that create value in their industries.

We continued to capitalize on the build-out of global broadband telecommunication networks. Companies like Britain's Colt Telecom Group PLC and Orange PLC are constructing new telecommunication networks that will allow users to access voice, data, and Internet services over a single network.

The strategic value of cable franchises is another theme we are following globally. Because cable companies have already installed interactive links into consumer homes, they are seen as a vital link in the delivery of broadband services. In many cases these companies are ahead of their U.S. counterparts in upgrading their systems. We particularly like quality franchises like Canada's Rogers Communications Inc. and Shaw Communications Inc. While the renewed interest in more economically sensitive stocks benefited cyclical holdings like automaker Porsche AG, it hindered the performance of more defensive positions, most notably pharmaceutical stocks.

OUTLOOK
Overall, we are optimistic on the global economy. Modest inflation and lower interest rates are expected to support moderate but continued growth in the U.S. and Europe, while prospects for Asia and the emerging markets appear brighter than they were six months ago. Given the fragility of these budding recoveries, we remain cautious in our approach to investing in these regions. We will continue to focus on companies that can generate strong results in any kind of economic environment. These are the kind of opportunities we try to find for the portfolio, relying on the expertise and rigorous efforts of our research team.


/s/ HELEN YOUNG HAYES
---------------------
Helen Young Hayes
WRL JANUS GLOBAL
PORTFOLIO MANAGER

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

10  WRL Series Fund, Inc.

                                                                    [JANUS LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL JANUS GLOBAL AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX

[MOUNTAIN GRAPH]

THE PORTFOLIO CONTINUED TO BENEFIT FROM THE DECISION WE MADE LAST YEAR TO RAISE OUR WEIGHTING IN U.S. STOCKS.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
NTT Mobile Communication
 Network, Inc.                          6.85 %
Nokia Oyj                               4.45 %
Cisco Systems, Inc.                     4.15 %
China Telecom (Hong Kong)
 Limited - ADR                          3.87 %
Mannesmann AG                           3.77 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Telecommunications                     24.88 %
Communications Equipment               12.18 %
Computer & Data Processing Services     9.98 %
Computer & Office Equipment             8.51 %
Electronic Components & Accessories     4.46 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS. FOREIGN SECURITIES INVOLVE SPECIAL RISKS DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                          1999 Annual Report  11

WRL LKCM STRATEGIC TOTAL RETURN

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS CURRENT INCOME, LONG-TERM GROWTH OF INCOME, AND CAPITAL APPRECIATION BY INVESTING IN A BLEND OF EQUITY AND FIXED-INCOME SECURITIES.

MARKET ENVIRONMENT
The theme of equity investing in 1999 was growth, with that style outperforming value by a historically wide margin. Major stock indexes advanced particularly hard in the fourth quarter, led by the technology sector. The fact that stocks continued to rise in the face of rising interest rates is an unusual situation. Given the enormous outperformance by the technology sector, the overall stock market continued to feel very narrow, with non-technology/non-high growth stocks failing to keep up. Nevertheless, the portfolio's equity investments, which tend to have a more muted risk profile than strictly high-growth stocks, performed well.

PERFORMANCE
Given the portfolio's objective and asset allocation, we are enthusiastic about its performance over the past year. For the year ended December 31, 1999, WRL LKCM Strategic Total Return generated a total return of 12.07 %. By comparison, Standard and Poor's Index of 500 Common Stocks gained 21.04 % and the Lehman Brothers Government/Corporate Intermediate Bond Index returned 0.39 % for the same period.

STRATEGY REVIEW
We remain dedicated to a strategic allocation of at least 60 % of assets in common stocks as a means of providing long-term capital gains, with the balance invested in a bond component to manage risk. The year was one of the most difficult ever for bonds, yet a conservative and focused bond management approach allowed the fixed-income portion to contribute positively to returns. At the same time, the bond portion of the portfolio fulfilled its main function of managing risk and limiting volatility by cushioning portfolio returns during the third quarter's stock market downdraft. While managing overall risk remains of paramount significance to our long-term success, equally important is managing capital appreciation potential. In this regard, the portfolio's equity investments had an excellent year while, taking on materially less risk, we think, than the overall stock market.

The largest contributor to our solid performance was strong individual investments. For instance, while we continued to have a below-market exposure to the volatile technology sector, the strong performance of the portfolio's technology holdings more than offset the impact of the lower weighting. The suitability of the reward/risk profile of many technology stocks has always been an issue for the portfolio. In late 1998, we identified several communications-related technology shares that offered attractive capital appreciation potential along with manageable risk profiles. Our biggest winners in 1999 were among these investments and included Motorola, Inc. and Nortel Networks Corporation. This strong stock selection extended throughout the portfolio regardless of whether a sector was in or out of favor. Individual contributors included CBS Corporation, The Home Depot, Inc., and Nabors Industries, Inc.

OUTLOOK
We continue to be optimistic about the resilience of the U.S. financial markets at a time of unprecedented economic expansion and technological innovation. But while today's environment of growth and change provides wonderful investment opportunities, the blemish of high valuations and rising interest rates is a call for caution. Nevertheless, we continue to be excited about investment opportunities available to the portfolio, believing its risk-averse philosophy is especially well suited for the environment.


/s/ LUTHER KING                                            /s/ SCOT C. HOLLMANN
---------------                                            --------------------
Luther King                                                Scot C. Hollmann
                        WRL LKCM STRATEGIC TOTAL RETURN
                             CO-PORTFOLIO MANAGERS

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGERS THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

12  WRL Series Fund, Inc.

                                                                     [LKCM LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL LKCM STRATEGIC TOTAL RETURN, THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

[MOUNTAIN GRAPH]

STRONG STOCK SELECTION EXTENDED THROUGHOUT THE PORTFOLIO REGARDLESS OF WHETHER A SECTOR WAS IN OR OUT OF FAVOR.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Nortel Networks Corporation     3.56 %
CBS Corporation                 3.33 %
EMC Corporation                 2.62 %
General Electric Company        2.58 %
ALLTEL Corporation              2.21 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Telecommunications             13.55 %
Commercial Banks                7.29 %
Chemicals & Allied Products     6.74 %
Computer & Office Equipment     5.85 %
Radio & Television Broadcasting 5.67 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

FIXED INCOME MATRIX
MATURITY
[BOX GRAPH]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

FIXED INCOME MATRIX
Intermediate Term: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

Medium Quality: Average credit rating of BBB or A.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  13

WRL VKAM EMERGING GROWTH

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS CAPITAL APPRECIATION BY INVESTING IN THE COMMON STOCKS OF SMALL- AND MEDIUM-SIZED COMPANIES.

MARKET ENVIRONMENT
Except for a second-quarter rally by value stocks, growth stocks led the market all year. The fourth quarter turned out to be the single best quarter for the portfolio ever. In fact, WRL VKAM Emerging Growth gained more in that one quarter -- over 60 % -- than it had in any previous year. The best performing group by far was technology, and due to the strong performance, the portfolio is over-weighted in technology and technology-related industries. With no other group showing up as well, technology finished the year still looking far and away the best group under our stock selection criteria. This was a year just like last year when the strong stocks stayed strong all year, while the weak stocks stayed weak all year. In most years, more sector rotation normally occurs.

PERFORMANCE
For the year ended December 31, 1999, WRL VKAM Emerging Growth rose 105.16 %, widely outperforming its benchmark index, the Standard and Poor's Index of 500 Common Stocks, which gained 21.04 %. The portfolio benefited from its focus on small- and mid-capitalization stocks, which generally fared better than larger stocks in the growth segments of the market.

STRATEGY REVIEW
The portfolio utilizes a bottom-up approach that focuses on stock selection. The style remains consistent in any market condition and the portfolio remains fully invested. Stocks are selected based on two key criteria: rising earnings expectations and improving valuations. To be added to the portfolio, stocks need to meet both criteria. Positions are sold immediately if the company's earnings expectations fall, and very quickly if the stock's valuation declines. Our approach attempts to identify the best performing high-growth companies the market is rewarding with a higher stock price. The biggest contributors to performance during the year were QUALCOMM Incorporated, JDS Uniphase Corporation, Veritas Software Corporation, Verisign, Inc., and Broadvision, Inc. All of these stocks were among the biggest winners in the market this year. The biggest negative contributors were Compuware Corporation, CSG Systems International, Inc., American Power Conversion Corporation, USWeb Corporation, and eBay, Inc. None of these stocks were in the portfolio at year end.

OUTLOOK
The market treats emerging growth stocks differently depending on the level of uncertainty. When fear rises, the market seeks safe "haven stocks" and avoids the type of stocks held in the portfolio. When confidence returns, however, the market seeks the typically higher returns available from emerging growth companies. Lately, emotional swings have been occurring at a seemingly accelerated pace and that has enhanced market volatility. Emerging growth stock valuations are currently near the bottom of their historic range (when compared to larger companies) and they appear to be attracting market interest. With growth stock fundamentals appearing positive, the market should continue its incredible bull run, though there will be a few bumps along the way.



/s/ GARY M. LEWIS
-----------------
Gary M. Lewis
WRL VKAM EMERGING GROWTH
PORTFOLIO MANAGER

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

14  WRL Series Fund, Inc.

                                                    [VANKAMPEN INVESTMENTS LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL VKAM EMERGING GROWTH AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[MOUNTAIN GRAPH]

TECHNOLOGY FINISHED THE YEAR STILL LOOKING FAR AND AWAY THE BEST GROUP UNDER OUR STOCK SELECTION CRITERIA.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
QUALCOMM, Incorporated                   4.96 %
JDS Uniphase Corporation                 4.88 %
Veritas Software Corporation             3.45 %
Verisign, Inc.                           3.09 %
Broadvision, Inc.                        2.40 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services     26.99 %
Electronic Components & Accessories     23.47 %
Communications Equipment                11.39 %
Telecommunications                       4.98 %
Computer & Office Equipment              4.16 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Small Capitalization: Smallest 80 % of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  15

WRL ALGER AGGRESSIVE GROWTH

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITY SECURITIES.

MARKET ENVIRONMENT
All together, 1999 was another good year for most equity investors. During the first half of the year, large-cap stocks marched forward with hardly a setback, while their smaller counterparts struggled mightily. Large inflows of overseas capital sought refuge in the largest, most liquid corporate names. All of the major large-cap indexes continuously set new highs, and the Dow Jones Industrial Average ("Dow") closed over 10,000 for the first time on March 29, 1999.

After a volatile April, May and June saw consolidation and profit taking in the equity markets. An ongoing fear of rising interest rates was realized on June 30, when the Federal Reserve Board ("Fed") "took back" one of three previous interest rate cuts by increasing the fed funds rate to 5 %. Nonetheless, the market shrugged off the rate hike, and large-cap stocks continued to rally. During the last stages of this surge, however, the breadth of the rally narrowed considerably, as small-cap and value stocks continued to languish.

The last few months of the period were marked by extreme market volatility, an overall downward trend, and ultimately, a dramatic rebound. While certain segments of the market struggled -- most notably, value stocks -- most equity indexes climbed steadily higher. Small-cap growth stocks were particularly strong, reversing a painfully long trend of underperformance. Growth stocks and technology stocks across all market capitalizations appreciated strongly at year-end.

PERFORMANCE
For the year ended December 31, 1999, WRL Alger Aggressive Growth returned
69.02 %, significantly outperforming both the Value Line (Arithmetic) Index which gained 10.56 % and the Standard and Poor's Index of 500 Common Stocks ("S&P 500") which gained 21.04 %. Looking forward, we will continue to seek out and invest in companies that we feel will increase their earnings rapidly and consistently.

STRATEGY REVIEW
Fortunately, the portfolio was well positioned to benefit from the strong performance of certain segments of the market. Firstly, our growth stock philosophy was of great benefit during a year in which value severely underperformed growth. In addition, the portfolio was heavily weighted in technology companies throughout the year. Stocks such as Yahoo! Inc., Microsoft Corporation, and America Online, Inc. fueled much of the portfolio's gains. Technology stocks were the clear market leaders in 1999, thus making WRL Alger Aggressive Growth extremely well positioned for the strong bull market.

OUTLOOK
The economy of 2000 is likely to resemble the economy of 1999, but it will not be growing as rapidly. This is an inevitable by-product of higher interest rates. Nevertheless, things like low unemployment, good wage gains, and positive psychology should keep the economy moving along at a decent rate. Inflation will remain subdued as a result of continually increasing productivity and the slowing of economic growth. Corporate earnings, however, will probably not be as strong in the coming year as they were in the past. The top-down forecast for S&P 500 earnings is an increase of 10 %, which is lower than the 14 % estimated for this year. It would be logical to assume that the market will rise less vigorously as well. As such, a target of 12,500-13,000 on the Dow might be appropriate.


/s/ DAVID D. ALGER
------------------
David D. Alger
PRESIDENT, FRED ALGER MANAGEMENT, INC.

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

16  WRL Series Fund, Inc.

                                              [FRED ALGER MANAGEMENT, INC. LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL ALGER AGGRESSIVE GROWTH, THE VALUE LINE (ARITHMETIC) INDEX AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[MOUNTAIN GRAPH]

OUR GROWTH STOCK PHILOSOPHY WAS OF GREAT BENEFIT DURING A YEAR IN WHICH VALUE SEVERELY UNDERPERFORMED GROWTH.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Yahoo! Inc.                              7.07 %
Microsoft Corporation                    4.68 %
Exodus Communications, Inc.              4.64 %
America Online, Inc.                     4.19 %
Cisco Systems, Inc.                      3.48 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services     28.33 %
Electronic Components & Accessories     12.24 %
Telecommunications                       8.41 %
Business Services                        8.31 %
Computer & Office Equipment              7.20 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  17

WRL AEGON BALANCED

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS PRESERVATION OF CAPITAL, REDUCED VOLATILITY, AND SUPERIOR LONG-TERM RISK-ADJUSTED RETURNS BY INVESTING IN COMMON STOCKS, CONVERTIBLE SECURITIES, AND U.S. TREASURIES.

MARKET ENVIRONMENT
Being a value manager in last year's decidedly growth market was difficult to say the least. For instance, in the second half of the year, the Russell 1000 Value Index ("Value Index") was down some 6 % while the NASDAQ Composite Index ("NASDAQ") was up about 50 %; for the full year, the Value Index was up 7 % and the NASDAQ was up 86 %. In this environment, it was difficult to stay with a value discipline as our stock performance reflected this disparity between value and growth. The portfolio also maintained close to a 30 % weighting in bonds. The fixed income portion had a negative return for the year as the Federal Reserve Board ("Fed") raised interest rates three times. In total, stocks in the portfolio performed in line with the Value Index, but we were disappointed with the performance of bonds.

PERFORMANCE
For the year ending December 31, 1999, WRL AEGON Balanced produced a total return of 3.03 %. By comparison, the Standard and Poor's Index of 500 Common Stocks gained 21.04 % and the Lehman Brothers Government/Corporate Intermediate Bond Index returned 0.39 % for the same period.

STRATEGY REVIEW
The highlight for the year in the portfolio was Sun Microsystems, Inc. For the year, the stock was up 262 % and ended as an over-weighted position. Other big movers for the year were Wal-Mart Stores, Inc., Citigroup Inc., Hewlett-Packard Company, General Electric Company, and American International Group, Inc. We made a conscious decision, however, to keep weightings in check which meant we trimmed those stocks that became a large percentage of the portfolio. Unfortunately, in this environment letting stocks run and become larger and larger weights was exactly what worked for the year. Going forward, we will continue to stay with our value discipline and take gains where we feel the valuation warrants it.

After a solid year in 1998, bonds had a difficult time in 1999. The yield on the 10-year U.S. Treasury Bond rose across the year from 4.65 % to 6.44 %, meaning the price fell. The Fed tightened rates three times last year in an attempt to slow down the economy and cool down some of the speculation in the stock market. If the economy begins to show signs of inflation or the technology stocks continue to soar, we feel there may be a couple more interest rate increases in 2000. As a result, we plan on reducing the average maturity in the bond portion of the portfolio to decrease price volatility of changing interest rates.

We also made a slight shift in the fixed income portion of the portfolio. Given the level of interest rates and the spreads between U.S. Treasuries and corporate bonds, the portfolio's fixed income holdings has expanded to include high quality corporate bonds and, to a lesser extent, government agencies. We do not view this as a shift in style, but more active management.

OUTLOOK
Our outlook for 2000 remains cautious for bonds, but optimistic for stocks. We believe that in 2000, the global economic expansion will continue and basic material and capital goods will come back in favor, much like they did in April, 1999. Technology, meanwhile, like basic material and capital goods, will benefit from economic expansion. We look back at 1999 and realize that, being value managers, we missed some opportunities to be involved in the hot part of the market. Looking forward, we realize that every discipline has its time. We feel that by staying true to the value style, we will be rewarded in the long run.



/s/ MICHAEL VAN METER
---------------------
Michael Van Meter
WRL AEGON BALANCED
PORTFOLIO MANAGER

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

18  WRL Series Fund, Inc.

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL AEGON BALANCED, THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

[MOUNTAIN GRAPH]

WE WILL CONTINUE TO STAY WITH OUR VALUE DISCIPLINE AND TAKE GAINS WHERE WE FEEL THE VALUATION WARRANTS IT.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Sun Microsystems, Inc.                             8.57 %
Citigroup Inc.                                     4.15 %
American International Group, Inc.                 3.99 %
U.S. Treasury Bond      11.25 %    02/15/2015      3.91 %
General Electric Company                           3.71 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Office Equipment                       17.73 %
U.S. Government Obligations                       14.46 %
Commercial Banks                                   9.70 %
Pharmaceuticals                                    9.27 %
Insurance                                          6.47 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

FIXED INCOME MATRIX
MATURITY
[BOX GRAPH]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

FIXED INCOME MATRIX
Long Term: Average duration of more than 6 years.

High Quality: Average credit rating equal to or greater than AA.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  19

                                                                    [AEGON LOGO]

WRL FEDERATED GROWTH & INCOME

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS TOTAL RETURN BY INVESTING IN SECURITIES THAT HAVE DEFENSIVE CHARACTERISTICS.

MARKET ENVIRONMENT
Across the year, especially the second half, the equity markets remained volatile with leadership coming from just a small number of large growth stocks. Though the major indexes were all up, the median stock in the overall market actually fell during the year.

It was a difficult environment for value investing, particularly for the mid-cap value stocks of WRL Federated Growth & Income. The market favored companies with rapid growth or the prospect of rapid growth rather than income-oriented, undervalued sectors such as real estate investment trusts ("REITs") and utilities. Gas and electric utilities comprised approximately 33 % of total net assets at year end, while REITs comprised approximately 19 %. Both the Standard & Poor's Utilities Index and the Morgan Stanley REIT Index were down in the second half of the year.

PERFORMANCE
For the year ended December 31, 1999, WRL Federated Growth & Income returned (4.45)%. The Russell Midcap Value Index, meanwhile, returned (0.11)%, more in line with the portfolio's performance. The Russell 3000 Index returned 19.43 %.

STRATEGY REVIEW
Our top performing stocks came from several sectors. Chicago Title Corporation, an insurance company, moved ahead nicely on a takeover bid, while Gallagher (Arthur J.) & Co., an insurance broker, was up on prospects for improved pricing in its markets. K N Energy, Inc. moved ahead as new management rejuvenated the company, and Sterling Software, Inc., our only technology holding, gained inside a strong group (yet still has a relatively low price/earnings multiple). The United Illuminating Company bucked the worst year on record for electric utilities to turn in excellent gains.

The weakest performing stocks all had profit shortfalls. Pennzoil-Quaker State Company and USEC Inc. fell on rising crude oil costs and falling prices for enriched uranium, respectively. Other declining issues were Bob Evans Farms, Inc., V.F. Corporation, Hillenbrand Industries, Inc., and Ralston Purina Company.

The portfolio changes made this year significantly enhanced its diversification, as all major industry sectors are now represented. Our favorite sectors remain natural gas and REITs, especially apartments, offices, and industrial facilities.

OUTLOOK
We're optimistic about the portfolio's prospects. Overall valuations are excellent, with an average multiple of 12 times expected 1999 earnings, a 5.4 % dividend yield, and a beta of only 0.45. WRL Federated Growth & Income's mid-cap companies also offer takeover prospects given their moderate size, attractive valuations, and strong cash flows. We think this portfolio is a fine place to be after the unprecedented rise by the Standard and Poor's Index of 500 Common Stocks and the large growth stocks that have dominated it, and because of the likelihood that market conditions will be more challenging in the year ahead.



/s/ STEVEN J. LEHMAN                                       /s/ LINDA A. DUESSEL
--------------------                                       --------------------
Steven J. Lehman                                           Linda A. Duessel
                         WRL FEDERATED GROWTH & INCOME
                             CO-PORTFOLIO MANAGERS

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGERS THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

20  WRL Series Fund, Inc.

                                                                [FEDERATED LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL FEDERATED GROWTH & INCOME, THE RUSSELL MIDCAP VALUE INDEX AND THE RUSSELL 3000 INDEX.

[MOUNTAIN GRAPH]

THE PORTFOLIO CHANGES MADE THIS YEAR SIGNIFICANTLY ENHANCED ITS DIVERSIFICATION, AS ALL MAJOR INDUSTRY SECTORS ARE NOW REPRESENTED.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Keyspan Corporation                      3.30 %
El Paso Energy Corp.                     2.40 %
Ralston Purina Company                   1.87 %
ProLogis Trust                           1.77 %
Post Properties, Inc.                    1.74 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Gas Production & Distribution           18.36 %
Holding & Other Investment Offices      15.23 %
Electric Services                        5.58 %
Food & Kindred Products                  5.22 %
Electric, Gas & Sanitary Services        5.13 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  21

WRL DEAN ASSET ALLOCATION

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS PRESERVATION OF CAPITAL AND COMPETITIVE RETURNS BY INVESTING IN STOCKS, DEBT OBLIGATIONS OF U.S. ISSUERS, U.S. TREASURY SECURITIES, AND MONEY MARKETS.

MARKET ENVIRONMENT
Virtually all of the major stock market indexes ended the year at all-time highs. Fears that rising interest rates or the "Y2K bug" would hurt the U.S. economy dissipated and investors focused on continuing economic prosperity, in particular the promising opportunities made possible by the Internet. In that environment, the NASDAQ Composite Index ("NASDAQ"), a market index dominated by high-tech giants and Internet-related issues, increased by over 80 % during 1999. Many NASDAQ stocks (in particular, the so-called "dot-com" stocks) were bid higher due to pure market euphoria, with comparatively little attention paid to any traditional notion of a stock's underlying value.

The saying goes that "a rising tide lifts all boats", but not with last year's market. In fact, more than half of the stocks in the Standard and Poor's Index of 500 Common Stocks ("S&P 500") fell in price during the year. In other words, an equally weighted portfolio of the S&P 500, i.e., a group chosen to represent market leaders and financially stable operations, would have barely changed in value during the bull run of 1999. Certainly, such a huge divergence in performance has served to tempt impatient investors to chase after the NASDAQ winners, no matter the price.

PERFORMANCE
Against this backdrop, WRL Dean Asset Allocation underperformed its benchmark indexes. For the year ended December 31, 1999, the portfolio produced a return of (5.64)%. By comparison, the S&P 500 rose 21.04 % while the Lehman Brothers Government/Corporate Intermediate Bond Index increased by 0.39 %.

STRATEGY REVIEW
Our models, which were bearish through much of the year, actually improved toward year end. In order to capitalize on this relatively optimistic outlook, we boosted the portfolio's stock allocation north of the 60 % "neutral" level. At year's end, the portfolio was 66 % invested in equities. A major area of emphasis is the financial services sector, particularly banking operations and providers of insurance and investment products. The majority of stocks in the financial sector were beaten down by higher interest rates in 1999, but the fundamental demand for financial products should grow steadily over the longer term. Select consumer and industrial names were recently added, with a preference for companies that are market leaders, boast proven track records, and offer attractive valuations. At the same time, the allocation to fixed-income securities was reduced significantly, to about 27 % by year end. The action to sell bonds is intended to mute some of the effect of short-term higher rates while we wait for interest rates to settle out later in 2000.

OUTLOOK
The portfolio's performance during 1999 reflected the difficulties of a "value" investing philosophy in the recent market environment. Certainly, trends such as the Internet and the globalization of the economy have had an impact on the art and science of investing. Nevertheless, the cornerstone of our long-term investment success has been a commitment to "value". We believe the companies whose stocks we are buying are fundamentally positioned to succeed and thrive in the new economy, yet are undervalued in a classic or relative sense, thereby increasing the potential for capital gains.



/s/ JOHN C. RIAZZI
------------------
John C. Riazzi
WRL DEAN ASSET ALLOCATION
PORTFOLIO MANAGER

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

22  WRL Series Fund, Inc.

                                               [DEAN INVESTMENT ASSOCIATES LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL DEAN ASSET ALLOCATION, THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS, AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

[MOUNTAIN GRAPH]

THE PORTFOLIO'S PERFORMANCE DURING 1999 REFLECTED THE DIFFICULTIES OF A "VALUE" INVESTING PHILOSOPHY IN THE RECENT MARKET ENVIRONMENT.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Fannie Mae                              4.17 %
New Plan Excel Realty
  Trust, Inc.   7.40 %  09/15/2009      3.92 %
Household Finance
  Corporation   6.00 %  05/01/2004      3.67 %
FleetBoston Financial Corp.             3.59 %
Summit Bancorp                          3.51 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                       15.03 %
Holding & Other Investment Offices      5.29 %
Personal Credit Institutions            5.28 %
Telecommunications                      5.25 %
Computer & Office Equipment             5.15 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

FIXED INCOME MATRIX
MATURITY
[BOX GRAPH]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

FIXED INCOME MATRIX
Short Term: Average duration of 3.5 years.

High Quality: Average credit rating equal to or greater than AA.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                      WRL Series Fund, Inc.   23

WRL C.A.S.E. GROWTH

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS ANNUAL GROWTH OF CAPITAL THROUGH INVESTMENTS IN COMPANIES WHOSE MANAGEMENT, FINANCIAL RESOURCES AND FUNDAMENTALS APPEAR ATTRACTIVE ON A SCALE MEASURED AGAINST EACH COMPANY'S PRESENT VALUE.

MARKET ENVIRONMENT
Over the past twelve months, the market endured a broad-scaled correction that spared only a small percentage of stocks outside the technology sector. With economic expansion running into wage demand inflationary pressures, the Federal Reserve Board was compelled to raise rates three times during the year. If long-term rates push above the 7 % level, they will likely drain a large amount of the capital out of the equities market and into bonds.

While economic cycles are supremely important, there are noteworthy market influences afoot as well, not the least of which is that the "baby boomer" generation has reached middle age. Put another way, the population bubble that has pushed the market to valuations never imagined will begin to decline. Such a trend would ordinarily cause both the economic expansion and the demand for stocks to decline, but the globalization of the markets has opened the doors to millions of new consumers. Unimpeded, this expansion could have a long-term beneficial impact on the markets of near epic proportions.

PERFORMANCE
For the year ended December 31, 1999, WRL C.A.S.E. Growth returned 33.84 % outperforming its benchmark, the Wilshire 5000 Index which gained 22.05 % over the same period.

STRATEGY REVIEW
In mid-December, we significantly reduced the portfolio's overweighting in the technology sector. In most instances, we accomplished the lower weighting by simply realizing a portion of our gains in technology stocks and locking in the profits. We are very sensitive to the fact that a stock like America Online, Inc. is selling at extraordinary earnings multiples, while more traditional growth stocks are trading at more normal levels. Many of the more glamorous technology stocks seem priced for perfection. The slightest disappointment could see these stocks decline by 25 % to 50 %.

OUTLOOK
From here, we believe the best strategy is to lower the overall risk exposure of the portfolio by reducing the number of high-multiple holdings and replacing them with stocks displaying above-average growth rates and strong underlying fundamentals. We disagree with investors who seem to believe that the only way to make money is by investing in high-priced, high-volume, high-momentum stocks.

If the forces of wage-push inflation and higher interest rates are somehow held in check, and if consumer spending declines as expected, we would expect something around a 15 % rise in corporate earnings. With that, we see the potential for the Standard and Poor's Index of 500 Common Stocks to rise by 7 % to 10 %. The market could be pushed even higher if the global economies improve.



/s/ WILLIAM E. LANGE
--------------------
William E. Lange
PRESIDENT & CHIEF EXECUTIVE OFFICER
C.A.S.E. MANAGEMENT, INC.

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

24  WRL Series Fund, Inc.

                                                                 [C.A.S.E. LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL C.A.S.E. GROWTH AND THE WILSHIRE 5000 INDEX

[MOUNTAIN GRAPH]

FROM HERE, WE BELIEVE THE BEST STRATEGY IS TO LOWER THE OVERALL RISK EXPOSURE OF THE PORTFOLIO BY REDUCING THE NUMBER OF HIGH-MULTIPLE HOLDINGS.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Genesco Inc.                            6.78 %
ADC Telecommunications, Incorporated    3.87 %
Abercrombie & Fitch Co. - Class A       3.85 %
Claire's Stores, Inc.                   3.51 %
America Online, Inc.                    3.46 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Telecommunications                     13.87 %
Electronic Components & Accessories    11.45 %
Computer & Data Processing Services     9.21 %
Communications Equipment                8.78 %
Pharmaceuticals                         7.62 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  25

WRL NWQ VALUE EQUITY

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS TO ACHIEVE MAXIMUM, CONSISTENT TOTAL RETURN WITH MINIMUM RISK TO PRINCIPAL BY INVESTING IN COMMON STOCKS WITH ABOVE-AVERAGE STATISTICAL VALUE.

MARKET ENVIRONMENT
The year 1999 will be remembered as one of the most extraordinary -- and abnormal -- periods in the history of the stock market. A strong market rotation to value-oriented stocks in the second quarter paled in comparison to the powerful explosion of technology and Internet-related stocks in the fourth. But while technology soared, for some companies many-fold, the average stock had to contend with the Federal Reserve Board's ("Fed") steady string of rate tightenings. As a result, there were nearly as many stocks down within the Standard and Poor's Index of 500 Common Stocks ("S&P 500") as there were up for the year.

PERFORMANCE
Performance for WRL NWQ Value Equity reflects the divergence in returns between value stocks and their growth counterparts, particularly those in the technology sector. For the year ended December 31, 1999, the portfolio returned 7.95 % compared to a gain of 21.04 % for its benchmark, the S&P 500. The portfolio did, however, perform in line with the Russell 1000 Value Index, which was up 7.4 % in 1999.

STRATEGY REVIEW
Since the Asian crisis derailed our long held export-oriented investment theme in 1998, we've been adding consumer, airline, cable, and technology stocks to the portfolio, including MediaOne Group Inc., the third largest U.S. cable company. Its choice assets attracted AT&T Corp. - Liberty Media Group as a merger partner at a very attractive price. Time Warner Inc., another cable/media holding which didn't attract much attention in 1999, is in a similar position.

We held our positions in energy despite the sector falling very much out of favor in 1998, believing strongly in the longer-term investment potential of the group. The dramatic recovery of our three largest energy holdings, -- Weatherford International Inc., Noble Drilling Corporation, and Halliburton Company -- reflects the turnaround potential for out of favor stocks. As a value investor, our holdings are sometimes very much out of favor, just as energy was in 1998. We believe superior performance comes from both early identification of changes in economic or industry fundamentals, and being willing to show conviction in those investments during a difficult environment like that of last year.

OUTLOOK
We cannot say, of course, how long the current environment will persist -- some have called the Internet investment mania one of the greatest "bubbles" of all time. We do know, however, that the disparity between growth and value investment styles has reached unprecedented levels. In the past 20 years, the differential in return between the large capitalization Russell Growth Index and Russell Value Index never exceeded 17 % in any single year until 1998, when it surpassed 23 %. In 1999, this differential nearly reached 26 %. This growing spread between investment styles is a result of investors changing attitude toward risk, reflected in a new willingness to value a stock on a distant potential instead of profits, cash flows, and dividends. Through late December, companies within the S&P 500 reporting virtually no earnings were up an average of 52 %, while those having profits lost 2 % on average.

Value investing is a lonely pursuit in today's markets, but purchasing out-of-favor companies at prices well below their intrinsic value has proven to be a rewarding long-term approach for decades. We believe it will remain so for decades to come.


/s/ EDWARD C. FRIEDEL
---------------------
Edward C. Friedel
WRL NWQ VALUE EQUITY
PORTFOLIO MANAGER

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

26  WRL Series Fund, Inc.

                                        [NWQ INVESTMENT MANAGEMENT COMPANY LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL NWQ VALUE EQUITY AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[MOUNTAIN GRAPH]

THIS GROWING SPREAD BETWEEN INVESTMENT STYLES IS A RESULT OF INVESTORS CHANGING ATTITUDE TOWARD RISK.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
MediaOne Group Inc.                 4.63 %
CoreComm Limited                    4.36 %
Halliburton Company                 4.00 %
Texas Instruments Incorporated      3.97 %
Wells Fargo & Co.                   3.93 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                   12.05 %
Telecommunications                 11.30 %
Insurance                           8.51 %
Industrial Machinery & Equipment    5.99 %
Computer & Office Equipment         4.35 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  27

WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN THE COMMON STOCK OF FOREIGN ISSUERS TRADED ON OVERSEAS EXCHANGES.

MARKET ENVIRONMENT
Though global growth was strong during 1999, strength was far more evident in some regions than in others. Asian markets provided most of the star performers, with Malaysia, Singapore, Indonesia, and Korea all gaining more than 90 %. Hong Kong rose by some 56 %. And after years in the doldrums, the Morgan Stanley Capital International Japan Index was ahead by more than 60 % for the year.

Europe's major markets, on the other hand, were relatively disappointing. Gains in the United Kingdom ("UK"), the Netherlands, and Spain were all in the single digits, while markets in Italy and Belgium actually lost ground. Only the Scandinavian markets were consistently strong, largely reflecting the importance of the two giant telephone stocks, Finland's Nokia Oyj and Sweden's Telefonaktiebolaget LM Ericsson.

PERFORMANCE
For the year ended December 31, 1999, WRL GE/Scottish Equitable International Equity produced a total return of 24.95 %. By comparison, the Morgan Stanley Capital International (EAFE) Index gained 28.24 % and the Morgan Stanley Capital International World (excl. United States) Index rose 28.80 % for the same period.

STRATEGY REVIEW
Early in the year, we adopted a generally defensive approach, favoring UK and European markets over Japan and the Pacific. Overall, the defensive theme of the portfolio had an adverse effect, with a resurgent global economy pushing cyclical stocks to stronger performances than defensive issues. During September, we moved to underweight the UK -- a decision reflecting interest rate concerns and anxieties that any correction in the U.S. market would be amplified on the other side of the Atlantic. After a poor first nine months, the portfolio outperformed its benchmarks in the final quarter of 1999, largely on the back of excellent fourth quarter performance from global technology stocks. Telecom Italia SpA stocks, in particular, rose dramatically.

OUTLOOK
Recent economic indicators confirm an outlook of strong growth, exposing the major economies to the risk of a pick-up in inflation. U.S. inflation data has been better than expected, however, and the European Central Bank's move late in the year to raise Euro short-term interest rates was seen as a move to preempt a pick-up in inflation.

The uncertain outlook for inflation leads us to favor a broadly neutral asset allocation relative to our benchmarks. European markets have been upgraded to positive on the basis that the aforementioned rate rise should ensure a further favorable period of economic stability. We remain negative on the UK market, where interest rates are likely to rise and profits will be restrained by limited productivity gains and by rising wage costs.

In Japan, profit growth will be good provided the economic recovery holds up, and equity valuations do not look particularly stretched. It is unclear, however, from where the buying required to drive the equity market higher will come. We will continue to hold a benchmark weighting in Japan.



/s/ RUSSELL HOGAN                                        /s/ RALPH LAYMAN
-----------------                                        ----------------
Russell Hogan                                            Ralph Layman
SCOTTISH EQUITABLE INVESTMENT                            GE INVESTMENT
MANAGEMENT LIMITED                                       MANAGEMENT INCORPORATED
FOR THE INVESTMENT                                       PORTFOLIO MANAGER
MANAGEMENT BOARD
                 WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
                            CO-PORTFOLIO MANAGEMENT

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGERS THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

28  WRL Series Fund, Inc.

                                        [SCOTTISH EQUITABLE GE INVESTMENTS LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY, THE MORGAN STANLEY CAPITAL INTERNATIONAL (EAFE) INDEX, AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD (EXCL. UNITED STATES) INDEX

[MOUNTAIN GRAPH]

THE UNCERTAIN OUTLOOK FOR INFLATION LEADS US TO FAVOR A BROADLY NEUTRAL ASSET ALLOCATION RELATIVE TO OUR BENCHMARKS.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Mannesmann AG                           3.27 %
Telefonaktiebolaget LM Ericsson -
 Class B                                2.68 %
Sonera Oyj                              2.43 %
Total Fina SA                           2.22 %
Nokia Oyj                               2.03 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Telecommunications                     12.62 %
Commercial Banks                        9.86 %
Electronic Components & Accessories     8.48 %
Machinery, Equipment & Supplies         6.27 %
Communications Equipment                5.87 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

FOREIGN SECURITIES INVOLVE SPECIAL RISKS DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                          1999 Annual Report  29

WRL GE U.S. EQUITY

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN EQUITY
SECURITIES.

MARKET ENVIRONMENT
The stock market's narrowness across the year combined with the unprecedented dominance of growth over value made it very difficult to outperform on a consistent basis. During the year, just four large-capitalization stocks accounted for nearly a third of the Standard and Poor's Index of 500 Common Stocks' ("S&P 500") gain. In similar fashion, the top 30 stocks accounted for 87 % of the index's total gain.

PERFORMANCE
For the year ended December 31, 1999, WRL GE U.S. Equity gained 18.41 %. By comparison, the S&P 500, driven primarily by the technology sector, rose 21.04 % for the same period.

STRATEGY REVIEW
For the period, we did well in the consumer cyclical sector, where we benefited from continued outperformance by our cable holdings, NTL Incorporated, AT&T Corp. - Liberty Media Group, and Comcast Corporation, as well as Interpublic Group of Companies, Inc. and Catalina Marketing Corporation. We also outperformed in the financial sector; brokerage firms Morgan Stanley Dean Witter and Co. and The Goldman Sachs Group, Inc. did well, as did our large overweighted position in Citigroup Inc. We also had good performance in the capital goods sector, primarily because our valuation discipline kept us out of Tyco International Ltd.

Technology again was the sector that provided us with the greatest investment challenge. For the full year, our technology holdings rose pretty much in line with the S&P 500 Technology Sector, but due to valuation concerns, we were underweighted in the sector. During the fourth quarter we modestly reduced our technology weightings as valuations on selected stocks got even more extended. At the same time, large-cap, high-valuation technology stocks like QUALCOMM Incorporated, and Yahoo! Inc. were being added to the S&P 500, resulting in even more of a relative underweighting by year end. Our lack of exposure to high-flyers like Oracle Corporation, America Online Inc., Motorola, Inc., and an underweighting in Microsoft Corporation especially hurt relative performance, while lower valuation technology stocks such as Equifax Inc., Pitney Bowes Inc., and Unisys Corporation simply underperformed. We did have several good technology stocks -- Analog Devices, Inc., Applied Materials, Inc., EMC Corporation, and Nortel Networks Corporation, for example -- we just didn't have enough of them. We also had slightly negative performance in the consumer staple group due to underperformance by several healthcare stocks, and in the energy sector, mostly due to our overweighting. We still believe, however, that the healthcare industry has a favorable long-term outlook, and that there are compelling values within the energy sector.

OUTLOOK
Going forward, we expect stock market volatility to continue. We also believe that the performance and valuation discrepancy between technology and almost everything else cannot continue. Thus, we will maintain our focus on fundamental research and stock selection, and plan to maintain the valuation discipline that has rewarded us over the years. We believe the portfolio is well positioned for good relative performance in this environment.



/s/ EUGENE K. BOLTON
--------------------
Eugene K. Bolton
WRL GE U.S. EQUITY
PORTFOLIO MANAGER

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

30  WRL Series Fund, Inc.

                                                           [GE INVESTMENTS LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL GE U.S. EQUITY AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[MOUNTAIN GRAPH]

WE DID HAVE SEVERAL GOOD TECHNOLOGY STOCKS, WE JUST DIDN'T HAVE ENOUGH OF THEM.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Citigroup Inc.                          3.30 %
Microsoft Corporation                   2.76 %
Cisco Systems, Inc.                     2.75 %
Exxon Mobil Corporation                 2.52 %
Intel Corporation                       2.16 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                        10.10 %
Telecommunications                      8.00 %
Computer & Office Equipment             7.82 %
Commercial Banks                        6.50 %
Computer & Data Processing Services     5.77 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  31

WRL THIRD AVENUE VALUE

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN COMMON STOCKS, DEBT SECURITIES, HIGH YIELD/HIGH RISK FIXED INCOME SECURITIES AND FOREIGN SECURITIES.

MARKET ENVIRONMENT
1999 was a trying year for value investors, and we were no exception. The market vastly favored high-flying momentum/growth stocks, in particular, anything that smelled of the Internet. We continued to see a two-tiered market where a small number of issues comprised most of the market's gains. Despite the overall environment, the portfolio fared relatively well, largely due to our exposure to semiconductor capital equipment companies.

PERFORMANCE
For the year ended December 31, 1999, WRL Third Avenue Value gained 15.72 %. By comparison, the portfolio's benchmark, the Standard and Poor's Index of 500 Common Stocks returned 21.04 % for the period.

STRATEGY REVIEW
Our investment philosophy essentially ignores investor psychology and focuses solely on business fundamentals. We believe fundamental values will be realized longer term, if not through the outside passive stock market, then through resource conversion activities such as mergers and acquisitions, hostile takeovers, leveraged buyouts, refinancings, restructurings, and liquidations. We are already experiencing much of this today. In the fourth quarter alone, seven of the portfolio's companies were involved in resource conversion activities, either announcements of, or completions of merger and acquisition activities. Altogether, there were thirteen such activities for the full year.

We were pleasantly surprised early in the fourth quarter when Mitsui Marine & Fire Insurance Co., Ltd., a Japanese non-life insurer, announced that it planned to form a holding company with two of its competitors, The Nippon Fire & Marine Insurance Co., Ltd. and The Koa Fire & Marine Insurance Co., Ltd. We expect resource conversion activity to continue, perhaps even accelerate, if the two-tiered market we are currently experiencing persists. Furthermore, we are willing to take a more active role in enhancing shareholder value if necessary. In one instance, we, in concert with Third Avenue Funds, put forth a proposal to eliminate FSI International, Inc.'s poison pill and further restrict such measures unless approved by shareholders.

OUTLOOK
Looking forward, we continue to focus on finding values in well-capitalized companies for the portfolio. We believe in the quality of the companies we hold. Currently, financial services companies are out of favor due to interest rate concerns. We believe in companies, where the results are driven by the expense ratio instead of the loss ratio, such as title insurers and financial guarantors, which are attractive. In addition, we are focusing heavily on healthcare-related companies. The healthcare industry has come under pressure due to current and potential regulatory changes, providing us with excellent buying opportunities.



/s/ MARTIN J. WHITMAN
---------------------
Martin J. Whitman
WRL THIRD AVENUE VALUE
PORTFOLIO MANAGER

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

32  WRL Series Fund, Inc.

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL THIRD AVENUE VALUE AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[MOUNTAIN GRAPH]

IN THE FOURTH QUARTER ALONE, SEVEN OF THE PORTFOLIO'S COMPANIES WERE INVOLVED IN RESOURCE CONVERSION ACTIVITIES.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Electroglas, Inc.                       8.52 %
AVX Corporation                         7.80 %
Nabors Industries, Inc.                 7.57 %
3Com Corporation                        7.29 %
FSI International, Inc.                 4.78 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Industrial Machinery & Equipment       30.07 %
Insurance                              20.89 %
Electronic Components & Accessories     9.48 %
Oil & Gas Extraction                    7.57 %
Computer & Office Equipment             7.29 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Small Capitalization: Smallest 80 % of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  33

WRL J.P. MORGAN REAL ESTATE SECURITIES

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS LONG-TERM TOTAL RETURN FROM INVESTING PRIMARILY IN EQUITY SECURITIES OF REAL ESTATE COMPANIES.

MARKET ENVIRONMENT
Despite strong returns from the broad equity indexes, negative returns for real estate investment trusts ("REITs") persisted. Only during a few strong rallies in April, May and December did REITs sustain gains comparable to or exceeding those of the Standard and Poor's Index of 500 Common Stocks and the Morgan Stanley REIT Index.

Poor REIT performance mirrored a general market trend away from value stocks. The short REIT market rallies followed in large part announcements that Warren Buffet had purchased shares of a REIT company. Most recently, Mr. Buffet chose First Industrial Realty Trust, Inc. as the stock tip in the wallet he auctioned for charity. It remains to be seen if the market will continue to take its signal from one of America's top long-term investors.

PERFORMANCE
For the year ended December 31, 1999, WRL J.P. Morgan Real Estate Securities returned (3.77)%, while its benchmark, the Morgan Stanley REIT Index returned (4.55)%.

STRATEGY REVIEW
Among property sectors, performance varied widely during the year. Apartments posted a strong return but the next closest, and the only other positive return, came from the office/industrial sector. Investor worries about Internet shopping hit the mall and shopping center sectors despite strong in-store retail sales growth. Hotels continued to post poor returns as new supply and slowing revenue per available room growth both point to bumpy times in that sector.

The portfolio's relatively modest overweighting in the office/industrial and apartment sectors had a positive influence on returns, though a market weighting in the under-performing hotel sector had a negative one. Performance was boosted by good-sized positions in Equity Residential Properties Trust, Equity Office Properties Trust, and Vornado Realty Trust. Lack of exposure to some of the biggest losers, particularly Prison Realty Trust, Inc. also helped relative performance. Negative contributors to performance for the year came from National Golf Properties, Inc., which suffered early in the year from its acquisition of another golf course company, and FelCor Lodging Trust Incorporated, a hotel property company.

Some positive news for the REIT sector did come from Washington. With the passage of the REIT Modernization Act, many of the operating and financial restrictions imposed on REITs have been removed or loosened, thereby allowing REITs to capitalize more effectively on their ownership of large portfolios of real estate.

OUTLOOK
We believe the REIT market continues to offer some of the most attractive value opportunities for investors in the capital markets. Good fundamentals continue to underpin U.S. real estate markets, although at this stage of the cycle some excesses are beginning to show. For the most part, REITs should continue to generate moderating earnings growth in the 7 % to 8 % range during 2000. With dividend yields around 8 %, REITs could easily produce returns in the double-digit range with just a moderate multiple contraction.



/s/ DANIEL P. O'CONNOR                                      /s/ KEVIN J. MAXWELL
---------------------                                      --------------------
Daniel P. O'Connor                                          Kevin J. Maxwell
                     WRL J.P. MORGAN REAL ESTATE SECURITIES
                             CO-PORTFOLIO MANAGERS

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGERS THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMEN"T). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

34  WRL Series Fund, Inc.

                                                   [J.P. MORGAN INVESTMENT LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL J.P. MORGAN REAL ESTATE SECURITIES AND THE MORGAN STANLEY REIT INDEX

[MOUNTAIN GRAPH]

WE BELIEVE THE REIT MARKET CONTINUES TO OFFER SOME OF THE MOST ATTRACTIVE VALUE OPPORTUNITIES FOR INVESTORS IN THE CAPITAL MARKETS.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Equity Office Properties Trust          8.60 %
Equity Residential Properties Trust     6.56 %
Vornado Realty Trust                    6.19 %
Public Storage, Inc.                    5.69 %
ProLogis Trust                          5.13 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Office Property                        26.64 %
Apartments                             21.95 %
Shopping Center                        13.47 %
Regional Mall                          12.03 %
Diversified                             8.13 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  35

WRL GOLDMAN SACHS GROWTH

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS LONG-TERM GROWTH OF CAPITAL FROM INVESTING PRIMARILY IN EQUITY SECURITIES.

MARKET ENVIRONMENT
The large cap market, as measured by the Standard and Poor's Index of 500 Common Stocks ("S&P 500"), had another strong year. The market continued to be fueled by the strong performance of technology and Internet-related stocks, which are experiencing a period of exceptionally high growth. During the last quarter, investor fears of rising interest rates prompted some market volatility in response to inflationary pressures. These fears were later muted, however, due to evidence of only moderate inflation, and the perception that interest rates would remain stable until the end of the year.

PERFORMANCE
From inception May 3, 1999, through December 31, 1999, the portfolio posted a return of 17.50 %, significantly outperforming its benchmark, the S&P 500, which posted a return of 11.00 % for the same period.

STRATEGY REVIEW
In all environments and sectors, we prefer to invest in companies we believe are the dominant players in their respective industries, retain a strong business franchise, and maintain sustainable growth rates. Stock selection was strong across several sectors this period, with our technology, media, and communications stocks significantly fueling performance. Top performers included wireless phone chip manufacturer QUALCOMM Incorporated, as demand for hand-held phones continued to outpace supply. The stock was also rewarded after the company announced it would sell its hand-held phone business in order to concentrate on wireless chips.

Certain holdings in Internet and related companies, such as Verisign, Inc., Yahoo! Inc., and CheckFree Holdings Corporation also roared ahead late in the year. In our opinion these companies, along with our other selective Internet holdings, should continue to benefit from Internet growth. We continue to search for companies that provide the backbone and infrastructure to the Internet, preferring this strategy to Internet sites or "dot-coms" that are still in uncertain stages of development. In the cable sector, Time Warner Inc. and Comcast Corporation performed well, as the cable industry continues to be recognized as the preferred access provider to the Internet.

OUTLOOK
While we do not rely on economic forecasts in forming our investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased as a result of significant technological advances and a generally peaceful world political environment. We believe this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, free cash flow, and favorable demographic trends. Notwithstanding our bullish outlook for the U.S. economy, we believe the enduring competitive advantages of the companies we own, based on the criteria mentioned above, have the potential to withstand even an uncertain market environment.



/s/ HERBERT E. EHLERS
---------------------
Herbert E. Ehlers
WRL GOLDMAN SACHS GROWTH
PORTFOLIO MANAGER

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

36  WRL Series Fund, Inc.

                                                            [GOLDMAN SACHS LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL GOLDMAN SACHS GROWTH AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[MOUNTAIN GRAPH]

STOCK SELECTION WAS STRONG ACROSS SEVERAL SECTORS THIS PERIOD, WITH OUR TECHNOLOGY, MEDIA, AND COMMUNICATIONS STOCKS SIGNIFICANTLY FUELING PERFORMANCE.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Microsoft Corporation                    4.21 %
General Electric Company                 4.06 %
Standard & Poor's 500
Depositary Receipt                       3.25 %
Cisco Systems, Inc.                      2.69 %
Wal-Mart Stores, Inc.                    2.47 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services     11.57 %
Telecommunications                       9.57 %
Pharmaceuticals                          8.11 %
Computer & Office Equipment              7.73 %
Commercial Banks                         5.22 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  37

WRL GOLDMAN SACHS SMALL CAP

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS LONG-TERM GROWTH OF CAPITAL FROM INVESTING PRIMARILY IN EQUITY SECURITIES OF U.S. ISSUES AND CERTAIN FOREIGN ISSUES TRADED IN THE U.S.

MARKET ENVIRONMENT
The year was exceptional for U.S. stock indexes.
The Russell 2000 Index, which severely lagged larger cap indexes virtually all year, posted a remarkable 18.45 % return for the fourth period alone. With that, the Russell 2000 Index ended the year ahead of the Standard and Poor's Index of 500 Common Stocks for the first time in six years. The full year also witnessed record-setting spreads between returns for growth and value, as the Russell 2000 Growth Index return of 43.09 % significantly outpaced the (1.49)% return of the Russell 2000 Value Index.

Of the major sectors comprising the market, technology (particularly Internet stocks) and commercial services posted the biggest gains. Although Internet stocks make up less than 3.5 % of the Russell 2000 Index holdings, as a group they rose more than 100 % during the fourth quarter alone, accounting for about 4 % of the Russell 2000 Index overall return. In addition, communications and healthcare contributed substantially to the portfolio's performance.

PERFORMANCE
From its inception May 3, 1999, through December 31, 1999, WRL Goldman Sachs Small Cap posted a return of 17.82 %. By comparison, the Russell 2000 Index posted a return of 16.62 % for the same period.

STRATEGY REVIEW
Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks favored by fundamental research analysts, and lower volatility stocks with a below-average probability of reporting disappointing earnings. Over the long term, these factors have led to excess returns, although they don't necessarily work well simultaneously. For instance, during the fourth quarter, the returns achieved by lower volatility stocks underperformed those with higher volatility. Similarly, returns attributable to stocks with good momentum were low in this size segment, although still positive. Nevertheless, our concentration in stocks with attractive research analyst opinions fared well among smaller stocks.

OUTLOOK
As always, the portfolio remains fully invested in stocks. Our sector weightings, distribution among size categories and exposures to other risk factors are targeted to stay close to those of our benchmark. We intend to maintain our disciplined, long-term approach to equity investing despite possible volatility in the U.S. equity markets in the year 2000. We believe that through our combined qualitative and quantitative strategy for selecting stocks, WRL Goldman Small Cap has the potential to generate solid long-term returns for shareholders.



/s/ ROBERT C. JONES
-------------------
Robert C. Jones
WRL GOLDMAN SACHS SMALL CAP
PORTFOLIO MANAGER

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

38  WRL Series Fund, Inc.

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL GOLDMAN SACHS SMALL CAP AND THE RUSSELL 2000 INDEX

[MOUNTAIN GRAPH]

OUR QUANTITATIVE PROCESS SEEKS OUT STOCKS WITH GOOD MOMENTUM THAT ALSO APPEAR TO BE GOOD VALUES.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Westwood One, Inc.                           0.79 %
Microstrategy Incorporated                   0.72 %
Broadvision, Inc.                            0.57 %
VerticalNet, Inc.                            0.54 %
InterDigital Communications Corporation      0.54 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services          9.19 %
Electronic Components & Accessories          5.49 %
Industrial Machinery & Equipment             3.51 %
Pharmaceuticals                              3.51 %
Computer & Office Equipment                  3.45 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Small Capitalization: Smallest 80 % of the top 5,000 U.S. stocks.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

SMALL-CAP SECURITIES INVOLVE CERTAIN RISKS DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                          1999 Annual Report  39

WRL T. ROWE PRICE DIVIDEND GROWTH

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS TO PROVIDE AN INCREASING LEVEL OF DIVIDEND INCOME, LONG-TERM CAPITAL APPRECIATION, AND REASONABLE CURRENT INCOME FROM INVESTING PRIMARILY IN DIVIDEND PAYING SECURITIES.

MARKET ENVIRONMENT
Following a modest third quarter correction, the market surged ahead in the fourth quarter and finished 1999 with spectacular returns. The Standard and Poor's Index of 500 Common Stocks ("S&P 500") rose more than 20 % for the fifth consecutive year, though gains were concentrated in technology and basic industry. This environment was difficult for the portfolio, as its exposure to both of these sectors is limited. Few technology companies pay a dividend, and most cyclical shares lack the consistent growth in earnings and dividends that we seek in our investments.

PERFORMANCE
The portfolio posted disappointing returns since its inception. For the period May 3, 1999, through December 31, 1999, WRL T. Rowe Price Dividend Growth returned (7.40)%. By comparison, the S&P 500 gained 11.00 % for the same eight months. Our results were hurt by the performance of certain individual holdings and by general market trends. Galileo International, Inc., a leading processor of airline reservations, fell sharply when a changeover in the sales force caused a slowdown in U.S. bookings. The company continued to meet earnings estimates and now trades at just 10 times free cash flow. ACE Limited, a diversified property/casualty insurer based in Bermuda, declined despite signs of improvement in the industry's pricing structure and good news regarding its recent purchase of Cigna Corporation's property and casualty insurance business. We believe the stock offers terrific value with a low multiple and good dividend yield.

STRATEGY REVIEW
Other market developments were negative for our stocks, particularly investors' seemingly single-minded focus on return with little regard for risk. Our search for companies with consistent growth in earnings and dividends has often led us to areas of defensive growth, including pharmaceuticals, financial services, and consumer staples. Such areas were shunned by investors in favor of opportunities for fast gains in technology, especially the Internet. For example, Freddie Mac was down 26 % in 1999, while earnings grew 27 %.

Our best performers included Omnicom Group, Inc., the world's largest advertising and marketing services company, a global financial services giant, and ALLTEL Corporation, a southeastern telecommunications services company. The best overall industries included telephone services and electronic systems.

OUTLOOK
Higher interest rates and stretched valuations in the technology sector could limit returns from the broad market averages in 2000. However, valuations in several of the portfolio's core sectors, including healthcare, financials, and consumer nondurables, are becoming increasingly attractive. We would welcome a "broadening" of the market to recognize the value we see in these investments. As always, we remain especially conscious of risk and will continue to seek a margin of safety in all of our new investments. While 1999 proved to be an off year for this portfolio, we continue to believe that buying stocks of companies with consistently strong earnings and dividend growth will lead to attractive total returns for our shareholders.



/s/ WILLIAM J. STROMBERG
------------------------
William J. Stromberg
WRL T. ROWE PRICE DIVIDEND GROWTH
PORTFOLIO MANAGER

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

40  WRL Series Fund, Inc.

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL T. ROWE PRICE DIVIDEND GROWTH AND THE STANDARD AND POOR'S INDEX OF 500 COMMON STOCKS

[MOUNTAIN GRAPH]

MARKET DEVELOPMENTS WERE NEGATIVE FOR OUR STOCKS, PARTICULARLY INVESTORS' SEEMINGLY SINGLE-MINDED FOCUS ON RETURN WITH LITTLE REGARD FOR RISK.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Exxon Mobil Corporation                 2.51 %
Citigroup Inc.                          2.30 %
Fannie Mae                              2.15 %
XL Captial Ltd. - Class A               2.08 %
ProLogis Trust                          2.00 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                        9.09 %
Pharmaceuticals                         8.95 %
Petroleum Refining                      8.40 %
Telecommunications                      7.20 %
Holding & Other Investment Offices      6.22 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  41

WRL T. ROWE PRICE SMALL CAP

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS LONG-TERM GROWTH OF CAPITAL FROM INVESTING PRIMARILY IN COMMON STOCKS OF SMALL GROWTH COMPANIES.

MARKET ENVIRONMENT
Since the portfolio's inception, we saw continued strength in the economy and three increases in short-term rates by the Federal Reserve Board to keep inflation in check. Like the market as a whole, small-cap stocks went on a roller coaster ride but generated a respectable gain for the period. Technology stocks powered both large and small stock indexes, as investors favored high-risk, high-expectation investments. Value and income-oriented stocks languished.

The portfolio's inception date turned out to be propitious since it coincided with a strong rebound in small-cap stocks after steep declines earlier in 1999. The rally lasted into the summer, with small-caps generally performing better than the overall market for a few months. After a sharp sell-off in September, small-caps recovered and then surged at year-end, propelled mostly by technology.

PERFORMANCE
From inception May 3, 1999, through December 31, 1999, WRL T. Rowe Price Small Cap produced a total return of 38.49 %, outperforming its benchmark, the Russell 2000 Index, which gained 16.62 % for the same period.

STRATEGY REVIEW
While our overall investment strategy remained more conservative than that of many small-cap growth portfolios, we did raise our target growth rate for stock selection purposes. As a result, almost 50 % of the portfolio was invested in technology, computer software and services, and telecommunications at year end. Top performers within these areas included QLogic Corporation (computer connectivity), Proxim, Inc. (wireless networking), and Emmis Communications Corporation (radio and TV broadcaster).

As we increased exposure to technology and telecom-related sectors, we trimmed some other allocations such as miscellaneous business services, media and communications, and healthcare services. Retail, healthcare, and business services had negative returns. Among our holdings that hurt results were Consolidated Graphics, Inc., a consolidator in the commercial printing business that missed earnings estimates, Omnicare, Inc. and Medquist Inc. in the hospital sector, and Networks Associates, Inc., which fell victim to aggressive accounting and poor inventory management.

OUTLOOK
Though the past year produced the largest spread between growth and value stocks on record, we would not expect this trend to continue. There were many signs of speculative excess in last year's market, particularly the emergence of risk-insensitive investors and the huge number of initial public offerings, which, by the way, deteriorated in quality as the months wore on. We expect that stock returns and company fundamentals will again become closely linked and that valuations will matter. Valuations in the small-cap growth market vary widely, but overall the sector is still at the low end of its historical valuation range, technology stocks notwithstanding. We believe that market leadership will broaden this year to include areas left behind in 1999. WRL T. Rowe Price Small Cap's diversified approach to small-cap investing should provide some downside protection while ensuring that investors are exposed to all the sectors of this part of the market.



/s/ RICHARD T. WHITNEY
----------------------
Richard T. Whitney
WRL T. ROWE PRICE SMALL CAP
PORTFOLIO MANAGER

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

42  WRL Series Fund, Inc.

                                                             [T.ROWE PRICE LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL T. ROWE PRICE SMALL CAP AND THE RUSSELL 2000 INDEX

[MOUNTAIN GRAPH]

ALMOST 50 % OF THE PORTFOLIO WAS INVESTED IN TECHNOLOGY, COMPUTER SOFTWARE AND SERVICES, AND TELECOMMUNICATIONS AT YEAR END.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)
RSA Security, Inc.                       1.12 %
Liberate Technologies                    1.06 %
Emmis Communications Corporation -
  Class A                                1.02 %
Proxim, Inc.                             1.01 %
QRS Corporation                          0.99 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services     20.97 %
Electronic Components & Accessories     11.93 %
Computer & Office Equipment              6.12 %
Pharmaceuticals                          4.33 %
Instruments & Related Products           4.13 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Small Capitalization: Smallest 80 % of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS. SMALL-CAP SECURITIES INVOLVE CERTAIN RISKS DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                          1999 Annual Report  43

WRL SALOMON ALL CAP

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS CAPITAL APPRECIATION FROM INVESTING PRIMARILY IN COMMON STOCKS AND CONVERTIBLE SECURITIES.

MARKET ENVIRONMENT
1999 rang out the fifth straight year of 20 %-plus returns for the Standard and Poor's Index of 500 Common Stocks ("S&P 500"), continuing the U.S. economy's unprecedented bull market. At the start of the year, the economy defied odds with strong growth and low inflation. As the year progressed, however, the economy was challenged by higher than expected earnings and accelerating global growth causing the Federal Reserve Board to raise interest rates three times, from 4.75 % to 5.50 %. While the long-term secular growth trend with low inflation is still intact, the intermediate trend may shift to both increased inflation and increased earnings of economically sensitive companies. This trend is normal and healthy for long term economic growth.

Throughout the year, technology stocks drove the equity market, as the sector accounted for two-thirds of the S&P 500's performance -- Microsoft Corporation alone accounted for 10 % of the gain. Market breadth remained quite narrow right up to the end of the year, as technology continued to gain considerable momentum. This momentum came at the expense of most other sectors.

PERFORMANCE
The portfolio had strong performance in its inaugural year, beating its benchmark by a wide margin. From inception May 3, 1999, through December 31, 1999, WRL Salomon All Cap produced a total return of
15.57 %. The Russell 3000 Index, meanwhile, gained 10.88 %. The greatest contributors to performance were our technology, telecom/media, and energy positions. Our tobacco stocks were our most notable underperformers and are no longer prominent in the portfolio. We do, however, retain a material position in Nabisco Group Holdings Corp., the former parent of RJR Nabisco Holdings Corp., which currently only owns about 80 % of the country's leading cookie/cracker company.

STRATEGY REVIEW
The portfolio benefited from its bottom-up, broad market strategy. Typically, we identify opportunities in most sectors, whether they are currently "in favor" or "out of favor." In recent months, many of our incremental purchases have come in four areas: energy, traditional retailers, consumer products, and technology. With the notable exception of the "dot-com" stocks, we maintain broad market exposure. We prefer to attain our Internet exposure through the myriad of traditional companies that are developing e-commerce strategies but have sustainable earnings and cash flow, companies like International Business Machines Corp. and Bell Atlantic Corporation, for example.

OUTLOOK
We believe that the coming year should provide many opportunities within the stock market, particularly in reasonably valued, out-of-favor companies. As global growth accelerates, increased earnings should follow. This environment may cause price-to-earnings ratio contraction for the market. Most importantly, we believe the established companies that are embracing today's new technologies with fiscal discipline have a substantial long-term opportunity to gain market share, potentially accelerating their growth rates.



/s/ ROSS S. MARGOLIES                                /s/ ROBERT M. DONAHUE, JR.
---------------------                                --------------------------
Ross S. Margolies                                    Robert M. Donahue, Jr.
                              WRL SALOMON ALL CAP
                             CO-PORTFOLIO MANAGERS

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGERS THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

44  WRL Series Fund, Inc.

                                        [SALOMON BROTHERS ASSET MANAGEMENT LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL SALOMON ALL CAP AND THE RUSSELL 3000 INDEX

[MOUNTAIN GRAPH]

WE IDENTIFY OPPORTUNITIES IN MOST SECTORS, WHETHER THEY ARE CURRENTLY "IN FAVOR" OR "OUT OF FAVOR."

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Seagate Technology, Inc.                3.40 %
Federated Department Stores, Inc.       3.10 %
Nabisco Group Holdings                  2.86 %
Hormel Foods Corporation                2.74 %
Devon Energy Corporation                2.51 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Telecommunications                      8.81 %
Food & Kindred Products                 8.26 %
Computer & Office Equipment             7.15 %
Petroleum Refining                      5.89 %
Food Stores                             5.76 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  45

WRL PILGRIM BAXTER MID CAP GROWTH

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS CAPITAL APPRECIATION FROM INVESTING PRIMARILY IN COMMON STOCKS AND CONVERTIBLE SECURITIES.

MARKET ENVIRONMENT
Throughout 1999, consumers continued to spend, the manufacturing sector continued to grow, corporate profits remained strong, jobs were plentiful, and inflation remained low. During the year, foreign economies began to recover. By the end of the year, the strength and length of the bull market has surpassed most expectations, even as computer-related Y2K worries appeared to be over. During the second half of the year, the Federal Reserve Board ("Fed") raised interest rates three times to absorb the additional liquidity it injected into the market in 1998. While many predicted that the third increase would be disruptive, the stock market barely missed a beat.

The question for the coming year is whether the Fed will continue to raise interest rates with the intention of slowing the economy. Some economists are already predicting that the Fed will raise rates one or more times in early 2000. In response, worried investors sent the market down sharply in early January believing that U.S. monetary authorities would indeed take the millennium punchbowl away.

PERFORMANCE
From inception May 3, 1999, through December 31, 1999, WRL Pilgrim Baxter Mid Cap Growth returned 78.00 %, including a stunning 51.49 % gain in the fourth quarter alone. This compares favorably to the Russell Midcap Growth Index's returns of 39.92 % and 39.47 % for the same time periods.

STRATEGY REVIEW
The key factors that led to the favorable results in the fourth quarter were evident throughout the year. First, growth stocks significantly outperformed value stocks across all capitalizations. This is evidenced by the full year return of the Russell Midcap Growth Index -- 51.29 % -- compared to that of the Russell Midcap Value Index -- (0.11)%. Second, we were overweighted in the sector that had, by far, the best returns in the market: technology. And third, the individual stocks in each major sector of the portfolio outperformed the stocks held in the benchmark. This was especially true in the technology sector where our holdings significantly outperformed those represented in the Russell Midcap Growth Index. In addition, the portfolio's holdings in the consumer, healthcare, industrial, and services sectors well exceeded those of the benchmark.

OUTLOOK
Although equity mutual funds overall experienced net inflows for 1999, small-cap funds actually experienced net outflows for the year. Some of the so-called market experts are now calling for a significant rotation by institutional capital into small- and mid-cap stocks. If institutional investors do indeed begin to rotate assets out of large-caps and retail investors continue their shift that began at the end of last year, we believe small- and mid-cap stocks could enjoy a second straight year of strong performance.



/s/ JEFF A. WRONA
-----------------
Jeff A. Wrona
WRL PILGRIM BAXTER MID CAP GROWTH
PORTFOLIO MANAGER

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.


46  WRL Series Fund, Inc.

                                                                     [PBHG LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL PILGRIM BAXTER MID CAP GROWTH AND THE RUSSELL MIDCAP GROWTH INDEX

[MOUNTAIN GRAPH]

GROWTH STOCKS SIGNIFICANTLY OUTPERFORMED VALUE STOCKS ACROSS ALL
CAPITALIZATIONS.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Verisign, Inc.                           2.82 %
InfoSpace.com, Inc.                      2.82 %
Emulex Corporation                       2.63 %
Medimmune, Inc.                          2.63 %
JDS Uniphase Corporation                 2.60 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services     25.62 %
Business Services                       14.27 %
Electronic Components & Accessories     12.41 %
Pharmaceuticals                          6.83 %
Retail Trade                             5.10 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  47

WRL DREYFUS MID CAP

FOR THE YEAR ENDED DECEMBER 31, 1999

 ...SEEKS TOTAL INVESTMENT RETURN WHICH CONSISTENTLY OUTPERFORMS THE STANDARD AND POOR'S MIDCAP 400 INDEX.

MARKET ENVIRONMENT
The quantitative process we use in managing the portfolio performed below its historical trend throughout 1999. Our valuation process uses a number of fundamental characteristics that are both price (value) and earnings (growth) sensitive, while in portfolio construction we follow a sector neutral approach. We feel that during most of the year, we operated in a market environment where investors paid little attention to traditional measures of value such as price, price to earnings multiples, and actual earnings growth. Stocks with the highest price multiples and, in many cases, very modest real earnings, provided the most attractive returns during 1999.

PERFORMANCE
From inception May 3, 1999, through December 31, 1999, WRL Dreyfus Mid Cap gained 7.20 %. By comparison, the Standard and Poor' MidCap 400 Index ("S&P 400") returned 12.69 % for the same eight-month period. The performance of the portfolio for the fourth quarter and the second half of 1999 was below the S&P
400. While the absolute return in the last quarter was nearly solid, we are nonetheless disappointed that the portfolio underperformed its benchmark for the full period.

STRATEGY REVIEW
Since our process uses long-term trends to guide stock selection, we continued to operate with some sensitivity to issues such as actual earnings. This process did not preclude us from owning any of these types of issues, however, and we actually owned a number of holdings that had dramatic gains. These issues include Verisign, Inc., Medimmune, Inc., Young & Rubicam Inc., and Legato Systems, Inc. The year also saw a concentration of performance in certain sectors, technology being the most notable. According to our calculation, if one looks at the make-up of the S&P 400 at year end, over 60 % of those companies had a negative return for 1999. Thus, both our valuation process and portfolio construction techniques were subject to less than favorable market conditions.

OUTLOOK

Our approach to mid-cap investing remains unchanged. We continue to view equity management as a two step process -- security valuation and portfolio construction. We remain committed to our quantitatively based valuation process along with our fully invested and economic sector neutral portfolio construction methods. Our goal continues to be a benchmark driven strategy where market and economic sector risks are neutralized, and individual stock selection is the primary determinant of performance. We are continuously reviewing and working to improve our valuation process along with our portfolio construction techniques, all with the goal of providing competitive investment results.



/s/ JOHN R. O'TOOLE
------------------
John R. O'Toole
WRL DREYFUS MID CAP
PORTFOLIO MANAGER

THE VIEWS EXPRESSED IN THIS PORTFOLIO MANAGER'S COMMENTARY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 1999. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF WRL INVESTMENT MANAGEMENT, INC. ("WRL MANAGEMENT"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND WRL MANAGEMENT DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

48  WRL Series Fund, Inc.

                                                                  [DREYFUS LOGO]

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL DREYFUS MID CAP AND THE STANDARD AND POOR'S MIDCAP 400 INDEX

[MOUNTAIN GRAPH]

BOTH OUR VALUATION PROCESS AND PORTFOLIO CONSTRUCTION TECHNIQUES WERE SUBJECT TO LESS THAN FAVORABLE MARKET CONDITIONS.

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Maxim Integrated Products                3.04 %
Biogen, Inc.                             2.48 %
Convergys Corporation                    1.80 %
Altera Corporation                       1.60 %
Jabil Circuit, Inc.                      1.51 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services     14.38 %
Electronic Components & Accessories     10.85 %
Pharmaceuticals                          6.38 %
Electric Services                        4.82 %
Commercial Banks                         4.52 %

EQUITY MATRIX
INVESTMENT STYLE
[BOX GRAPH]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1999 Annual Report  49

SCHEDULE OF INVESTMENTS
WRL J.P. MORGAN MONEY MARKET
AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

                                                 PRINCIPAL      MARKET
                                                  AMOUNT         VALUE
                                                ----------     -------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (32.62 %)
  Federal Home Loan Bank
    1.50 %, due 01/03/2000 ...............      $ 18,303      $ 18,301
  Federal Home Loan Bank
    5.39 %, due 02/02/2000 ...............         5,000         4,976
  Federal Home Loan Bank (7d)
    5.92 %, due 10/04/2000 ...............        15,000        14,992
  Freddie Mac
    1.75 %, due 01/03/2000 ...............       101,930       101,921
                                                              --------
  Total Short-Term U.S.
    Government Obligations
 (cost: $ 140,190) .....................................       140,190
                                                              --------
COMMERCIAL PAPER (32.56 %)
    BUSINESS CREDIT INSTITUTIONS (16.99 %)
  Alpine Securitization
    Corporation - 144A (7c)
    6.30 %, due 01/18/2000 ...............         5,000         4,985
  Alpine Securitization
    Corporation - 144A (7c)
    5.96 %, due 02/29/2000 ...............         2,000         1,980
  Aspen Funding
    Corporation - 144A (7c)
    5.95 %, due 01/14/2000 ...............         8,000         7,983
  BBL North America
    Funding - 144A (7c)
    6.02 %, due 01/21/2000 ...............         1,000           997
  CXC Inc.
    7.00 %, due 01/13/2000 ...............         3,000         2,993
  CXC Inc.
    6.40 %, due 02/01/2000 ...............         5,000         4,972
  CXC Inc.
    6.07 %, due 02/08/2000 ...............         5,000         4,968
  Enterprise Funding
    Corporation - 144A (7c)
    6.55 %, due 01/18/2000 ...............         4,000         3,988
  Enterprise Funding
    Corporation - 144A (7c)
    6.10 %, due 02/08/2000 ...............         9,938         9,874
  Monte Rosa Capital
    Corporation - 144A (7c)
    6.38 %, due 02/22/2000 ...............         4,714         4,671
  Parthenon Receivable
    Funding L.L.C. - 144A (7c)
    6.55 %, due 01/18/2000 ...............         8,000         7,975
  Receivable Capital
    Corporation - 144A (7c)
    6.30 %, due 01/10/2000 ...............         2,217         2,214
  Receivable Capital
    Corporation - 144A (7c)
    6.12 %, due 02/04/2000 ...............         5,000         4,971


                                                 PRINCIPAL     MARKET
                                                   AMOUNT       VALUE
                                                ----------    --------

COMMERCIAL PAPER (CONTINUED)

  BUSINESS CREDIT INSTITUTIONS (CONTINUED)

  Receivable Capital
    Corporation - 144A (7c)
    6.20 %, due 02/04/2000 ..............       $  1,490      $  1,481
  Windmill Funding
    Corp. - 144A (7c)
    6.12 %, due 01/18/2000 ..............          9,000         8,974
    COMMERCIAL BANKS (3.11 %)
  Bank of America Corporation
    5.99 %, due 03/13/2000 ..............          7,500         7,410
  Bank of New York
    Company, Inc. (The)
    5.75 %, due 02/22/2000 ..............          6,000         5,950
    ELECTRIC SERVICES (2.08 %)
  Southern Company
    (The) - 144A (7c)
    5.75 %, due 02/09/2000 ..............          9,000         8,944
    PERSONAL CREDIT INSTITUTIONS (3.46 %)
  General Electric Capital
    Corporation
    5.78 %, due 02/18/2000 ..............          5,000         4,961
  General Motors Acceptance
    Corporation
    6.09 %, due 01/18/2000 ..............          5,000         4,986
  General Motors Acceptance
    Corporation
    5.72 %, due 03/17/2000 ..............          5,000         4,940
    PETROLEUM REFINING (0.69 %)
  Exxon Mobil
    Corporation - 144A (7c)
    6.00 %, due 01/27/2000 ..............          3,000         2,987
    SECURITY & COMMODITY BROKERS (2.54 %)
  Salomon Smith Barney
    Holdings Inc.
    6.49 %, due 01/27/2000 ..............          2,000         1,991
  Salomon Smith Barney
    Holdings Inc.
    6.01 %, due 03/01/2000 ..............          9,000         8,910
    TELECOMMUNICATIONS (3.69 %)
  BellSouth Capital Funding
    Corporation
    5.68 %, due 02/10/2000 ..............          7,000         6,956
  France Telecom
    6.10 %, due 02/28/2000 ..............          9,000         8,912
                                                              --------
  Total Commercial Paper
  (cost: $ 139,973) ....................................       139,973
                                                              --------

See Notes to the Financial Statements, which is an integral part of this report.

50  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL J.P. MORGAN MONEY MARKET (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS


                                              PRINCIPAL      MARKET
                                               AMOUNT         VALUE
                                             ---------      --------
SHORT-TERM OBLIGATIONS (20.24 %)
    BEER, WINE, & DISTILLED BEVERAGES (2.56 %)
 Diageo PLC (7d)
   6.05 %, due 08/24/2000 ..............      $11,000      $10,995
   BUSINESS CREDIT INSTITUTIONS (0.70 %)
 CIT Group, Inc. (The) (7d)
   5.75 %, due 08/14/2000 ..............        3,000        2,998
   COMMERCIAL BANKS (12.33 %)
 American Express Centurion
   Bank (7d)
   5.70 %, due 04/26/2000 ..............        3,000        3,000
 American Express Centurion
   Bank (7d)
   5.75 %, due 07/12/2000 ..............        1,500        1,500
 Bayerische Landesbank - NY (7d)
   6.39 %, due 12/15/2000 ..............        2,000        1,998
 Comerica Incorporated (7d)
   5.65 %, due 03/22/2000 ..............       10,000        9,999
 First Union Corporation (7d)
   6.15 %, due 09/05/2000 ..............        5,000        4,999
 FleetBoston Financial Corp. (7d)
   6.24 %, due 10/13/2000 ..............        6,000        5,997
 KeyBank National Association (7d)
   6.38 %, due 04/28/2000 ..............        2,000        2,001
 NationsBank of Texas National
   Association
   6.75 %, due 08/15/2000 ..............        2,500        2,511
 PNC Bank National Association (7d)
   6.41 %, due 07/12/2000 ..............        6,000        5,998
 SouthTrust Bank National
   Association (7d)
   6.43 %, due 07/24/2000 ..............       10,000        9,992
 Wells Fargo & Co.
   5.31 %, due 03/31/2000 ..............        5,000        5,000
   FINANCE (0.47 %)
 Abbey National Treasury Services
   5.22 %, due 05/11/2000 ..............        2,000        2,000
   SECURITY & COMMODITY BROKERS (2.09 %)
 Morgan Stanley Dean
   Witter and Co. (7d)
   6.40 %, due 01/19/2000 ..............        9,000        9,000
   TELECOMMUNICATIONS (2.09 %)
 AT&T Capital Corporation (7d)
   7.57 %, due 06/14/2000 ..............        2,000        2,012

                                              PRINCIPAL      MARKET
                                               AMOUNT         VALUE
                                             ---------     ---------


SHORT-TERM OBLIGATIONS (CONTINUED)
    TELECOMMUNICATIONS (CONTINUED)
  AT&T Corp. - 144A (7c) (7d)
    6.14 %, due 07/13/2000 .......           $  7,000      $  6,997
                                                           --------
  Total Short-Term Obligations
 (cost: $ 86,997) ................                           86,997
                                                           --------
CERTIFICATES OF DEPOSITS (13.72 %)

  Bank of Nova Scotia (The)
    5.15 %, due 04/20/2000 .......              4,000         3,999
  Bayerische Hypo - und
    Vereinsbank AG - NY
    5.15 %, due 04/25/2000 .......              6,000         6,000
  Bayerische Landesbank - NY
    5.12 %, due 03/21/2000 .......              6,000         5,998
  Bayerische Landesbank - NY
    5.93 %, due 10/02/2000 .......              5,000         4,993
  Canadian Imperial Bank of
    Commerce - NY
    5.01 %, due 02/07/2000 .......              6,500         6,500
  Commerzbank AG - NY
    4.99 %, due 01/25/2000 .......              5,000         5,000
  Deutsche Bank AG - NY
    5.00 %, due 01/06/2000 .......              3,000         3,000
  Deutsche Bank AG - NY
    6.19 %, due 12/01/2000 .......              9,500         9,494
  UBS AG
    6.24 %, due 12/04/2000 .......              8,500         8,494
  UBS AG
    6.44 %, due 12/21/2000 .......              5,500         5,497
                                                           --------
  Total Certificates of Deposits
 (cost: $ 58,975) ...................................        58,975
                                                           --------
  Total Investment Securities
 (cost: $ 426,135) ..................................      $426,135
                                                           ========
SUMMARY
  Investments, at market value ...            99.14 %      $426,135
  Other assets in
    excess of liabilities ........             0.86 %         3,676
                                             --------      --------
  Net assets .....................           100.00 %      $429,811
                                             ========      ========


See Notes to the Financial Statements, which is an integral part of this report.
                                                          1999 ANNUAL REPORT  51

SCHEDULE OF INVESTMENTS
WRL AEGON BOND
AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

                                                  PRINCIPAL     MARKET
                                                    AMOUNT        VALUE
                                                 ----------    ---------

U.S. GOVERNMENT OBLIGATIONS (22.24 %)
 U.S. Treasury Bond
    7.25 %, due 05/15/2016 .................      $ 5,000      $ 5,225
 U.S. Treasury Bond
    7.50 %, due 11/15/2016 .................        1,500        1,605
 U.S. Treasury Bond (7b)
    6.25 %, due 08/15/2023 .................        5,000        4,714
 U.S. Treasury Bond (7b)
    6.50 %, due 11/15/2026 .................       10,000        9,746
 U.S. Treasury Bond
    5.25 %, due 11/15/2028 .................        5,350        4,408
 U.S. Treasury Note (7b)
    5.75 %, due 10/31/2002 .................        5,000        4,930
 U.S. Treasury Note (7b)
    5.75 %, due 08/15/2003 .................        2,000        1,958
 U.S. Treasury Note
    6.50 %, due 05/15/2005 .................          750          750
 U.S. Treasury Note (7b)
    4.75 %, due 11/15/2008 .................        1,000          882
                                                               -------
 Total U.S. Government Obligations
 (cost: $ 37,111) .......................................       34,218
                                                               -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (15.93 %)
 Fannie Mae
    5.25 %, due 01/15/2003 .................        5,000        4,813
 Fannie Mae
    5.75 %, due 06/15/2005 .................        5,000        4,747
 Fannie Mae
    5.75 %, due 02/15/2008 .................        5,000        4,615
 Fannie Mae
    7.00 %, due 08/25/2010 .................        2,000        1,944
 Fannie Mae
    6.00 %, due 06/01/2013 .................        1,692        1,606
 Fannie Mae
    6.50 %, due 07/01/2029 .................        1,971        1,857
 Federal Home Loan Bank
    5.50 %, due 08/13/2001 .................        5,000        4,926
                                                               -------
 Total U.S. Government Agency Obligations
 (cost: $ 25,649) .......................................       24,508
                                                               -------
MORTGAGE-BACKED SECURITIES (2.97 %)
 Aetna Commercial Mortgage Trust
    1997-Aetna Life Insurance
    Company
    6.71 %, due 01/15/2006 .................        2,500        2,436
 CBM Funding Corporation
    7.08 %, due 11/01/2007 .................        2,150        2,141
                                                               -------
 Total Mortgage-Backed Securities
 (cost: $ 4,817) ........................................        4,577
                                                               -------
ASSET-BACKED SECURITIES (7.56 %)
 AmeriCredit Automobile
    Receivables Trust 1996-D
    6.30 %, due 05/12/2002 .................        1,500        1,482


                                                  PRINCIPAL     MARKET
                                                   AMOUNT        VALUE
                                                  ---------     --------

ASSET-BACKED SECURITIES (CONTINUED)
 CIT RV Trust 1998-A
    6.09 %, due 03/15/2012 ...............        $ 2,000      $ 1,953
 Citibank Credit Card Master
    Trust I 1998-2
    6.05 %, due 01/15/2010 ...............          2,000        1,860
 CSXT Trade Receivable Master
    Trust 1998-1
    6.00 %, due 07/26/2004 ...............          2,000        1,888
 DVI Receivables VIII, L.L.C
    6.26 %, due 05/13/2007 ...............          1,500        1,479
 Ford Credit Auto Owner
    Trust 1999-B
    5.80 %, due 06/15/2002 ...............          3,000        2,966
                                                               -------
 Total Asset-Backed Securities
 (cost: $ 11,960) .......................................       11,628
                                                               -------
CORPORATE DEBT SECURITIES (46.55 %)

  AUTO REPAIR, SERVICES & PARKING (1.66 %)
 Ryder System, Inc.
    9.25 %, due 05/15/2001 ...............          2,500        2,559

  AUTOMOTIVE (2.53 %)

 Daimler-Benz of North
    America, Inc.
    7.38 %, due 09/15/2006 ...............          2,000        1,995
 Ford Motor Credit Company
    6.75 %, due 08/15/2008 ...............          2,000        1,900

  BUSINESS CREDIT INSTITUTIONS (2.55 %)

 FINOVA Capital Corporation
    6.50 %, due 07/28/2002 ...............          2,000        1,960
 Heller Financial, Inc.
    6.44 %, due 10/06/2002 ...............          2,000        1,958

  CHEMICALS & ALLIED PRODUCTS (1.21 %)

 DSM NV - 144A (7c)
    6.75 %, due 05/15/2009 ...............          2,000        1,860

  COMMERCIAL BANKS (8.41 %)

 Bank of New York
    Company, Inc. (The)
    6.63 %, due 06/15/2003 ...............          2,000        1,954
 Den Danske Bank - 144A (7c)
    6.38 %, due 06/15/2008 ...............          2,500        2,272
 NationsBank Corporation
    7.50 %, due 09/15/2006 ...............          3,000        3,000
 PNC Bank Corp.
    6.88 %, due 07/15/2007 ...............          2,000        1,905
 Swiss Bank Corporation
    6.75 %, due 07/15/2005 ...............          2,000        1,950
 Swiss Bank Corporation
    7.00 %, due 10/15/2015 ...............          2,000        1,873


See Notes to the Financial Statements, which is an integral part of this report.

52  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL AEGON BOND (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS


                                               PRINCIPAL       MARKET
                                                AMOUNT          VALUE
                                               ---------     -----------

CORPORATE DEBT SECURITIES (CONTINUED)

  DEPARTMENT STORES (1.21 %)
 Penney (J.C.) Company, Inc.
   7.60 %, due 04/01/2007 .................      $2,000      $1,858
 DRUG STORES & PROPRIETARY STORES (0.96 %)
Rite Aid Corporation - 144A (7c)
   6.00 %, due 12/15/2005 .................       2,000       1,470
 ELECTRIC SERVICES (2.47 %)
PSEG Capital Corporation -
   144A (7c)
   6.25 %, due 05/15/2003 .................       2,000       1,920
TXU Eastern Holdings Limited
   6.45 %, due 05/15/2005 .................       2,000       1,880
 ELECTRIC, GAS & SANITARY SERVICES (2.36 %)
Alliant Energy Resources, Inc. -
   144A (7c)
   7.38 %, due 11/09/2009 .................       2,000       1,948
United Utilities PLC
   6.88 %, due 08/15/2028 .................       2,000       1,680
 ENVIRONMENTAL SERVICES (1.55 %)
Waste Management, Inc.
   6.13 %, due 07/15/2001 .................       2,500       2,388
 FOOD & KINDRED PRODUCTS (1.22 %)
CPC International, Inc.
   6.15 %, due 01/15/2006 .................       2,000       1,880
 GAS PRODUCTION & DISTRIBUTION (1.23 %)
Tennessee Gas Pipeline Company
   7.50 %, due 04/01/2017 .................       2,000       1,886
 MORTGAGE BANKERS AND BROKERS (3.82 %)
Captiva Finance Ltd. - 144A (7c)
   6.86 %, due 11/30/2009 .................       2,000       1,903
Countrywide Home Loans, Inc.
   5.62 %, due 10/16/2000 .................       2,000       1,982
Money Store (The)
   7.30 %, due 12/01/2002 .................       2,000       1,995
 PERSONAL CREDIT INSTITUTIONS (2.82 %)
Capital One Bank
   6.66 %, due 06/19/2000 .................         400         400
General Motors Acceptance
   Corporation
   6.85 %, due 06/17/2004 .................       4,000       3,935
 PETROLEUM REFINING (1.27 %)
Texaco Capital Inc.
   7.09 %, due 02/01/2007 .................       2,000       1,953
 PRINTING & PUBLISHING (1.25 %)
Tribune Company
   6.88 %, due 11/01/2006 .................       2,000       1,920


                                                 PRINCIPAL      MARKET
                                                  AMOUNT         VALUE
                                                 ---------     ---------

CORPORATE DEBT SECURITIES (CONTINUED)

  RAILROADS (0.64 %)
 CSX Corporation
    7.25 %, due 05/01/2004 .................    $  1,000      $    990
  RUBBER & MISC. PLASTIC PRODUCTS (0.63 %)
 Rubbermaid Incorporated
    6.60 %, due 11/15/2006 .................       1,000           964
  SAVINGS INSTITUTIONS (0.88 %)
 Golden State Holdings Inc. ................
    7.13 %, due 08/01/2005 .................       1,500         1,359
  SECURITY & COMMODITY BROKERS (3.80 %)
 Lehman Brothers Holdings Inc. .............
    6.38 %, due 10/23/2000 .................       2,050         2,045
 Merrill Lynch & Co., Inc. .................
    6.56 %, due 12/16/2007 .................       2,000         1,883
 Morgan Stanley Dean
    Witter and Co.
    6.88 %, due 03/01/2007 .................       2,000         1,933
  TELECOMMUNICATIONS (0.95 %)
 MCI WORLDCOM, Inc. ........................
    6.95 %, due 08/15/2006 .................       1,500         1,463
  TRANSPORTATION & PUBLIC UTILITIES (1.20 %)
 General American Transportation
    Corporation
    6.75 %, due 05/01/2009 .................       2,000         1,843
  WHOLESALE TRADE NONDURABLE GOODS (1.93 %)
 Sysco Corporation
    7.25 %, due 04/15/2007 .................       3,000         2,974
                                                              --------
 Total Corporate Debt Securities
 (cost: $ 75,421) ........................................      71,638
                                                              --------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (1.30 %)
 Federal Home Loan Bank
    5.00 %, due 01/03/2000 .................       2,000         1,999
                                                              --------
 Total Short-Term U.S.
    Government Obligations
 (cost: $ 1,999) .........................................       1,999
                                                              --------
 Total Investment Securities
 (cost: $ 156,957) .......................................    $148,568
                                                              ========
SUMMARY
 Investments, at market value ..............     96.55 %      $148,568
 Other assets in
    excess of liabilities ..................      3.45 %         5,317
                                                --------      --------
 Net assets ................................    100.00 %      $153,885
                                                ========      ========


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  53

SCHEDULE OF INVESTMENTS
WRL JANUS GROWTH
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    PRINCIPAL      MARKET
                                                     AMOUNT        VALUE
                                                    ---------    ---------

CORPORATE DEBT SECURITIES (0.32 %)
    COMMUNICATION (0.32 %)
  Charter Communications
    Holdings, LLC
   8.63 %, due 04/01/2009 ...................      $14,218       $  13,134
                                                                 ---------
Total Corporate Debt Securities
(cost: $ 14,176) ...........................................        13,134
                                                                 ---------

                                                    NUMBER OF      MARKET
                                                     SHARES         VALUE
                                                   ----------     ---------
COMMON STOCKS (89.82 %)
    BEVERAGES (0.51 %)
Coca-Cola Company (The) .....................        364,909      $  21,256
  BUSINESS SERVICES (3.04 %)
eBay, Inc. (7a) (7b) ........................        316,387         39,608
Exodus Communications,
  Inc. (7a) (7b) ............................        971,090         86,245
  COMMUNICATION (3.56 %)
Charter Communications, Inc. -
  Class A (7a) ..............................      1,191,155         26,057
Comcast Corporation - Class A ...............        996,984         50,410
NTL Incorporated (7a) (7b) ..................        567,369         70,779
  COMMUNICATIONS EQUIPMENT (12.63 %)
Nokia Oyj - Sponsored ADR ...................      2,520,376        478,872
Nortel Networks Corporation (7b) ............        439,840         44,424
  COMPUTER & DATA PROCESSING SERVICES (16.92 %)
America Online, Inc. (7a) ...................      4,004,276        302,073
BEA Systems, Inc. (7a) (7b) .................        195,800         13,694
Fiserv, Inc. (7a) ...........................        994,080         38,086
Microsoft Corporation (7a) ..................      2,581,374        301,375
Verisign, Inc. (7a) (7b) ....................        218,670         41,752
Vignette Corporation (7a) ...................         25,255          4,117
  COMPUTER & OFFICE EQUIPMENT (9.69 %)
Cisco Systems, Inc. (7a) ....................      2,380,160        254,975
Dell Computer Corporation (7a) ..............      1,940,499         98,965
EMC Corporation (7a) ........................        244,910         26,756
Juniper Networks, Inc. (7a) (7b) ............         60,380         20,529
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.93 %)
General Electric Company ....................      1,051,860        162,775
  ELECTRONIC COMPONENTS & ACCESSORIES (6.11 %)
JDS Uniphase Corporation (7a) ...............        382,390         61,684
Texas Instruments Incorporated ..............      1,027,504         99,539
Xilinx Inc. (7a) ............................      2,018,308         91,770


                                                    NUMBER OF        MARKET
                                                     SHARES          VALUE
                                                   ----------      ---------

COMMON STOCKS (CONTINUED)
    INDUSTRIAL MACHINERY & EQUIPMENT (2.06 %)
  Lam Research Corporation (7a) ..............       565,866      $  63,129
  Tyco International Ltd. ....................       567,147         22,048
    LUMBER & OTHER BUILDING MATERIALS (3.28 %)
  Home Depot, Inc. (The) .....................     1,980,258        135,771
    MEDICAL INSTRUMENTS & SUPPLIES (1.57 %)
  Medtronic, Inc. ............................     1,784,440         65,021
    MOTION PICTURES (1.56 %)
  Time Warner Inc. ...........................       893,879         64,750
    PERSONAL CREDIT INSTITUTIONS (2.21 %)
  American Express Company ...................       549,394         91,337
    PETROLEUM & PETROLEUM PRODUCTS (1.98 %)
  Enron Corp. ................................     1,852,436         82,202
    PHARMACEUTICALS (0.63 %)
  Pfizer Incorporated ........................       799,278         25,927
    RADIO & TELEVISION BROADCASTING (2.33 %)
  AMFM Inc. (7a) (7b) ........................     1,231,510         96,366
    RETAIL TRADE (5.05 %)
 Amazon.Com, Inc. (7a) (7b) ..................     1,982,874        150,946
 Staples, Inc. (7a) (7b) .....................     2,803,790         58,179
  TELECOMMUNICATIONS (9.52 %)
  AT&T Corp. - Liberty Media
    Group - Class A (7a) .....................     1,637,041         92,902
  Lucent Technologies Inc. ...................     1,383,999        103,540
  Nextel Communications, Inc. -
    Class A (7a) .............................       634,630         65,446
  NTT Mobile Communication
    Network, Inc. ............................         1,921         73,892
  Vodafone Airtouch PLC -
    ADR (7b) .................................     1,185,180         58,666
    VARIETY STORES (2.59 %)
  Costco Wholesale Corporation (7a) ..........     1,173,749        107,105
    WATER TRANSPORTATION (0.65 %)
  Royal Caribbean Cruises Ltd. (7b) ..........       545,388         26,894
                                                                  ---------
 Total Common Stocks
 (cost: $ 1,589,617) ..........................................   3,719,862
                                                                  ---------


See Notes to the Financial Statements, which is an integral part of this report.

54  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL JANUS GROWTH (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                   NUMBER OF        MARKET
                                                    SHARES          VALUE
                                                  ----------       ---------

SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (7.80 %)
  Fannie Mae
   5.50 %, due 01/20/2000 .....................     $ 50,000       $ 49,854
 Fannie Mae
   5.48 %, due 01/21/2000 .....................       50,000         49,848
 Fannie Mae
   5.46 %, due 02/07/2000 .....................       25,000         24,860
 Fannie Mae
   5.08 %, due 05/15/2000 .....................       20,000         19,619
 Federal Home Loan Bank
   5.66 %, due 03/22/2000 .....................       20,500         20,239
 Federal Home Loan Bank
   5.77 %, due 03/23/2000 .....................       30,000         29,606
 Federal Home Loan Bank
   5.75 %, due 05/31/2000 .....................       30,000         29,276
 Freddie Mac
   5.71 %, due 01/25/2000 .....................       50,000         49,810
 Freddie Mac
   5.72 %, due 01/27/2000 .....................       25,000         24,897
 Freddie Mac
   5.70 %, due 01/31/2000 .....................       25,000         24,881
                                                                   --------
Total Short-Term U.S.
 Government Obligations
(cost: $ 322,890) .............................                     322,890
                                                                   --------


                                                    PRINCIPAL        MARKET
                                                     AMOUNT          VALUE
                                                   ----------      ----------


COMMERCIAL PAPER (1.75 %)
 Household Finance Corporation
    4.50 %, due 01/03/2000 ....................      $ 72,400      $   72,382
                                                                   ----------
  Total Commercial Paper
  (cost: $ 72,382) ............................                        72,382
                                                                   ----------
  Total Investment Securities
  (cost: $ 1,999,065) .........................                    $4,128,268
                                                                   ==========
SUMMARY
  Investments, at market value ................       99.69 %      $4,128,268
  Other assets in
    excess of liabilities .....................        0.31 %          12,972
                                                     --------      ----------
 Net assets ...................................      100.00 %      $4,141,240
                                                     ========      ==========

                                                                     MARKET
                                                   PERCENTAGE        VALUE
                                                   ----------      ----------
INVESTMENTS BY COUNTRY:
  Japan .......................................        1.79 %      $   73,892
  United States ...............................       98.21 %       4,054,376
                                                     --------      -----------
  Investments, at market value ................      100.00 %      $ 4,128,268
                                                     ========      ===========


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  55

SCHEDULE OF INVESTMENTS
WRL JANUS GLOBAL
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF      MARKET
                                                     SHARES        VALUE
                                                    ---------     -------

PREFERRED STOCKS (0.90 %)
  AUTOMOTIVE (0.33 %)
 Porsche AG ................................          2,331      $   6,390
  INSURANCE (0.57 %)
 Marschollek, Lautenschlaeger und
    Partner AG .............................         36,192         10,942
                                                                 ---------
 Total Preferred Stocks
 (cost: $ 10,391) .........................................         17,332
                                                                 ---------
COMMON STOCKS (96.13 %)
  AMUSEMENT & RECREATION SERVICES (0.23 %)
 Disney (Walt) Company (The) ...............        151,120          4,420
  BEER, WINE, & DISTILLED BEVERAGES (0.17 %)
 Kirin Brewery Company, Limited ............        309,000          3,251
  BUSINESS SERVICES (1.82 %)
 Capita Group PLC (The) ....................        101,673          1,856
 Securitas AB - Class B ....................      1,379,733         25,018
 Sema Group PLC ............................        455,126          8,190
  COMMERCIAL BANKS (2.07 %)
 Banco Bilbao Vizcaya, SA ..................        355,904          5,072
 Bank of New York
    Company, Inc. (The) ....................        152,750          6,110
 Bipop-Carire SpA ..........................        142,214         12,585
 Firstar Corporation .......................         48,860          1,032
 Fuji Bank, Limited (7b) ...................      1,530,000         14,870
 Julius Baer Holding Ltd. ..................             51            154
  COMMUNICATION (4.16 %)
 Comcast Corporation - Class A .............        555,540         28,089
 NTL Incorporated (7a) (7b) ................         96,062         11,984
 Shaw Communications Inc. -
    Class B ................................         35,424          1,165
 TeleWest
    Communications PLC (7a) ................      2,343,542         12,502
 United Pan-Europe
    Communications NV (7a) .................        133,881         17,136
 Viacom, Inc. - Class B (7a) ...............        153,410          9,272
  COMMUNICATIONS EQUIPMENT (12.18 %)
 Comverse Technology, Inc. (7a) ............         98,730         14,291
 Koninklijke Philips Electronics NV ........        145,850         19,843
 Koninklijke Philips Electronics NV -
    NY Registered Shares ...................        114,002         15,390
 Nokia Oyj .................................        472,722         85,754
 Nokia Oyj - Sponsored ADR .................        304,090         57,777
 Nortel Networks Corporation (7b) ..........        310,775         31,388
 NTT Data Corporation ......................            438         10,074


                                                    NUMBER OF      MARKET
                                                     SHARES        VALUE
                                                    ---------     -------

COMMON STOCKS (CONTINUED)
  COMPUTER & DATA PROCESSING SERVICES (9.98 %)
 Amdocs, Inc. (7a) (7b) ........................       69,945      $ 2,413
 America Online, Inc. (7a) .....................      240,280       18,126
 Atos SA (7a) ..................................       51,100        8,477
 BEA Systems, Inc. (7a) (7b) ...................       88,090        6,161
 Cap Gemini SA .................................       57,038       14,486
 Check Point Software
    Technologies, Ltd. (7a) (7b) ...............       55,095       10,950
 Electronic Data Systems
    Corporation ................................       58,700        3,929
 Equant - NY Registered
    Shares (7a) (7b) ...........................       58,200        6,518
 Equant NV (7a) ................................       16,210        1,841
 Getronics NV ..................................      337,718       26,956
 i2 Technologies, Inc. (7a) (7b) ...............       16,610        3,239
 Logica PLC ....................................      550,808       14,210
 Microsoft Corporation (7a) ....................      489,625       57,164
 Phone.com, Inc. (7a) (7b) .....................       23,995        2,782
 Thus PLC (7a) .................................      358,592        2,248
 TietoEnator Corporation .......................      153,054        9,563
 USWeb Corporation (7a) ........................       29,330        1,303
 Verisign, Inc. (7a) ...........................        6,520        1,245
 Veritas Software Corporation (7a) .............        4,375          626
  COMPUTER & OFFICE EQUIPMENT (8.51 %)
 3Com Corporation (7a) .........................       48,185        2,265
 Cisco Systems, Inc. (7a) ......................      745,615       79,874
 Dell Computer Corporation (7a) ................      344,150       17,552
 EMC Corporation (7a) (7b) .....................      204,050       22,292
 International Business
    Machines Corp. .............................       64,855        7,004
 NEC Corporation ...............................      555,000       13,227
 Sun Microsystems, Inc. (7a) ...................      279,830       21,669
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.54 %)
 Sony Corporation ..............................      165,200       48,992
  ELECTRONIC COMPONENTS & ACCESSORIES (4.46 %)
 Celestica, Inc. (7a) ..........................       15,336          855
 Celestica, Inc. (U.S.) (7a) ...................      216,210       12,000
 Fujitsu Limited ...............................      335,000       15,279
 JDS Uniphase Corporation (7a) .................      139,240       22,461
 RF Micro Devices, Inc. (7a) ...................       56,430        3,862
 Rohm Company Limited ..........................       12,600        5,180
 STMicroelectronics NV .........................       82,997       12,781
 STMicroelectronics NV - NY
    Registered Shares (7b) .....................        2,150          326
 Texas Instruments Incorporated ................      135,965       13,172
  ENGINEERING & MANAGEMENT SERVICES (0.40 %)
 ABB Ltd. (7a) .................................       62,484        7,645


See Notes to the Financial Statements, which is an integral part of this report.

56 WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL JANUS GLOBAL (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF      MARKET
                                                     SHARES        VALUE
                                                    ---------     -------

COMMON STOCKS (CONTINUED)
  ENVIRONMENTAL SERVICES (0.58 %)
 Vivendi SA ...............................           122,988   $  11,112
  FOOD STORES (0.54 %)
 Carrefour SA .............................            56,217      10,374
  INDUSTRIAL MACHINERY & EQUIPMENT (2.44 %)
 Applied Materials, Inc. (7a) .............            79,500      10,072
 ASM Lithography
    Holding NV (7a) (7b) ..................            55,495       6,169
 ASM Lithography
    Holding NV (U.S.) (7a) ................            42,415       4,825
 Tyco International Ltd. ..................           666,499      25,910
  INSTRUMENTS & RELATED PRODUCTS (0.22 %)
 PE Corporation - PE Biosystems
    Group .................................            35,540       4,276
  INSURANCE (0.30 %)
 Tokio Marine & Fire Insurance Co. ........           495,000       5,790
  LEATHER & LEATHER PRODUCTS (0.40 %)
 Gucci Groep NV ...........................               579          67
 Gucci Groep NV - ADR - NY
    Registered Shares .....................            67,283       7,704
  LIFE INSURANCE (0.75 %)
 Prudential Corporation PLC ...............           733,465      14,455
  MACHINERY, EQUIPMENT & SUPPLIES (3.77 %)
 Mannesmann AG ............................           300,765      72,595
  MANAGEMENT SERVICES (0.07 %)
 Whittman-Hart, Inc. (7a) .................            23,985       1,286
  MANUFACTURING INDUSTRIES (1.48 %)
 Assa Abloy AB - Class B Free .............         2,032,870      28,603
  MEDICAL INSTRUMENTS & SUPPLIES (1.03 %)
 Medtronic, Inc. ..........................           352,060      12,828
 Synthes-Stratec Inc. -
    144A (7a) (7c) ........................            15,542       6,994
  MOTION PICTURES (2.17 %)
 Time Warner Inc. .........................           578,000      41,869
  OIL & GAS EXTRACTION (0.66 %)
 Petroleo Brasileiro SA -
    Petrobras - ADR (7b) ..................           185,895       4,768
 Total Fina SA ............................            59,356       7,926
  PERSONAL CREDIT INSTITUTIONS (0.76 %)
 American Express Company .................            87,835      14,603



                                                    NUMBER OF       MARKET
                                                     SHARES         VALUE
                                                    ---------      -------
COMMON STOCKS (CONTINUED)
  PERSONAL SERVICES (0.63 %)
 Hays PLC ................................            759,239     $ 12,093
  PETROLEUM & PETROLEUM PRODUCTS (0.40 %)
 Enron Corp. .............................            174,155        7,728
  PHARMACEUTICALS (3.08 %)
 Genentech, Inc. (7a) ....................             93,020       12,511
 QLT PhotoTherapeutics Inc. (7a) .........             49,510        2,909
 Schering-Plough Corporation .............            251,395       10,606
 Sepracor Inc. (7a) (7b) .................             46,865        4,648
 Takeda Chemical Industries, Ltd. ........            405,000       20,018
 Warner-Lambert Company ..................             62,658        5,134
 Yamanouchi
    Pharmaceutical Co., Ltd. .............            101,000        3,529
  PRIMARY METAL INDUSTRIES (0.02 %)
 Furukawa Electric Co., Ltd. (The) .......             29,000          440
  RADIO & TELEVISION BROADCASTING (1.81 %)
 AMFM Inc. (7a) ..........................             60,450        4,730
 Clear Channel
    Communications, Inc. (7a) ............            120,815       10,783
 EM.TV & MERCHANDISING AG ................             74,243        4,789
 Grupo Televisa SA de CV -
    GDR (7a) (7b) ........................            212,645       14,513
  RESTAURANTS (0.49 %)
 Compass Group PLC .......................            692,091        9,503
  RETAIL TRADE (1.07 %)
 Amazon.Com, Inc. (7a) (7b) ..............             96,455        7,343
 Ito-Yokado Co., Ltd. ....................             65,000        7,062
 Staples, Inc. (7a) ......................            303,055        6,288
  TELECOMMUNICATIONS (24.88 %)
 AT&T Corp. - Liberty Media
    Group - Class A (7a) .................            383,240       21,749
 China Telecom (Hong Kong)
    Limited - ADR (7a) (7b) ..............            579,695       74,527
 Colt Telecom Group PLC (7a) .............            462,704       23,687
 Energis PLC (7a) ........................            562,051       27,002
 Lucent Technologies Inc. ................            185,300       13,863
 Nextel Communications, Inc. -
    Class A (7a) .........................             40,950        4,223
 Nippon Telegraph & Telephone
    Corporation ..........................                337        5,776
 NTT Mobile Communication
    Network, Inc. ........................              3,429      131,898
 Rogers Communications Inc. -
    Class B (7a) .........................            284,738        6,939
 Sonera Oyj ..............................            226,812       15,555


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  57

SCHEDULE OF INVESTMENTS
WRL JANUS GLOBAL (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                  NUMBER OF        MARKET
                                                    SHARES         VALUE
                                                  ---------      ----------
COMMON STOCKS (CONTINUED)
  TELECOMMUNICATIONS (CONTINUED)
 Sprint Corporation
   (PCS Group) (7a) (7b) ..................        117,545      $  12,048
Telecom Italia Mobile SpA .................      1,157,224         12,900
Telecomunicacoes Brasileiras SA -
   Sponsored ADR ..........................        180,465         23,190
Telefonaktiebolaget LM Ericsson -
   Class B (7b) ...........................        311,759         20,079
Telefonaktiebolaget LM Ericsson -
   ADR ....................................        215,976         14,187
Telefonica SA (7a) ........................      1,064,233         26,599
Telefonica SA - Sponsored
   ADR (7a) (7b) ..........................         34,931          2,753
Telefonos de Mexico SA de CV -
   ADR (7b) ...............................        184,715         20,780
Vodafone Airtouch PLC .....................        441,739          2,189
Vodafone Airtouch PLC -
   ADR (7b) ...............................        388,915         19,251
 TRANSPORTATION & PUBLIC UTILITIES (0.75 %)
TNT Post Groep NV .........................        500,984         14,364
 WHOLESALE TRADE DURABLE GOODS (1.31 %)
Softbank Corp. ............................         26,300         25,175
                                                                ---------
Total Common Stocks
(cost: $ 908,643) ........................................      1,851,483
                                                                ---------

                                                  PRINCIPAL       MARKET
                                                   AMOUNT         VALUE
                                                 ----------     ---------
SHORT-TERM U.S. GOVERNMENT
 OBLIGATIONS (0.05 %)
 Federal Home Loan Bank
   1.50 %, due 01/03/2000 ....................      $1,000      $   1,000
                                                                ---------
Total Short-Term U.S.
   Government Obligations
(cost: $ 1,000) .............................................       1,000
                                                                ---------


COMMERCIAL PAPER (2.54 %)
 Household Finance Corporation
    4.50 %, due 01/03/2000 ..................   $   49,000      $   48,988
                                                                ----------
 Total Commercial Paper
 (cost: $ 48,988) .........................................         48,988
                                                                ----------
 Total Investment Securities
 (cost: $ 969,022) ........................................     $1,918,803
                                                                ==========
SUMMARY
 Investments, at market value                    99.62 %        $1,918,803
 Other assets in
    excess of liabilities ...................     0.38 %             7,407
                                                ----------       ----------
 Net assets .................................   100.00 %         $1,926,210
                                                ==========       ==========

                                                                    MARKET
                                                 PERCENTAGE         VALUE
                                                 ----------       ----------
INVESTMENTS BY COUNTRY:
 Canada .....................................      0.47 %        $    8,959
 Finland ....................................      5.78 %           110,872
 France .....................................      2.73 %            52,374
 Germany ....................................      4.94 %            94,716
 Italy ......................................      1.33 %            25,485
 Japan ......................................     16.19 %           310,562
 Netherlands ................................      5.17 %            99,157
 Spain ......................................      1.65 %            31,671
 Sweden .....................................      3.84 %            73,701
 Switzerland ................................      0.41 %             7,799
 United Kingdom .............................      6.67 %           127,935
 United States ..............................     50.82 %           975,572
                                                 ------          ----------
 Investments, at market value                    100.00 %        $1,918,803
                                                 ======          ==========


See Notes to the Financial Statements, which is an integral part of this report.

58  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL LKCM STRATEGIC TOTAL RETURN
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                              PRINCIPAL         MARKET
                                                AMOUNT          VALUE
                                             ------------    ------------

U.S. GOVERNMENT OBLIGATIONS (5.33 %)
 U.S. Treasury Note (7b)
    6.38 %, due 09/30/2001 .................   $ 11,000      $ 11,021
 U.S. Treasury Note (7b)
    7.50 %, due 11/15/2001 .................     11,000        11,237
 U.S. Treasury Note (7b)
    6.25 %, due 02/28/2002 .................     11,000        10,994
                                                             --------
 Total U.S. Government Obligations
 (cost: $ 33,694) ......................................       33,252
                                                             --------
CORPORATE DEBT SECURITIES (20.00 %)
  AEROSPACE (0.82 %)
 Lockheed Martin Corporation
    7.45 %, due 06/15/2004 .................      5,200         5,102
  CHEMICALS & ALLIED PRODUCTS (1.50 %)
 Procter & Gamble Company (The)
    5.25 %, due 09/15/2003 .................      9,875         9,354
  COMMERCIAL BANKS (3.45 %)
 Citicorp
    7.00 %, due 07/01/2007 .................      6,600         6,349
 First Bank Minnesota
    6.88 %, due 04/01/2006 .................      5,000         4,821
 First Union Corporation
    7.25 %, due 02/15/2003 .................      2,600         2,593
 Mellon Bank, NA
    6.50 %, due 08/01/2005 .................      5,500         5,259
 Morgan (J.P.) & Co. Incorporated
    7.63 %, due 09/15/2004 .................      2,510         2,536
  ELECTRIC SERVICES (0.64 %)
 Kentucky Utilities Company
    8.55 %, due 05/15/2027 .................      4,000         3,975
  ELECTRIC, GAS & SANITARY SERVICES (0.63 %)
 Interstate Power Company
    8.63 %, due 09/15/2021 .................      3,825         3,910
  ELECTRICAL GOODS (0.34 %)
 Avnet, Inc.
    6.88 %, due 03/15/2004 .................      2,199         2,141
  GAS PRODUCTION & DISTRIBUTION (1.08 %)
 Northern Natural Gas
    Company - 144A (7c)
    6.88 %, due 05/01/2005 .................      7,025         6,754
  INDUSTRIAL MACHINERY & EQUIPMENT (1.97 %)
 Black & Decker Corporation (The)
    7.50 %, due 04/01/2003 .................      5,000         5,000
 Tyco International Ltd.
    6.38 %, due 06/15/2005 .................      7,850         7,325



                                                 PRINCIPAL     MARKET
                                                  AMOUNT       VALUE
                                               ------------ ------------

CORPORATE DEBT SECURITIES (CONTINUED)
  INSURANCE (0.58 %)
 Chartwell Re Corporation
    10.25 %, due 03/01/2004 ................   $  3,500      $  3,631
  PERSONAL CREDIT INSTITUTIONS (0.97 %)
 Associates First Capital Corporation
    6.20 %, due 05/16/2005 .................      6,400         6,085
  PERSONAL SERVICES (1.12 %)
 Block Financial Corp.
    6.75 %, due 11/01/2004 .................      7,150         6,992
  RAILROADS (0.15 %)
 Union Pacific Corporation
    8.50 %, due 01/15/2017 .................        903           920
  RUBBER & MISC. PLASTIC PRODUCTS (0.21 %)
 Hanna (M.A.) Company
    9.38 %, due 09/15/2003 .................      1,250         1,336
  TELECOMMUNICATIONS (5.97 %)
 Airtouch Communications, Inc.
    7.00 %, due 10/01/2003 .................      6,700         6,647
 ALLTEL Corporation
    7.25 %, due 04/01/2004 .................      9,500         9,444
 AT&T Corp.
    6.00 %, due 03/15/2009 .................      6,000         5,452
 GTE Hawaiian Telephone Company
    Incorporated
    7.00 %, due 02/01/2006 .................      2,075         2,003
 GTE Hawaiian Telephone Company
    Incorporated
    7.38 %, due 09/01/2006 .................      6,150         6,029
 Lucent Technologies Inc.
    6.90 %, due 07/15/2001 .................      7,675         7,686
  VARIETY STORES (0.57 %)
 Wal-Mart Stores, Inc.
    6.55 %, due 08/10/2004 .................      3,600         3,538
                                                             --------
 Total Corporate Debt Securities
 (cost: $ 130,344) ....................................       124,882
                                                             --------
CONVERTIBLE BONDS (3.72 %)
  ELECTRICAL GOODS (1.44 %)
 Kent Electronics Corporation
    4.50 %, due 09/01/2004 .................     10,916         9,033
  PRINTING & PUBLISHING (0.87 %)
 Tribune Company
    2.00 %, due 05/15/2029 .................         34         5,406


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  59

SCHEDULE OF INVESTMENTS
WRL LKCM STRATEGIC TOTAL RETURN (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    PRINCIPAL       MARKET
                                                     AMOUNT         VALUE
                                                    ---------      --------

CONVERTIBLE BONDS (CONTINUED)
  RADIO & TELEVISION BROADCASTING (0.89 %)
Clear Channel Communications, Inc.
   1.50 %, due 12/01/2002 ......................      $ 5,450      $ 5,573
 TELECOMMUNICATIONS (0.52 %)
ITC Deltacom, Inc.
   4.50 %, due 05/15/2006 ......................        2,708        3,236
                                                                   -------
Total Convertible Bonds
(cost: $ 22,818) ............................................       23,248
                                                                   -------

                                                    NUMBER OF       MARKET
                                                     SHARES         VALUE
                                                    ---------      --------
CONVERTIBLE PREFERRED STOCKS (2.46 %)
  CHEMICALS & ALLIED PRODUCTS (1.00 %)
 Lauder, Estee Companies, Inc.
    (The) - TRACES .............................       72,000      $ 6,233
  COMMUNICATION (1.46 %)
 DECS Trust V ..................................      317,500        9,128
                                                                   -------
 Total Convertible Preferred Stocks
 (cost: $ 11,044) ...........................................       15,361
                                                                   -------
COMMON STOCKS (67.65 %)
  CHEMICALS & ALLIED PRODUCTS (4.24 %)
 Colgate-Palmolive Company .....................      196,800       12,792
 Procter & Gamble Company (The) ................      125,000       13,695
  COMMERCIAL BANKS (3.84 %)
 Compass Bancshares, Inc. ......................      310,000        6,917
 Mellon Financial Corporation ..................      245,000        8,345
 Wells Fargo & Co. .............................      215,000        8,694
  COMMUNICATIONS EQUIPMENT (5.32 %)
 Motorola, Inc. (7b) ...........................       75,000       11,044
 Nortel Networks Corporation ...................      220,000       22,219
  COMPUTER & DATA PROCESSING SERVICES (3.53 %)
 IMS Health Incorporated .......................      360,000        9,788
 Microsoft Corporation (7a) ....................      105,000       12,259
  COMPUTER & OFFICE EQUIPMENT (5.85 %)
 Diebold, Incorporated .........................      400,000        9,400
 EMC Corporation (7a) ..........................      150,000       16,387
 Hewlett-Packard Company .......................       95,000       10,824
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.58 %)
 General Electric Company ......................      104,000       16,094
  ELECTRONIC COMPONENTS & ACCESSORIES (0.99 %)
 Intel Corporation .............................       75,000        6,173



                                                     NUMBER OF      MARKET
                                                      SHARES        VALUE
                                                    ----------     --------

COMMON STOCKS (CONTINUED)
  ENVIRONMENTAL SERVICES (0.52 %)
 Republic Services, Inc. (7a) ..................      224,000      $ 3,220
  FABRICATED METAL PRODUCTS (1.10 %)
 Gillette Company (The) ........................      167,000        6,878
  FOOD & KINDRED PRODUCTS (0.93 %)
 Philip Morris Companies Inc. ..................      250,000        5,797
  HOLDING & OTHER INVESTMENT OFFICES (0.77 %)
 Crescent Real Estate Equities
    Company ....................................      260,000        4,778
  INSURANCE (1.38 %)
 Allstate Corporation (The) ....................      150,000        3,600
 American International
    Group, Inc. ................................       46,250        5,001
  LIFE INSURANCE (1.03 %)
 American General Corporation ..................       85,000        6,449
  LUMBER & OTHER BUILDING MATERIALS (1.43 %)
 Home Depot, Inc. (The) ........................      130,199        8,927
  MEDICAL INSTRUMENTS & SUPPLIES (3.00 %)
 Medtronic, Inc. ...............................      260,000        9,474
 Sybron International
    Corporation (7a) ...........................      374,600        9,248
  OIL & GAS EXTRACTION (2.53 %)
 Nabors Industries, Inc. (7a) ..................      220,000        6,806
 Schlumberger Limited ..........................      143,000        8,044
 Transocean Sedco Forex Inc. ...................       27,685          933
  PAPER & ALLIED PRODUCTS (1.30 %)
 Kimberly-Clark Corporation ....................      124,000        8,091
  PERSONAL CREDIT INSTITUTIONS (2.28 %)
 Associates First Capital
    Corporation - Class A ......................      290,000        7,957
 Capital One Financial Corporation .............      130,000        6,264
  PETROLEUM REFINING (4.00 %)
 Atlantic Richfield Company ....................       90,000        7,785
 BP Amoco PLC - ADR (7b) .......................      134,186        7,959
 Exxon Mobil Corporation .......................      114,800        9,249
  PHARMACEUTICALS (3.60 %)
 American Home Products
    Corporation ................................      190,000        7,493
 Schering-Plough Corporation ...................      110,000        4,641


See Notes to the Financial Statements, which is an integral part of this report.

60  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL LKCM STRATEGIC TOTAL RETURN (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                    NUMBER OF      MARKET
                                                     SHARES        VALUE
                                                   ----------     -------

COMMON STOCKS (CONTINUED)
   PHARMACEUTICALS (CONTINUED)
 SmithKline Beecham PLC -
   Sponsored ADR .............................       80,000      $ 5,155
Teva Pharmaceutical
   Industries Ltd. - ADR .....................       72,000        5,162
 PRINTING & PUBLISHING (2.17 %)
Belo (A.H.) Corporation - Class A ............      300,800        5,734
Harte-Hanks Inc. .............................      359,200        7,813
 RADIO & TELEVISION BROADCASTING (4.78 %)
CBS Corporation (7a) .........................      325,000       20,779
Infinity Broadcasting Corp. -
   Class A (7a) ..............................      250,000        9,047
 RADIO, TELEVISION, & COMPUTER STORES (0.32 %)
Tandy Corporation ............................       40,000        1,968
 TELECOMMUNICATIONS (7.06 %)
ALLTEL Corporation ...........................      166,900       13,801
AT&T Corp. ...................................      110,000        5,583
Bell Atlantic Corporation ....................      210,000       12,928
MCI WORLDCOM, Inc. (7a) ......................      223,500       11,859
 TRUCKING & WAREHOUSING (0.84 %)
United Parcel Service, Inc. -
   Class B ...................................       76,000        5,244
 VARIETY STORES (1.44 %)
Wal-Mart Stores, Inc. ........................      130,000        8,986
 WHOLESALE TRADE NONDURABLE GOODS (0.82 %)
U.S. Foodservice (7a) ........................      305,600        5,119
                                                                 -------
Total Common Stocks
(cost: $ 292,491) .........................................      422,403
                                                                 -------


                                                  PRINCIPAL        MARKET
                                                   AMOUNT          VALUE
                                                 ----------     ----------

SHORT-TERM OBLIGATIONS (0.33 %)
 Investors Bank & Trust
    Company (7e)
    3.06 %, Repurchase Agreement
    dated 12/31/1999 to be
    repurchased at $ 2,061 on
    01/03/2000 .................................   $  2,061     $  2,061
                                                                --------
 Total Short-Term Obligations
 (cost: $ 2,061) ..........................................        2,061
                                                                --------
 Total Investment Securities
 (cost: $ 492,452) ........................................     $621,207
                                                                ========
SUMMARY
 Investments, at market value ..................   99.49 %      $621,207
 Other assets in
    excess of liabilities ......................    0.51 %         3,209
                                                  --------      --------
 Net assets ....................................  100.00 %      $624,416
                                                  ========      ========


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  61

SCHEDULE OF INVESTMENTS
WRL VKAM EMERGING GROWTH
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                     NUMBER OF     MARKET
                                                      SHARES       VALUE
                                                    ----------   ---------

COMMON STOCKS (93.90 %)
  APPAREL & ACCESSORY STORES (0.05 %)
 AnnTaylor Stores Corporation (7a) ............       30,000      $ 1,033
  BUSINESS SERVICES (3.24 %)
 Exodus Communications,
    Inc. (7a) (7b) ............................      300,000       26,644
 Infonet Services Corporation -
    Class B (7a) ..............................       20,700          543
 Omnicom Group, Inc. ..........................      129,000       12,900
 TMP Worldwide Inc. (7a) ......................       70,000        9,940
 Valassis Communications, Inc. (7a) ...........      120,000        5,070
 Viant Corporation (7a) .......................       20,000        1,980
 Young & Rubicam Inc. .........................       70,000        4,953
  COMMERCIAL BANKS (0.37 %)
 Concord EFS, Inc. (7a) .......................      180,000        4,635
 UnionBanCal Corporation ......................       60,000        2,366
  COMMUNICATION (2.39 %)
 Charter Communications, Inc. -
    Class A (7a) ..............................      115,800        2,533
 Comcast Corporation - Class A ................       90,000        4,551
 Echostar Communications
    Corporation (7a) (7b) .....................      385,000       37,537
 UnitedGlobalCom, Inc. -
    Class A (7a) (7b) .........................       15,700        1,109
  COMMUNICATIONS EQUIPMENT (11.39 %)
 Advanced Fibre
    Communications, Inc. (7a) .................       90,000        4,022
 CommScope, Inc. (7a) .........................       70,000        2,822
 Comverse
    Technology, Inc. (7a) (7b) ................      225,000       32,569
 General Instruments Corp. (7a) ...............      100,000        8,500
 Motorola, Inc. ...............................       85,000       12,516
 Nokia Oyj - Sponsored ADR ....................      145,000       27,550
 Nortel Networks Corporation (7b) .............      225,000       22,725
 QUALCOMM Incorporated (7a) ...................      540,000       95,107
 Scientific-Atlanta, Inc. .....................      150,000        8,344
 Sycamore Networks, Inc. (7a) (7b) ............       13,000        4,004
  COMPUTER & DATA PROCESSING SERVICES (26.99 %)
 Adobe Systems Incorporated ...................      290,000       19,503
 Amdocs, Inc. (7a) (7b) .......................      100,000        3,450
 America Online, Inc. (7a) ....................      290,000       21,877
 Ariba, Inc. (7a) (7b) ........................       30,000        5,321
 BEA Systems, Inc. (7a) (7b) ..................      180,000       12,589
 Broadvision, Inc. (7a) .......................      270,000       45,916
 Brocade Communications
    Systems, Inc. (7a) (7b) ...................       30,000        5,310
 Check Point Software
    Technologies, Ltd. (7a) (7b) ..............       80,000       15,900


                                                     NUMBER OF      MARKET
                                                      SHARES        VALUE
                                                     ---------    ---------

COMMON STOCKS (CONTINUED)
  COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
 Citrix Systems, Inc. (7a) .....................      170,000     $20,910
 Clarify Inc. (7a) .............................       73,000       9,198
 Electronic Arts, Inc. (7a) ....................      120,000      10,080
 i2 Technologies, Inc. (7a) (7b) ...............       40,000       7,800
 InfoSpace.com, Inc. (7a) ......................       15,000       3,210
 Legato Systems, Inc. (7a) .....................      185,000      12,730
 Macromedia, Inc. (7a) .........................      105,000       7,678
 Mercury Interactive
    Corporation (7a) ...........................      120,000      12,953
 Microstrategy
    Incorporated (7a) (7b) .....................       30,000       6,300
 Network Appliance, Inc. (7a) ..................      410,000      34,055
 Network Solutions, Inc. (7a) ..................       80,000      17,405
 Peregrine Systems, Inc. (7a) ..................       60,000       5,051
 Phone.com, Inc. (7a) (7b) .....................       45,000       5,217
 Portal Software, Inc. (7a) ....................       30,000       3,086
 Rational Software Corporation (7a) ............      150,000       7,369
 Razorfish Inc. (7a) (7b) ......................       20,000       1,903
 RealNetworks, Inc. (7a) .......................       85,000      10,227
 S1 Corporation (7a) ...........................       50,000       3,906
 Sapient Corporation (7a) (7b) .................       69,500       9,795
 Scient Corporation (7a) (7b) ..................       30,000       2,593
 Siebel Systems, Inc. (7a) (7b) ................      310,000      26,040
 Verisign, Inc. (7a) (7b) ......................      310,000      59,190
 Veritas Software Corporation (7a) .............      462,000      66,123
 Vignette Corporation (7a) (7b) ................       60,000       9,780
 Yahoo! Inc. (7a) ..............................       80,000      34,614
  COMPUTER & OFFICE EQUIPMENT (4.16 %)
 Adaptec Inc. (7a) .............................       60,000       2,993
 Cisco Systems, Inc. (7a) ......................      130,966      14,030
 EMC Corporation (7a) ..........................      260,000      28,405
 Emulex Corporation (7a) .......................       30,000       3,375
 Foundry Networks, Inc. (7a) (7b) ..............       15,000       4,525
 Gateway, Inc. (7a) (7b) .......................       45,000       3,243
 Juniper Networks, Inc. (7a) (7b) ..............       20,000       6,800
 Sun Microsystems, Inc. (7a) ...................      210,000      16,262
  ELECTRIC SERVICES (0.28 %)
 Calpine Corporation (7a) ......................       85,000       5,440
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.01 %)
 Gemstar International Group
    Limited (7a) ...............................      540,000      38,474
  ELECTRONIC COMPONENTS & ACCESSORIES (23.47 %)
 Altera Corporation (7a) .......................      180,000       8,921
 Analog Devices, Inc. (7a) .....................      185,000      17,205
 Applied Micro Circuits
    Corporation (7a) ...........................      120,000      15,270


See Notes to the Financial Statements, which is an integral part of this report.

62  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL VKAM EMERGING GROWTH (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                     NUMBER OF     MARKET
                                                      SHARES       VALUE
                                                    ---------    --------

COMMON STOCKS (CONTINUED)
  ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
 Broadcom Corporation -
    Class A (7a) .............................      113,000      $30,778
 Conexant Systems, Inc. (7a) (7b) ............      620,000       41,152
 Cypress Semiconductor
    Corporation (7a) (7b) ....................       75,000        2,428
 E-Tek Dynamics, Inc. (7a) ...................       35,000        4,712
 Flextronics International
    Ltd. (7a) (7b) ...........................      238,000       10,948
 Jabil Circuit, Inc. (7a) ....................       60,000        4,380
 JDS Uniphase
    Corporation (7a) (7b) ....................      580,000       93,560
 LSI Logic Corporation (7a) ..................      450,000       30,375
 Microchip Technology
    Incorporated (7a) ........................       40,000        2,738
 National Semiconductor
    Corporation (7a) .........................      150,000        6,422
 PMC-Sierra, Inc. (7a) .......................       75,000       12,023
 QLogic Corporation (7a) .....................      106,800       17,075
 RF Micro Devices, Inc. (7a) .................      210,000       14,372
 Sanmina Corporation (7a) (7b) ...............       70,000        6,991
 SDL, Inc. (7a) ..............................       75,000       16,350
 Solectron Corporation (7a) ..................      120,000       11,415
 STMicroelectronics NV -
    NY Registered Shares (7b) ................      135,000       20,444
 Taiwan Semiconductor
    Manufacturing Company Ltd. -
    Sponsored ADR (7a) (7b) ..................      116,850        5,258
 Texas Instruments Incorporated ..............      340,000       32,938
 Vishay Intertechnology, Inc. (7a) ...........       60,000        1,898
 Vitesse Semiconductor
    Corporation (7a) .........................      410,000       21,499
 Xilinx Inc. (7a) ............................      450,000       20,461
  FURNITURE & HOME FURNISHINGS STORES (0.31 %)
 Williams-Sonoma, Inc. (7a) ..................      130,000        5,980
  INDUSTRIAL MACHINERY & EQUIPMENT (1.89 %)
 Applied Materials, Inc. (7a) ................       75,000        9,502
 ASM Lithography Holding NV (7a) .............       70,000        7,963
 Lam Research Corporation (7a) ...............      115,000       12,830
 Novellus Systems, Inc. (7a) (7b) ............       25,000        3,063
 Zebra Technologies Corporation -
    Class A (7a) .............................       50,000        2,925
  INSTRUMENTS & RELATED PRODUCTS (0.52 %)
 KLA-Tencor Corporation (7a) .................       90,000       10,024
  INSURANCE AGENTS, BROKERS & SERVICE (0.15 %)
 Marsh & McLennan
    Companies, Inc. ..........................       30,000        2,871
  LUMBER & OTHER BUILDING MATERIALS (0.97 %)
 Home Depot, Inc. (The) ......................      270,000       18,512



                                                    NUMBER OF      MARKET
                                                     SHARES        VALUE
                                                    ---------     -------


COMMON STOCKS (CONTINUED)
  MISC. GENERAL MERCHANDISE STORES (0.17 %)
 BJ's Wholesale Club, Inc. (7a) ..............       90,000      $ 3,285

  OIL & GAS EXTRACTION (1.14 %)
 Apache Corporation ..........................      200,000        7,388
 BJ Services Company (7a) (7b) ...............      100,000        4,181
 Devon Energy Corporation ....................       70,000        2,301
 Kerr-McGee Corporation ......................      115,000        7,130
 Vastar Resources, Inc. ......................       15,000          885

  PERSONAL CREDIT INSTITUTIONS (0.25 %)
 Capital One Financial
    Corporation ..............................      100,000        4,819
  PHARMACEUTICALS (2.60 %)
 Allergan, Inc. ..............................      150,000        7,463
 Biogen, Inc. (7a) ...........................       90,000        7,605
 Medimmune, Inc. (7a) ........................      185,000       30,687
 QLT PhotoTherapeutics Inc. (7a) .............       70,000        4,113
  RADIO & TELEVISION BROADCASTING (3.32 %)
 CBS Corporation (7a) ........................      165,000       10,550
 Clear Channel
    Communications, Inc. (7a) ................      239,150       21,344
 Entercom Communications
    Corp. (7a) ...............................       35,000        2,310
 Hispanic Broadcasting Corp. (7a) ............       68,800        6,345
 Infinity Broadcasting Corp. -
    Class A (7a) .............................      134,375        4,863
 Spanish Broadcasting
    System, Inc. (7a) ........................       25,100        1,010
 Univision Communications Inc. -
    Class A (7a) .............................      168,750       17,244
  RESEARCH & TESTING SERVICES (0.49 %)
 Affymetrix, Inc. (7a) .......................       30,000        5,091
 Cree Research, Inc. (7a) (7b) ...............       50,000        4,269
  RETAIL TRADE (1.05 %)
 CDW Computer Centers, Inc. (7a) .............       30,000        2,359
 Tiffany & Co. ...............................      200,000       17,850
  SECURITY & COMMODITY BROKERS (0.53 %)
 Lehman Brothers Holdings Inc. ...............      120,000       10,163
  STONE, CLAY & GLASS PRODUCTS (1.08 %)
 Corning Incorporated ........................      160,000       20,630
  TELECOMMUNICATIONS (4.98 %)
 AT&T Corp. - Liberty Media
    Group - Class A (7a) .....................      200,500       11,378


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  63

SCHEDULE OF INVESTMENTS
WRL VKAM EMERGING GROWTH (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF     MARKET
                                                     SHARES       VALUE
                                                   ----------   ----------

COMMON STOCKS (CONTINUED)
  TELECOMMUNICATIONS (CONTINUED)
 McLeodUSA Incorporated -
    Class A (7a) (7b) ........................      190,000      $11,186
 Metromedia Fiber
    Network, Inc. (7a) (7b) ..................      230,000       11,026
 Nextel Communications, Inc. -
    Class A (7a) .............................      180,000       18,563
 NEXTLINK Communications, Inc. -
    Class A (7a) (7b) ........................      100,000        8,306
 Telephone and Data Systems, Inc .............       70,000        8,820
 VoiceStream Wireless
    Corporation (7a) (7b) ....................      102,000       14,516
 Western Wireless Corporation -
    Class A (7a) .............................      175,000       11,681
  VARIETY STORES (0.10 %)
 Family Dollar Stores, Inc. ..................      118,000        1,925
                                                                 -------
 Total Common Stocks
 (cost: $ 807,091) ........................................    1,799,148
                                                               ---------


                                                   PRINCIPAL      MARKET
                                                    AMOUNT        VALUE
                                                 -----------    ----------

SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (6.16 %)
 Federal Home Loan Bank
    1.40 %, due 01/03/2000 ...................    $ 118,122    $ 118,113
                                                               ---------
 Total Short-Term U.S.
    Government Obligations
 (cost: $ 118,113) ........................................      118,113
                                                               ---------
 Total Investment Securities
 (cost: $ 925,204) ........................................  $ 1,917,261
                                                             ===========


SUMMARY
 Investments, at market value ................    100.06 %   $ 1,917,261
 Liabilities in
    excess of other assets ...................     (0.06)%        (1,236)
                                                  --------   -----------
 Net assets ..................................    100.00 %   $ 1,916,025
                                                  ========   ===========


See Notes to the Financial Statements, which is an integral part of this report.

64  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL ALGER AGGRESSIVE GROWTH
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                     NUMBER OF      MARKET
                                                      SHARES        VALUE
                                                    ---------     ----------

COMMON STOCKS (99.21 %)
  BUSINESS SERVICES (8.31 %)
 eBay, Inc. (7a) (7b) .........................      247,500      $30,984
 Exodus Communications,
    Inc. (7a) (7b) ............................      584,000       51,867
 Omnicom Group, Inc. ..........................       99,700        9,970
  COMMERCIAL BANKS (1.79 %)
 Citigroup Inc. ...............................      360,250       20,016
  COMMUNICATION (4.60 %)
 Cablevision Systems
    Corporation - Class A (7a) ................       49,300        3,722
 Comcast Corporation - Class A ................      453,600       22,935
 Cox Communications, Inc. -
    Class A (7a) ..............................      188,900        9,728
 Echostar Communications
    Corporation (7a) (7b) .....................      153,600       14,976
  COMMUNICATIONS EQUIPMENT (5.22 %)
 Motorola, Inc. (7b) ..........................      237,600       34,987
 Nokia Oyj - Sponsored ADR ....................       46,000        8,740
 QUALCOMM Incorporated (7a) ...................       82,800       14,583
  COMPUTER & DATA PROCESSING SERVICES (28.33 %)
 America Online, Inc. (7a) ....................      620,000       46,771
 Ariba, Inc. (7a) (7b) ........................      217,000       38,490
 At Home Corporation -
    Class A (7a) (7b) .........................      370,780       15,897
 Brocade Communications
    Systems, Inc. (7a) (7b) ...................      136,300       24,125
 Microsoft Corporation (7a) ...................      448,000       52,304
 RealNetworks, Inc. (7a) ......................       45,400        5,462
 Verisign, Inc. (7a) ..........................      112,300       21,442
 Vignette Corporation (7a) (7b) ...............      203,800       33,219
 Yahoo! Inc. (7a) (7b) ........................      182,526       78,976
  COMPUTER & OFFICE EQUIPMENT (7.20 %)
 Cisco Systems, Inc. (7a) .....................      363,500       38,940
 Dell Computer Corporation (7a) ...............      282,600       14,413
 Sun Microsystems, Inc. (7a) ..................      350,400       27,134
  CONSTRUCTION (1.59 %)
 Halliburton Company ..........................      442,550       17,813
  ELECTRONIC COMPONENTS & ACCESSORIES (12.24 %)
 Altera Corporation (7a) ......................      286,700       14,210
 Broadcom Corporation -
    Class A (7a) ..............................       84,200       22,934
 Conexant Systems, Inc. (7a) (7b) .............      100,600        6,677
 Intel Corporation ............................      178,700       14,709
 Linear Technology Corporation ................      152,000       10,878


                                                      NUMBER OF    MARKET
                                                       SHARES      VALUE
                                                    ----------   ----------

COMMON STOCKS (CONTINUED)
  ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
 PMC-Sierra, Inc. (7a) ........................       77,800      $12,472
 SDL, Inc. (7a) ...............................       63,600       13,865
 Texas Instruments Incorporated ...............      236,200       22,882
 Xilinx Inc. (7a) .............................      401,400       18,251
  INDUSTRIAL MACHINERY & EQUIPMENT (4.37 %)
 Applied Materials, Inc. (7a) .................      254,100       32,191
 ASM Lithography Holding NV (7a) ..............      146,600       16,676
  INSTRUMENTS & RELATED PRODUCTS (1.89 %)
 Teradyne, Inc. (7a) ..........................      320,800       21,173
  INSURANCE (0.42 %)
 American International
    Group, Inc. ...............................       43,250        4,676
  LUMBER & OTHER BUILDING MATERIALS (3.17 %)
 Home Depot, Inc. (The) .......................      516,750       35,430
  MOTION PICTURES (0.89 %)
 CNET, Inc. (7a) (7b) .........................      174,300        9,892
  OIL & GAS EXTRACTION (1.08 %)
 BJ Services Company (7a) (7b) ................      100,100        4,185
 Nabors Industries, Inc. (7a) .................      256,000        7,920
  PERSONAL CREDIT INSTITUTIONS (0.80 %)
 American Express Company .....................       53,700        8,928
  PHARMACEUTICALS (2.12 %)
 Amgen Inc. (7a) ..............................      394,200       23,677
  RADIO & TELEVISION BROADCASTING (2.31 %)
 Clear Channel
    Communications, Inc. (7a) .................      288,723       25,769
  RETAIL TRADE (0.93 %)
 Amazon.Com, Inc. (7a) (7b) ...................      135,900       10,345
  SECURITY & COMMODITY BROKERS (1.08 %)
 Morgan Stanley Dean
    Witter and Co. ............................       84,300       12,034
  TELECOMMUNICATIONS (8.41 %)
 Digital Island, Inc. (7a) (7b) ...............       65,500        6,231
 Global Telesystems
    Group, Inc. (7a) (7b) .....................      266,400        9,224
 Lucent Technologies Inc. .....................      248,500       18,591
 MCI WORLDCOM, Inc. (7a) ......................      395,400       20,981


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  65

SCHEDULE OF INVESTMENTS
WRL ALGER AGGRESSIVE GROWTH (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                  NUMBER OF        MARKET
                                                   SHARES          VALUE
                                                  ---------     -----------

COMMON STOCKS (CONTINUED)
  TELECOMMUNICATIONS (CONTINUED)
 McLeodUSA Incorporated -
   Class A (7a) (7b) .........................     168,000      $   9,891
Nextel Communications, Inc. -
   Class A (7a) ..............................     179,000         18,459
Sprint Corporation (FON Group) ...............      73,000          4,914
Sprint Corporation
   (PCS Group) (7a) (7b) .....................      55,300          5,668
 VARIETY STORES (2.46 %)
Costco Wholesale Corporation (7a).............      87,000          7,939
Wal-Mart Stores, Inc. ........................     282,800         19,549
                                                                ---------
Total Common Stocks
(cost: $ 604,067) ........................................      1,108,715
                                                                ---------


                                                  PRINCIPAL       MARKET
                                                   AMOUNT         VALUE
                                                  ---------     -----------


SHORT-TERM OBLIGATIONS (1.18 %)
 Investors Bank & Trust
    Company (7e)
  3.06 %, Repurchase Agreement
  dated 12/31/1999 to be
  repurchased at $ 13,151 on
  01/03/2000 .................................   $   13,148     $  13,148
                                                 ----------
 Total Short-Term Obligations
 (cost: $ 13,148) .........................................        13,148
                                                                ---------
 Total Investment Securities
 (cost: $ 617,215) ........................................    $1,121,863
                                                               ==========


SUMMARY
 Investments, at market value ................     100.39 %    $1,121,863
 Liabilities in
    excess of other assets ...................      (0.39)%        (4,352)
                                                 --------      ----------
 Net assets ..................................     100.00 %    $1,117,511
                                                 --======      ==========


See Notes to the Financial Statements, which is an integral part of this report.

66  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL AEGON BALANCED
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                 PRINCIPAL     MARKET
                                                  AMOUNT       VALUE
                                                ---------    -----------

U.S. GOVERNMENT OBLIGATIONS (14.46 %)
 U.S. Treasury Bond
    12.00 %, due 05/15/2005 ...............      $ 3,000      $ 3,729
 U.S. Treasury Bond
    10.75 %, due 08/15/2005 ...............          500          596
 U.S. Treasury Bond
    11.25 %, due 02/15/2015 ...............        3,000        4,239
 U.S. Treasury Bond
    10.63 %, due 08/15/2015 ...............        1,000        1,361
 U.S. Treasury Bond
    9.88 %, due 11/15/2015 ................        3,000        3,878
 U.S. Treasury Bond
    7.25 %, due 05/15/2016 ................        1,800        1,882
                                                              -------
 Total U.S. Government Obligations
 (cost: $ 16,116) ......................................       15,685
                                                              -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.61 %)
 Fannie Mae
    7.23 %, due 11/17/2014 ................        1,000          945
 Federal Home Loan Bank
    6.75 %, due 05/26/2009 ................        2,000        1,882
                                                              -------
 Total U.S. Government Agency Obligations
 (cost: $ 2,942) .......................................        2,827
                                                              -------
CORPORATE DEBT SECURITIES (11.76 %)
  AUTOMOTIVE (1.83 %)
 DaimlerChrysler North America
    Holding Corporation
    6.90 %, due 09/01/2004 ................        1,000          990
 General Motors Corporation
    7.70 %, due 04/15/2016 ................        1,000          999
  COMPUTER & OFFICE EQUIPMENT (2.60 %)
 International Business
    Machines Corp.
    7.00 %, due 10/30/2025 ................        1,000          948
 Xerox Capital Europe PLC
    5.88 %, due 05/15/2004 ................        2,000        1,869
  FOOD & KINDRED PRODUCTS (0.90 %)
 Sara Lee Corporation
    6.95 %, due 10/09/2006 ................        1,000          975
  GAS PRODUCTION & DISTRIBUTION (0.91 %)
 Duke Capital Corporation
    7.50 %, due 10/01/2009 ................        1,000          990
  INDUSTRIAL MACHINERY & EQUIPMENT (0.90 %)
 Caterpillar, Inc. ........................
    7.25 %, due 09/15/2009 ................        1,000          980


                                                 PRINCIPAL       MARKET
                                                  AMOUNT         VALUE
                                                ----------      --------

CORPORATE DEBT SECURITIES (CONTINUED)
  INSTRUMENTS & RELATED PRODUCTS (0.90 %)
 Honeywell International Inc.
   7.00 %, due 03/15/2007 .................      $ 1,000      $   970
 PHARMACEUTICALS (0.93 %)
American Home Products
   Corporation
   7.90 %, due 02/15/2005 .................        1,000        1,009
 SECURITY & COMMODITY BROKERS (1.80 %)
Goldman Sachs Group, Inc. (The)
   7.35 %, due 10/01/2009 ..................       1,000          975
Salomon Smith Barney
   Holdings Inc. ...........................
   6.63 %, due 11/15/2003 ..................       1,000          978
 TELECOMMUNICATIONS (0.99 %)
New York Telephone Company
   8.63 %, due 11/15/2010 ...................      1,000        1,073
                                                              -------
Total Corporate Debt Securities
(cost: $ 13,047) .........................................     12,756
                                                               ------


                                                 NUMBER OF      MARKET
                                                  SHARES        VALUE
                                                 ---------    ---------
COMMON STOCKS (70.28 %)
  CHEMICALS & ALLIED PRODUCTS (2.64 %)
 Du Pont (E.I.) de Nemours and
    Company .................................     43,500      $ 2,866
  COMMERCIAL BANKS (9.70 %)
 BankAmerica Corporation ....................     52,000        2,610
 Citigroup Inc. .............................     81,000        4,500
 Morgan (J.P.) & Co. Incorporated ...........     27,000        3,419
  COMPUTER & OFFICE EQUIPMENT (15.13 %)
 Hewlett-Packard Company ....................     35,000        3,988
 International Business
    Machines Corp. ..........................     29,000        3,132
 Sun Microsystems, Inc. (7a) ................    120,000        9,292
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.71 %)
 General Electric Company ...................     26,000        4,023
  FOOD & KINDRED PRODUCTS (2.44 %)
 Sara Lee Corporation .......................    120,000        2,648
  INDUSTRIAL MACHINERY & EQUIPMENT (2.94 %)
 Tyco International Ltd. ....................     82,000        3,188


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  67

SCHEDULE OF INVESTMENTS
WRL AEGON BALANCED (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                NUMBER OF      MARKET
                                                 SHARES         VALUE
                                                ---------     --------

COMMON STOCKS (CONTINUED)
  INSURANCE (6.47 %)
 American International Group, Inc. ...........   40,000      $  4,324
 St. Paul Companies, Inc. (The) ...............   80,000         2,695
  LUMBER & WOOD PRODUCTS (2.95 %)
 Georgia-Pacific Group ........................   63,000         3,197
  PETROLEUM REFINING (2.73 %)
 Exxon Mobil Corporation ......................   36,700         2,957
  PHARMACEUTICALS (8.34 %)
 Abbott Laboratories ..........................   53,000         1,925
 Johnson & Johnson ............................   39,000         3,632
 Merck & Co., Inc.  ...........................   52,000         3,487
  SAVINGS INSTITUTIONS (2.40 %)
 Washington Mutual, Inc. ......................  100,000         2,600
  TELECOMMUNICATIONS (3.27 %)
 AT&T Corp. (7b) ..............................   70,000         3,553


                                                 NUMBER OF      MARKET
                                                  SHARES         VALUE
                                                 ---------    ----------

COMMON STOCKS (CONTINUED)
  TRUCKING & WAREHOUSING (0.87 %)
 Heartland Express, Inc. (7a) .................   60,000     $     945
  U.S. GOVERNMENT AGENCIES (2.99 %)
 Fannie Mae ...................................   52,000         3,247
  VARIETY STORES (3.70 %)
 Wal-Mart Stores, Inc. ........................   58,000         4,009
                                                             ---------
 Total Common Stocks
 (cost: $ 58,220) ........................................      76,237
                                                             ---------
 Total Investment Securities
 (cost: $ 90,325) ........................................   $ 107,505
                                                             =========
SUMMARY
 Investments, at market value ..............     99.11 %     $ 107,505
 Other assets in
    excess of liabilities ..................      0.89 %           968
                                                --------     ---------
 Net assets ................................    100.00 %     $ 108,473
                                                ========     =========


See Notes to the Financial Statements, which is an integral part of this report.

68  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL FEDERATED GROWTH & INCOME
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                  NUMBER OF       MARKET
                                                    SHARES        VALUE
                                                  ---------     ---------

CONVERTIBLE PREFERRED STOCKS (9.84 %)
  FOOD & KINDRED PRODUCTS (3.47 %)
 Ralston Purina Company ......................      39,000      $1,427
 Suiza Capital Trust II ......................      35,500       1,216
  GAS PRODUCTION & DISTRIBUTION (1.52 %)
 Coastal Corporation (The) ...................      49,900       1,163
  HOLDING & OTHER INVESTMENT OFFICES (1.04 %)
 Fleetwood Capital Trust .....................      23,000         796
  OIL & GAS EXTRACTION (2.59 %)
 Apache Corporation ..........................      27,500         976
 Kerr-McGee Corporation ......................      30,200         997
  SECURITY & COMMODITY BROKERS (1.22 %)
 Merrill Lynch & Co., Inc. ...................
    IMC Global Inc. - STRYPES ................      52,100         931
                                                                ------
 Total Convertible Preferred Stocks
 (cost: $ 8,311) .........................................       7,506
                                                                ------
COMMON STOCKS (83.46 %)
  APPAREL PRODUCTS (0.87 %)
 V.F. Corporation ............................      22,000         660
  AUTOMOTIVE (0.78 %)
 CLARCOR Inc. ................................      33,300         599
  BUSINESS SERVICES (0.99 %)
 Pittston Brink's Group ......................      34,400         757
  COMMERCIAL BANKS (1.19 %)
 Pacific Century Financial
    Corporation ..............................      48,400         904
  COMPUTER & DATA PROCESSING SERVICES (1.14 %)
 Sterling Software, Inc. (7a) ................      27,500         866
  ELECTRIC SERVICES (5.58 %)
 DQE, Inc. ...................................      25,200         873
 NSTAR .......................................      21,632         876
 OGE Energy Corp. ............................      43,500         827
 Pinnacle West Capital
    Corporation ..............................      21,000         642
 Puget Sound Energy, Inc. ....................      53,800       1,042
  ELECTRIC, GAS & SANITARY SERVICES (5.13 %)
 Conectiv, Inc. ..............................      48,500         815
 NiSource Inc. ...............................      63,300       1,131
 RGS Energy Group Inc. .......................      48,300         993
 Sierra Pacific Resources ....................      56,500         978


                                                    NUMBER OF     MARKET
                                                     SHARES       VALUE
                                                   ----------   ---------

COMMON STOCKS (CONTINUED)
  FOOD & KINDRED PRODUCTS (1.75 %)
 General Mills, Inc. .........................      18,800      $  672
 Sara Lee Corporation ........................      30,200         666
  GAS PRODUCTION & DISTRIBUTION (16.84 %)
 Atmos Energy Corporation ....................      38,100         779
 El Paso Energy Corp. ........................      47,100       1,828
 Energen Corporation .........................      65,300       1,179
 Keyspan Corporation .........................     108,600       2,519
 MCN Energy Group Inc. .......................      31,600         751
 National Fuel Gas Company ...................      18,600         865
 New Jersey Resources
    Corporation ..............................      33,000       1,289
 NICOR Inc. ..................................      34,900       1,134
 Oneok, Inc. .................................      27,700         696
 Peoples Energy Corporation ..................      23,100         774
 Questar Corporation .........................      68,800       1,032
  HOLDING & OTHER INVESTMENT OFFICES (14.19 %)
 Archstone Communities Trust .................      36,300         744
 AvalonBay Communities, Inc. .................      30,967       1,063
 BRE Properties, Inc. - Class A ..............      26,100         592
 Camden Property Trust .......................      37,100       1,016
 CenterPoint Properties
    Corporation ..............................      22,200         796
 Duke-Weeks Realty Corporation ...............      38,700         755
 Equity Office Properties Trust ..............      46,600       1,148
 Equity Residential Properties Trust .........      17,743         757
 Gables Residential Trust ....................      51,600       1,238
 Health Care Property
    Investors, Inc. ..........................      30,500         728
 Liberty Property Trust ......................      27,200         660
 Post Properties, Inc. (7b) ..................      34,700       1,327
  INDUSTRIAL MACHINERY & EQUIPMENT (4.13 %)
 Hussmann International, Inc. ................      53,200         801
 ITT Industries, Inc. ........................      24,500         819
 Tecumseh Products Company -
    Class A ..................................      16,700         788
 York International Corporation ..............      27,000         741
  INSTRUMENTS & RELATED PRODUCTS (1.59 %)
 Beckman Coulter Inc. ........................      23,800       1,211
  INSURANCE (3.46 %)
 Loews Corporation ...........................      15,200         922
 Old Republic International Corp. ............      64,200         875
 St. Paul Companies, Inc. (The) ..............      25,000         842
  IRON & STEEL FOUNDRIES (0.77 %)
 Precision Castparts Corp. ...................      22,500         591


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  69

SCHEDULE OF INVESTMENTS
WRL FEDERATED GROWTH & INCOME (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                               NUMBER OF      MARKET
                                               SHARES         VALUE
                                             -----------   ------------

COMMON STOCKS (CONTINUED)
  LUMBER & WOOD PRODUCTS (2.33 %)
 Georgia-Pacific Corporation
    (Timber Group) ......................       50,200      $ 1,236
 Louisiana-Pacific Corporation ..........       38,000          542
  MEDICAL INSTRUMENTS & SUPPLIES (1.60 %)
 DENTSPLY International, Inc. ...........       51,500        1,217
  OIL & GAS EXTRACTION (1.16 %)
 Kerr-McGee Corporation .................       14,300          887
  PAPER & ALLIED PRODUCTS (2.32 %)
 Potlatch Corporation ...................       19,500          870
 Westvaco Corporation ...................       27,500          897
  PETROLEUM & PETROLEUM PRODUCTS (1.43 %)
 Enron Corp. -
    Exchangeable Notes (7a) .............       58,000        1,088
  PETROLEUM REFINING (3.90 %)
 Conoco Inc. (7b) .......................       33,800          837
 Pennzoil-Quaker State Company ..........      125,100        1,274
 Ultramar Diamond Shamrock
    Corporation .........................       38,000          862
  PRIMARY METAL INDUSTRIES (2.23 %)
 Anglogold Ltd. - ADR (7b) ..............       25,000          642
 Worthington Industries, Inc. ...........       64,000        1,060
  PRINTING & PUBLISHING (1.03 %)
 Banta Corporation ......................       34,900          787
  REAL ESTATE (3.32 %)
 AMB Property Corporation ...............       59,400        1,184
 ProLogis Trust .........................       70,000        1,348
  RESTAURANTS (1.62 %)
 Bob Evans Farms, Inc. ..................       80,000        1,235



                                              NUMBER OF       MARKET
                                                SHARES        VALUE
                                               ---------    ----------

COMMON STOCKS (CONTINUED)
  SAVINGS INSTITUTIONS (1.01 %)
 Washington Federal, Inc. .................     39,000       $  770
  TRANSPORTATION EQUIPMENT (1.19 %)
 Trinity Industries, Inc. .................     32,000          910
  WATER TRANSPORTATION (1.03 %)
 Alexander & Baldwin, Inc. ................     34,400          785
  WHOLESALE TRADE NONDURABLE GOODS (0.88 %)
 Universal Corporation ....................     29,600          675
                                                             ------
 Total Common Stocks
 (cost: $ 69,425) .....................................      63,667
                                                             ------

                                               PRINCIPAL     MARKET
                                                AMOUNT       VALUE
                                               --------    --------

SHORT-TERM OBLIGATIONS (3.83 %)
 Greenwich Capital
    Markets, Inc. (7e)
    3.00 %, Repurchase Agreement
    dated 12/31/1999 to be
    repurchased at $ 2,922 on
    01/03/2000 ............................     $2,921      $ 2,921
                                                            -------
 Total Short-Term Obligations
 (cost: $ 2,921) .....................................        2,921
                                                            -------
 Total Investment Securities
 (cost: $ 80,657) .....................................     $74,094
                                                            =======
SUMMARY
 Investments, at market value .............    97.13 %      $74,094
 Other assets in
    excess of liabilities .................     2.87 %        2,186
                                              ------        -------
 Net assets ...............................   100.00 %      $76,280
                                              ======        =======


See Notes to the Financial Statements, which is an integral part of this report.

70   WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL DEAN ASSET ALLOCATION
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                   PRINCIPAL       MARKET
                                                    AMOUNT         VALUE
                                                  ----------     ---------

CORPORATE DEBT SECURITIES (27.17 %)
  AUTO REPAIR, SERVICES & PARKING (3.44 %)
 PHH Corporation
   7.02 %, due 11/09/2001 ....................      $  9,000      $  9,003
 COMMERCIAL BANKS (3.43 %)
First Union Corporation - Florida
   6.18 %, due 02/15/2036 ....................         6,000         5,528
First Union Corporation - North
   Carolina
   6.18 %, due 02/15/2036 ....................         3,710         3,455
 COMPUTER & OFFICE EQUIPMENT (3.41 %)
International Business
   Machines Corp. ............................
   6.22 %, due 08/01/2027 ....................         1,000           964
Xerox Corporation
   6.25 %, due 11/15/2026 ....................         8,260         7,971
 ELECTRIC, GAS & SANITARY SERVICES (3.08 %)
Avista Corporation
   5.99 %, due 12/10/2007 ....................         9,000         8,059
 HOLDING & OTHER INVESTMENT OFFICES (3.93 %)
New Plan Excel Realty Trust, Inc. ............
   7.40 %, due 09/15/2009 ....................        11,000        10,270
 PERSONAL CREDIT INSTITUTIONS (5.28 %)
Commercial Credit Company
   6.63 %, due 06/01/2015 ....................         4,250         4,208
Household Finance Corporation
   6.00 %, due 05/01/2004 ....................        10,150         9,617
 RADIO & TELEVISION BROADCASTING (1.79 %)
Cox Radio, Inc. ..............................
   6.38 %, due 05/15/2005 ....................         5,000         4,681
 SECURITY & COMMODITY BROKERS (2.81 %)
Bear Stearns Companies Inc. (The)
   6.45 %, due 08/01/2002 ....................         7,500         7,350
                                                                  --------
Total Corporate Debt Securities
(cost: $ 74,040) ...........................................        71,106
                                                                  --------

                                                    NUMBER OF      MARKET
                                                     SHARES        VALUE
                                                    ---------     --------

PREFERRED STOCKS (1.60 %)
  PRINTING & PUBLISHING (1.60 %)
 News Corporation
    Limited (The) - ADR (7b) .................       125,000      $  4,180
                                                                  --------
 Total Preferred Stocks
 (cost: $ 2,818) ...........................................         4,180
                                                                  --------


                                                    NUMBER OF      MARKET
                                                     SHARES        VALUE
                                                    ---------     --------

COMMON STOCKS (64.45 %)
  AMUSEMENT & RECREATION SERVICES (2.12 %)
 Disney (Walt) Company (The) .................       190,000      $  5,558
  AUTOMOTIVE (4.11 %)
 Ford Motor Company ..........................       160,000         8,549
 Paccar Inc. .................................        50,000         2,216
  CHEMICALS & ALLIED PRODUCTS (1.26 %)
 Du Pont (E.I.) de Nemours and
    Company ..................................        50,000         3,294
  COMMERCIAL BANKS (11.60 %)
 Bank One Corporation ........................       100,000         3,206
 BB&T Corporation ............................       100,000         2,738
 Chase Manhattan
    Corporation (The) ........................        75,000         5,827
 FleetBoston Financial Corp. .................       270,000         9,398
 Summit Bancorp ..............................       300,000         9,187
  COMPUTER & DATA PROCESSING SERVICES (1.41 %)
 Convergys Corporation (7a) ..................       120,000         3,690
  COMPUTER & OFFICE EQUIPMENT (1.74 %)
 Hewlett-Packard Company .....................        40,000         4,558
  ELECTRIC, GAS & SANITARY SERVICES (1.17 %)
 DPL Inc. ....................................       176,500         3,056
  ELECTRONIC COMPONENTS & ACCESSORIES (2.20 %)
 Intel Corporation ...........................        70,000         5,762
  FOOD & KINDRED PRODUCTS (2.44 %)
 Philip Morris Companies Inc. ................       275,000         6,377
  FOOD STORES (1.73 %)
 Albertson's, Incorporated ...................       140,000         4,515
  HEALTH SERVICES (1.68 %)
 Columbia/HCA Healthcare
    Corporation ..............................       150,000         4,397
  HOLDING & OTHER INVESTMENT OFFICES (1.36 %)
 Duke-Weeks Realty Corporation ...............        75,000         1,463
 RFS Hotel Investors, Inc. ...................       200,000         2,088
  HOTELS & OTHER LODGING PLACES (0.95 %)
 Host Marriott Corporation (7b) ..............       300,000         2,475
  INDUSTRIAL MACHINERY & EQUIPMENT (1.08 %)
 Caterpillar, Inc. ...........................        60,000         2,824


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  71

SCHEDULE OF INVESTMENTS
WRL DEAN ASSET ALLOCATION (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                            NUMBER OF     MARKET
                                             SHARES       VALUE
                                            ---------    --------

COMMON STOCKS (CONTINUED)
  INSTRUMENTS & RELATED PRODUCTS (2.29 %)
Honeywell International Inc. .........       35,000      $ 2,019
Raytheon Company - Class B ...........      150,000        3,984
 INSURANCE (4.73 %)
AFLAC Incorporated ...................       70,000        3,303
Allstate Corporation (The) ...........       75,000        1,800
Ambac Financial Group, Inc. ..........       45,000        2,348
Berkshire Hathaway Inc. -
   Class B (7a) ......................        1,000        1,830
Conseco, Inc. ........................      173,320        3,098
 LIFE INSURANCE (1.76 %)
Lincoln National Corporation .........      115,200        4,608
 MINING (0.92 %)
Potash Corp. of Saskatchewan Inc. ....       50,000        2,409
 OIL & GAS EXTRACTION (1.81 %)
Diamond Offshore Drilling, Inc. ......      155,000        4,737
 PETROLEUM REFINING (3.50 %)
Exxon Mobil Corporation ..............       80,000        6,444
Texaco Inc. ..........................       50,000        2,716
 PHARMACEUTICALS (1.15 %)
Merck & Co., Inc. ....................       45,000        3,018
 RESTAURANTS (1.11 %)
TRICON Global
   Restaurants, Inc. (7a) ............       75,000        2,897
 SECURITY & COMMODITY BROKERS (0.67 %)
Alliance Capital Management
   Holding L.P. ......................       59,000        1,766
 STONE, CLAY & GLASS PRODUCTS (1.12 %)
Minnesota Mining & Manufacturing
   Company ...........................       30,000        2,936


                                           NUMBER OF       MARKET
                                            SHARES         VALUE
                                           ----------     --------

COMMON STOCKS (CONTINUED)
  TELECOMMUNICATIONS (5.25 %)
AT&T Corp. (7b) .......................     125,000      $ 6,344
Bell Atlantic Corporation .............     120,000        7,387
 U.S. GOVERNMENT AGENCIES (4.89 %)
Fannie Mae ............................     175,000       10,926
Freddie Mac ...........................      40,000        1,883
 WHOLESALE TRADE DURABLE GOODS (0.40 %)
Miami Computer Supply
   Corporation (7a) ...................      28,000        1,040
                                                         -------
Total Common Stocks
(cost: $ 171,128) ..................................     168,671
                                                         -------

                                              PRINCIPAL    MARKET
                                               AMOUNT      VALUE
                                             ---------   ---------
COMMERCIAL PAPER (3.27 %)
 Fairway Financial
    Corporation - 144A (7c)
    7.10 %, due 01/04/2000 ............      $  600      $   600
 Ford Motor Credit Company
    6.28 %, due 01/07/2000 ............       3,000        2,997
 General Motors Acceptance
    Corporation
    6.50 %, due 01/10/2000 ............       3,066        3,061
 Hasbro Inc.
    6.60 %, due 01/04/2000 ............       1,900        1,899
                                                         -------
 Total Commercial Paper
 (cost: $ 8,557) ....................................      8,557
                                                         -------
 Total Investment Securities
 (cost: $ 256,543) ..................................   $252,514
                                                        ========
SUMMARY
 Investments, at market value .........     96.49 %     $252,514
 Other assets in
    excess of liabilities .............      3.51 %        9,193
                                           --------     --------
 Net assets ...........................    100.00 %     $261,707
                                           ========     ========


See Notes to the Financial Statements, which is an integral part of this report.

72  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL C.A.S.E. GROWTH
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                       NUMBER OF        MARKET
                                                        SHARES          VALUE
                                                      ---------       ---------

COMMON STOCKS (100.17 %)
  APPAREL & ACCESSORY STORES (7.36 %)
 Abercrombie & Fitch Co. -
   Class A (7a) ...............................        135,000      $   3,602
Claire's Stores, Inc. .........................        147,000          3,288
 APPAREL PRODUCTS (5.78 %)
Jones Apparel Group, Inc. (7a) ................        114,400          3,103
Tommy Hilfiger Corporation (7a) ...............         99,000          2,308
 BUSINESS SERVICES (1.88 %)
Appnet Systems, Inc. (7a) .....................         31,000          1,356
GenesisIntermedia.com, Inc. (7a) ..............         70,000            407
 CHEMICALS & ALLIED PRODUCTS (2.11 %)
Procter & Gamble Company (The) ................         18,000          1,972
 COMMERCIAL BANKS (7.30 %)
Bank One Corporation ..........................         25,000            802
BankAmerica Corporation .......................         25,658          1,288
Chase Manhattan
   Corporation (The) ..........................         23,000          1,787
Citigroup Inc. ................................         53,250          2,959
 COMMUNICATIONS EQUIPMENT (8.78 %)
ADC Telecommunications,
   Incorporated (7a) ..........................         50,000          3,627
ANTEC Corporation (7a) (7b) ...................         53,000          1,935
Ciena Corporation (7a) ........................          5,000            288
Nortel Networks Corporation ...................         13,000          1,313
QUALCOMM Incorporated (7a) ....................          6,000          1,057
 COMPUTER & DATA PROCESSING SERVICES (9.21 %)
America Online, Inc. (7a) .....................         43,000          3,243
Compuware Corporation (7a) ....................         58,000          2,161
Microsoft Corporation (7a) ....................         17,000          1,985
Networks Associates, Inc. (7a) ................         46,000          1,228
 CONSTRUCTION (1.12 %)
Halliburton Company ...........................         26,000          1,047
 ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.65 %)
General Electric Company ......................         16,000          2,476
 ELECTRONIC COMPONENTS & ACCESSORIES (11.45 %)
Altera Corporation (7a) .......................         49,000          2,429
Jabil Circuit, Inc. (7a) ......................         43,000          3,139
JDS Uniphase Corporation (7a) .................          4,000            645
PMC-Sierra, Inc. (7a) .........................         15,000          2,405
Vitesse Semiconductor
   Corporation (7a) ...........................         21,000          1,101
Xilinx Inc. (7a) ..............................         22,000          1,000
 HEALTH SERVICES (0.20 %)
NovaCare Inc. (7a) ............................      1,000,000            188


                                                      NUMBER OF        MARKET
                                                       SHARES          VALUE
                                                      ---------      ---------

COMMON STOCKS (CONTINUED)
  INSTRUMENTS & RELATED PRODUCTS (0.86 %)
 Honeywell International Inc. .................         14,000        $   808
  MEDICAL INSTRUMENTS & SUPPLIES (0.77 %)
 Respironics, Inc. (7a) .......................         91,000            725
  OIL & GAS EXTRACTION (6.69 %)
 Diamond Offshore Drilling, Inc. ..............         64,000          1,956
 Friede Goldman Halter, Inc. (7a) .............         91,200            633
 Noble Drilling Corporation (7a) ..............         36,000          1,179
 Transocean Sedco Forex Inc. ..................         74,000          2,493
  PHARMACEUTICALS (7.62 %)
 Lilly (ELI) and Company ......................         25,000          1,663
 Merck & Co., Inc. ............................         29,000          1,945
 Pfizer Incorporated ..........................         57,000          1,849
 SmithKline Beecham PLC -
    Sponsored ADR .............................         26,000          1,675
  RETAIL TRADE (1.38 %)
 Amazon.Com, Inc. (7a) ........................         17,000          1,294
  SAVINGS INSTITUTIONS (0.94 %)
 Washington Mutual, Inc. ......................         34,000            884
  SECURITY & COMMODITY BROKERS (0.68 %)
 National Discount
    Brokers (7a) (7b) .........................         24,000            633
  SHOE STORES (6.78 %)
 Genesco Inc. (7a) (7b) .......................        488,100          6,345
  TELECOMMUNICATIONS (13.87 %)
 AT&T Corp. ...................................         57,500          2,918
 Lucent Technologies Inc. .....................         17,000          1,272
 MCI WORLDCOM, Inc. (7a) ......................         60,000          3,184
 Qwest Communications
    International Inc. (7a) (7b) ..............         55,000          2,365
 U S West, Inc. ...............................         45,000          3,239
  VARIETY STORES (2.74 %)
 Costco Wholesale Corporation (7a) ............         13,000          1,186
 Kmart Corporation (7a) .......................        137,000          1,379
                                                                      -------
 Total Common Stocks
 (cost: $ 89,054) ............................................         93,764
                                                                      -------
 Total Investment Securities
 (cost: $ 89,054) ............................................      $  93,764
                                                                    =========
SUMMARY
 Investments, at market value .................       100.17 %      $  93,764
 Liabilities in
    excess of other assets ....................        (0.17)%           (156)
                                                      ------        ---------
 Net assets ...................................       100.00 %      $  93,608
                                                      ======        =========


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  73

SCHEDULE OF INVESTMENTS
WRL NWQ VALUE EQUITY
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                   NUMBER OF      MARKET
                                                    SHARES        VALUE
                                                   ---------    ----------

COMMON STOCKS (91.31 %)
  AEROSPACE (1.81 %)
 Textron Inc. ..................................    15,100     $  1,158
 United Technologies Corporation                    20,344        1,322
  AIR TRANSPORTATION (3.20 %)
 Delta Air Lines, Inc. .........................    88,000        4,384
  CHEMICALS & ALLIED PRODUCTS (3.84 %)
 Air Products and Chemicals, Inc.                   59,600        2,000
 Praxair, Inc. .................................    65,000        3,270
  COMMERCIAL BANKS (12.05 %)
 Bank of New York
    Company, Inc. (The) ........................    42,000        1,680
 BankAmerica Corporation .......................    67,000        3,363
 Chase Manhattan
    Corporation (The) ..........................    36,800        2,859
 First Union Corporation .......................    98,800        3,242
 Wells Fargo & Co. .............................   133,400        5,394
  COMMUNICATION (2.50 %)
 NTL Incorporated (7a) (7b) ....................    27,500        3,431
  COMPUTER & DATA PROCESSING SERVICES (0.91 %)
 Galileo International, Inc. ...................    41,700        1,248
  COMPUTER & OFFICE EQUIPMENT (4.35 %)
 Hewlett-Packard Company .......................    31,800        3,623
 Pitney Bowes Inc. .............................    40,000        1,933
 Xerox Corporation .............................    18,000          408
  CONSTRUCTION (4.00 %)
 Halliburton Company ...........................   136,200        5,482
  DEPARTMENT STORES (1.77 %)
 Federated Department
    Stores, Inc. (7a) ..........................    48,000        2,427
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.31 %)
 Thomas & Betts Corporation ....................    13,300          424
  ELECTRONIC COMPONENTS & ACCESSORIES (3.97 %)
 Texas Instruments Incorporated ................    56,200        5,444
  FABRICATED METAL PRODUCTS (2.00 %)
 Fortune Brands, Inc. ..........................    83,000        2,744
  FOOD & KINDRED PRODUCTS (3.26 %)
 Philip Morris Companies Inc. ..................   192,900        4,473
  HEALTH SERVICES (2.33 %)
 Columbia/HCA Healthcare
    Corporation ................................   108,900        3,192



                                                   NUMBER OF      MARKET
                                                    SHARES        VALUE
                                                   ---------    ----------

COMMON STOCKS (CONTINUED)
  INDUSTRIAL MACHINERY & EQUIPMENT (5.99 %)
 Deere & Company ...............................    39,450     $  1,711
 Ingersoll-Rand Company ........................    56,500        3,111
 Weatherford
    International Inc. (7a) ....................    85,000        3,395
  INSTRUMENTS & RELATED PRODUCTS (3.16 %)
 Agilent
    Technologies, Inc. (7a) (7b) ...............    47,500        3,672
 Emerson Electric Co. ..........................    11,600          666
  INSURANCE (8.51 %)
 Aetna, Inc. ...................................    53,000        2,958
 Allstate Corporation (The) ....................    87,800        2,107
 Cigna Corporation .............................    29,000        2,336
 Travelers Property Casualty Corp.                  67,300        2,305
 UnumProvident Corporation .....................    61,244        1,964
  INSURANCE AGENTS, BROKERS & SERVICE (2.42 %)
 Hartford Financial Services
    Group, Inc. ................................    70,000        3,316
  MORTGAGE BANKERS AND BROKERS (1.01 %)
 Countrywide Credit
    Industries, Inc. ...........................    55,000        1,389
  MOTION PICTURES (2.64 %)
 Time Warner Inc. ..............................    50,000        3,622
  OIL & GAS EXTRACTION (4.01 %)
 Noble Affiliates, Inc. ........................    32,500          697
 Noble Drilling Corporation (7a) ...............   107,600        3,524
 Union Pacific Resources
    Group Inc. .................................   100,000        1,275
  PETROLEUM REFINING (1.36 %)
 Conoco Inc. - Class B .........................    75,000        1,866
  SECURITY & COMMODITY BROKERS (1.47 %)
 Bear Stearns Companies Inc. (The)                  47,131        2,015
  TELECOMMUNICATIONS (11.30 %)
 AT&T Corp. - Liberty Media
    Group - Class A (7a) .......................    56,000        3,178
 CoreComm Limited (7a) (7b) ....................   100,800        5,985
 MediaOne Group Inc. (7a) ......................    82,600        6,344
  U.S. GOVERNMENT AGENCIES (2.39 %)
 Fannie Mae ....................................    52,400        3,272
  WHOLESALE TRADE NONDURABLE GOODS (0.75 %)
 Unilever NV - NY Shares .......................    19,000        1,034
                                                               --------
 Total Common Stocks
 (cost: $ 109,182) .......................................      125,243
                                                               --------


See Notes to the Financial Statements, which is an integral part of this report.

74  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL NWQ VALUE EQUITY (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                    PRINCIPAL     MARKET
                                     AMOUNT       VALUE
                                    ---------   ---------


SHORT-TERM OBLIGATIONS (7.55 %)
 Investors Bank & Trust
    Company (7e)
    3.06 %, Repurchase Agreement
    dated 12/31/1999 to be
    repurchased at $ 10,352 on
    01/03/2000 ..............      $ 10,350      $ 10,350
                                                 --------
 Total Short-Term Obligations
 (cost: $ 10,350) ...........                      10,350
                                                 --------
 Total Investment Securities
 (cost: $ 119,532) ..........                    $135,593
                                                 ========


SUMMARY
 Investments, at market value       98.86 %      $135,593
 Other assets in
    excess of liabilities ...        1.14 %         1,565
                                   --------      --------
 Net assets .................      100.00 %      $137,158
                                   ========      ========


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  75

SCHEDULE OF INVESTMENTS
WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                   PRINCIPAL     MARKET
                                                    AMOUNT       VALUE
                                                  ----------   ---------

CORPORATE DEBT SECURITIES (0.02 %) (7F)
  TRANSPORTATION & PUBLIC UTILITIES (0.02 %)
BG Transco Holdings PLC (7d)
   7.06 %, due 12/14/2009 ................           $1          $2
BG Transco Holdings PLC (7d)
   4.19 %, due 12/14/2022 ................            1           2
BG Transco Holdings PLC
   7.00 %, due 12/16/2024 ................            1           2
                                                                 --
Total Corporate Debt Securities
(cost: $ 6) ...........................................           6
                                                                 --


                                                  NUMBER OF     MARKET
                                                   SHARES       VALUE
                                                  ---------    -------

PREFERRED STOCKS (0.11 %)
  CHEMICALS & ALLIED PRODUCTS (0.11 %)
 Henkel KGaA ..............................         572         $38
                                                                ---
 Total Preferred Stocks
 (cost: $ 43) .........................................          38
                                                                ---
COMMON STOCKS (100.08 %)
  AEROSPACE (0.65 %)
Aerospatiale Matra (7a) (7b) ..............       3,268          72
British Aerospace PLC .....................      22,251         147
 AMUSEMENT & RECREATION SERVICES (1.14 %)
Airtours PLC ..............................      18,086         111
Granada Group PLC .........................      21,846         221
Namco Limited .............................         800          52
 APPAREL PRODUCTS (0.23 %)
Giordano International Limited ............      74,000          76
 AUTOMOTIVE (1.69 %)
Autoliv Inc. ..............................       5,438         159
DaimlerChrysler AG ........................       1,290         100
Mazda Motor Corporation ...................      27,000         120
Mitsubishi Corporation ....................      15,000         116
Suzuki Motor Corporation ..................       5,000          73
 BEER, WINE, & DISTILLED BEVERAGES (0.19 %)
Diageo PLC ................................       7,945          64
 BEVERAGES (0.03 %)
Panamerican Beverages, Inc. -
   Class A ................................         494          10
 BUSINESS CREDIT INSTITUTIONS (0.15 %)
Promise Co., Ltd. (7a) ....................       1,000          51



                                                 NUMBER OF     MARKET
                                                  SHARES       VALUE
                                                 ---------    -------

COMMON STOCKS (CONTINUED)
  BUSINESS SERVICES (0.76 %)
 Sema Group PLC ...........................       5,200      $   94
 WPP Group PLC ............................      10,100         160
  CHEMICALS & ALLIED PRODUCTS (3.09 %)
 Akzo Nobel NV ............................       6,000         301
 Asahi Chemical Industry Co., Ltd. ........       5,000          26
 Bridgestone Corporation ..................       3,000          66
 Clariant AG - Registered Shares ..........         500         238
 Kao Corporation ..........................       1,592          45
 Rhodia SA ................................       1,833          41
 Shin-Etsu Chemical Co., Ltd. .............       5,000         215
 Sumitomo Bakelite Company
    Limited (7b) ..........................      12,000         107
  COMMERCIAL BANKS (9.86 %)
 Allied Irish Banks PLC ...................      14,600         166
 Asahi Bank, Ltd. .........................       6,764          42
 Banca Intesa SpA .........................      23,691          96
 Banco Comercial Portugues SA -
    Registered Shares .....................       8,607          48
 Bank of Ireland ..........................      13,369         106
 Banque Nationale de Paris SA .............         607          56
 Bayerische Hypo-und
    Vereinsbank AG ........................       6,387         436
 Credit Suisse Group ......................         565         112
 DBS Group Holdings Ltd. ..................       7,115         117
 Deutsche Bank AG .........................       2,569         217
 Fuji Bank, Limited .......................       4,000          39
 HSBC Holdings PLC ........................      11,603         163
 ING Groep NV .............................      10,565         638
 Kookmin Bank .............................       3,752          59
 Lloyds/TSB PLC ...........................      19,117         239
 Merita Oyj - Exchanged
    Shares (7a) ...........................      18,077         106
 Sakura Bank, Limited .....................      15,000          87
 Sanwa Bank, Limited ......................       8,000          97
 Societe Generale - Class A ...............         183          43
 Sumitomo Bank, Limited ...................       6,000          82
 Svenska Handelsbanken AB -
    Class A ...............................      20,655         260
 Uniao de Bancos Brasileiros SA -
    Sponsored GDR .........................       3,294          99
  COMMUNICATION (1.69 %)
 Deutsche Telecom AG ......................       6,500         463
 Reed International PLC ...................      12,858          96
 Saatchi & Saatchi PLC ....................       1,569           9
  COMMUNICATIONS EQUIPMENT (5.87 %)
 Comverse Technology, Inc. (7a) ...........       1,412         204


See Notes to the Financial Statements, which is an integral part of this report.

76  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                      NUMBER OF    MARKET
                                                       SHARES      VALUE
                                                      ---------   -------

COMMON STOCKS (CONTINUED)
  COMMUNICATIONS EQUIPMENT (CONTINUED)
 ECI Telecom Ltd. (7b) .........................       6,251      $  198
 Koninklijke Philips Electronics NV ............       4,862         661
 Nokia Oyj .....................................       3,752         681
 Nortel Networks Corporation ...................       2,237         226
  COMPUTER & DATA PROCESSING SERVICES (1.94 %)
 ATI Technologies Inc. (7a) ....................       4,680          62
 Cap Gemini SA .................................       1,329         338
 Trend Micro, Incorporated (7a) ................       1,000         253
  CONSTRUCTION (0.31 %)
 Suez Lyonnaise Des Eaux SA ....................         651         104
  ELECTRIC SERVICES (0.71 %)
 Korea Electric Power
    Corporation - ADR ..........................       5,100          85
 Tokyo Electric
    Power Co., Inc. (The) ......................       1,000          27
 VEBA AG .......................................       2,627         128
  ELECTRICAL GOODS (0.50 %)
 Johnson Electric Holdings Limited .............      26,400         169
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.59 %)
 Canon Inc. ....................................       9,000         358
 Mabuchi Motor Co., Ltd. .......................         800         140
 Matsushita Communication
    Industrial Co. .............................       1,000         264
 Nintendo Co., Ltd. ............................         500          82
 Sony Corporation ..............................       2,200         652
 Sumitomo Electric Industries, Ltd. ............       4,000          46
  ELECTRONIC COMPONENTS & ACCESSORIES (8.48 %)
 Celestica, Inc. (7a) ..........................       2,672         149
 Chartered Semiconductor
    Manufacturing Ltd. - ADR (7a) ..............         358          26
 Electrocomponents PLC .........................      11,059         122
 Fujitsu Limited ...............................       8,000         365
 Hirose Electric Co., Ltd. .....................         800         179
 Marconi PLC ...................................       5,200          92
 Minebea Co., Ltd. .............................      14,000         240
 Murata Manufacturing
    Company, Ltd. ..............................       1,000         235
 Rohm Company Limited ..........................       1,000         411
 STMicroelectronics NV .........................       1,368         211
 Taiwan Semiconductor
    Manufacturing Company Ltd. -
    Sponsored ADR (7a) (7b) ....................      10,317         464
 Tokyo Electron Limited ........................       1,000         137
 Toshiba Corporation ...........................      28,000         214


                                                     NUMBER OF     MARKET
                                                      SHARES       VALUE
                                                     ---------    -------

COMMON STOCKS (CONTINUED)
  ENGINEERING & MANAGEMENT SERVICES (1.95 %)
 ABB Ltd. (7a) .................................       1,115      $  136
 Corus Group PLC ...............................      68,774         179
 SKF AB - Class B ..............................      12,400         302
 VA Technologie AG .............................         581          38
  ENVIRONMENTAL SERVICES (0.43 %)
 Rentokil Initial PLC ..........................      15,600          57
 Vivendi SA ....................................         969          88
  FOOD STORES (3.19 %)
 Carrefour SA ..................................       2,775         512
 Etablissements Economicques du
    Casino Guichard-Perrachon SA ...............       2,975         341
 Jeronimo Martins SGPS SA ......................         341           9
 Koninklijke Ahold NV ..........................       1,945          58
 Somerfield PLC ................................      42,066          60
 Tesco PLC .....................................      30,025          91
  GAS PRODUCTION & DISTRIBUTION (0.18 %)
 BG Group PLC ..................................       9,560          62
  HOLDING & OTHER INVESTMENT OFFICES (3.57 %)
 Daiwa Securities Co., Ltd. ....................       9,000         141
 Desc SA de CV - ADR (7a) ......................       2,622          44
 Desc SA de CV - Series B (7a) .................      18,244          15
 Grupo Carso SA de CV - Sponsored
    ADR (7a) (7b) ..............................       8,590          86
 Grupo Financiero Banamex Accival,
    SA de CV - Class O (7a) ....................      42,064         169
 Hutchison Whampoa Limited .....................      14,000         204
 Investor AB - Class B .........................         664           9
 Invik & Company AB - Class B ..................         163          19
 Kinnevik AB - Class B .........................           3        (7g)
 Lagardere S.C.A ...............................       6,298         343
 Montedison SpA ................................       1,076           2
 Sun Hung Kai Properties Limited ...............      16,000         167
  INDUSTRIAL MACHINERY & EQUIPMENT (2.16 %)
 Invensys PLC ..................................      48,063         262
 Komatsu Ltd. ..................................      20,000          92
 Siemens AG - Registered Shares ................       2,900         371
  INSTRUMENTS & RELATED PRODUCTS (0.28 %)
 Ricoh Company, Ltd. ...........................       5,000          94
  INSURANCE (2.52 %)
 CGU PLC .......................................      10,833         175


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  77

SCHEDULE OF INVESTMENTS
WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF     MARKET
                                                     SHARES       VALUE
                                                    ---------   ---------

COMMON STOCKS (CONTINUED)
  INSURANCE (CONTINUED)
 Muenchener Rueckversicherungs-
    Gesellschaft AG ..........................         768      $  195
 Muenchener Rueckversicherungs-
    Gesellschaft AG - warrants ...............          19           1
 Royal & Sun Alliance Insurance
    Group PLC ................................       8,958          68
 Skandia Forsakrings AB ......................      13,200         399
 Zurich Allied AG ............................          15           9
  INSURANCE AGENTS, BROKERS & SERVICE (1.64 %)
 Axa .........................................       2,683         374
 Pohjola Group Insurance
    Corporation - Class B ....................         676          41
 Sampo Insurance Company Ltd. -
    Class A ..................................       3,927         137
  LIFE INSURANCE (0.27 %)
 Prudential Corporation PLC ..................       4,550          90
  LUMBER & CONSTUCTION MATERIALS (1.20 %)
 CRH PLC .....................................      18,588         402
  MACHINERY, EQUIPMENT & SUPPLIES (6.27 %)
 Alstom SA ...................................       5,982         200
 Fuji Machine Mfg. Co., Ltd. .................       1,000          81
 Kawasaki Heavy Industries, Ltd. .............      90,000         120
 Mannesmann AG ...............................       4,550       1,098
 Schneider SA ................................       7,691         604
  MANAGEMENT SERVICES (0.36 %)
 CGI Group Inc. (7a) .........................       2,832         121
  MANUFACTURING INDUSTRIES (0.64 %)
 FKI PLC .....................................      22,599          88
 Metallgesellschaft AG .......................       6,405         128
  MEDICAL INSTRUMENTS & SUPPLIES (0.80 %)
 Fresenius Medical Care AG ...................       1,872         160
 Nycomed Amersham PLC ........................      17,233         107
  METAL CANS & SHIPPPING CONTAINERS (0.34 %)
 Kawasaki Steel Corporation (7a) .............      64,000         115
  MINING (0.32 %)
 WMC Limited .................................      19,400         107
  OIL & GAS EXTRACTION (3.47 %)
 Coflexip SA - ADR ...........................       1,920          73
 ENI SpA .....................................      17,600          97
 Repsol SA ...................................       3,327          77
 Saipem SpA ..................................      25,138          91
 Shell Transport & Trading
    Company PLC (The) ........................       9,794          81


                                                    NUMBER OF     MARKET
                                                     SHARES       VALUE
                                                    ---------   ---------

COMMON STOCKS (CONTINUED)
  OIL & GAS EXTRACTION (CONTINUED)
 Total Fina SA ................................      5,593      $  747
  PETROLEUM REFINING (0.30 %)
 BP Amoco PLC .................................     10,000         101
  PHARMACEUTICALS (4.33 %)
 Aventis SA ...................................      8,910         518
 Celltech PLC (7a) ............................      8,200          70
 Fujisawa Pharmaceutical Company
    Limited ...................................      3,000          73
 Glaxo Wellcome PLC ...........................      4,330         122
 Novartis AG - Registered Shares ..............         39          57
 Novo Nordisk A/S - Class B ...................      1,089         145
 Pharmacia & Upjohn, Inc. .....................         90           4
 Roche Holding AG .............................        170         202
 Takeda Chemical Industries, Ltd. .............      2,000          99
 Teva Pharmaceutical Industries
    Ltd. - ADR ................................      2,299         165
  PRIMARY METAL INDUSTRIES (2.94 %)
 China Steel Corporation - GDR ................      4,050          61
 Ispat International NV - NY
    Registered Shares .........................      2,016          33
 Nippon Steel Corporation .....................     49,000         115
 Pohang Iron & Steel Co., Ltd. ................        800          88
 Pohang Iron & Steel Co., Ltd. -
    ADR (7b) ..................................        619          22
 Preussag AG ..................................     11,986         668
  PRINTING & PUBLISHING (1.61 %)
 VNU NV .......................................     10,263         540
  RADIO & TELEVISION BROADCASTING (0.49 %)
 Grupo Televisa SA de CV -
    GDR (7a) (7b) .............................      2,423         165
  RADIO, TELEVISION, & COMPUTER STORES (0.15 %)
 Synnex Technology International
    Corporation - GDR - 144A (7c) .............      1,849          49
  RAILROADS (0.40 %)
 East Japan Railway Co. .......................         15          81
 Railtrack Group PLC ..........................      3,222          54
  REAL ESTATE (0.19 %)
 British Land Company PLC .....................      9,850          65
  RESTAURANTS (0.21 %)
 Compass Group PLC ............................      5,270          72
  RETAIL TRADE (1.54 %)
 Castorama Dubois
    Investissements SCA .......................      1,100         335


See Notes to the Financial Statements, which is an integral part of this report.

78  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                              NUMBER OF     MARKET
                                                SHARES      VALUE
                                              -----------  --------

COMMON STOCKS (CONTINUED)
  RETAIL TRADE (CONTINUED)
Mitsukoshi, Ltd. (7a) ...................         966      $    3
Vendex NV ...............................       2,624          70
Yamada Corporation ......................       1,000         109
 RUBBER & MISC. PLASTIC PRODUCTS (0.47 %)
Compagnie Generale des
   Etablissements Michelin - Class B ....       4,016         158
 STONE, CLAY & GLASS PRODUCTS (0.25 %)
Nippon Sheet Glass
   Company, Limited .....................      16,000          83
 TELECOMMUNICATIONS (12.62 %)
British Telecommunications PLC ..........       6,827         167
Cable & Wireless
   Communications PLC (7a) ..............      17,146         247
Cable & Wireless Optus Ltd. (7a) ........      28,035          94
Cable & Wireless PLC ....................       3,155          53
France Telecom SA .......................       2,300         304
Hellenic Telecommunications
   Organization SA ......................       3,260          77
Hellenic Telecommunications
   Organization SA - ADR ................       3,626          43
Hikari Tsushin, Inc. ....................         100         201
Korea Telecom Corporation ...............         407          64
Korea Telecom Corporation -
   Sponsored ADR ........................       1,234          92
NetCom AB - Class B (7a) ................       1,283          90
Nippon Telegraph &
   Telephone Corporation ................          50          86
Sonera Oyj ..............................      11,879         815
Telecom Italia Mobile SpA ...............       4,413          49
Telecom Italia SpA ......................       7,510         106
Telecom Italia SpA - Class NC ...........          87           1
Telecomunicacoes Brasileiras SA -
   Sponsored ADR ........................          90          12
Telefonaktiebolaget LM Ericsson -
   Class B ..............................      13,970         900
Telefonica SA (7a) ......................      15,111         378
Telekomunikacja Polska SA -
   GDR - 144A (7a) (7c) .................      14,905          95
Telstra Corporation Limited .............      20,650         112
Vodafone Airtouch PLC ...................      50,000         248
 TEXTILE MILL PRODUCTS (0.28 %)
Toray Industries, Inc. ..................      24,000          93
 TOBACCO PRODUCTS (0.21 %)
Imperial Tobacco Group PLC ..............       8,500          70


                                              NUMBER OF     MARKET
                                               SHARES       VALUE
                                             -----------   --------

COMMON STOCKS (CONTINUED)
  TRANSPORTATION & PUBLIC UTILITIES (0.66 %)
 Brambles Industries Limited ...........        8,074    $    223
  WATER TRANSPORTATION (0.30 %)
 IHC Caland NV .........................        2,768         101
  WHOLESALE TRADE DURABLE GOODS (1.66 %)
 Mitsui & Co., Ltd. ....................       11,000          77
 Softbank Corp. ........................          500         479
                                                         --------
 Total Common Stocks
 (cost: $ 25,729) ....................................     33,605
                                                         --------
 Total Investment Securities
 (cost: $ 25,778) ....................................   $ 33,649
                                                         ========
SUMMARY
 Investments, at market value ..........     100.21 %    $ 33,649
 Liabilities in
    excess of other assets .............      (0.21)%         (70)
                                             --------    --------
 Net assets ............................     100.00 %    $ 33,579
                                             ========    ========

                                                            MARKET
                                             PERCENTAGE     VALUE
                                             ---------    -------
INVESTMENTS BY COUNTRY:
 Australia .............................       1.59 %     $   535
 Austria ...............................       0.11 %          38
 Canada ................................       0.98 %         331
 Denmark ...............................       0.43 %         145
 Finland ...............................       5.29 %       1,780
 France ................................      15.39 %       5,177
 Germany ...............................      11.90 %       4,004
 Greece ................................       0.23 %          77
 Hong Kong .............................       2.32 %         779
 Ireland ...............................       2.01 %         675
 Italy .................................       1.31 %         441
 Japan .................................      20.69 %       6,961
 Korea .................................       0.63 %         211
 Mexico ................................       0.55 %         184
 Netherlands ...........................       7.67 %       2,580
 Portugal ..............................       0.17 %          57
 Singapore .............................       0.35 %         117
 Spain .................................       1.35 %         455
 Sweden ................................       6.36 %       2,140
 Switzerland ...........................       2.24 %         755
 United Kingdom ........................      11.74 %       3,951
 United States .........................       6.69 %       2,256
                                             --------     -------
 Investments, at market value ..........     100.00 %     $33,649
                                             ========     =======


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  79

SCHEDULE OF INVESTMENTS
WRL GE U.S. EQUITY
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                               NUMBER OF     MARKET
                                                SHARES       VALUE
                                               ---------    ---------

COMMON STOCKS (92.42 %)
  AEROSPACE (1.66 %)
Boeing Company (The) ....................        4,321      $   180
Textron Inc. ............................       22,877        1,754
United Technologies Corporation .........       16,015        1,041
 AIR TRANSPORTATION (0.67 %)
Continental Airlines, Inc. -
   Class B (7a) .........................       12,609          560
Delta Air Lines, Inc. ...................       12,979          647
 AMUSEMENT & RECREATION SERVICES (0.59 %)
Disney (Walt) Company (The) .............       36,188        1,058
 AUTOMOTIVE (0.28 %)
Ford Motor Company ......................        9,420          503
 BEVERAGES (1.48 %)
Anheuser-Busch
   Companies, Inc. (7i) .................       15,129        1,072
PepsiCo, Inc. (7i) ......................       44,815        1,580
 BUSINESS SERVICES (2.61 %)
Catalina Marketing
   Corporation (7a) .....................        8,266          957
Equifax Inc. ............................       63,272        1,491
Interpublic Group of
   Companies, Inc. ......................       36,283        2,093
Reuters Group PLC -
   Sponsored ADR ........................        1,787          144
 CHEMICALS & ALLIED PRODUCTS (1.92 %)
Airgas, Inc. (7a) .......................        7,002           67
Avon Products, Inc. .....................       11,904          393
Colgate-Palmolive Company ...............        3,259          212
Du Pont (E.I.) de Nemours
   and Company ..........................        5,235          345
PPG Industries, Incorporated ............       10,180          637
Procter & Gamble Company (The) ..........       16,296        1,785
 COMMERCIAL BANKS (6.50 %)
Bank of New York
   Company, Inc. (The) ..................        5,658          226
BankAmerica Corporation .................       31,485        1,580
Chase Manhattan
   Corporation (The) ....................       14,153        1,100
Citigroup Inc. ..........................      106,370        5,910
FleetBoston Financial Corp. .............       22,518          784
PNC Bank Corp. ..........................        7,631          340
State Street Corporation ................        7,058          516
U.S. Bancorp ............................       16,519          393
Wells Fargo & Co. .......................       19,704          797
 COMMUNICATION (2.26 %)
Comcast Corporation - Class A ...........       35,651        1,803


                                               NUMBER OF      MARKET
                                               SHARES         VALUE
                                              ---------      -------


COMMON STOCKS (CONTINUED)
  COMMUNICATION (CONTINUED)
 NTL Incorporated (7a) (7b) .............       18,030       $2,249
  COMMUNICATIONS EQUIPMENT (1.58 %)
 Nortel Networks Corporation ............       28,045        2,833
  COMPUTER & DATA PROCESSING SERVICES (5.77 %)
 Automatic Data Processing, Inc. ........       28,826        1,553
 Computer Sciences
    Corporation (7a) ....................        6,370          603
 First Data Corporation .................       65,794        3,244
 Microsoft Corporation (7a) .............       42,373        4,947
  COMPUTER & OFFICE EQUIPMENT (7.82 %)
 Cisco Systems, Inc. (7a) ...............       46,088        4,937
 Dell Computer Corporation (7a) .........       14,361          732
 EMC Corporation (7a) ...................       25,086        2,741
 Hewlett-Packard Company ................        3,059          349
 International Business
    Machines Corp. ......................       12,120        1,309
 Pitney Bowes Inc. ......................       21,665        1,047
 Sun Microsystems, Inc. (7a) ............       16,488        1,277
 Unisys Corporation (7a) ................       42,064        1,343
 Xerox Corporation ......................       12,753          289
  CONSTRUCTION (0.38 %)
 Halliburton Company ....................       17,064          687
  DEPARTMENT STORES (0.52 %)
 Federated Department
    Stores, Inc. (7a) ...................       17,048          862
 Sears, Roebuck and Co. .................        2,550           78
  DRUG STORES & PROPRIETARY STORES (0.42 %)
 CVS Corporation ........................       17,047          681
 Omnicare, Inc. .........................        5,347           64
  ELECTRIC SERVICES (1.44 %)
 Duke Energy Corporation ................       20,132        1,009
 Edison International ...................       39,046        1,023
 FPL Group, Inc. ........................        6,374          273
 Texas Utilities Company ................        7,891          281
  ELECTRIC, GAS & SANITARY SERVICES (0.57 %)
 CMS Energy Corporation ..................      15,274          476
 New Century Energies Inc. ...............      18,072          549
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.54 %)
 Harmon Industries, Inc. .................       2,297          129
 Hubbell Incorporated - Class B ..........      30,533          832
  ELECTRONIC COMPONENTS & ACCESSORIES (4.23 %)
 Analog Devices, Inc. (7a) ...............      20,753        1,930


See Notes to the Financial Statements, which is an integral part of this report.

80  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GE U.S. EQUITY (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                   NUMBER OF     MARKET
                                                    SHARES       VALUE
                                                   ---------    -------


COMMON STOCKS (CONTINUED)
  ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
 Intel Corporation ...........................      47,113      $3,878
 Molex Incorporated - Class A ................      28,256       1,279
 Texas Instruments Incorporated ..............       5,093         493
  ENVIRONMENTAL SERVICES (0.37 %)
 Waste Management Inc. .......................      38,954         670
  FABRICATED METAL PRODUCTS (0.25 %)
 Gillette Company (The) ......................       3,819         157
 Masco Corporation ...........................      11,712         297
  FOOD & KINDRED PRODUCTS (1.73 %)
 Bestfoods ...................................       6,366         335
 General Mills, Inc. .........................      11,456         410
 H.J. Heinz Company ..........................       8,146         324
 Philip Morris Companies Inc. ................      10,261         238
 Ralston Purina Company ......................      40,086       1,117
 Sara Lee Corporation ........................      30,556         674
  GAS PRODUCTION & DISTRIBUTION (0.44 %)
 El Paso Energy Corp. ........................      20,366         790
  HEALTH SERVICES (0.27 %)
 Lincare Holdings Inc. (7a) ..................      13,868         481
  INDUSTRIAL MACHINERY & EQUIPMENT (2.83 %)
 Applied Materials, Inc. (7a) ................      18,254       2,313
 Baker Hughes, Inc. ..........................      12,982         273
 Deere & Company .............................       5,347         232
 Dover Corporation ...........................      49,904       2,264
  INSTRUMENTS & RELATED PRODUCTS (2.14 %)
 Emerson Electric Co. ........................      26,946       1,546
 Honeywell International Inc. (7i) ...........      39,806       2,296
  INSURANCE (2.55 %)
 American International
    Group, Inc. ..............................      16,714       1,807
 Berkshire Hathaway Inc. -
    Class B (7a) .............................         493         902
 Chicago Title Corporation ...................       1,909          88
 Chubb Corporation ...........................       9,463         533
 Loews Corporation ...........................       7,260         441
 St. Paul Companies, Inc. (The) ..............      10,431         351
 UnumProvident Corporation ...................      14,018         449
  INSURANCE AGENTS, BROKERS & SERVICE (0.67 %)
 Hartford Financial Services
    Group, Inc. ..............................      11,447         542
 Marsh & McLennan
    Companies, Inc. ..........................       6,823         653


                                                  NUMBER OF      MARKET
                                                   SHARES        VALUE
                                                 ---------      -------

COMMON STOCKS (CONTINUED)
  LIFE INSURANCE (0.65 %)
 AXA Financial, Inc. .......................        12,583      $  426
 Lincoln National Corporation ..............         9,680         387
 Reliastar Financial Corp. .................         8,920         350
  LUMBER & OTHER BUILDING MATERIALS (1.88 %)
 Home Depot, Inc. (The) ....................        31,317       2,147
 Lowe's Companies, Inc. ....................        20,623       1,232
  LUMBER & WOOD PRODUCTS (0.22 %)
 Rayonier, Inc. ............................         8,019         387
  MEDICAL INSTRUMENTS & SUPPLIES (0.36 %)
 DENTSPLY International, Inc. ..............         7,129         168
 Sybron International
    Corporation (7a) .......................        19,091         471
  METAL MINING (0.60 %)
 Barrick Gold Corporation ..................        24,182         428
 Newmont Mining Corporation ................        26,707         654
  MINING (0.39 %)
 Martin Marietta Materials, Inc. ...........        16,980         696
  MORTGAGE BANKERS AND BROKERS (0.06 %)
 Countrywide Credit
    Industries, Inc. .......................         4,455         112
  MOTION PICTURES (0.38 %)
 Time Warner Inc. ..........................         9,369         679
  OIL & GAS EXTRACTION (1.95 %)
 Anadarko Petroleum Corporation ............         7,508         256
 Burlington Resources Inc. .................        12,796         423
 Nabors Industries, Inc. (7a) ..............         6,364         197
 Schlumberger Limited ......................        27,812       1,564
 Transocean Sedco Forex Inc. ...............         5,384         181
 Unocal Corporation ........................        26,098         876
  PAPER & ALLIED PRODUCTS (0.16 %)
 Mead Corporation (The) ....................         6,482         282
  PERSONAL CREDIT INSTITUTIONS (1.38 %)
 American Express Company (7i) .............         9,431       1,568
 Associates First Capital
    Corporation - Class A ..................        32,840         901
  PETROLEUM REFINING (4.40 %)
 BP Amoco PLC - ADR (7b) ...................         5,602         332
 Chevron Corporation .......................         5,090         441
 Conoco Inc. - Class B .....................        19,497         485
 Exxon Mobil Corporation ...................        56,054       4,516


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  81

SCHEDULE OF INVESTMENTS
WRL GE U.S. EQUITY (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                            NUMBER OF      MARKET
                                             SHARES        VALUE
                                            ---------     -------

COMMON STOCKS (CONTINUED)
  PETROLEUM REFINING (CONTINUED)
 Royal Dutch Petroleum Company -
    NY Registered Shares ..............        23,118      $1,397
 Texaco Inc. ..........................         5,093         277
 USX-Marathon Group ...................        17,857         441
  PHARMACEUTICALS (10.10 %)
 Abbott Laboratories ..................        35,013       1,271
 Allergan, Inc. .......................         5,109         254
 American Home Products
    Corporation .......................         8,437         333
 Amgen Inc. (7a) ......................        17,829       1,071
 Bristol-Myers Squibb Co. .............        42,960       2,757
 Cardinal Health, Inc. ................        52,678       2,522
 Johnson & Johnson ....................        21,919       2,041
 Lilly (ELI) and Company ..............         8,897         592
 Merck & Co., Inc. ....................        57,387       3,849
 Pfizer Incorporated ..................        14,259         463
 Pharmacia & Upjohn, Inc. .............        18,715         842
 Schering-Plough Corporation ..........        21,885         923
 Shire Pharmaceuticals Group
    PLC - ADR (7a) (7b) ...............         3,310          96
 Warner-Lambert Company ...............         3,438         282
 Watson Pharmaceuticals, Inc. (7a) ....        22,583         809
  PRINTING & PUBLISHING (1.35 %)
 Gannett Co., Inc. ....................        21,489       1,753
 Knight-Ridder, Inc. (7b) .............        11,202         667
  RAILROADS (0.66 %)
 Burlington Northern
    Santa Fe Corp. ....................        30,552         741
 Canadian Pacific Limited .............        20,361         439
  RESTAURANTS (0.84 %)
 McDonald's Corporation ...............        37,152       1,498
  RETAIL TRADE (0.10 %)
 Schein, Henry, Inc. (7a) (7b) ........        13,112         175
  SECURITY & COMMODITY BROKERS (1.47 %)
 Goldman Sachs Group, Inc. (The) ......         5,855         551
 Morgan Stanley Dean
    Witter and Co. ....................        14,637       2,089
  TELECOMMUNICATIONS (8.00 %)
 ALLTEL Corporation ...................         3,813         315


                                             NUMBER OF      MARKET
                                              SHARES        VALUE
                                            ---------      -------

COMMON STOCKS (CONTINUED)
  TELECOMMUNICATIONS (CONTINUED)
 AT&T Corp. (7i) ......................        19,348    $    982
 AT&T Corp. - Liberty Media
    Group - Class A (7a) ..............        36,911       2,095
 Bell Atlantic Corporation (7i) .......        12,221         752
 Global Crossing Ltd. (7a) ............        16,551         828
 GTE Corporation ......................        25,462       1,797
 Lucent Technologies Inc. .............        17,794       1,331
 MCI WORLDCOM, Inc. (7a) ..............        11,456         608
 SBC Communications Inc. ..............        56,900       2,774
 Sprint Corporation (FON Group) .......        16,603       1,118
 U S West, Inc. .......................        11,718         844
 Vodafone Airtouch PLC -
    ADR (7b) ..........................        18,206         901
  TRANSPORTATION EQUIPMENT (0.17 %)
 General Dynamics Corporation .........         5,846         308
  TRUCKING & WAREHOUSING (0.16 %)
 United Parcel Service, Inc. -
    Class B ...........................         4,133         285
  U.S. GOVERNMENT AGENCIES (1.31 %)
 Fannie Mae ...........................        37,485       2,340
  VARIETY STORES (3.10 %)
 Costco Wholesale
    Corporation (7a) ..................         6,111         558
 Dayton Hudson Corporation ............        32,498       2,387
 Wal-Mart Stores, Inc. ................        37,686       2,605
  WATER TRANSPORTATION (0.24 %)
 Carnival Corporation .................         8,905         426
                                                         --------
 Total Common Stocks
 (cost: $ 142,134) ................................       165,674
                                                         --------
 Total Investment Securities
 (cost: $ 142,134) ................................      $165,674
                                                         ========
SUMMARY
  Investments, at market value ........       92.42 %    $165,674
  Other assets in
    excess of liabilities .............        7.58 %      13,593
                                             --------    --------
  Net assets ..........................      100.00 %    $179,267
                                             ========    ========


See Notes to the Financial Statements, which is an integral part of this report.

82  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL THIRD AVENUE VALUE
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                      NUMBER OF      MARKET
                                                       SHARES        VALUE
                                                      ---------     -------

COMMON STOCKS (97.40 %)
  COMMUNICATIONS EQUIPMENT (0.54 %)
 Vertex Communications
    Corporation (7a) ...........................        5,000      $   103
  COMPUTER & DATA PROCESSING SERVICES (3.47 %)
 NCR Corporation (7a) ..........................       17,600          667
  COMPUTER & OFFICE EQUIPMENT (7.29 %)
 3Com Corporation (7a) .........................       29,800        1,401
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.26 %)
 Electro Scientific
    Industries, Inc. (7a) ......................        5,000          365
 Evans & Sutherland Computer
    Corporation (7a) ...........................        6,000           69
  ELECTRONIC COMPONENTS & ACCESSORIES (9.48 %)
 AVX Corporation ...............................       30,000        1,498
 Planar Systems, Inc. (7a) .....................       48,800          323
  HEALTH SERVICES (1.09 %)
 Prime Medical Services, Inc. (7a) .............       23,000          210
  HOLDING & OTHER INVESTMENT OFFICES (4.43 %)
 Capital Southwest Corporation .................        1,500           90
 Imperial Credit Commercial
    Mortgage Investment Corp. ..................       41,000          466
 Koger Equity, Inc. ............................       17,500          295
  INDUSTRIAL MACHINERY & EQUIPMENT (30.07 %)
 Alamo Group Inc. ..............................        9,000           90
 Electroglas, Inc. (7a) ........................       64,500        1,637
 FSI International, Inc. (7a) ..................       79,900          919
 Silicon Valley Group, Inc. (7a) ...............       51,100          907
 SpeedFam International, Inc. (7a) .............       45,300          586
 Tecumseh Products Company -
    Class A ....................................        9,200          434
 Tecumseh Products Company -
    Class B ....................................        6,900          288
 Toyoda Automatic Loom
    Works, Ltd. ................................       44,000          919
  INSTRUMENTS & RELATED PRODUCTS (0.60 %)
 Analogic Corporation ..........................        3,500          116
  INSURANCE (20.89 %)
 Chiyoda Fire & Marine Insurance
    Co., Ltd. ..................................      165,000          452
 Enhance Financial Services
    Group, Inc. ................................       27,800          452
 Financial Security Assurance
    Holdings ...................................       15,000          782
 First American Financial
    Corp. (The) ................................       17,000          211
 LaSalle Re Holdings Limited ...................       12,500          206


                                                     NUMBER OF       MARKET
                                                      SHARES         VALUE
                                                     ---------     --------


COMMON STOCKS (CONTINUED)
  INSURANCE (CONTINUED)
 Leucadia National Corporation .................       17,900     $    414
 MBIA, Inc. ....................................        3,000          158
 Mitsui Marine & Fire Insurance
    Co., Ltd. ..................................      152,000          902
 Risk Capital Holdings, Inc. (7a) ..............       34,600          437
  LIFE INSURANCE (1.49 %)
 Liberty Financial Companies, Inc. .............       12,500          287
  MEDICAL INSTRUMENTS & SUPPLIES (2.51 %)
 Protocol Systems, Inc. (7a) ...................       53,700          483
  OIL & GAS EXTRACTION (7.57 %)
 Nabors Industries, Inc. (7a) ..................       47,000        1,454
  PAPER & ALLIED PRODUCTS (0.95 %)
 St. Joe Company ...............................        7,500          182
  REAL ESTATE (0.77 %)
 Avatar Holdings Inc. (7a) .....................        3,500           63
 Forest City Enterprises, Inc. -
    Class A ....................................        3,000           84
  RESEARCH & TESTING SERVICES (0.19 %)
 Pharmaceutical Product
    Development, Inc. (7a) .....................        3,000           36
  SAVINGS INSTITUTIONS (0.06 %)
 Home Federal Bancorp (7a) .....................       14,182           12
  WATER TRANSPORTATION (3.74 %)
 Alexander & Baldwin, Inc. .....................       31,500          719
                                                                  --------
 Total Common Stocks
 (cost: $ 17,338) ............................................      18,717
                                                                  --------
 Total Investment Securities
 (cost: $ 17,338) ............................................    $ 18,717
                                                                  ========
SUMMARY
  Investments, at market value .................      97.40 %     $ 18,717
 Other assets in
    excess of liabilities ......................       2.60 %          500
                                                     --------     --------
 Net assets ....................................     100.00 %     $ 19,217
                                                     ========     ========

                                                                    MARKET
                                                    PERCENTAGE      VALUE
                                                     ---------    ---------
INVESTMENTS BY COUNTRY:
 Japan .........................................      12.14 %      $ 2,273
 United States .................................      87.86 %       16,444
                                                     ------        -------
 Investments, at market value ..................     100.00 %      $18,717
                                                     ======        =======


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  83

SCHEDULE OF INVESTMENTS
WRL J.P. MORGAN REAL ESTATE SECURITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                        NUMBER OF       MARKET
                                         SHARES         VALUE
                                        ---------      -------

COMMON STOCKS (96.19 %)
   HOLDING AND OTHER INVESTMENT OFFICES (81.78 %)
    APARTMENTS (21.95 %)
Archstone Communities Trust .......       5,700      $  117
AvalonBay Communities, Inc. .......       1,600          55
BRE Properties, Inc. - Class A ....       1,200          27
Camden Property Trust .............       2,800          77
Equity Residential Properties Trust       4,943         210
Gables Residential Trust ..........         700          17
Post Properties, Inc. .............       2,100          80
Summit Properties Inc. ............       2,000          36
United Dominion Realty
  Trust, Inc. .....................       8,400          83
  DIVERSIFIED (8.13 %)
Duke-Weeks Realty Corporation .....       1,594          31
Liberty Property Trust ............       2,000          49
National Golf Properties, Inc. ....       4,500          89
Spieker Properties, Inc. ..........       2,500          91
  HOTELS (1.59 %)
MeriStar Hospitality Corporation ..       3,200          51
  MANUFACTURED HOMES (0.22 %)
Manufactured Home
  Communities, Inc. ...............         300           7
  OFFICE PROPERTY (18.42 %)
Cousins Properties Incorporated ...       3,500         119
Crescent Real Estate Equities
  Company .........................       6,100         112
Equity Office Properties Trust ....      11,200         275
Mack-Cali Realty Corporation ......       3,200          83
  REGIONAL MALL (10.97 %)
CBL & Associates Properties, Inc. .         800          17
General Growth Properties, Inc. ...       1,000          28
Macerich Company, (The) ...........       4,500          94
Mills Corporation, (The) ..........       2,800          50
Simon Property Group, Inc. ........       4,800         110
Urban Shopping Centers, Inc. ......       1,900          52


                                         NUMBER OF     MARKET
                                          SHARES       VALUE
                                         ---------    -------


COMMON STOCKS (CONTINUED)
   HOLDING AND OTHER INVESTMENT OFFICES (CONTINUED)
    SHOPPING CENTER (13.47 %)
  Developers Diversified Realty
    Corporation ...................      1,200       $   15
  Federal Realty Investment Trust .      3,700           70
  IRT Property Company ............      5,800           45
  Kimco Realty Corporation ........      1,800           61
  Regency Realty Corporation ......      2,100           42
  Vornado Realty Trust ............      6,100          198
    STORAGE (5.69 %)
  Public Storage, Inc. ............      8,000          182
    WAREHOUSE (1.34 %)
  CenterPoint Properties
    Corporation ...................      1,200           43
    REAL ESTATE (14.41 %)
    OFFICE PROPERTY (8.22 %)
  Arden Realty, Inc. ..............      4,700           94
  Boston Properties, Inc. .........      1,700           53
  Cornerstone Properties Inc. .....      7,900          116
    REGIONAL MALL (1.06 %)
  Westfield America, Inc. .........      2,800           34
    WAREHOUSE (5.13 %)
  ProLogis Trust ..................      8,500          164
                                                     ------
  Total Common Stocks
  (cost: $ 3,322) .............................       3,077
                                                     ------
  Total Investment Securities
  (cost: $ 3,322) .............................      $3,077
                                                     ======
SUMMARY
  Investments, at market value ....    96.19 %       $3,077
  Other assets in
    excess of liabilities ..........    3.81 %          122
                                      --------       ------
 Net assets .......................   100.00 %       $3,199
                                      ========       ======


See Notes to the Financial Statements, which is an integral part of this report.

84  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS GROWTH
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF   MARKET
                                                     SHARES     VALUE
                                                   ---------   -------

OMMON STOCKS (98.47 %)
  AMUSEMENT & RECREATION SERVICES (0.69 %)
Disney (Walt) Company (The) ..................        780      $  23
Harrah's Entertainment, Inc. (7a) ............      1,270         34
 AUTOMOTIVE (0.89 %)
Ford Motor Company ...........................        790         42
General Motors Corporation ...................        420         31
 BEVERAGES (2.11 %)
Coca-Cola Company (The) ......................      1,840        107
PepsiCo, Inc. ................................      1,880         66
 BUSINESS SERVICES (1.41 %)
CheckFree Holdings
   Corporation (7a) ..........................        600         63
Valassis Communications, Inc. (7a) ...........      1,255         53
 CHEMICALS & ALLIED PRODUCTS (4.51 %)
Avon Products, Inc. ..........................      1,770         58
Colgate-Palmolive Company ....................      2,220        144
Dow Chemical Company (The) ...................        270         36
Du Pont (E.I.) de Nemours
   and Company ...............................        778         51
Procter & Gamble Company (The) ...............        740         81
 COMMERCIAL BANKS (5.22 %)
Bank of New York
   Company, Inc. (The) .......................        440         18
BankAmerica Corporation ......................      1,060         53
Citigroup Inc. ...............................      2,065        115
MBNA Corporation .............................      3,200         87
State Street Corporation .....................      1,550        113
Wells Fargo & Co. ............................      1,040         42
 COMMUNICATION (2.96 %)
Cablevision Systems
   Corporation - Class A (7a) ................        620         47
Comcast Corporation - Class A ................      1,530         77
Crown Castle
   International Corp. (7a) ..................      1,860         60
Echostar Communications
   Corporation (7a) ..........................        600         59
 COMMUNICATIONS EQUIPMENT (3.30 %)
General Instruments Corp. (7a) ...............        410         35
Nortel Networks Corporation ..................        870         88
QUALCOMM Incorporated (7a) ...................        840        148
 COMPUTER & DATA PROCESSING SERVICES (11.57 %)
America Online, Inc. (7a) ....................      1,610        121
At Home Corporation -
   Class A (7a) ..............................        804         34
Automatic Data Processing, Inc. ..............        690         37


                                                   NUMBER OF     MARKET
                                                     SHARES      VALUE
                                                   ---------   -------

COMMON STOCKS (CONTINUED)
  COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
 First Data Corporation ......................      2,010      $  99
 Galileo International, Inc. .................        570         17
 Microsoft Corporation (7a) ..................      2,960        345
 Network Solutions, Inc. (7a) ................        130         28
 Oracle Corporation (7a) .....................      1,060        119
 Verisign, Inc. (7a) .........................        400         76
 Yahoo! Inc. (7a) ............................        170         74
  COMPUTER & OFFICE EQUIPMENT (7.73 %)
 Cisco Systems, Inc. (7a) ....................      2,060        221
 Dell Computer Corporation (7a) ..............        790         40
 EMC Corporation (7a) ........................      1,010        110
 International Business
    Machines Corp. ...........................      1,150        124
 Sun Microsystems, Inc. (7a) .................      1,790        139
  DRUG STORES & PROPRIETARY STORES (1.16 %)
 CVS Corporation .............................        570         23
 Walgreen Co. ................................      2,460         72
  ELECTRIC SERVICES (1.65 %)
 AES Corporation (The) (7a) ..................      1,800        135
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.06 %)
 General Electric Company ....................      2,160        333
  ELECTRONIC COMPONENTS & ACCESSORIES (2.77 %)
 Intel Corporation ...........................      2,160        178
 Texas Instruments Incorporated ..............        510         49
  FINANCE (3.25 %)
 Standard & Poor's 500 Depositary
    Receipt ..................................      1,826        267
  FOOD & KINDRED PRODUCTS (2.07 %)
 Nabisco Group Holdings ......................      2,770         29
 Philip Morris Companies Inc. ................      1,120         26
 Ralston Purina Company ......................      2,460         69
 Wrigley (Wm) Jr. Company ....................        560         46
  HOTELS & OTHER LODGING PLACES (0.52 %)
 Marriott International, Inc. -
    Class A ..................................      1,350         43
  INSURANCE (1.28 %)
 Ambac Financial Group, Inc. .................        400         21
 American International
    Group, Inc. ..............................        777         84
  LIFE INSURANCE (0.41 %)
 Hartford Life, Inc. - Class A ...............        420         18


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  85

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS GROWTH (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                 NUMBER OF    MARKET
                                                  SHARES      VALUE
                                                 ---------   -------

COMMON STOCKS (CONTINUED)
  LIFE INSURANCE (CONTINUED)
 Nationwide Financial
    Services, Inc. - Class A ...............        580      $  16
  LUMBER & OTHER BUILDING MATERIALS (0.98 %)
 Home Depot, Inc. (The) ....................      1,170         80
  LUMBER & WOOD PRODUCTS (0.20 %)
 Weyerhaeuser Company ......................        220         16
  MANUFACTURING INDUSTRIES (0.09 %)
 Hasbro Inc. ...............................        350          7
  MOTION PICTURES (1.94 %)
 Time Warner Inc. ..........................      2,190        159
  OIL & GAS EXTRACTION (1.23 %)
 Schlumberger Limited ......................      1,450         82
 Transocean Sedco Forex Inc. ...............        281          9
 Unocal Corporation ........................        300         10
  PAPER & ALLIED PRODUCTS (0.22 %)
 International Paper Company ...............        320         18
  PERSONAL SERVICES (0.89 %)
 Cendant Corp. (7a) ........................      2,210         59
 Service Corporation International .........      2,040         14
  PETROLEUM & PETROLEUM PRODUCTS (0.21 %)
 Enron Corp. ...............................        380         17
  PETROLEUM REFINING (4.48 %)
 Atlantic Richfield Company ................        220         19
 Chevron Corporation .......................        440         38
 Exxon Mobil Corporation ...................      2,395        193
 Royal Dutch Petroleum Company -
    NY Registered Shares ...................      1,510         91
 Texaco Inc. ...............................        480         26
  PHARMACEUTICALS (8.11 %)
 American Home Products
    Corporation ............................      1,850         73
 Amgen Inc. (7a) ...........................        380         23
 Bristol-Myers Squibb Co. ..................      2,150        138
 Johnson & Johnson .........................        720         67
 Lilly (ELI) and Company ...................        610         41
 Merck & Co., Inc. .........................        970         65
 Pfizer Incorporated .......................      2,890         94
 Schering-Plough Corporation ...............      1,130         48
 Warner-Lambert Company ....................      1,410        116
  PRIMARY METAL INDUSTRIES (0.27 %)
 Alcoa Inc. ................................        260         22
  PRINTING & PUBLISHING (2.73 %)
 Belo (A.H.) Corporation - Class A .........      2,490         47


                                                 NUMBER OF    MARKET
                                                  SHARES      VALUE
                                                 ---------   -------

COMMON STOCKS (CONTINUED)
  PRINTING & PUBLISHING (CONTINUED)
 Central Newspapers, Inc. - Class A                 760       $ 30
 Gannett Co., Inc. .........................        620         51
 New York Times Company (The) -
    Class A ................................      1,040         51
 Tribune Company ...........................        510         28
 Ziff-Davis Inc. (7a) ......................      1,090         17
  RADIO & TELEVISION BROADCASTING (2.80 %)
 AMFM Inc. (7a) ............................        700         55
 CBS Corporation (7a) ......................      1,460         93
 Clear Channel
    Communications, Inc. (7a) ..............        327         29
 Infinity Broadcasting Corp. -
    Class A (7a) ...........................      1,460         53
  RADIO, TELEVISION, & COMPUTER STORES (0.30 %)
 Tandy Corporation .........................        510         25
  REAL ESTATE (0.49 %)
 Starwood Hotels & Resorts
    Worldwide ..............................      1,690         40
  RESTAURANTS (0.40 %)
 McDonald's Corporation ....................        830         33
  SECURITY & COMMODITY BROKERS (0.40 %)
 Schwab (Charles)
    Corporation (The) ......................        850         33
  STONE, CLAY & GLASS PRODUCTS (0.89 %)
 Corning Incorporated ......................        160         21
 Minnesota Mining &
    Manufacturing Company ..................        530         52
  TELECOMMUNICATIONS (9.57 %)
 AT&T Corp. - Liberty Media
    Group - Class A (7a) ...................      3,080        175
 GTE Corporation ...........................      1,510        107
 Lucent Technologies Inc. ..................      1,550        116
 MCI WORLDCOM, Inc. (7a) ...................      2,505        133
 MediaOne Group Inc. (7a) ..................      1,560        120
 SBC Communications Inc. ...................      2,220        108
 Sprint Corporation
    (PCS Group) (7a) .......................        240         25
  U.S. GOVERNMENT AGENCIES (2.24 %)
 Fannie Mae ................................      1,520         95
 Freddie Mac ...............................      1,890         89
  VARIETY STORES (2.47 %)
 Wal-Mart Stores, Inc. .....................      2,930        203
                                                             -----
 Total Common Stocks
 (cost: $ 7,055) ......................................      8,078
                                                             -----


See Notes to the Financial Statements, which is an integral part of this report.

86  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS GROWTH (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                   PRINCIPAL   MARKET
                                    AMOUNT     VALUE
                                   ---------  --------

SHORT-TERM OBLIGATIONS (0.45 %)
 Investors Bank & Trust
    Company (7e)
    3.06 %, Repurchase Agreement
    dated 12/31/1999 to be
    repurchased at $ 37 on
    01/03/2000 ..............      $   37        $   37
                                                 ------
 Total Short-Term Obligations
 (cost: $ 37) ...........................            37
                                                 ------
 Total Investment Securities
 (cost: $ 7,092) ........................        $8,115
                                                 ======


SUMMARY
 Investments, at market value     98.92 %        $8,115
 Other assets in
    excess of liabilities ...      1.08 %            89
                                 --------        ------
 Net assets .................    100.00 %        $8,204
                                 ========        ======


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  87

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                  NUMBER OF   MARKET
                                                    SHARES    VALUE
                                                  ---------  -------

COMMON STOCKS (75.75 %)
  AIR TRANSPORTATION (0.61 %)
Alaska Air Group, Inc. (7a) ...................      200      $ 7
America West Holdings
   Corporation - Class B (7a) .................      300        6
Amtran, Inc. (7a) .............................      200        4
 AMUSEMENT & RECREATION SERVICES (1.76 %)
Argosy Gaming Company (7a) ....................      300        5
Aztar Corporation (7a) ........................      400        4
Boyd Gaming Corporation (7a) ..................      300        2
Dover Downs Entertainment, Inc. ...............      300        6
Hollywood Park, Inc. (7a) .....................      200        4
Station Casinos, Inc. (7a) ....................      200        4
Westwood One, Inc. (7a) .......................      300       22
Wyndham International, Inc. -
   Class A (7a) ...............................      700        2
 APPAREL & ACCESSORY STORES (0.22 %)
Cato Corporation (The) - Class A ..............      300        4
Deb Shops, Inc. ...............................      100        2
 APPAREL PRODUCTS (0.18 %)
Phillips-Van Heusen Corporation ...............      400        3
Pillowtex Corporation .........................      300        2
 AUTO REPAIR, SERVICES & PARKING (0.43 %)
Avis Rent A Car, Inc. (7a) ....................      200        5
Dollar Thrifty Automotive
   Group, Inc. (7a) ...........................      200        5
Rollins Truck Leasing Corp. ...................      200        2
 AUTOMOTIVE (0.79 %)
CLARCOR Inc. ..................................      200        4
Fleetwood Enterprises, Inc. ...................      100        2
Monaco Coach Corporation (7a) .................       50        1
National R.V. Holdings, Inc. (7a) .............      100        2
Oshkosh Truck Corporation .....................      100        3
Simpson Industries, Inc. ......................      200        2
Wabash National Corporation ...................      100        2
Winnebago Industries, Inc. ....................      300        6
 AUTOMOTIVE DEALERS & SERVICE STATIONS (0.18 %)
Group 1 Automotive, Inc. (7a) .................      100        1
United Auto Group, Inc. (7a) ..................      400        4
 BUSINESS CREDIT INSTITUTIONS (0.22 %)
Arcadia Financial Ltd. (7a) ...................      500        2
Metris Companies Inc. .........................      100        4
 BUSINESS SERVICES (2.80 %)
24/7 Media, Inc. (7a) .........................      100        6
Aaron Rents, Inc. .............................      200        4
ABM Industries Incorporated ...................      100        2
ADVO, Inc. (7a) ...............................      100        2
F.Y.I. Incorporated (7a) ......................      100        3


                                                   NUMBER OF   MARKET
                                                    SHARES     VALUE
                                                   ---------  -------

COMMON STOCKS (CONTINUED)
  BUSINESS SERVICES (CONTINUED)
 Fair, Isaac and Company,
    Incorporated ..............................      200      $11
 Globe.Com, Inc. (The) (7a) ...................      100        1
 Interim Services Inc. (7a) ...................      200        5
 NCO Group, Inc. (7a) .........................      100        3
 Olsten Corporation (The) .....................      300        3
 Teletech Holdings, Inc. (7a ) ................      100        3
 True North Communications, Inc. ..............      100        4
 VerticalNet, Inc. (7a) .......................      100       15
 Wackenhut Corporation (The) -
    Class A ...................................      300        4
 West Teleservices Corporation (7a) ...........      500       12
  CHEMICALS & ALLIED PRODUCTS (1.51 %)
 Arch Chemicals, Inc. .........................      100        2
 ATMI, Inc. (7a) ..............................      100        3
 Block Drug Company, Inc. -
    Class A ...................................      206        6
 Cambrex Corporation ..........................      100        3
 Church & Dwight Co., Inc. ....................      100        3
 CK Witco Corporation .........................      300        4
 Dexter Corporation (The) .....................      100        4
 Fuller (H.B.) Company ........................      100        6
 Geon Company (The) ...........................      100        3
 Georgia Gulf Corporation .....................      100        3
 Schulman, (A.) Inc. ..........................      200        3
 WD-40 Company ................................      100        2
  COMMERCIAL BANKS (2.55 %)
 Bancwest Corp. ...............................      400        8
 Community First Bankshares, Inc. .............      300        5
 Community Trust Bancorp, Inc. ................      400        8
 F & M National Corporation ...................      300        8
 First United Bancshares, Inc. ................      200        3
 Frontier Financial Corporation ...............      100        2
 Hancock Holding Company ......................      100        4
 Hudson United Bancorp, Inc. ..................      309        8
 National City Bancshares, Inc. ...............      105        3
 Oriental Financial Group Inc. ................      100        2
 Sky Financial Group Inc. .....................      486       10
 UST Corp. ....................................      100        3
 Whitney Holding Corporation ..................      200        7
  COMMUNICATION (0.72 %)
 Ascent Entertainment
    Group, Inc. (7a) ..........................      100        1
 CapRock Communications
    Corp. (7a) ................................      200        6
 Intraware Inc. (7a) ..........................      100        8
 WorldGate Communications,
    Inc. (7a) .................................      100        5


See Notes to the Financial Statements, which is an integral part of this report.

88  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                 NUMBER OF  MARKET
                                                  SHARES    VALUE
                                                ---------  -------

COMMON STOCKS (CONTINUED)
  COMMUNICATIONS EQUIPMENT (1.65 %)
 Advanced Fibre
   Communications, Inc. (7a) ................      200      $ 9
ANTEC Corporation (7a) ......................      100        4
Aspect Communications
   Corporation (7a) .........................      100        4
Checkpoint Systems, Inc. (7a) ...............      100        1
Digital Microwave Corp. (7a) ................      100        2
General Semiconductor, Inc. (7a) ............      100        1
Harmonic Lightwaves, Inc. (7a) ..............      100        9
Pairgain Technologies, Inc. (7a) ............      200        3
P-Com, Inc. (7a) ............................      200        2
Powerwave Technologies, Inc. (7a) ...........      100        6
Sensormatic Electronics
   Company (7a) .............................      300        5
 COMPUTER & DATA PROCESSING SERVICES (9.19 %)
Actuate Corporation (7a) ....................      100        4
American Management
   Systems, Inc. (7a) .......................      100        3
Aspect Development, Inc. (7a) ...............      100        7
Aspen Technology, Inc. (7a) .................      100        3
Axent Technologies, Inc. (7a) ...............      100        2
Beyond.com Corporation (7a) .................      100        1
Broadvision, Inc. (7a) ......................      100       16
Cambridge Technology
   Partners, Inc. (7a) ......................      100        3
Cognizant Technology
   Solutions Corp. (7a) .....................      100       11
Cybercash, Inc. (7a) ........................      100        1
Dendrite International, Inc. (7a) ...........      100        3
Eclipsys Corporation (7a) ...................      100        3
Entrust Technologies Inc. (7a) ..............      100        6
Filenet Corporation (7a) ....................      100        3
Genesys Telecommunications
   Laboratories, Inc. (7a) ..................      100        5
GTECH Holdings Corp. (7a) ...................      100        2
Harbinger Corporation (7a) ..................      100        3
HNC Software Inc. (7a) ......................      100       11
Imation Corp. (7a) ..........................      300       10
InfoCure Corporation (7a) ...................      100        3
Informix Corp. (7a) .........................      300        3
Intergraph Corporation (7a) .................      100       (7g)
ISS Group, Inc. (7a) ........................      100        7
Learn2.com, Inc. (7a) .......................      100       (7g)
Mapics Inc. (7a) ............................      100        1
Medquist Inc. (7a) ..........................      200        5
Mentor Graphics Corporation (7a) ............      400        5
Mercury Interactive
   Corporation (7a) .........................      100       11
Microstrategy Incorporated (7a) .............      100       20
Open Market, Inc. (7a) ......................      100        5


                                                NUMBER OF   MARKET
                                                 SHARES     VALUE
                                                ---------  -------

COMMON STOCKS (CONTINUED)
  COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
 Pegasus Systems, Inc. (7a) .................      100      $ 6
 Primark Corporation (7a) ...................      100        3
 Progress Software
    Corporation (7a) ........................      100        6
 QRS Corporation (7a) .......................       50        5
 Radiant Systems, Inc. (7a) .................      100        4
 RadiSys Corporation (7a) ...................      150        8
 Rare Medium Group, Inc. (7a) ...............      100        3
 Razorfish Inc. (7a) ........................      100       10
 Remedy Corporation (7a) ....................      100        5
 S1 Corporation (7a) ........................      100        8
 Santa Cruz Operation,
    Inc. (The) (7a) .........................      200        6
 Sunquest Information
    Systems, Inc. (7a) ......................      200        3
 Sybase, Inc. (7a) ..........................      400        7
 Technology Solutions
    Company (7a) ............................      100        3
 Titan Corporation (The) (7a) ...............      100        5
 Transaction Systems
    Architects, Inc. - Class A (7a) .........      100        3
 Unigraphics Solutions Inc. (7a) ............      100        3
 USINTERNETWORKING, Inc. (7a) ...............      100        7
 Verity, Inc. (7a) ..........................      100        4
 Wavo Corporation (7a) ......................      100       (7g)
  COMPUTER & OFFICE EQUIPMENT (3.45 %)
 Advanced Digital Information
    Corporation (7a) ........................      100        5
 Ancor Communications,
    Incorporated (7a) .......................      100        7
 Auspex Systems, Inc. .......................      100        1
 Bell & Howell Company (7a) .................      100        3
 Black Box Corporation (7a) .................      100        7
 C-Cube Microsystems Inc. (7a) ..............      100        6
 Emulex Corporation (7a) ....................      100       11
 In Focus Systems, Inc. (7a) ................      200        5
 Iomega Corporation (7a) ....................      700        2
 Kronos Incorporated (7a) ...................      100        6
 MTI Technology Corporation (7a) ............      100        4
 National Computer Systems, Inc. ............      200        8
 National Instruments
    Corporation (7a) ........................      100        4
 Network Equipment
    Technologies, Inc. (7a) .................      100        1
 RSA Security, Inc. (7a) ....................      100        8
 SanDisk Corporation (7a) ...................      100       10
 Xircom, Inc. (7a) ..........................      100        8
  CONSTRUCTION (2.01 %)
 Comfort Systems USA, Inc. (7a) .............      300        2


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  89

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                  NUMBER OF   MARKET
                                                   SHARES     VALUE
                                                  ---------  -------

COMMON STOCKS (CONTINUED)
  CONSTRUCTION (CONTINUED)
D.R. Horton, Inc. .............................      400      $ 6
Del Webb Corporation (7a) .....................      100        2
Dycom Industries, Inc. (7a) ...................      100        4
Foster Wheeler Corporation ....................      400        4
Granite Construction
   Incorporated ...............................      300        6
Kaufman and Broad Home
   Corporation ................................      300        7
M.D.C. Holdings, Inc. .........................      200        3
Morrison Knudsen
   Corporation (7a) ...........................      400        3
Pulte Corporation .............................      200        5
Ryland Group PLC ..............................      200        5
Standard Pacific Corp. ........................      400        4
U.S. Home Corporation (7a) ....................      200        5
 ELECTRIC SERVICES (0.40 %)
Eastern Utilities Associates ..................      200        6
United Illuminating
   Company (The) ..............................      100        5
 ELECTRIC, GAS & SANITARY SERVICES (1.08 %)
American States Water Company .................      100        4
California Water Service Group ................      100        3
Northwestern Corporation ......................      200        4
Public Service Company of
   New Mexico .................................      400        7
RGS Energy Group Inc. .........................      300        6
Trigen Energy Corporation .....................      100        2
UGI Corporation ...............................      200        4
 ELECTRICAL GOODS (0.32 %)
Anicom, Inc. (7a) .............................      200        1
Kent Electronics Corporation (7a) .............      200        5
Pioneer-Standard Electronics, Inc. ............      100        1
World Access, Inc. (7a) .......................      100        2
 ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.86 %)
Littelfuse, Inc. (7a) .........................      200        5
Salton/Maxim
   Housewares, Inc. (7a) ......................      100        3
SLI, Inc. (7a) ................................      200        3
Smith (A.O.) Corporation ......................      400        9
Thomas Industries Inc. ........................      200        4
 ELECTRONIC COMPONENTS & ACCESSORIES (5.49 %)
Advanced Energy
   Industries, Inc. (7a) ......................      100        5
Alpha Industries, Inc. (7a) ...................      200       11
Amkor Technology, Inc. (7a) ...................      200        6
Amphenol Corp. - Class A (7a) .................      200       13
Anadigics, Inc. (7a) ..........................      100        5
Artesyn Technologies, Inc. (7a) ...............      100        2


                                                  NUMBER OF   MARKET
                                                   SHARES     VALUE
                                                  ---------  -------

COMMON STOCKS (CONTINUED)
  ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
 CTS Corporation ..............................      100      $ 8
 Cypress Semiconductor
    Corporation (7a) ..........................      300       10
 Dallas Semiconductor Corporation .............      100        6
 DII Group, Inc. (The) (7a) ...................      100        7
 Hadco Corporation (7a) .......................      100        5
 Innovex, Inc. ................................      100        1
 Integrated Device
    Technology, Inc. (7a) .....................      400       12
 International Rectifier
    Corporation (7a) ..........................      300        8
 Kemet Corporation (7a) .......................      200        9
 Lattice Semiconductor
    Corporation (7a) ..........................      100        5
 Maker Communications, Inc. (7a) ..............      100        4
 Methode Electronics, Inc. - Class A ..........      100        3
 NeoMagic Corporation (7a) ....................      100        1
 Park Electrochemical Corp. ...................      200        5
 Power-One, Inc. (7a) .........................      100        5
 Triquint Semiconductor, Inc. (7a) ............      100       11
 Varian Semiconductor Equipment
    Associates, Inc. (7a) .....................      200        7
 Vicor Corporation (7a) .......................      100        4
  ENGINEERING & MANAGEMENT SERVICES (0.25 %)
 Tetra Tech, Inc. (7a) ........................      200        3
 URS Corporation (7a) .........................      200        4
  ENVIRONMENTAL SERVICES (0.11 %)
 MAXIMUS, Inc. (7a) ...........................      100        3
  FABRICATED METAL PRODUCTS (0.58 %)
 BMC Industries, Inc. .........................      500        2
 Dura Automative
    Systems, Inc. (7a) ........................      100        2
 Pitt-Des Moines, Inc. ........................      200        5
 Tower Automotive, Inc. (7a) ..................      200        3
 Watts Industries, Inc. - Class A .............      300        4
  FOOD & KINDRED PRODUCTS (1.01 %)
 Corn Products International, Inc. ............      300       10
 J & J Snack Foods Corp. (7a) .................      400        8
 Smithfield Foods, Inc. (7a) ..................      100        2
 Smucker J.M. Company (The) -
    Class A ...................................      200        4
 Suiza Foods Corporation (7a) .................      100        4
  FOOD STORES (0.47 %)
 Great Atlantic & Pacific
    Tea Co., Inc. .............................      300        8
 Whole Foods Market, Inc. (7a) ................      100        5


See Notes to the Financial Statements, which is an integral part of this report.

90  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                 NUMBER OF   MARKET
                                                  SHARES     VALUE
                                                 ---------  -------

COMMON STOCKS (CONTINUED)
  FURNITURE & FIXTURES (0.18 %)
 Kimball International, Inc. -
    Class B ..................................      200      $ 3
 La-Z-Boy Incorporated .......................      100        2
  FURNITURE & HOME FURNISHINGS STORES (0.25 %)
 Haverty Furniture Companies, Inc. ...........      400        5
 Pier 1 Imports, Inc. ........................      300        2
  GAS PRODUCTION & DISTRIBUTION (1.33 %)
 Cascade Natural Gas Corporation .............      200        3
 Energen Corporation .........................      100        2
 Equitable Resources, Inc. ...................      200        7
 Laclede Gas Company .........................      400        9
 Northwest Natural Gas Company ...............      300        7
 NUI Corporation .............................      200        5
 Western Gas Resources, Inc. .................      300        4
  HEALTH SERVICES (0.50 %)
 AmeriPath, Inc. (7a) ........................      200        2
 Apria Healthcare Group Inc. (7a) ............      300        5
 Caremark Rx, Inc. (7a) ......................      900        5
 Total Renal Care
    Holdings, Inc. (7a) ......................      300        2
  HOLDING & OTHER INVESTMENT OFFICES (0.75 %)
 Allied Capital Corporation ..................      300        5
 Inacom Corp. (7a) ...........................      100        1
 InterDigital Communications
    Corporation (7a) .........................      200       15
  HOTELS & OTHER LODGING PLACES (0.40 %)
 Extended Stay America, Inc. (7a) ............      400        3
 Sunterra Corporation (7a) ...................      100        1
 Trendwest Resorts, Inc. (7a) ................      300        7
  INDUSTRIAL MACHINERY & EQUIPMENT (3.51 %)
 Agco Corporation ............................      200        3
 Astec Industries, Inc. (7a) .................      100        2
 Detroit Diesel Corporation ..................      200        4
 Donaldson Company, Inc. .....................      200        5
 Electroglas, Inc. (7a) ......................      100        3
 Gerber Scientific, Inc. .....................      200        4
 Ionics, Incorporated (7a) ...................      100        3
 Kennametal Inc. .............................      200        7
 Lam Research Corporation (7a) ...............      100       11
 Manitowoc Company, Inc. (The) ...............      300       10
 Milacron Inc. ...............................      100        2
 Moog Inc. - Class A (7a) ....................      100        3
 Nortek, Inc. (7a) ...........................      100        3
 Photronics, Inc. (7a) .......................      100        3
 Roper Industries, Inc. ......................      200        8


                                                  NUMBER OF   MARKET
                                                   SHARES     VALUE
                                                  ---------  -------


COMMON STOCKS (CONTINUED)
  INDUSTRIAL MACHINERY & EQUIPMENT (CONTINUED)
 Standex International Corporation ...........      100      $ 2
 Thermedics Inc. (7a) ........................      100        1
 Timken Company (The) ........................      300        6
 Toro Company (The) ..........................      200        7
 Varco International, Inc. (7a) ..............      200        2
 Varian Associates, Inc. (7a) ................      100        3
 Zebra Technologies Corporation -
    Class A (7a) .............................      100        6
  INSTRUMENTS & RELATED PRODUCTS (2.34 %)
 Analogic Corporation ........................      100        3
 Avid Technology, Inc. (7a) ..................      200        3
 Cohu, Inc. ..................................      200        6
 Cooper Companies, Inc. (The) ................      200        6
 Cymer, Inc. (7a) ............................      100        5
 Dionex Corporation (7a) .....................      100        4
 Genrad, Inc. (7a) ...........................      100        2
 LTX Corporation (7a) ........................      100        2
 MTS Systems Corporation .....................      200        2
 PerkinElmer, Inc. ...........................      200        8
 Pinnacle Systems, Inc. (7a) .................      100        4
 Primex Technologies, Inc. ...................      200        4
 Sola International Inc. (7a) ................      400        6
 Tektronix, Inc. .............................      100        4
 Trimble Navigation Limited (7a) .............      100        2
 Wesley Jessen Visioncare, Inc. (7a) .........      100        4
  INSURANCE (1.69 %)
 ACE Limited .................................      195        3
 Argonaut Group, Inc. ........................      300        6
 Chicago Title Corporation ...................      100        5
 Enhance Financial Services
    Group, Inc. ..............................      100        2
 Fidelity National Financial, Inc. ...........      200        3
 First American Financial
    Corp. (The) ..............................      400        5
 Frontier Insurance Group, Inc. ..............      600        2
 LandAmerica Financial
    Group, Inc. ..............................      200        4
 Midland Company, (The) ......................      100        2
 PMA Capital Corporation -
    Class A ..................................      100        2
 Radian Group, Inc. ..........................      100        5
 Reliance Group Holdings, Inc. ...............      400        3
 Stewart Information Services
    Corporation ..............................      200        3
 Triad Guaranty Inc. (7a) ....................      100        2
  INSURANCE AGENTS, BROKERS & SERVICE (0.22 %)
 Gallagher (Arthur J.) & Co. .................      100        6


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  91

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                              NUMBER OF   MARKET
                                               SHARES     VALUE
                                              ---------  -------

COMMON STOCKS (CONTINUED)
  LEATHER & LEATHER PRODUCTS (0.29 %)
Brown Group, Inc. .........................      100      $ 1
K-Swiss Inc. - Class A ....................      100        2
Timberland Company (The) (7a) .............      100        5
 LIFE INSURANCE (0.58 %)
Amerus Life Holdings, Inc. - Class A ......      200        5
Delphi Financial Group, Inc. -
   Class A (7a) ...........................      102        3
Mony Group Inc. (The) .....................      200        6
Presidential Life Corporation .............      100        2
 LUMBER & WOOD PRODUCTS (0.25 %)
Oakwood Homes Corporation .................      600        2
TJ International, Inc. ....................      100        4
Universal Forest Products, Inc. ...........      100        1
 MACHINERY, EQUIPMENT & SUPPLIES (0.25 %)
JLK Direct Distribution Inc. (7a) .........      200        2
National-Oilwell, Inc. (7a) ...............      300        5
 MANAGEMENT SERVICES (0.58 %)
AnswerThink Consulting
   Group, Inc. (7a) .......................      100        3
Diamond Technology Partners
   Incorporated (7a) ......................      100        9
Lason, Inc. (7a) ..........................      100        1
Navigant Consulting, Inc. (7a) ............      200        2
Profit Recovery Group
   International, Inc. (7a) ...............       50        1
 MANUFACTURING INDUSTRIES (0.47 %)
Callaway Golf Company .....................      200        4
Jakks Pacific, Inc. (7a) ..................      100        2
Midway Games Inc. (7a) ....................      300        7
 MEDICAL INSTRUMENTS & SUPPLIES (0.65 %)
Conmed Corporation (7a) ...................      100        3
Datascope Corp. ...........................      100        4
Mentor Corporation (7a) ...................      100        3
STERIS Corporation (7a) ...................      200        2
Summit Technology, Inc. (7a) ..............      300        4
Sunrise Technologies
   International, Inc. (7a) ...............      200        2
 METAL CANS & SHIPPPING CONTAINERS (0.07 %)
U.S. Can Corporation (7a) .................      100        2
 METAL MINING (0.07 %)
Battle Mountain Gold
   Company (7a) ...........................      900        2


                                              NUMBER OF   MARKET
                                               SHARES     VALUE
                                             ---------   -------

COMMON STOCKS (CONTINUED)
  MINING (0.65 %)
 AMCOL International
    Corporation ...........................      300      $ 5
 Arch Coal, Inc. ..........................      400        5
 Consol Energy Inc. .......................      500        5
 USEC Inc. ................................      400        3
  MORTGAGE BANKERS AND BROKERS (0.36 %)
 Doral Financial Corporation ..............      400        5
 New Century Financial
    Corporation (7a) ......................      200        3
 Resource Bancshares Mortgage
    Group, Inc. ...........................      500        2
  MOTION PICTURES (0.04 %)
 Hollywood Entertainment
    Corporation (7a) ......................      100        1
  OIL & GAS EXTRACTION (1.47 %)
 Brown (Tom), Inc. (7a) ...................      300        4
 Forest Oil Corporation (7a) ..............      300        4
 Helmerich & Payne, Inc. ..................      300        7
 Mitchell Energy & Development
    Corp. - Class A .......................      400        9
 Newfield Exploration
    Company (7a) ..........................      100        3
 Parker Drilling Company (7a) .............      900        3
 Patterson Energy, Inc. (7a) ..............      100        1
 Pioneer Natural Resources
    Company (7a) ..........................      200        2
 Pride International, Inc. (7a) ...........      300        4
 Veritas DGC, Inc. (7a) ...................      300        4
  PAPER & ALLIED PRODUCTS (0.25 %)
 Potlatch Corporation .....................      100        4
 Schweitzer-Mauduit
    International, Inc. ...................      100        1
 Wausau Mosinee Paper Corp. ...............      200        2
  PAPER & PAPER PRODUCTS (0.29 %)
 Daisytek International
    Corporation (7a) ......................      200        5
 School Specialty, Inc. (7a) ..............      200        3
  PAPERBOARD CONTAINERS AND BOXES (0.07 %)
 Earthshell Corporation (7a) ..............      400        2
  PERSONAL CREDIT INSTITUTIONS (0.36 %)
 Advanta Corp. - Class A ..................      400        7
 NextCard, Inc. (7a) ......................      100        3


See Notes to the Financial Statements, which is an integral part of this report.

92  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                            NUMBER OF   MARKET
                                             SHARES     VALUE
                                            ---------  -------

COMMON STOCKS (CONTINUED)
  PETROLEUM REFINING (0.07 %)
 Tesoro Petroleum
   Corporation (7a) .....................      200      $ 2
 PHARMACEUTICALS (3.51 %)
Alpharma Inc. ...........................      200        6
AmeriSource Health
   Corporation - Class A (7a) ...........      200        3
Bindley Western Industries, Inc. ........      366        6
Biomatrix, Inc. (7a) ....................      100        2
Chirex Inc. (7a) ........................      100        1
Coulter Pharmaceutical, Inc. (7a) .......      100        2
Diagnostic Products Corp. ...............      200        5
Dura Pharmaceuticals, Inc. (7a) .........      300        4
Gilead Sciences, Inc. (7a) ..............      100        5
Herbalife International, Inc. -
   Class A ..............................      300        4
Human Genome
   Sciences, Inc. (7a) ..................      100       15
Jones Pharma Inc. .......................      150        7
King Pharmaceuticals, Inc. (7a) .........      100        6
Medco Research, Inc. (7a) ...............      100        3
Millennium
   Pharmaceuticals, Inc. (7a) ...........      100       12
NBTY, Inc. (7a) .........................      600        7
Neurogen Corporation (7a) ...............      100        2
Perrigo Company (7a) ....................      300        2
Techne Corporation (7a) .................      100        6
 PRIMARY METAL INDUSTRIES (1.33 %)
Belden Inc. .............................      200        4
Cable Design Technologies
   Corporation (7a) .....................      200        5
Mueller Industries, Inc. (7a) ...........      100        4
Oregon Steel Mills, Inc. ................      200        2
Quanex Corporation ......................      300        8
Texas Industries, Inc. ..................      100        4
Worthington Industries, Inc. ............      600       10
 PRINTING & PUBLISHING (0.61 %)
Paxar Corporation (7a) ..................      400        3
Playboy Enterprises, Inc. -
   Class B (7a) .........................      100        2
Pulitzer Inc. ...........................      100        4
Wallace Computer Services, Inc. .........      300        5
Ziff-Davis Inc. (7a) ....................      200        3
 RADIO & TELEVISION BROADCASTING (1.08 %)
Cumulus Media Inc. (7a) .................      100        5
Emmis Communications
   Corporation - Class A (7a) ...........      100       12
Entercom Communications
   Corp. (7a) ...........................      100        7


                                             NUMBER OF   MARKET
                                              SHARES     VALUE
                                            ---------   -------

COMMON STOCKS (CONTINUED)
  RADIO & TELEVISION BROADCASTING (CONTINUED)
 Price Communications
   Corporation (7a) .....................      215      $ 6
 RADIO, TELEVISION, & COMPUTER STORES (0.32 %)
barnesandnoble.com inc. (7a) .............     100        1
CDnow, Inc. (7a) .........................     100        1
CompUSA Inc. (7a) ........................     300        2
InterTAN, Inc. (7a) ......................     200        5
 REAL ESTATE (0.14 %)
LNR Property Corporation .................     200        4
 RESEARCH & TESTING SERVICES (1.01 %)
Celgene Corporation (7a) .................     100        7
Covance Inc. (7a) ........................     200        2
NFO Worldwide, Inc. (7a) .................     300        7
Quest Diagnostics, Inc. (7a) .............     400       12
 RESTAURANTS (0.47 %)
Buffets, Inc. (7a) .......................     200        2
Lone Star Industries, Inc. (7a) ..........     400        4
Rare Hospitality
   International, Inc. (7a) ..............     100        2
Ruby Tuesday, Inc. .......................     100        2
Ryan's Family Steak
   Houses, Inc. (7a) .....................     400        3
 RETAIL TRADE (1.80 %)
Borders Group, Inc. (7a) .................     200        3
Insight Enterprises, Inc. (7a) ...........     100        4
Jo-Ann Stores Inc. - Class A (7a) ........     600        7
Lands' End, Inc. (7a) ....................     100        3
Michaels Stores, Inc. (7a) ...............     200        6
Micro Warehouse, Inc. (7a) ...............     100        2
OfficeMax, Inc. (7a) .....................     800        4
Petco Animal Supplies, Inc. (7a) .........     200        3
PETsMART, Inc. (7a) ......................     400        2
Shop At Home, Inc. (7a) ..................     100        1
Spiegel, Inc. - Class A (7a) .............     500        4
Sunglass Hut
   International, Inc. (7a) .............      100        1
ValueVision International, Inc. -
   Class A (7a) .........................      100        6
Whitehall Jewelers, Inc. (7a) ...........      100        4
 RUBBER & MISC. PLASTIC PRODUCTS (0.68 %)
Bandag, Incorporated ....................      400       10
Grace (W.R.) & Co. (7a) .................      200        3
Spartech Corporation ....................      100        3
Trex Company, Inc. (7a) .................      100        3


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  93

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                        NUMBER OF    MARKET
                                          SHARES     VALUE
                                        ---------   -------

COMMON STOCKS (CONTINUED)
  SAVINGS INSTITUTIONS (1.80 %)
Bank United Corp. - Class A ..........      100      $ 3
Bay View Capital Corporation .........      100        1
Capitol Federal Financial ............      600        6
Dime Community Bancshares, Inc. ......      100        2
First Financial Holdings, Inc. .......      200        3
First Washington Bancorp Inc. ........      300        4
MAF Bancorp, Inc. ....................      100        2
Net.B@nk, Inc. (7a) ..................      100        2
PFF Bancorp, Inc. ....................      100        2
Queens County Bancorp, Inc. ..........      100        3
Reliance Bancorp, Inc. ...............      100        3
Republic Security Financial
   Corporation .......................      300        2
Richmond County Financial Corp. ......      300        5
Telebanc Financial
   Corporation (7a) ..................      200        5
United Community
   Financial Corp. ...................      300        3
Washington Federal, Inc. .............      200        4
 SECURITY & COMMODITY BROKERS (1.44 %)
Affiliated Managers
   Group, Inc. (7a) ..................      200        8
AmeriCredit Corp. (7a) ...............      200        4
Dain Rauscher Corporation ............      100        5
Data Broadcasting
   Corporation (7a) ..................      100        1
Investors Financial Services Corp. ...      100        5
Jefferies Group, Inc. ................      200        4
John Nuveen Company (The) -
   Class A ...........................      200        7
Raymond James Financial, Inc. ........      100        2
United Asset Management
   Corporation .......................      200        4
 SHOE STORES (0.22 %)
Footstar, Inc. (7a) ..................      100        3
Genesco Inc. (7a) ....................      200        3
 STONE, CLAY & GLASS PRODUCTS (0.18 %)
Florida Rock Industries, Inc. ........      100        3
Mikasa, Inc. .........................      200        2
 TELECOMMUNICATIONS (1.65 %)
Concentric Network
   Corporation (7a) ..................      100        3
E.Spire Communications Inc. (7a) .....      200        1
ICG Communications, Inc. (7a) ........      100        2
Intermedia
   Communications Inc. (7a) ..........      100        4


                                          NUMBER OF  MARKET
                                           SHARES    VALUE
                                         ---------  -------

COMMON STOCKS (CONTINUED)
  TELECOMMUNICATIONS (CONTINUED)
 ITC Deltacom, Inc. (7a) .............      200     $  6
 Omnipoint Corporation (7a) ..........      100       12
 Powertel, Inc. (7a) .................      100       10
 Talk.Com, Inc. (7a) .................      100        2
 US LEC Corp. - Class A (7a) .........      200        6
  TEXTILE MILL PRODUCTS (0.36 %)
 Collins & Aikman Corporation ........      400        2
 Springs Industries, Inc. - Class A ..      200        8
  TRANSPORTATION & PUBLIC UTILITIES (0.07 %)
 Fritz Companies, Inc. (7a) ..........      200        2
  TRANSPORTATION EQUIPMENT (0.32 %)
 Arctic Cat, Inc. ....................      400        4
 Trinity Industries, Inc. ............      100        3
 Westinghouse Air Brake Company ......      132        2
  TRUCKING & WAREHOUSING (0.72 %)
 American Freightways
    Corporation (7a) .................      200        3
 Covenant Transport, Inc. -
    Class A (7a) .....................      200        3
 Landstar System, Inc. (7a) ..........      200        9
 Roadway Express, Inc. ...............      100        2
 Yellow Corporation (7a) .............      200        3
  VARIETY STORES (0.14 %)
 Shopko Stores, Inc. (7a) ............      100        2
 Value City Department
    Stores, Inc. (7a) ................      100        2
  WHOLESALE TRADE DURABLE GOODS (0.83 %)
 Commercial Metals Company ...........      200        7
 Compucom Systems, Inc. (7a) .........      100      (7g)
 Handleman Company (7a) ..............      100        1
 Patterson Dental Company (7a) .......      100        4
 Reliance Steel & Aluminum Co. .......      150        4
 Ryerson Tull, Inc. ..................      100        2
 SCP Pool Corporation (7a) ...........      100        3
 WESCO International, Inc. (7a) ......      200        2
  WHOLESALE TRADE NONDURABLE GOODS (0.29 %)
 Fleming Companies, Inc. .............      100        1
 Performance Food Group
    Company (7a) .....................      100        2
 Universal Corporation ...............      200        5
                                                   -----
 Total Common Stocks
 (cost: $ 1,875) ................................  2,108
                                                   -----


See Notes to the Financial Statements, which is an integral part of this report.

94  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                   PRINCIPAL    MARKET
                                    AMOUNT      VALUE
                                   ---------   --------

SHORT-TERM OBLIGATIONS (22.06 %)
 Investors Bank & Trust
    Company (7e)
    3.06 %, Repurchase Agreement
    dated 12/31/1999 to be
    repurchased at $ 614 on
    01/03/2000 ..............      $    614      $  614
                                                 ------
 Total Short-Term Obligations
 (cost: $ 614) ..............                       614
                                                 ------
 Total Investment Securities
 (cost: $ 2,489) ............                    $2,722
                                                 ======


SUMMARY
 Investments, at market value       97.81 %      $2,722
 Other assets in
    excess of liabilities ...        2.19 %          61
                                   --------      ------
 Net assets .................      100.00 %      $2,783
                                   ========      ======


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  95

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE DIVIDEND GROWTH
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                   NUMBER OF    MARKET
                                                    SHARES      VALUE
                                                   ---------   -------

COMMON STOCKS (95.49 %)
  AMUSEMENT & RECREATION SERVICES (0.62 %)
Disney (Walt) Company (The) ...................      1,830      $  54
 BEVERAGES (1.28 %)
PepsiCo, Inc. .................................      3,190        112
 BUSINESS SERVICES (1.49 %)
Omnicom Group, Inc. ...........................      1,300        130
 CHEMICALS & ALLIED PRODUCTS (3.37 %)
Colgate-Palmolive Company .....................      1,000         65
Great Lakes Chemical ..........................      3,200        122
RPM, Inc. .....................................      3,760         38
Valspar Corporation (The) .....................      1,640         69
 COMMERCIAL BANKS (9.09 %)
Bank of New York
   Company, Inc. (The) ........................      3,200        128
BankAmerica Corporation .......................        560         28
Citigroup Inc. ................................      3,600        201
Firstar Corporation ...........................      4,200         89
Huntington Bancshares, Inc. ...................        851         20
Mellon Financial Corporation ..................      3,480        119
U.S. Bancorp ..................................      2,500         60
Wells Fargo & Co. .............................      3,690        149
 COMPUTER & DATA PROCESSING SERVICES (4.05 %)
Automatic Data Processing, Inc. ...............      1,400         75
BMC Software, Inc. (7a) .......................        100          8
Computer Associates
   International, Inc. ........................      1,600        112
Galileo International, Inc. ...................      3,800        114
IMS Health Incorporated .......................      1,660         45
 COMPUTER & OFFICE EQUIPMENT (2.20 %)
Compaq Computer Corporation ...................      1,000         27
Dell Computer Corporation (7a) ................        100          5
Hewlett-Packard Company .......................      1,400        160
 DRUG STORES & PROPRIETARY STORES (0.78 %)
CVS Corporation ...............................      1,700         68
 ELECTRIC SERVICES (1.76 %)
DQE, Inc. .....................................      2,900        100
TECO Energy, Inc. .............................      2,900         54
 ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.07 %)
General Electric Company ......................        600         93


                                                    NUMBER OF    MARKET
                                                     SHARES      VALUE
                                                    ---------   --------

COMMON STOCKS (CONTINUED)
  ELECTRONIC COMPONENTS & ACCESSORIES (0.21 %)
 Linear Technology Corporation ................        250     $   18
  ENVIRONMENTAL SERVICES (0.89 %)
 Rentokil Initial PLC .........................     21,400         78
  FABRICATED METAL PRODUCTS (2.20 %)
 Masco Corporation ............................      3,800         96
 Stanley Works (The) ..........................      3,200         96
  FOOD & KINDRED PRODUCTS (3.32 %)
 General Mills, Inc. ..........................      1,500         54
 McCormick & Company,
    Incorporated ..............................      2,300         68
 Philip Morris Companies Inc. .................      4,000         93
 Sara Lee Corporation .........................      3,400         75
  FOOD STORES (1.41 %)
 Albertson's, Incorporated ....................      2,353         76
 Koninklijke Ahold NV .........................      1,600         47
  HOLDING & OTHER INVESTMENT OFFICES (6.22 %)
 Archstone Communities Trust ..................      5,300        109
 Cousins Properties, Incorporated .............      2,260         77
 Crescent Real Estate Equities
    Company ...................................      3,600         66
 Duke-Weeks Realty Corporation ................      3,741         73
 Manufactured Home
    Communities, Inc. .........................      1,490         36
 Reckson Associates Realty Corp. ..............      4,420         91
 Vornado Realty Trust .........................      2,800         91
  INDUSTRIAL MACHINERY & EQUIPMENT (1.73 %)
 Baker Hughes, Inc. ...........................      1,200         25
 Black & Decker Corporation (The) .............      1,900         99
 Tyco International Ltd. ......................        700         27
  INSTRUMENTS & RELATED PRODUCTS (1.39 %)
 Analogic Corporation .........................      1,780         59
 Honeywell International Inc. .................      1,070         62
  INSURANCE (3.70 %)
 ACE Limited ..................................      5,100         85
 Cigna Corporation ............................        700         56
 XL Capital Ltd. - Class A ....................      3,500        182
  INSURANCE AGENTS, BROKERS & SERVICE (0.52 %)
 Marsh & McLennan
    Companies, Inc. ...........................        470         45


See Notes to the Financial Statements, which is an integral part of this report.

96  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE DIVIDEND GROWTH (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   -------

COMMON STOCKS (CONTINUED)
  LIFE INSURANCE (0.87 %)
 American General Corporation ...........       1,000      $   76
  MANAGEMENT SERVICES (0.62 %)
 ServiceMaster Company (The) ............       4,400          54
  MANUFACTURING INDUSTRIES (1.33 %)
 Hasbro Inc. ............................       3,150          60
 Tomkins PLC ............................      17,300          56
  MEDICAL INSTRUMENTS & SUPPLIES (0.93 %)
 Teleflex Incorporated ..................       2,600          81
  METAL MINING (0.58 %)
 Newmont Mining Corporation .............       2,100          51
  PAPER & ALLIED PRODUCTS (1.27 %)
 Kimberly-Clark Corporation .............       1,700         111
  PERSONAL CREDIT INSTITUTIONS (0.68 %)
 Associates First Capital
    Corporation - Class A ...............       2,140          59
  PERSONAL SERVICES (0.76 %)
 Block, (H & R) Inc. ....................       1,500          66
  PETROLEUM REFINING (8.40 %)
 Amerada Hess Corporation ...............       1,330          75
 BP Amoco PLC - ADR .....................       2,900         172
 Chevron Corporation ....................         880          76
 Exxon Mobil Corporation ................       2,708         219
 Royal Dutch Petroleum Company -
    NY Registered Shares ................       2,300         139
 USX-Marathon Group .....................       2,100          52
  PHARMACEUTICALS (8.95 %)
 Abbott Laboratories ....................       1,600          58
 American Home Products
    Corporation .........................       2,700         106
 Bristol-Myers Squibb Co. ...............       2,700         173
 Johnson & Johnson ......................       1,300         121
 Merck & Co., Inc. ......................       1,000          67
 Pfizer Incorporated ....................       1,640          53
 Schering-Plough Corporation ............       1,900          80
 Warner-Lambert Company .................       1,500         123
  PRINTING & PUBLISHING (1.84 %)
 Reynolds and Reynolds
    Company (The) - Class A .............         990          22
 Tribune Company ........................       2,000         110
 Wolters Kluwer NV ......................         850          29


                                               NUMBER OF   MARKET
                                                SHARES     VALUE
                                              ---------   -------

COMMON STOCKS (CONTINUED)
  REAL ESTATE (3.68 %)
 Arden Realty, Inc. .....................       2,700       $  54
 ProLogis Trust .........................       9,100         175
 Starwood Hotels & Resorts
    Worldwide ...........................       3,900          92
  RESTAURANTS (0.73 %)
 Viad Corp. .............................       2,300          64
  RUBBER & MISC. PLASTIC PRODUCTS (0.69 %)
 NIKE, Inc. - Class B ...................       1,210          60
  SECURITY & COMMODITY BROKERS (1.75 %)
 Waddell & Reed Financial, Inc. -
    Class A .............................         710          19
 Waddell & Reed Financial, Inc. -
    Class B .............................       5,340         134
  STONE, CLAY & GLASS PRODUCTS (0.56 %)
 Newell Rubbermaid, Inc. ................       1,680          49
  TELECOMMUNICATIONS (7.20 %)
 ALLTEL Corporation .....................       2,000         165
 GTE Corporation ........................       1,800         127
 MediaOne Group Inc. (7a) ...............         800          61
 SBC Communications Inc. ................       2,600         127
 Sprint Corporation (FON Group) .........       2,220         149
  TRANSPORTATION & PUBLIC UTILITIES (1.09 %)
 C.H. Robinson Worldwide, Inc. ..........       2,400          95
  TRUCKING & WAREHOUSING (0.40 %)
 United Parcel Service, Inc. -
    Class B .............................         500          35
  U.S. GOVERNMENT AGENCIES (3.45 %)
 Fannie Mae .............................       3,000         188
 Freddie Mac ............................       2,400         113
  VARIETY STORES (1.92 %)
 Dayton Hudson Corporation ..............       1,100          81
 Family Dollar Stores, Inc. .............       5,330          87
  WATER TRANSPORTATION (0.49 %)
 Carnival Corporation ...................         900          43
                                                            -----
 Total Common Stocks
 (cost: $ 8,514) .....................................      8,336
                                                            -----


See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  97

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE DIVIDEND GROWTH (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                  PRINCIPAL       MARKET
                                   AMOUNT         VALUE
                                  ---------      -------

COMMERCIAL PAPER (3.42 %)
 Preferred Receivable
    Funding - 144A (7c)
    6.30 %, due 01/21/2000 ..      $  300         $  299
                                                  ------
 Total Commercial Paper
 (cost: $ 299) ..............                        299
                                                  ------
 Total Investment Securities
 (cost: $ 8,813) ............                     $8,635
                                                  ======
SUMMARY
 Investments, at market value       98.91 %       $8,635
 Other assets in
    excess of liabilities ...        1.09 %           95
                                   --------       ------
 Net assets .................      100.00 %       $8,730
                                   ========       ======


                                                  MARKET
                                 PERCENTAGE       VALUE
                                 -----------     -------

INVESTMENTS BY COUNTRY:
Netherlands .................        0.88 %       $   76
United Kingdom ..............        1.55 %          134
United States ...............       97.57 %        8,425
                                   --------       ------
Investments, at market value       100.00 %       $8,635
                                   ========       ======


See Notes to the Financial Statements, which is an integral part of this report.

98  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                      NUMBER OF      MARKET
                                                       SHARES        VALUE
                                                      ---------      ------
COMMON STOCKS (95.59 %)
  AEROSPACE (0.19 %)
 Triumph Group, Inc. (7a) .............................    800       $ 19
  AGRICULTURE (0.19 %)
 Veterinary Centers of
    America, Inc. (7a) ................................  1,500         19
  AIR TRANSPORTATION (0.32 %)
 Alaska Air Group, Inc. (7a) ..........................    400         14
 Mesaba Holdings, Inc. (7a) ...........................  1,500         17
  AMUSEMENT & RECREATION SERVICES (0.59 %)
 Premier Parks Inc. (7a) ..............................  1,100         32
 SFX Entertainment, Inc. -
    Class A (7a) ......................................    725         26
  APPAREL & ACCESSORY STORES (0.98 %)
 Buckle, Inc. (The) (7a) ..............................    200          3
 Men's Wearhouse, Inc. (The) (7a)......................  1,300         38
 Pacific Sunwear of
    California, Inc. (7a) .............................  1,275         41
 Ross Stores, Inc. ....................................    800         14
  APPAREL PRODUCTS (0.23 %)
 Quiksilver, Inc. (7a) ................................  1,500         23
  AUTO REPAIR, SERVICES & PARKING (0.29 %)
 Avis Rent A Car, Inc. (7a) ...........................  1,100         28
  AUTOMOTIVE (0.40 %)
 Gentex Corporation (7a) ..............................  1,400         39
  AUTOMOTIVE DEALERS & SERVICE STATIONS (0.58 %)
 Group 1 Automotive, Inc. (7a) ........................  1,300         18
 O'Reilly Automotive, Inc. (7a) .......................  1,800         39
  BUSINESS CREDIT INSTITUTIONS (0.35 %)
 First Sierra Financial, Inc. (7a) ....................    500          9
 Metris Companies Inc. ................................    700         25
  BUSINESS SERVICES (3.45 %)
 Catalina Marketing
    Corporation (7a) ..................................    350         41
 F.Y.I. Incorporated (7a) .............................    600         20
 Fair, Isaac and Company,
    Incorporated ......................................    800         42
 Getty Images, Inc. (7a) ..............................    400         20
 InfoUSA Inc. (7a) ....................................    400          6
 Lamar Advertising Company (7a) .......................    200         12
 Modis Professional
    Services Inc. (7a) ................................  2,600         37
 National Data Corporation ............................    600         20
 NCO Group, Inc. (7a) .................................  1,200         36


                                                      NUMBER OF      MARKET
                                                       SHARES         VALUE
                                                      ---------      -------
COMMON STOCKS (CONTINUED)
  BUSINESS SERVICES (CONTINUED)
 NOVA Corporation (7a) ................................  1,500       $ 47
 Professional Staff PLC -
    Sponsored ADR (7a) ................................  1,000          6
 Rent Way, Inc. (7a) ..................................    900         17
 Romac International, Inc. (7a) .......................    500          7
 TMP Worldwide Inc. (7a) ..............................    200         28
  CHEMICALS & ALLIED PRODUCTS (0.79 %)
 ATMI, Inc. (7a) ......................................    900         30
 MacDermid, Incorporated ..............................    800         33
 Smith International, Inc. (7a) .......................    300         15
  COMMERCIAL BANKS (0.91 %)
 City National Corporation ............................    900         30
 Commerce Bancorp, Inc. ...............................    850         34
 Community First Bankshares, Inc.  ....................  1,600         25
  COMMUNICATION (1.20 %)
 American Tower
    Corporation - Class A (7a) ........................  1,500         46
 CapRock Communications
    Corp. (7a) ........................................    300         10
 Crown Castle
    International Corp. (7a) ..........................  1,650         53
 Network Event Theater, Inc. (7a) .....................    100          3
 Northeast Optic
    Network, Inc. (7a) ................................    100          6
  COMMUNICATIONS EQUIPMENT (3.88 %)
 Carrier Access Corporation (7a) ......................    400         27
 CommScope, Inc. (7a) .................................    600         24
 Comverse Technology, Inc. (7a) .......................    200         29
 Gilat Satellite Networks (7a) ........................    500         59
 Inter-Tel, Incorporated ..............................  1,900         48
 Intervoice, Inc. (7a) ................................  2,900         67
 Polycom, Inc. (7a) ...................................  1,000         64
 Powerwave Technologies, Inc. (7a)  ...................    500         29
 Spectrian Corporation (7a) ...........................  1,200         34
  COMPUTER & DATA PROCESSING SERVICES (20.97 %)
 Activision, Inc. (7a) ................................  1,400         21
 Actuate Corporation (7a) .............................  1,000         43
 Acxiom Corp. (7a) ....................................    200          5
 Affiliated Computer Services, Inc. -
    Class A (7a) ......................................    700         32
 American Management
    Systems, Inc. (7a) ................................    700         22
 Ardent Software, Inc. (7a) ...........................  1,100         43
 AVT Corporation (7a) .................................  1,000         47
 Beyond.com Corporation (7a) ..........................  1,500         12
 Bisys Group, Inc. (The) (7a) .........................    700         46

See Notes to the Financial Statements, which is an integral part of this report.

                                                          1999 ANNUAL REPORT  99

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                     NUMBER OF    MARKET
                                                      SHARES       VALUE
                                                     ---------    -------
COMMON STOCKS (CONTINUED)
  COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
 CIBER, Inc. (7a) ...............................        700      $  19
 Citrix Systems, Inc. (7a) ......................        400         49
 Clarify Inc. (7a) ..............................        300         38
 Cognizant Technology
    Solutions Corp. (7a) ........................        100         11
 Cognos Incorporated (7a) .......................      1,100         51
 Concord
    Communications, Inc. (7a) ...................        800         36
 CoStar Group, Inc. (7a) ........................        400         14
 Dendrite International, Inc. (7a) ..............        600         20
 Digital River, Inc. (7a) .......................        700         23
 Electronic Arts, Inc. (7a) .....................        200         17
 FactSet Research Systems Inc. ..................        600         48
 Great Plains Software, Inc. (7a) ...............        500         37
 Henry, (Jack) & Associates, Inc. ...............        800         43
 Hyperion Solutions
    Corporation (7a) ............................      1,500         65
 InfoCure Corporation (7a) ......................        900         28
 InterVU Inc. (7a) ..............................        100         11
 Intuit Inc. (7a) ...............................        900         54
 ISS Group, Inc. (7a) ...........................        800         57
 Keane, Inc. (7a) ...............................        500         16
 Legato Systems, Inc. (7a) ......................        700         48
 Liberate Technologies (7a) .....................        400        104
 Macromedia, Inc. (7a) ..........................        800         59
 Mastec, Inc. (7a) ..............................        900         22
 Medquist Inc. (7a) .............................      1,100         28
 Mercury Interactive
    Corporation (7a) ............................        500         54
 Metamor Worldwide, Inc. (7a) ...................        800         23
 Micromuse Inc. (7a) ............................        200         34
 Microstrategy Incorporated (7a) ................        100         21
 Netopia, Inc. (7a) .............................        500         27
 Networks Associates, Inc. (7a) .................        800         21
 Pegasus Systems, Inc. (7a) .....................        800         48
 Peregrine Systems, Inc. (7a) ...................        800         67
 PSINet Inc. (7a) ...............................        300         19
 QRS Corporation (7a) ...........................        925         97
 Radiant Systems, Inc. (7a) .....................        100          4
 Remedy Corporation (7a) ........................        700         33
 Sterling Commerce, Inc. (7a) ...................        300         10
 SunGard Data Systems Inc. (7a) .................        800         19
 Sykes Enterprises,
    Incorporated (7a) ...........................      1,300         57
 Symantec Corporation (7a) ......................      1,000         59
 Synopsys, Inc. (7a) ............................        500         33
 TSI International
    Software Ltd. (7a) ..........................        100          6
 USINTERNETWORKING, Inc. (7a) ...................      1,200         84


                                                     NUMBER OF    MARKET
                                                      SHARES       VALUE
                                                     ---------    -------
COMMON STOCKS (CONTINUED)
  COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
 USWeb Corporation (7a) .........................      1,400      $  62
 Verity, Inc. (7a) ..............................        400         17
 Webtrends Corp. (7a) ...........................        700         57
 Wind River Systems, Inc. (7a) ..................      1,100         40
  COMPUTER & OFFICE EQUIPMENT (6.12 %)
 Apex, Inc. (7a) ................................        100          3
 Black Box Corporation (7a) .....................        750         50
 C-Cube Microsystems Inc. (7a) ..................        500         31
 Cybex Computer Products
    Corporation (7a) ............................      1,300         53
 Electronics For Imaging, Inc. (7a) .............        500         29
 National Computer Systems, Inc. ................        800         30
 National Instruments
    Corporation (7a) ............................      1,600         61
 Proxim, Inc. (7a) ..............................        900         99
 RSA Security, Inc. (7a) ........................      1,400        110
 S3 Incorporated (7a) ...........................      1,900         22
 Symbol Technologies, Inc. ......................        700         44
 Visual Networks, Inc. (7a) .....................        500         40
 Xircom, Inc. (7a) ..............................        400         30
  CONSTRUCTION (0.98 %)
 Dycom Industries, Inc. (7a) ....................        900         40
 Insituform Technologies, Inc. -
    Class A (7a) ................................      1,000         28
 Quanta Services, Inc. (7a) .....................      1,000         28
  DEPARTMENT STORES (0.32 %)
 Neiman Marcus
    Group, Inc. (The) - Class A (7a) ............      1,100         31
  DRUG STORES & PROPRIETARY STORES (0.73 %)
 Duane Reade Inc. (7a) ..........................      1,300         36
 Omnicare, Inc. .................................      3,000         36
  EDUCATIONAL SERVICES (1.06 %)
 Apollo Group, Inc. - Class A (7a) ..............      1,400         28
 DeVRY Inc. (7a) ................................        700         13
 ITT Educational
    Services, Inc. (7a) .........................      1,300         20
 Learning Tree
    International, Inc. (7a) ....................      1,550         43
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.77 %)
 American Power Conversion
    Corporation (7a) ............................        700         18
 Rayovac Corporation (7a) .......................        900         17
 Zomax Optical Media, Inc. (7a) .................        900         41

See Notes to the Financial Statements, which is an integral part of this report.

100  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                     NUMBER OF    MARKET
                                                      SHARES       VALUE
                                                     ---------    -------
COMMON STOCKS (CONTINUED)
  ELECTRONIC COMPONENTS & ACCESSORIES (11.93 %)
 Advanced Energy
    Industries, Inc. (7a) .....................        600      $  30
 Alpha Industries, Inc. (7a) ..................        500         29
 American Xtal
    Technology, Inc. (7a) .....................      1,100         19
 Amphenol Corp. - Class A (7a) ................        300         20
 Artesyn Technologies, Inc. (7a) ..............        700         15
 Benchmark Electronics, Inc. (7a) .............        400          9
 Burr-Brown Corporation (7a) ..................      1,800         65
 CTS Corporation ..............................        400         30
 Dallas Semiconductor Corporation .............      1,000         64
 DII Group, Inc. (The) (7a) ...................        200         14
 Etec Systems, Inc. (7a) ......................        800         36
 GlobeSpan
    Semiconductor Inc. (7a) ...................        400         26
 JDS Uniphase Corporation (7a) ................        200         32
 Kemet Corporation (7a) .......................        800         36
 Kopin Corporation (7a) .......................      1,600         67
 Lattice Semiconductor
    Corporation (7a) ..........................      1,400         66
 Maxim Integrated Products (7a) ...............        600         28
 Mercury Computer
    Systems, Inc. (7a) ........................      1,000         35
 Micrel, Incorporated (7a) ....................      1,200         68
 Microchip Technology
    Incorporated (7a) .........................        800         55
 MIPS Technologies, Inc. (7a) .................        600         31
 Plexus Corp. (7a) ............................      1,000         44
 PMC-Sierra, Inc. (7a) ........................        200         32
 Power Integrations, Inc. (7a) ................        600         29
 QLogic Corporation (7a) ......................        600         96
 Sanmina Corporation (7a) .....................        300         30
 SCI Systems, Inc. (7a) .......................        300         25
 Semtech Corporation (7a) .....................      1,100         57
 Transwitch Corporation (7a) ..................        750         54
 Vitesse Semiconductor
    Corporation (7a) ..........................        600         31
  ENGINEERING & MANAGEMENT SERVICES (0.31 %)
 Tetra Tech, Inc. (7a) ........................      1,975         30
  ENVIRONMENTAL SERVICES (0.35 %)
 Casella Waste Systems, Inc. -
    Class A (7a) ..............................      1,800         34
  FABRICATED METAL PRODUCTS (0.36 %)
 NCI Building Systems, Inc. (7a) ..............        500          9
 Simpson Manufacturing
    Co., Inc. (7a) ............................        600         26



                                                     NUMBER OF    MARKET
                                                      SHARES      VALUE
                                                     ---------    -------
COMMON STOCKS (CONTINUED)
  FOOD & KINDRED PRODUCTS (0.57 %)
 Ben & Jerry's
    Homemade, Inc. (7a) ......................        500      $  12
 Hain Food Group, Inc. (The) (7a) ............      1,100         25
 Smithfield Foods, Inc. (7a) .................        800         19
  FOOD STORES (0.42 %)
 Whole Foods Market, Inc. (7a) ...............        600         28
 Wild Oats Markets, Inc. (7a) ................        600         13
  FURNITURE & HOME FURNISHINGS STORES (0.54 %)
 Bed Bath & Beyond Inc. (7a) .................        500         17
 Linens 'N Things, Inc. (7a) .................        750         22
 Williams-Sonoma, Inc. (7a) ..................        300         14
  HEALTH SERVICES (1.48 %)
 Advance Paradigm, Inc. (7a) .................      1,000         22
 Express Scripts, Inc. - Class A (7a) ........        350         22
 Lincare Holdings Inc. (7a) ..................      1,100         38
 Renal Care Group, Inc. (7a) .................      1,200         28
 TLC Laser Eye Centers Inc. (7a) .............        600          8
 Universal Health Services, Inc. -
    Class B (7a) .............................        750         27
  HOLDING & OTHER INVESTMENT OFFICES (0.41 %)
 Apartment Investment &
    Management Co. - Class A .................      1,000         40
  HOTELS & OTHER LODGING PLACES (0.26 %)
 Sunterra Corporation (7a) ...................      2,300         26
  INDUSTRIAL MACHINERY & EQUIPMENT (2.71 %)
 Applied Science and
    Technology, Inc. (7a) ....................      1,200         40
 Asyst Technologies, Inc. (7a) ...............        700         46
 Novellus Systems, Inc. (7a) .................        600         74
 Pentair, Inc. ...............................        500         19
 Terex Corporation (7a) ......................      1,000         28
 Zebra Technologies Corporation -
    Class A (7a) .............................      1,000         59
  INSTRUMENTS & RELATED PRODUCTS (4.13 %)
 Cognex Corporation (7a) .....................        900         35
 Cohu, Inc. ..................................      1,300         40
 Cymer, Inc. (7a) ............................        700         32
 Cytyc Corporation (7a) ......................        700         43
 Dionex Corporation (7a) .....................        750         31
 Fossil, Inc. (7a) ...........................      1,150         27
 Imax Corporation (7a) .......................      2,100         57
 Molecular Devices
    Corporation (7a) .........................        200         10

See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  101

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS
                                                   NUMBER OF    MARKET
                                                    SHARES      VALUE
                                                   ---------   -------
COMMON STOCKS (CONTINUED)
  INSTRUMENTS & RELATED PRODUCTS (CONTINUED)
 Orbital Sciences Corporation (7a) ...........        900      $  17
 Pinnacle Systems, Inc. (7a) .................      1,100         45
 Teradyne, Inc. (7a) .........................        600         40
 Wesley Jessen Visioncare, Inc. (7a) .........        800         30
  INSURANCE (0.87 %)
 Blanch (E.W.), Holdings, Inc. ...............        450         28
 Pre-Paid Legal Services, Inc. (7a) ..........        900         22
 Radian Group, Inc. ..........................        723         35
  INSURANCE AGENTS, BROKERS & SERVICE (0.29 %)
 First Health Group Corp. (7a) ...............        600         16
 Inspire Insurance
    Solutions, Inc. (7a) .....................      2,600         12
  LEATHER & LEATHER PRODUCTS (0.33 %)
 Cole (Kenneth)
    Productions, Inc. (7a) ...................        700         32
  LIFE INSURANCE (0.31 %)
 Nationwide Financial
    Services, Inc. - Class A .................        600         17
 Protective Life Corporation .................        400         13
  MACHINERY, EQUIPMENT & SUPPLIES (0.08 %)
 MSC Industrial Direct Co., Inc. -
    Class A (7a) .............................        600          8
  MANAGEMENT SERVICES (0.64 %)
 First Consulting Group, Inc. (7a) ...........        800         12
 Lason, Inc. (7a) ............................        500          6
 Navigant Consulting, Inc. (7a) ..............        400          4
 Profit Recovery Group
    International, Inc. (7a) .................        300          8
 Whittman-Hart, Inc. (7a) ....................        400         21
 Xceed Inc. (7a) .............................        300         12
  MANUFACTURING INDUSTRIES (0.40 %)
 Jakks Pacific, Inc. (7a) ....................        900         17
 Steinway Musical
    Instruments, Inc. (7a) ...................      1,100         22
  MEDICAL INSTRUMENTS & SUPPLIES (1.53 %)
 DENTSPLY International, Inc. ................      1,000         24
 Hanger Orthopedic
    Group, Inc. (7a) .........................        600          6
 Mentor Corporation ..........................      1,700         44
 ResMed Inc. (7a) ............................        600         25
 Sybron International
    Corporation (7a) .........................        800         20
 Ventana Medical System, Inc. (7a) ...........        400         10
 Visx, Incorporated (7a) .....................        400         21


                                                  NUMBER OF    MARKET
                                                    SHARES     VALUE
                                                  ---------   -------

COMMON STOCKS (CONTINUED)
  MOTION PICTURES (0.31 %)
 Macrovision Corporation (7a) ................        400      $  30
  OIL & GAS EXTRACTION (1.38 %)
 Barrett Resources
    Corporation (7a) .........................        600         18
 BJ Services Company (7a) ....................        900         38
 Cal Dive International, Inc. (7a) ...........        600         20
 Noble Affiliates, Inc. ......................        950         20
 Oceaneering
    International, Inc. (7a) .................      1,000         15
 UTI Energy Corp. (7a) .......................      1,100         25
  PERSONAL SERVICES (0.11 %)
 G&K Services, Inc. ..........................        350         11
  PHARMACEUTICALS (4.33 %)
 Andrx Corporation (7a) ......................        600         25
 Biogen, Inc. (7a) ...........................        100          8
 Chattem, Inc. (7a) ..........................        850         16
 Forest Laboratories, Inc. (7a) ..............        450         28
 Inhale Therapeutic Systems (7a) .............      1,100         47
 Jones Pharma Inc. ...........................      1,300         56
 K-V Pharmaceutical
    Company - Class A (7a) ...................        700         15
 Liposome Company,
    Inc. (The) (7a) ..........................      1,500         18
 Medco Research, Inc. (7a) ...................      1,400         42
 Priority Healthcare
    Corporation - Class B (7a) ...............        900         26
 Serologicals Corporation (7a) ...............      1,900         11
 Shire Pharmaceuticals
    Group PLC - ADR (7a) .....................      1,797         52
 Techne Corporation (7a) .....................        600         33
 Theragenics Corporation (7a) ................      2,200         20
 Watson Pharmaceuticals, Inc. (7a) ...........        800         29
  PRIMARY METAL INDUSTRIES (0.27 %)
 Andrew Corporation (7a) .....................        900         17
 Maverick Tube Corporation (7a) ..............        400         10
  PRINTING & PUBLISHING (0.72 %)
 Consolidated Graphics, Inc. (7a) ............      1,150         17
 Harte-Hanks Inc. ............................      1,600         35
 Topps Company, Inc. (The) (7a) ..............      1,800         19
  RADIO & TELEVISION BROADCASTING (3.06 %)
 Cox Radio, Inc. - Class A (7a) ..............        800         80
 Emmis Communications
    Corporation - Class A (7a) ...............        800        100
 Hispanic Broadcasting Corp. (7a) ............        250         23

See Notes to the Financial Statements, which is an integral part of this report.

102  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                     NUMBER OF   MARKET
                                                      SHARES      VALUE
                                                     ---------   -------
COMMON STOCKS (CONTINUED)
  RADIO & TELEVISION BROADCASTING  (CONTINUED)
 Pegasus Communications
    Corporation (7a) ..........................        300      $  29
 Price Communications
    Corporation (7a) ..........................        200          6
 Univision Communications Inc. -
    Class A (7a) ..............................        150         15
 USA Networks, Inc. (7a) ......................        300         17
 Young Broadcasting Inc. -
    Class A (7a) ..............................        600         31
  RADIO, TELEVISION, & COMPUTER STORES (0.33 %)
 Tweeter Home Entertainment
    Group, Inc. (7a) ..........................        900         32
  REAL ESTATE (0.52 %)
 Catellus Development
    Corporation (7a) ..........................      1,600         21
 Pinnacle Holdings Inc. (7a) ..................        700         30
  RESEARCH & TESTING SERVICES (0.57 %)
 ACNielsen Corporation (7a) ...................      1,000         25
 Catalytica, Inc. (7a) ........................      1,750         24
 Meta Group, Inc. (7a) ........................        350          7
  RESTAURANTS (1.62 %)
 Applebee's International, Inc. ...............      1,400         41
 Brinker International, Inc. (7a) .............        900         22
 CEC Entertainment Inc. (7a) ..................        200          6
 Outback Steakhouse, Inc. (7a) ................      1,100         29
 P.F. Chang's
    China Bistro, Inc. (7a) ...................        400         10
 Papa John's
    International, Inc. (7a) ..................        700         18
 Rare Hospitality
    International, Inc. (7a) ..................        600         13
 Sonic Corp. (7a) .............................        700         20
  RETAIL TRADE (1.26 %)
 1-800-FLOWERS.COM, Inc. (7a) .................      1,200         13
 Barnes & Noble, Inc. (7a) ....................        600         12
 CDW Computer Centers, Inc. (7a) ..............        800         63
 Global Imaging Systems, Inc. (7a) ............      1,000         12
 Insight Enterprises, Inc. (7a) ...............        600         24
  SAVINGS INSTITUTIONS (0.13 %)
 Telebanc Financial
    Corporation (7a) ..........................        500         13

                                                     NUMBER OF   MARKET
                                                      SHARES     VALUE
                                                     ---------   -------
COMMON STOCKS (CONTINUED)
  SECURITY & COMMODITY BROKERS (1.76 %)
 Affiliated Managers
    Group, Inc. (7a) ..........................      1,500      $  61
 AmeriCredit Corp. (7a) .......................      1,600         30
 Investment Technology
    Group, Inc. ...............................        400         12
 Legg Mason, Inc. .............................        500         18
 Waddell & Reed Financial, Inc. -
    Class A ...................................      1,900         52
  SOCIAL SERVICES (0.24 %)
 Bright Horizons Family
    Solutions, Inc. (7a) ......................      1,300         24
  TELECOMMUNICATIONS (1.97 %)
 AT&T Canada Inc. (7a) ........................        900         36
 ICG Communications, Inc. (7a) ................      1,300         24
 ITC Deltacom, Inc. (7a) ......................      1,200         33
 Time Warner Telecom Inc. -
    Class A (7a) ..............................      1,000         50
 United States Cellular
    Corporation (7a) ..........................        500         50
  TEXTILE MILL PRODUCTS (0.50 %)
 Mohawk Industries, Inc. (7a) .................      1,850         49
  TRANSPORTATION & PUBLIC UTILITIES (0.18 %)
 C.H. Robinson Worldwide, Inc. ................        100          4
 Eagle USA Airfreight, Inc. (7a) ..............        100          4
 Preview Travel, Inc. (7a) ....................        200         10
  TRUCKING & WAREHOUSING (0.62 %)
 Swift Transportation
    Co., Inc. (7a) ............................      1,800         32
 USFreightways Corporation ....................        600         29
  VARIETY STORES (1.10 %)
 Cost Plus, Inc. (7a) .........................      1,050         37
 Dollar Tree Stores, Inc. (7a) ................      1,200         58
 Family Dollar Stores, Inc. ...................        800         13
  WHOLESALE TRADE DURABLE GOODS (1.08 %)
 Patterson Dental Company (7a) ................        650         28
 PSS World Medical, Inc. (7a) .................      2,100         20
 SCP Pool Corporation (7a) ....................        200          5
 Tech Data Corporation (7a) ...................        900         24
 Watsco, Inc. .................................      2,500         29

See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  103

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                NUMBER OF   MARKET
                                                 SHARES     VALUE
                                                --------   -------
COMMON STOCKS (CONTINUED)
  WHOLESALE TRADE NONDURABLE GOODS (0.31 %)
 U.S. Foodservice (7a) ....................       1,800      $   30
                                                             ------
 Total Common Stocks
 (cost: $ 7,354) ......................................       9,391
                                                             ------
 Total Investment Securities
 (cost: $ 7,354) ......................................      $9,391
                                                             ======
SUMMARY
 Investments, at market value..............     95.59 %      $9,391
 Other assets
    in excess of liabilities...............      4.41 %         433
                                               --------      ------
 Net assets ...............................    100.00 %      $9,824
                                               ========      ======


See Notes to the Financial Statements, which is an integral part of this report.

104  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL SALOMON ALL CAP
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                     PRINCIPAL   MARKET
                                                      AMOUNT     VALUE
                                                     ---------   ------

CORPORATE DEBT SECURITIES (1.38 %) (7F)
    INDUSTRIAL MACHINERY & EQUIPMENT (1.29 %)
  Harnischfeger Industries, Inc. (7h)
    8.90 %, due 03/01/2022 ......................      $ 25      $ 10
 Harnischfeger Industries, Inc. (7h)
    8.70 %, due 06/15/2022 ......................       125        50
 Harnischfeger Industries, Inc. (7h)
    7.25 %, due 12/15/2025 ......................        25        10
 Harnischfeger Industries, Inc. (7h)
    6.88 %, due 02/15/2027 ......................        40        16
    MORTGAGE BANKERS AND BROKERS (0.09 %)
  ContiFinancial Corporation
    8.38 %, due 08/15/2003 ......................        50         6
                                                                 ----
  Total Corporate Debt Securities
 (cost: $ 143) ..................................                  92
                                                                 ----
CONVERTIBLE BONDS (1.11 %)
   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.11 %)
  Sunbeam Corporation - 144A (7c)
    Zero coupon, due 03/25/2018 .................       500        74
                                                                 ----
  Total Convertible Bonds
 (cost: $ 92) .............................................        74
                                                                 ----

                                                     NUMBER OF   MARKET
                                                      SHARES     VALUE
                                                     ---------  -------
PREFERRED STOCKS (1.41 %)
   PRINTING & PUBLISHING (1.41 %)
  News Corporation
    Limited (The) - ADR .........................     2,800     $  94
                                                                -----
  Total Preferred Stocks
 (cost: $ 86) .............................................        94
                                                                -----
COMMON STOCKS (83.12 %)
   AGRICULTURE (1.69 %)
  Michael Foods, Inc. ...........................     4,600       113
    BEVERAGES (1.62 %)
  Pepsi Bottling Group, Inc. (The) ..............     6,500       108
  CHEMICALS & ALLIED PRODUCTS (3.56 %)
 Geon Company (The) .............................     3,200       104
 Olin Corporation ...............................     1,900        38
 OM Group, Inc. .................................     2,800        96
  COMMERCIAL BANKS (5.59 %)
  Bank of New York
    Company, Inc. (The) (7i) ....................     2,800       112
 Comerica Incorporated ..........................     1,700        79



                                                   NUMBER OF   MARKET
                                                    SHARES     VALUE
                                                   ---------   ------
COMMON STOCKS (CONTINUED)
  COMMERCIAL BANKS (CONTINUED)
 FleetBoston Financial Corp. .................        1,900    $   66
 Mercantile Bankshares Corporation ...........        1,800        57
 Peoples Heritage Financial
    Group, Inc. ..............................        4,000        60
  COMMUNICATION (1.50 %)
 NTL Incorporated (7a) .......................          800       100
  COMMUNICATIONS EQUIPMENT (3.56 %)
 Comverse Technology, Inc. (7a) ..............          500        72
 Digital Microwave Corp. (7a) ................        3,800        89
 Newbridge Networks
    Corporation (7a) .........................        3,400        77
  COMPUTER & DATA PROCESSING SERVICES (1.68 %)
 Amdocs, Inc. (7a) ...........................        1,900        66
 Paradigm Geophysical Ltd. (7a) ..............        5,300        26
 Technology Solutions
    Company (7a) .............................          600        20
  COMPUTER & OFFICE EQUIPMENT (7.15 %)
 3Com Corporation (7a) .......................        1,900        89
 International Business
    Machines Corp. ...........................          600        65
 S3 Incorporated (7a) ........................        8,400        97
 Seagate Technology, Inc. (7a) (7i) ..........        4,900       227
  DEPARTMENT STORES (3.10 %)
  Federated Department
    Stores, Inc. (7a) ........................        4,100       207
  ELECTRONIC COMPONENTS & ACCESSORIES (2.63 %)
 Advanced Micro Devices, Inc. (7a) ...........        3,300        95
 Cypress Semiconductor
    Corporation (7a) .........................        2,500        81
  FOOD & KINDRED PRODUCTS (8.26 %)
 Hormel Foods Corporation ....................        4,500       183
 John B. Sanfilippo & Son, Inc. (7a) .........        4,900        20
 Nabisco Group Holdings ......................       18,000       191
 Philip Morris Companies Inc. ................        2,400        56
 Tyson Foods, Inc. - Class A .................        6,300       102
  FOOD STORES (5.76 %)
 Delhaize America, Inc. - Class A ............        1,000        20
 Delhaize America, Inc. - Class B ............        5,500       115
 Hannaford Bros. Co. .........................        1,300        90
 Safeway Inc. (7a) ...........................        4,500       160
  INDUSTRIAL MACHINERY & EQUIPMENT (2.21 %)
 Harnischfeger Industries, Inc. (7a) .........       18,700         8
 Ingersoll-Rand Company ......................        1,100        61

See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  105

SCHEDULE OF INVESTMENTS
WRL SALOMON ALL CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                   NUMBER OF   MARKET
                                                    SHARES     VALUE
                                                   ---------   ------
COMMON STOCKS (CONTINUED)
  INDUSTRIAL MACHINERY & EQUIPMENT (CONTINUED)
 SpeedFam International, Inc. (7a) ...........       6,100      $   79
  LIFE INSURANCE (1.42 %)
 Protective Life Corporation .................       3,000          95
  METAL CANS & SHIPPPING CONTAINERS (1.54 %)
 Crown Cork & Seal Company, Inc. .............       4,600         103
  OIL & GAS EXTRACTION (3.90 %)
 Devon Energy Corporation ....................       5,100         168
 R&B Falcon Corporation (7a) .................       7,000          93
  PAPER & ALLIED PRODUCTS (1.44 %)
  International Paper Company ................       1,700          96
  PETROLEUM REFINING (5.89 %)
 Conoco Inc. - Class B .......................       2,600          65
 Suncor Energy Inc. ..........................       1,900          79
 Tesoro Petroleum
    Corporation (7a) .........................       8,500          98
 Tosco Corporation ...........................       2,800          76
 Valero Energy Corporation ...................       3,800          76
  PHARMACEUTICALS (1.56 %)
 Pharmacia & Upjohn, Inc. ....................       2,300         104
  PRIMARY METAL INDUSTRIES (1.85 %)
 AK Steel Holding Corporation ................       4,600          87
 LTV Corporation, (The) ......................       9,000          37
  PRINTING & PUBLISHING (1.33 %)
 Primedia, Inc. (7a) .........................       5,400          89
  RADIO & TELEVISION BROADCASTING (2.32 %)
 Hearst-Argyle Television, Inc. (7a) .........       3,200          85
 Sinclair Broadcast Group, Inc. -
    Class A (7a) .............................       5,700          70
  SECURITY & COMMODITY BROKERS (1.27 %)
 Goldman Sachs Group, Inc. (The) .............         900          85
  TELECOMMUNICATIONS (8.81 %)
 AT&T Corp. - Liberty Media
    Group - Class A (7a) .....................       1,900         108
 Bell Atlantic Corporation ...................       2,000         123
 GTE Corporation .............................       1,300          92
 MCI WORLDCOM, Inc. (7a) .....................       1,200          64
 Rogers Cantel Mobile
    Communications Inc. -
    Class B (7a) .............................       3,700         135


                                                   NUMBER OF   MARKET
                                                    SHARES     VALUE
                                                   ---------   ------
COMMON STOCKS (CONTINUED)
  TELECOMMUNICATIONS (CONTINUED)
 SBC Communications Inc. .....................       1,400      $   68
  TRUCKING & WAREHOUSING (1.03 %)
 United Parcel Service, Inc. -
    Class B ..................................       1,000          69
  VARIETY STORES (2.45 %)
 Costco Wholesale Corporation (7a) ...........       1,800         164
                                                                ------
 Total Common Stocks
 (cost: $ 5,354)
                                                                 5,558
                                                                ------

                                                   NUMBER OF     MARKET
                                                   CONTRACTS     VALUE
                                                   ----------   -------
OPTIONS (0.54 %)
  Amazon.Com, Inc. Puts Strike $ 80,
    Expires 01/22/2000 .......................           1      $    1
  Rite Aid Corporation Puts Strike $ 10,
    Expires 01/22/2000 .......................           6         (7g)
  S&P 500 Index Calls Strike $ 1,375,
    Expires 01/22/2000 .......................           3          31
  S&P 500 Index Puts Strike $ 1,425,
    Expires 01/22/2000 .......................           3           4
                                                                ------
  Total Options
 (cost: $ 37).................................                      36
                                                                ------

                                                    PRINCIPAL   MARKET
                                                     AMOUNT     VALUE
                                                 -------------  -------
SHORT-TERM OBLIGATIONS (12.14 %)
  State Street Bank and Trust
    Company (7e)
    3.00 %, Repurchase Agreement
    dated 12/31/1999 to be
    repurchased at $ 812 on
    01/03/2000 ...............................   $     812      $  812
                                                                ------
  Total Short-Term Obligations
 (cost: $ 812)................................
                                                                   812
                                                                ------
  Total Investment Securities
  (cost: $ 6,524) ............................                  $6,666
                                                                ======
SUMMARY
 Investments, at market value ................     99.70 %      $6,666
  Other assets in
    excess of liabilities ....................      0.30 %          20
                                                 ---------      ------
 Net assets ..................................    100.00 %      $6,686
                                                 =========      ======


See Notes to the Financial Statements, which is an integral part of this report.

106  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL PILGRIM BAXTER MID CAP GROWTH
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                  NUMBER OF       MARKET
                                                   SHARES         VALUE
                                                  ---------     ---------

COMMON STOCKS (91.72 %)
    AMUSEMENT & RECREATION SERVICES (0.78 %)
  Premier Parks Inc. (7a) .....................      10,100      $  292
    APPAREL & ACCESSORY STORES (2.06 %)
  American Eagle
    Outfitters, Inc. (7a) .....................      17,000         765
  BUSINESS SERVICES (14.27 %)
 Akamai Technologies, Inc. (7a) ...............         900         295
 Broadbase Software, Inc. (7a) ................       1,500         169
 Exodus Communications, Inc. (7a) .............       7,400         657
 Getty Images, Inc. (7a) ......................      16,900         826
 Lamar Advertising Company (7a) ...............      12,900         781
 Lycos, Inc. (7a) .............................       9,200         732
 Omnicom Group, Inc. ..........................       7,500         750
 Redback Networks Inc. (7a) ...................       3,900         692
 United Rentals, Inc. (7a) ....................       6,400         110
 Viant Corporation (7a) .......................       3,000         297
  COMMUNICATIONS EQUIPMENT (4.13 %)
 C-COR Electronics, Inc. (7a) .................       3,400         261
 Ciena Corporation (7a) .......................       5,000         288
 CommScope, Inc. (7a) .........................       5,800         234
 Ditech Communications
    Corporation (7a) ..........................       2,500         234
 Powerwave Technologies, Inc. (7a) ............       3,100         181
 Sycamore Networks, Inc. (7a) .................       1,100         339
  COMPUTER & DATA PROCESSING SERVICES (25.62 %)
 Active Software, Inc. (7a) ...................       2,300         212
 Ariba, Inc. (7a) .............................       4,200         745
 Art Technology Group, Inc. (7a) ..............       4,400         564
 BEA Systems, Inc. (7a) .......................       5,000         350
 Broadvision, Inc. (7a) .......................       2,300         391
 Check Point Software
    Technologies, Ltd. (7a) ...................       3,000         596
 Commerce One, Inc. (7a) ......................       2,700         531
 F5 Networks, Inc. (7a) .......................       2,200         251
 Informatica Corporation (7a) .................       4,400         468
 InfoSpace.com, Inc. (7a) .....................       4,900       1,048
 InterTrust Technologies
    Corporation (7a) ..........................         500          59
 Microstrategy Incorporated (7a) ..............       3,800         798
 Rare Medium Group, Inc. (7a) .................      12,600         430
 USWeb Corporation (7a) .......................      14,700         653
 Verio Inc. (7a) ..............................       6,600         305
 Verisign, Inc. (7a) ..........................       5,500       1,049
 Veritas Software Corporation (7a) ............       3,350         479
 Vignette Corporation (7a) ....................       3,700         603
  COMPUTER & OFFICE EQUIPMENT (4.23 %)
 Emulex Corporation (7a) ......................       8,700         978


                                                  NUMBER OF       MARKET
                                                   SHARES         VALUE
                                                  ---------     ---------

COMMON STOCKS (CONTINUED)
  COMPUTER & OFFICE EQUIPMENT (CONTINUED)
 Juniper Networks, Inc. (7a) ...................        900      $  306
 VA Linux Systems, Inc. (7a) ...................      1,400         289
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.94 %)
  Gemstar International Group
    Limited (7a) ...............................      4,900         349
  ELECTRONIC COMPONENTS & ACCESSORIES (12.41 %)
 Atmel Corporation (7a) ........................     11,400         337
 Cypress Semiconductor
    Corporation (7a) ...........................     10,500         340
 Fairchild Semiconductor
    Corporation - Class A (7a) .................      7,600         226
 Finisar Corporation (7a) ......................        800          72
 Flextronics International Ltd. (7a) ...........      7,200         331
 Integrated Device
    Technology, Inc. (7a) ......................      6,200         180
 JDS Uniphase Corporation (7a) .................      6,000         968
 LSI Logic Corporation (7a) ....................      4,300         290
 Microchip Technology
    Incorporated (7a) ..........................      3,400         233
 MRV Communications, Inc. (7a) .................      7,300         459
 QLogic Corporation (7a) .......................      1,600         256
 Triquint Semiconductor, Inc. (7a) .............      8,300         923
  FOOD STORES (0.47 %)
 Whole Foods Market, Inc. (7a) .................      3,800         176
  INDUSTRIAL MACHINERY & EQUIPMENT (3.52 %)
 Cooper Cameron Corporation (7a) ...............     11,200         548
 Mettler-Toledo
    International Inc. (7a) ....................     19,900         760
  INSTRUMENTS & RELATED PRODUCTS (2.29 %)
 Cytyc Corporation (7a) ........................      4,700         287
 PE Corporation - PE Biosystems
    Group ......................................      2,900         349
 PerkinElmer, Inc. .............................      5,200         217
  OIL & GAS EXTRACTION (1.39 %)
 Diamond Offshore Drilling, Inc. ...............     10,800         330
 EOG Resources, Inc. ...........................     10,700         188
  PHARMACEUTICALS (6.83 %)
 Allscripts, Inc. (7a) .........................     12,200         537
 Medicis Pharmaceutical
    Corporation (7a) ...........................     10,600         451
 Medimmune, Inc. (7a) ..........................      5,900         978
 Teva Pharmaceutical
    Industries Ltd. - ADR ......................      8,000         574


See Notes to the Financial Statements, which is an integral part of this report.
                                                         1999 ANNUAL REPORT  107

SCHEDULE OF INVESTMENTS
WRL PILGRIM BAXTER MID CAP GROWTH (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                     NUMBER OF      MARKET
                                                      SHARES        VALUE
                                                     ---------     -------
COMMON STOCKS (CONTINUED)
  RADIO & TELEVISION BROADCASTING (2.61 %)
  Infinity Broadcasting Corp. -
    Class A (7a) ..............................       17,250      $   624
 Univision Communications Inc. -
    Class A (7a) ..............................        3,400          347
  RADIO, TELEVISION, & COMPUTER STORES (2.29 %)
  Circuit City Stores - Circuit
    City Group ................................        8,400          379
 Tandy Corporation ............................        9,600          472
  RESEARCH & TESTING SERVICES (1.00 %)
 Celgene Corporation (7a) .....................        5,300          371
  RETAIL TRADE (5.10 %)
 Insight Enterprises, Inc. (7a) ...............        8,500          345
 Tiffany & Co. ................................        8,400          750
 Zale Corporation (7a) ........................       16,600          803
  SECURITY & COMMODITY BROKERS (1.78 %)
  Ameritrade Holding Corporation -
    Class A (7a) ..............................       11,800          256
 E*Trade Group, Inc. (7a) .....................       15,600          408
                                                                  -------
 Total Common Stocks
  (cost: $ 24,325) .........................................       34,122
                                                                  -------

                                                     PRINCIPAL      MARKET
                                                      AMOUNT        VALUE
                                                     ---------      ------

SHORT-TERM OBLIGATIONS (7.62 %)
  Investors Bank & Trust
    Company (7e)
    3.06 %, Repurchase Agreement
    dated 12/31/1999 to be
    repurchased at $ 2,836 on
    01/03/2000 ................................      $ 2,835      $ 2,835
                                                                  -------
 Total Short-Term Obligations
  (cost: $ 2,835) .............................        2,835
                                                                  -------
 Total Investment Securities
  (cost: $ 27,160)
                                                                  $36,957
                                                                  =======
SUMMARY
 Investments, at market value .................      99.34 %      $36,957
 Other assets in
    excess of liabilities .....................       0.66 %          244
                                                     -------      -------
 Net assets ...................................      100.00 %     $37,201
                                                     =======      =======



See Notes to the Financial Statements, which is an integral part of this report.

108  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL DREYFUS MID CAP
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF    MARKET
                                                     SHARES      VALUE
                                                    ---------    ------
COMMON STOCKS (93.09 %)
  AEROSPACE (0.30 %)
 Cordant Technologies Inc. .....................        300      $  10
  AIR TRANSPORTATION (0.33 %)
 Alaska Air Group, Inc. (7a) ...................        300         11
  AMUSEMENT & RECREATION SERVICES (0.59 %)
 MGM Grand, Inc. (7a) ..........................        400         20
  APPAREL & ACCESSORY STORES (2.69 %)
 Abercrombie & Fitch Co. -
    Class A (7a) ...............................      1,100         29
 Ross Stores, Inc. .............................      2,000         36
 TJX Companies, Inc. (The) .....................      1,250         26
  APPAREL PRODUCTS (0.38 %)
 Nautica Enterprises, Inc. (7a) ................        100          1
 V.F. Corporation ..............................        400         12
  AUTO REPAIR, SERVICES & PARKING (1.03 %)
 Hertz Corporation (The) -
    Class A ....................................        700         35
  AUTOMOTIVE (0.33 %)
 Harley-Davidson, Inc. .........................        100          6
 Navistar International
    Corporation (7a) ...........................        100          5
  BUSINESS CREDIT INSTITUTIONS (0.53 %)
 Metris Companies Inc. .........................        500         18
  BUSINESS SERVICES (2.01 %)
 Redback Networks Inc. (7a) ....................        100         18
 Young & Rubicam Inc. ..........................        700         50
  CHEMICALS & ALLIED PRODUCTS (2.19 %)
 Cytec Industries Inc. (7a) ....................        700         16
 Dexter Corporation (The) ......................        200          8
 Dial Corporation (The) ........................      1,000         24
 Lauder, Estee Companies, Inc. .................
    (The) - Class A ............................        100          5
 Sherwin-Williams Company (The) ................      1,000         21
  COMMERCIAL BANKS (4.52 %)
 Associated Banc-Corp ..........................        500         17
 City National Corporation .....................        700         23
 Mercantile Bankshares Corporation .............      1,000         32
 North Fork Bancorporation, Inc. ...............      1,300         23
 Pacific Century Financial
    Corporation ................................        750         14
 Union Planters Corporation ....................        700         28
 UnionBanCal Corporation .......................        400         16


                                                    NUMBER OF    MARKET
                                                     SHARES      VALUE
                                                    ---------    ------

COMMON STOCKS (CONTINUED)
  COMMUNICATIONS EQUIPMENT (0.80 %)
 Sawtek Inc. (7a) ..............................        400      $  27
  COMPUTER & DATA PROCESSING SERVICES (14.38 %)
 Check Point Software
    Technologies, Ltd. (7a) ....................        200         40
 Compuware Corporation (7a) ....................      1,100         41
 Convergys Corporation (7a) ....................      2,000         61
 iXL Enterprises, Inc. (7a) ....................        500         28
 Legato Systems, Inc. (7a) .....................        400         28
 Proxicom, Inc. (7a) ...........................        300         37
 Rational Software
    Corporation (7a) ...........................        400         20
 Razorfish Inc. (7a) ...........................        300         29
 Sabre Group Holdings, Inc.,
    (The) (7a) .................................        950         49
 Symantec Corporation (7a) .....................        300         18
 Synopsys, Inc. (7a) ...........................        300         20
 USWeb Corporation (7a) ........................        550         24
 Verisign, Inc. (7a) ...........................        200         38
 Veritas Software Corporation (7a) .............        150         21
 Vignette Corporation (7a) .....................        200         33
  COMPUTER & OFFICE EQUIPMENT (1.65 %)
 Extreme Networks, Inc. (7a) ...................        400         33
 Lexmark International Group, Inc. -
    Class A (7a) ...............................        250         23
  CONSTRUCTION (0.21 %)
 Centex Corporation ............................        300          7
  EDUCATIONAL SERVICES (0.38 %)
 DeVRY Inc. (7a) ...............................        700         13
  ELECTRIC SERVICES (4.82 %)
 Allegheny Energy, Inc. ........................        800         22
 Constellation Energy Group, Inc. ..............        500         15
 DTE Energy Company ............................        900         28
 Energy East Corporation .......................      1,400         29
 GPU, Inc. .....................................        550         16
 OGE Energy Corp. ..............................        300          6
 Pinnacle West Capital Corporation .............      1,050         32
 TECO Energy, Inc. .............................        800         15
  ELECTRIC, GAS & SANITARY SERVICES (1.27 %)
 LG & E Energy Corp. ...........................      1,000         17
 Northern States Power Company .................      1,300         25
 Sierra Pacific Resources ......................         44          1
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.38 %)
 American Power Conversion
    Corporation (7a) ...........................        500         13


See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  109

SCHEDULE OF INVESTMENTS
WRL DREYFUS MID CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF    MARKET
                                                     SHARES      VALUE
                                                    ---------    ------


COMMON STOCKS (CONTINUED)
  ELECTRONIC COMPONENTS & ACCESSORIES (10.85 %)
 Altera Corporation (7a) ......................      1,100      $  54
 Jabil Circuit, Inc. (7a) .....................        700         51
 Linear Technology Corporation ................        550         39
 Maxim Integrated Products (7a) ...............      2,200        103
 RF Micro Devices, Inc. (7a) ..................        450         31
 Sanmina Corporation (7a) .....................        500         50
 Vitesse Semiconductor
    Corporation (7a) ..........................        750         39
  FABRICATED METAL PRODUCTS (0.44 %)
 Parker-Hannifin Corporation ..................        300         15
  FOOD & KINDRED PRODUCTS (0.83 %)
 Hormel Foods Corporation .....................        450         18
 Lancaster Colony Corporation .................        300         10
  FURNITURE & FIXTURES (1.42 %)
 Johnson Controls, Inc. .......................        300         17
 Leggett & Platt, Incorporated ................        700         15
 Miller, (Herman) Inc. ........................        700         16
  GAS PRODUCTION & DISTRIBUTION (0.80 %)
 Keyspan Corporation ..........................        650         15
 Peoples Energy Corporation ...................        350         12
  HEALTH SERVICES (0.68 %)
 Health Management
    Associates, Inc. - Class A (7a) ...........        400          5
 Lincare Holdings Inc. (7a) ...................        400         14
 Universal Health Services, Inc. -
    Class B (7a) ..............................        100          4
  HOTELS & OTHER LODGING PLACES (0.38 %)
 Park Place Entertainment
    Corporation (7a) ..........................      1,000         13
  INDUSTRIAL MACHINERY & EQUIPMENT (1.42 %)
 Briggs & Stratton Corporation ................        350         19
 Brunswick Corporation ........................        500         11
 Helix Technology Corporation .................        400         18
  INSTRUMENTS & RELATED PRODUCTS (0.62 %)
 Waters Corporation (7a) ......................        400         21
  INSURANCE (2.69 %)
 Mutual Risk Management Ltd. ..................        100          2
 PMI Group, Inc. (The) ........................      1,050         51
 Radian Group, Inc. ...........................        300         14
 Travelers Property Casualty Corp. -
    Class A ...................................        700         24

                                                    NUMBER OF    MARKET
                                                     SHARES      VALUE
                                                    ---------    ------

COMMON STOCKS (CONTINUED)
  LIFE INSURANCE (0.38 %)
 Nationwide Financial
    Services, Inc. - Class A ..................        450      $  13
  LUMBER & WOOD PRODUCTS (0.80 %)
 Georgia-Pacific Corporation
    (Timber Group) ............................        300          7
 Louisiana-Pacific Corporation ................      1,400         20
  MANUFACTURING INDUSTRIES (0.35 %)
 Blyth Industries, Inc. (7a) ..................        500         12
  MEDICAL INSTRUMENTS & SUPPLIES (1.42 %)
 Biomet, Incorporated .........................        950         38
 Visx, Incorporated (7a) ......................        200         10
  MISC. GENERAL MERCHANDISE STORES (0.77 %)
 BJ's Wholesale Club, Inc. (7a) ...............        700         26
  OIL & GAS EXTRACTION (2.78 %)
 Diamond Offshore Drilling, Inc. ..............        800         24
 Santa Fe International
    Corporation ...............................        700         18
 Transocean Sedco Forex Inc. ..................      1,000         34
 Vastar Resources, Inc. .......................        300         18
  PERSONAL SERVICES (0.92 %)
 Block, (H & R) Inc. ..........................        700         31
  PETROLEUM REFINING (1.54 %)
 Murphy Oil Corporation .......................        400         23
 Ultramar Diamond Shamrock
    Corporation ...............................      1,300         29
  PHARMACEUTICALS (6.38 %)
 Allergan, Inc. ...............................        700         35
 Biochem Pharma Inc. (7a) .....................        800         17
 Biogen, Inc. (7a) ............................      1,000         84
 Chiron Corporation (7a) ......................        700         30
 Medimmune, Inc. (7a) .........................        300         50
  PRIMARY METAL INDUSTRIES (0.86 %)
 AK Steel Holding Corporation .................        400          8
 Engelhard Corporation ........................      1,100         21
  PRINTING & PUBLISHING (2.04 %)
 Belo (A.H.) Corporation - Class A ............      1,300         25
 Knight-Ridder, Inc. ..........................        200         12
 Pulitzer Inc. ................................        100          4
 Washington Post Company (The) -
    Class B ...................................         50         28


See Notes to the Financial Statements, which is an integral part of this report.

110  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL DREYFUS MID CAP (CONTINUED)
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                 NUMBER OF    MARKET
                                                  SHARES      VALUE
                                                 ---------    ------

COMMON STOCKS (CONTINUED)
  RADIO & TELEVISION BROADCASTING (1.45 %)
 Hispanic Broadcasting Corp. (7a) .........         200      $   18
 Univision Communications Inc. -
    Class A (7a) ..........................         300          31
  RAILROADS (0.44 %)
 Kansas City Southern
    Industries, Inc. ......................         200          15
  RESEARCH & TESTING SERVICES (1.00 %)
 DST Systems, Inc. (7a) ...................         200          15
 Quintiles Transnational Corp. (7a) .......       1,000          19
  RESTAURANTS (0.77 %)
 Bob Evans Farms, Inc. ....................         600           9
 Brinker International, Inc. (7a) .........         700          17
  RETAIL TRADE (1.42 %)
 Zale Corporation (7a) ....................       1,000          48
  RUBBER & MISC. PLASTIC PRODUCTS (0.77 %)
 Sealed Air Corporation (7a) ..............         500          26
  SAVINGS INSTITUTIONS (0.89 %)
 Dime Bancorp, Inc. .......................       1,350          20
 Golden West Financial
    Corporation ...........................         300          10
  SECURITY & COMMODITY BROKERS (2.45 %)
 Edwards (A.G.), Inc. .....................       1,000          32
 Paine Webber Group, Inc. .................         250          10
 Price (T. Rowe) Associates ...............       1,100          41
  TELECOMMUNICATIONS (1.39 %)
 CenturyTel, Inc. .........................          50           2
 Telephone and Data Systems, Inc. .........         200          25
 United States Cellular
    Corporation (7a) ......................         200          20
  TRANSPORTATION EQUIPMENT (0.89 %)
 Trinity Industries, Inc. .................       1,050          30

                                                 NUMBER OF    MARKET
                                                  SHARES      VALUE
                                                 ---------    ------

COMMON STOCKS (CONTINUED)
  TRUCKING & WAREHOUSING (0.62 %)
 CNF Transportation Inc. ..................         200      $    7
 USFreightways Corporation ................         300          14
  VARIETY STORES (1.36 %)
 Dollar Tree Stores, Inc. (7a) ............         950          46
  WATER TRANSPORTATION (1.06 %)
 Tidewater Inc. ...........................       1,000          36
  WHOLESALE TRADE DURABLE GOODS (0.27 %)
 Patterson Dental Company (7a) ............         200           9
  WHOLESALE TRADE NONDURABLE GOODS (1.15 %)
 SUPERVALU INC ............................       1,050          21
 U.S. Foodservice (7a) ....................       1,100          18
                                                             ------
 Total Common Stocks
 (cost: $ 2,986) ..........................                   3,150
                                                             ------


                                                 PRINCIPAL    MARKET
                                                  AMOUNT      VALUE
                                                 ---------    ------

SHORT-TERM OBLIGATIONS (5.41 %)
 Investors Bank & Trust
    Company (7e)
    3.06 %, Repurchase Agreement
    dated 12/31/1999 to be
    repurchased at $ 183 on
    01/03/2000 ............................      $  183      $  183
                                                             ------
 Total Short-Term Obligations
 (cost: $ 183) ........................................         183
                                                             ------
 Total Investment Securities
 (cost: $ 3,169).......................................      $3,333
                                                             ======
SUMMARY
 Investments, at market value .............      98.50 %     $3,333
 Other assets in
    excess of liabilities .................      1.50 %          51
                                                 ------      ------
 Net assets ...............................      100.00 %    $3,384
                                                 ======      ======



See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  111

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS


                                                                        WRL           WRL           WRL            WRL
                                                                    J.P. MORGAN      AEGON         JANUS          JANUS
                                                                   MONEY MARKET      BOND         GROWTH         GLOBAL
ASSETS:
 Investments in securities, at cost .............................    $ 426,135    $ 156,957    $ 1,999,065    $   969,022
                                                                     =========    =========    ===========    ===========
 Foreign cash, at cost ..........................................    $       0    $       0    $         0    $         0
                                                                     =========    =========    ===========    ===========
 Investments in securities, at market value .....................    $ 426,135    $ 148,568    $ 4,128,268    $ 1,918,803
 Cash ...........................................................        1,438        3,307             52              0
 Foreign cash ...................................................            0            0              0              0
 Cash collateral for securities on loan .........................            0       21,584        434,975        197,268
 Receivables:
  Securities sold ...............................................            0            0         16,195          5,569
  Interest ......................................................        2,428        2,075            374             31
  Dividends .....................................................            0            0            563            209
  Dividend reclaims receivable ..................................            0            0              8            521
  Foreign currency contracts ....................................            0            0              0          8,469
  Other .........................................................            0           84          2,487            956
                                                                     ---------    ---------    -----------    -----------
   Total assets .................................................      430,001      175,618      4,582,922      2,131,826
                                                                     ---------    ---------    -----------    -----------
LIABILITIES:
 Securities purchased ...........................................            0            0          1,605            825
 Accounts payable and accrued liabilities:
  Investment advisory fees ......................................          128           60          2,596          1,204
  Due to custodian ..............................................            0            0              0             98
  Dividends to shareholders .....................................           52            0              0              0
  Deposits for securities on loan ...............................            0       21,584        434,975        197,268
  Foreign currency contracts ....................................            0            0              0          5,189
  Other fees ....................................................           10           89          2,506          1,032
                                                                     ---------    ---------    -----------    -----------
   Total liabilities ............................................          190       21,733        441,682        205,616
                                                                     ---------    ---------    -----------    -----------
    Net assets ..................................................    $ 429,811    $ 153,885    $ 4,141,240    $ 1,926,210
                                                                     =========    =========    ===========    ===========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ................................      450,000       50,000        100,000        100,000
                                                                     =========    =========    ===========    ===========
 Capital stock ($ .01 par value) ................................    $   4,298    $     145    $       531    $       514
 Additional paid-in capital .....................................      425,513      166,346      1,976,742        933,982
 Accumulated undistributed (distributions in excess of) net
   investment income (loss) .....................................            0          520          5,371          2,107
 Accumulated undistributed net realized gain (loss) on
   investment securities, futures contracts and foreign
   currency transactions ........................................            0       (4,737)        29,393         36,586
 Net unrealized appreciation (depreciation) on:
  Investment securities .........................................            0       (8,389)     2,129,203        949,781
  Futures contracts .............................................            0            0              0              0
  Foreign currency transactions .................................            0            0              0          3,240
                                                                     ---------    ---------    -----------    -----------
 Net assets applicable to outstanding shares of capital .........    $ 429,811    $ 153,885    $ 4,141,240    $ 1,926,210
                                                                     =========    =========    ===========    ===========
 Shares outstanding .............................................      429,811       14,508         53,096         51,419
                                                                     =========    =========    ===========    ===========
 Net asset value and offering price per share ...................    $    1.00    $   10.61    $     78.00    $     37.46
                                                                     =========    =========    ===========    ===========

See Notes to the Financial Statements, which is an integral part of this report.

112  WRL SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS

                                                                        WRL            WRL            WRL
                                                                       LKCM           VKAM           ALGER          WRL
                                                                     STRATEGIC      EMERGING      AGGRESSIVE       AEGON
                                                                   TOTAL RETURN      GROWTH         GROWTH        BALANCED
ASSETS:
 Investments in securities, at cost .............................    $ 492,452    $   925,204    $   617,215     $  90,325
                                                                     =========    ===========    ===========     =========
 Foreign cash, at cost ..........................................    $       0    $         0    $         0     $       0
                                                                     =========    ===========    ===========     =========
 Investments in securities, at market value .....................    $ 621,207    $ 1,917,261    $ 1,121,863     $ 107,505
 Cash ...........................................................           43              0              0             0
 Foreign cash ...................................................            0              0              0             0
 Cash collateral for securities on loan .........................       33,637        329,637        189,993         3,640
 Receivables:
  Securities sold ...............................................            0              0              0         4,121
  Interest ......................................................        3,119             50             30           541
  Dividends .....................................................          474            152             60           128
  Dividend reclaims receivable ..................................            1              1              0             0
  Foreign currency contracts ....................................            0              0              0             0
  Other .........................................................          201          1,627            822            19
                                                                     ---------    -----------    -----------     ---------
   Total assets .................................................      658,682      2,248,728      1,312,768       115,954
                                                                     ---------    -----------    -----------     ---------
LIABILITIES:
 Securities purchased ...........................................            0              0          3,569         3,131
 Accounts payable and accrued liabilities:
  Investment advisory fees ......................................          416          1,166            703            74
  Due to custodian ..............................................            0            295            157           612
  Dividends to shareholders .....................................            0              0              0             0
  Deposits for securities on loan ...............................       33,637        329,637        189,993         3,640
  Foreign currency contracts ....................................            0              0              0             0
  Other fees ....................................................          213          1,605            835            24
                                                                     ---------    -----------    -----------     ---------
   Total liabilities ............................................       34,266        332,703        195,257         7,481
                                                                     ---------    -----------    -----------     ---------
    Net assets ..................................................    $ 624,416    $ 1,916,025    $ 1,117,511     $ 108,473
                                                                     =========    ===========    ===========     =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ................................       75,000         75,000         75,000        50,000
                                                                     =========    ===========    ===========     =========
 Capital stock ($ .01 par value) ................................    $     371    $       416    $       336     $      86
 Additional paid-in capital .....................................      480,457        871,983        590,725        96,815
 Accumulated undistributed (distributions in excess of) net
  investment income (loss) ......................................        1,103         18,967         16,357           572
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and foreign
  currency transactions .........................................       13,730         32,602          5,445        (6,180)
 Net unrealized appreciation (depreciation) on:
  Investment securities .........................................      128,755        992,057        504,648        17,180
  Futures contracts .............................................            0              0              0             0
  Foreign currency transactions .................................            0              0              0             0
                                                                     ---------    -----------    -----------     ---------
 Net assets applicable to outstanding shares of capital .........    $ 624,416    $ 1,916,025    $ 1,117,511     $ 108,473
                                                                     =========    ===========    ===========     =========
 Shares outstanding .............................................       37,064         41,647         33,584         8,568
                                                                     =========    ===========    ===========     =========
 Net asset value and offering price per share ...................    $   16.85    $     46.01    $     33.28     $   12.66
                                                                     =========    ===========    ===========     =========

See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  113

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS

                                                                        WRL
                                                                     FEDERATED         WRL            WRL            WRL
                                                                      GROWTH &     DEAN ASSET      C.A.S.E.          NWQ
                                                                       INCOME      ALLOCATION       GROWTH       VALUE EQUITY
ASSETS:
 Investments in securities, at cost .............................    $ 80,657      $ 256,543       $ 89,054       $ 119,532
                                                                     ========      =========       ========       =========
 Foreign cash, at cost ..........................................    $      0      $       0       $      0       $       0
                                                                     ========      =========       ========       =========
 Investments in securities, at market value .....................    $ 74,094      $ 252,514       $ 93,764       $ 135,593
 Cash ...........................................................          50         13,172              0              50
 Foreign cash ...................................................           0              0              0               0
 Cash collateral for securities on loan .........................       2,245         10,601          6,122           7,895
 Receivables:
  Securities sold ...............................................       1,892              0          2,001           1,923
  Interest ......................................................           1          1,170              5               2
  Dividends .....................................................         296            497             48             208
  Dividend reclaims receivable ..................................           0              0              0               0
  Foreign currency contracts ....................................           0              0              0               0
  Other .........................................................           8             98             52              48
                                                                     --------      ---------       --------       ---------
   Total assets .................................................      78,586        278,052        101,992         145,719
                                                                     --------      ---------       --------       ---------
LIABILITIES:
 Securities purchased ...........................................           0          5,459          1,242             521
 Accounts payable and accrued liabilities:
  Investment advisory fees ......................................          48            182             64              92
  Due to custodian ..............................................           0              0            893               0
  Dividends to shareholders .....................................           0              0              0               0
  Deposits for securities on loan ...............................       2,245         10,601          6,122           7,895
  Foreign currency contracts ....................................           0              0              0               0
  Other fees ....................................................          13            103             63              53
                                                                     --------      ---------       --------       ---------
   Total liabilities ............................................       2,306         16,345          8,384           8,561
                                                                     --------      ---------       --------       ---------
    Net assets ..................................................    $ 76,280      $ 261,707       $ 93,608       $ 137,158
                                                                     ========      =========       ========       =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ................................      50,000         75,000         50,000          50,000
                                                                     ========      =========       ========       =========
 Capital stock ($ .01 par value) ................................    $     70      $     216       $     59       $     107
 Additional paid-in capital .....................................      81,237        263,920         83,333         134,494
 Accumulated undistributed (distributions in excess of) net
   investment income (loss) .....................................       1,776          2,168          6,098             569
 Accumulated undistributed net realized gain (loss) on
   investment securities, futures contracts and foreign
   currency transactions ........................................        (240)          (568)          (592)        (14,073)
 Net unrealized appreciation (depreciation) on:
  Investment securities .........................................      (6,563)        (4,029)         4,710          16,061
  Futures contracts .............................................           0              0              0               0
  Foreign currency transactions .................................           0              0              0               0
                                                                     --------      ---------       --------       ---------
 Net assets applicable to outstanding shares of capital .........    $ 76,280      $ 261,707       $ 93,608       $ 137,158
                                                                     ========      =========       ========       =========
 Shares outstanding .............................................       6,994         21,574          5,961          10,742
                                                                     ========      =========       ========       =========
 Net asset value and offering price per share ...................    $  10.91      $   12.13       $  15.70       $   12.77
                                                                     ========      =========       ========       =========

See Notes to the Financial Statements, which is an integral part of this report.

114  WRL SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS

                                                                         WRL
                                                                     GE/SCOTTISH                     WRL          WRL
                                                                      EQUITABLE         WRL         THIRD     J.P. MORGAN
                                                                    INTERNATIONAL        GE         AVENUE    REAL ESTATE
                                                                        EQUITY      U.S. EQUITY     VALUE     SECURITIES
 ASSETS:
  Investments in securities, at cost .............................    $ 25,778       $ 142,134    $ 17,388     $ 3,322
                                                                      ========       =========    ========     =======
  Foreign cash, at cost ..........................................    $      6       $       0    $      0     $     0
                                                                      ========       =========    ========     =======
  Investments in securities, at market value .....................    $ 33,649       $ 165,674    $ 18,717     $ 3,077
  Cash ...........................................................           0          13,519         492          86
  Foreign cash ...................................................           5               0           0           0
  Cash collateral for securities on loan .........................       1,148           4,024           0           0
  Receivables:
   Securities sold ...............................................           0               0           0           9
   Interest ......................................................           6              47           2           1
   Dividends .....................................................          13             135          21          29
   Dividend reclaims receivable ..................................          31               4           0           0
   Foreign currency contracts ....................................           0               0           0           0
   Other .........................................................           6              61           0           0
                                                                      --------       ---------    --------     -------
    Total assets .................................................      34,858         183,464      19,232       3,202
                                                                      --------       ---------    --------     -------
 LIABILITIES:
  Securities purchased ...........................................           0               0           0           0
  Accounts payable and accrued liabilities:
   Investment advisory fees ......................................          28             118          12           0
   Due to custodian ..............................................          84               0           0           0
   Dividends to shareholders .....................................           0               0           0           0
   Deposits for securities on loan ...............................       1,148           4,024           0           0
   Foreign currency contracts ....................................           0               0           0           0
   Other fees ....................................................          19              55           3           3
                                                                      --------       ---------    --------     -------
    Total liabilities ............................................       1,279           4,197          15           3
                                                                      --------       ---------    --------     -------
     Net assets ..................................................    $ 33,579       $ 179,267    $ 19,217     $ 3,199
                                                                      ========       =========    ========     =======
 NET ASSETS CONSISTS OF:
  Capital stock shares authorized ................................      50,000          50,000      50,000      50,000
                                                                      ========       =========    ========     =======
  Capital stock ($ .01 par value).................................    $     24       $     113    $     18     $     4
  Additional paid-in capital .....................................      24,863         154,411      18,240       3,751
  Accumulated undistributed (distributions in excess of) net
   investment income (loss) ......................................         133             952         121         152
  Accumulated undistributed net realized gain (loss) on
   investment securities, futures contracts and foreign
   currency transactions .........................................         689              (1)       (541)       (463)
  Net unrealized appreciation (depreciation) on:
   Investment securities .........................................       7,871          23,540       1,379        (245)
   Futures contracts .............................................           0             252           0           0
   Foreign currency transactions .................................          (1)              0           0           0
                                                                      ---------      ---------    --------     -------
  Net assets applicable to outstanding shares of capital .........    $ 33,579       $ 179,267    $ 19,217     $ 3,199
                                                                      ========       =========    ========     =======
  Shares outstanding .............................................       2,351          11,352       1,838         397
                                                                      ========       =========    ========     =======
  Net asset value and offering price per share ...................    $  14.28       $   15.79    $  10.45     $  8.06
                                                                      ========       =========    ========     =======

See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  115

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS

                                                                        WRL             WRL              WRL              WRL
                                                                   GOLDMAN SACHS   GOLDMAN SACHS    T. ROWE PRICE    T. ROWE PRICE
                                                                       GROWTH        SMALL CAP     DIVIDEND GROWTH     SMALL CAP
ASSETS:
 Investments in securities, at cost .............................     $ 7,092         $ 2,489          $ 8,813         $ 7,354
                                                                      =======         =======          =======         =======
 Foreign cash, at cost ..........................................     $     0         $     0          $     0         $     0
                                                                      =======         =======          =======         =======
 Investments in securities, at market value .....................     $ 8,115         $ 2,722          $ 8,635         $ 9,391
 Cash ...........................................................          50              51               91             439
 Foreign cash ...................................................           0               0                0               0
 Cash collateral for securities on loan .........................           0               0                0               0
 Receivables:
  Securities sold ...............................................          51               0                3               0
  Interest ......................................................           0               0                1               1
  Dividends .....................................................           5               2               15               1
  Dividend reclaims receivable ..................................           0               0                0               0
  Foreign currency contracts ....................................           0               0                0               0
  Other .........................................................           0               9                0               0
                                                                      -------         -------          -------         -------
   Total assets .................................................       8,221           2,784            8,745           9,832
                                                                      -------         -------          -------         -------
LIABILITIES:
 Securities purchased ...........................................          10               0                8               0
 Accounts payable and accrued liabilities:
  Investment advisory fees ......................................           0               0                0               0
  Due to custodian ..............................................           0               0                0               0
  Dividends to shareholders .....................................           0               0                0               0
  Deposits for securities on loan ...............................           0               0                0               0
  Foreign currency contracts ....................................           0               0                0               0
  Other fees ....................................................           7               1                7               8
                                                                      -------         -------          -------         -------
   Total liabilities ............................................          17               1               15               8
                                                                      -------         -------          -------         -------
    Net assets ..................................................     $ 8,204         $ 2,783          $ 8,730         $ 9,824
                                                                      =======         =======          =======         =======
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ................................      50,000          50,000           50,000          50,000
                                                                      =======         =======          =======         =======
 Capital stock ($ .01 par value) ................................     $     7         $     3          $     9         $     7
 Additional paid-in capital .....................................       7,078           2,413            9,104           7,658
 Accumulated undistributed (distributions in excess of) net
  investment income (loss) ......................................         124             119               60             259
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and foreign
  currency transactions .........................................         (28)              6             (265)           (137)
 Net unrealized appreciation (depreciation) on:
  Investment securities .........................................       1,023             233             (178)          2,037
  Futures contracts .............................................           0               9                0               0
  Foreign currency transactions .................................           0               0                0               0
                                                                      -------         -------          -------         -------
 Net assets applicable to outstanding shares of capital .........     $ 8,204         $ 2,783          $ 8,730         $ 9,824
                                                                      =======         =======          =======         =======
 Shares outstanding .............................................         698             247              943             732
                                                                      =======         =======          =======         =======
 Net asset value and offering price per share ...................     $ 11.75         $ 11.25          $  9.26         $ 13.41
                                                                      =======         =======          =======         =======

See Notes to the Financial Statements, which is an integral part of this report.

116  WRL SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS

                                                                        WRL              WRL             WRL
                                                                      SALOMON      PILGRIM BAXTER      DREYFUS
                                                                      ALL CAP      MID CAP GROWTH      MID CAP
ASSETS:
 Investments in securities, at cost .............................     $ 6,524         $ 27,160        $ 3,169
                                                                      =======         ========        =======
 Foreign cash, at cost ..........................................     $     0         $      0        $     0
                                                                      =======         ========        =======
 Investments in securities, at market value .....................     $ 6,666         $ 36,957        $ 3,333
 Cash ...........................................................          23               50             50
 Foreign cash ...................................................           0                0              0
 Cash collateral for securities on loan .........................           0                0              0
 Receivables:
  Securities sold ...............................................           0              782              0
  Interest ......................................................           2                0              0
  Dividends .....................................................           5                3              3
  Dividend reclaims receivable ..................................           0                0              0
  Foreign currency contracts ....................................           0                0              0
  Other .........................................................           0                0              0
                                                                      -------         --------        -------
   Total assets .................................................       6,696           37,792          3,386
                                                                      -------         --------        -------
LIABILITIES:
 Securities purchased ...........................................           5              564              0
 Accounts payable and accrued liabilities:
  Investment advisory fees ......................................           0               24              0
  Due to custodian ..............................................           0                0              0
  Dividends to shareholders .....................................           0                0              0
  Deposits for securities on loan ...............................           0                0              0
  Foreign currency contracts ....................................           0                0              0
  Other fees ....................................................           5                3              2
                                                                      -------         --------        -------
   Total liabilities ............................................          10              591              2
                                                                      -------         --------        -------
    Net assets ..................................................     $ 6,686         $ 37,201        $ 3,384
                                                                      =======         ========        =======
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ................................      50,000           50,000         50,000
                                                                      =======         ========        =======
 Capital stock ($ .01 par value) ................................     $     6         $     21        $     3
 Additional paid-in capital .....................................       6,199           25,419          3,218
 Accumulated undistributed (distributions in excess of) net
  investment income (loss) ......................................         454            2,014             34
 Accumulated undistributed net realized gain (loss) on
  investment securities, futures contracts and foreign
  currency transactions .........................................        (115)             (50)           (35)
 Net unrealized appreciation (depreciation) on:
  Investment securities .........................................         142            9,797            164
  Futures contracts .............................................           0                0              0
  Foreign currency transactions .................................           0                0              0
                                                                      -------         --------        -------
 Net assets applicable to outstanding shares of capital .........     $ 6,686         $ 37,201        $ 3,384
                                                                      =======         ========        =======
 Shares outstanding .............................................         598            2,096            316
                                                                      =======         ========        =======
 Net asset value and offering price per share ...................     $ 11.18         $  17.75        $ 10.72
                                                                      =======         ========        =======

See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  117

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

                                                                 WRL             WRL              WRL              WRL
                                                             J.P. MORGAN        AEGON            JANUS            JANUS
                                                            MONEY MARKET         BOND            GROWTH           GLOBAL
INVESTMENT INCOME:
 Interest ..............................................      $ 14,151        $  10,089       $    16,741       $   2,411
 Dividends .............................................             0                0             8,787           8,372
 Foreign tax withheld ..................................             0                0              (235)           (733)
                                                              --------        ---------       -----------       ---------
   Total investment income .............................        14,151           10,089            25,293          10,050
                                                              --------        ---------       -----------       ---------
EXPENSES:
 Investment advisory fees ..............................         1,079              731            25,490          10,294
 Printing and shareholder reports ......................            24               57               622             388
 Custody fees ..........................................            46               32               446             809
 Administrative service fees ...........................            14               33               306             223
 Legal fees ............................................             2                4                35              25
 Auditing and accounting fees ..........................             7                7                23              18
 Directors fees ........................................             0                1                11               8
 Registration fees .....................................             0                0                 1               0
 Other fees ............................................             3                4                53              28
                                                              --------        ---------       -----------       ---------
   Total expenses ......................................         1,175              869            26,987          11,793
Less:
 Advisory fee waiver and expense reimbursement .........             0                0                 0               0
 Fees paid indirectly ..................................             0                0                 3               0
                                                              --------        ---------       -----------       ---------
   Net expenses ........................................         1,175              869            26,984          11,793
                                                              --------        ---------       -----------       ---------
 Net investment income (loss) ..........................        12,976            9,220            (1,691)         (1,743)
                                                              --------        ---------       -----------       ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ................................             0             (411)        1,030,764         150,724
  Futures contracts ....................................             0                0                 0           1,754
  Foreign currency transactions ........................             0                0             1,083             113
                                                              --------        ---------       -----------       ---------
   Total net realized gain (loss) ......................             0             (411)        1,031,847         152,591
                                                              --------        ---------       -----------       ---------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ................................             0          (13,729)          598,301         637,121
  Futures contracts ....................................             0                0                 0               0
  Foreign currency transactions ........................             0                0               138           5,233
                                                              --------        ---------       -----------       ---------
   Total change in unrealized appreciation
     (depreciation) ....................................             0          (13,729)          598,439         642,354
                                                              --------        ---------       -----------       ---------
 Net gain (loss) on investment securities, futures
  contracts and foreign currency transactions ..........             0          (14,140)        1,630,286         794,945
                                                              --------        ---------       -----------       ---------
   Net increase (decrease) in net assets resulting
     from operations ...................................      $ 12,976        $  (4,920)      $ 1,628,595       $ 793,202
                                                              ========        =========       ===========       =========


See Notes to the Financial Statements, which is an integral part of this report.

118  WRL SERIES FUND, INC.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

                                                                 WRL             WRL             WRL
                                                                LKCM             VKAM           ALGER          WRL
                                                              STRATEGIC        EMERGING      AGGRESSIVE       AEGON
                                                            TOTAL RETURN        GROWTH         GROWTH        BALANCED
INVESTMENT INCOME:
 Interest ..............................................      $ 11,708        $   3,609      $     794      $  2,123
 Dividends .............................................         5,496            1,246          1,600           995
 Foreign tax withheld ..................................           (30)              (3)           (11)           (4)
                                                              --------        ----------     ---------      ---------
   Total investment income .............................        17,174            4,852          2,383         3,114
                                                              --------        ---------      ---------      --------
EXPENSES:
 Investment advisory fees ..............................         4,766            8,947          5,874           842
 Printing and shareholder reports ......................           155              373            308            41
 Custody fees ..........................................            92              180            106            21
 Administrative service fees ...........................            89              215            179            24
 Legal fees ............................................            10               24             20             3
 Auditing and accounting fees ..........................            11               11              8             7
 Directors fees ........................................             3                8              6             1
 Registration fees .....................................             0                1              1             0
 Other fees ............................................            14               24             17             3
                                                              --------        ---------      ---------      --------
   Total expenses ......................................         5,140            9,783          6,519           942
Less:
 Advisory fee waiver and expense reimbursement .........             0                0              0             0
 Fees paid indirectly ..................................             0                0              0             0
                                                              --------        ---------      ---------      --------
   Net expenses ........................................         5,140            9,783          6,519           942
                                                              --------        ---------      ---------      --------
 Net investment income (loss) ..........................        12,034           (4,931)        (4,136)        2,172
                                                              --------        ---------      ---------      --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ................................        38,778          304,116        125,070        (3,108)
  Futures contracts ....................................             0                0              0             0
  Foreign currency transactions ........................             0                0              0             0
                                                              --------        ---------      ---------      --------
   Total net realized gain (loss) ......................        38,778          304,116        125,070        (3,108)
                                                              --------        ---------      ---------      --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ................................        17,802          661,003        319,655         3,712
  Futures contracts ....................................             0                0              0             0
  Foreign currency transactions ........................             0                0              0             0
                                                              --------        ---------      ---------      --------
   Total change in unrealized appreciation
     (depreciation) ....................................        17,802          661,003        319,655         3,712
                                                              --------        ---------      ---------      --------
 Net gain (loss) on investment securities, futures
  contracts and foreign currency transactions ..........        56,580          965,119        444,725           604
                                                              --------        ---------      ---------      --------
   Net increase (decrease) in net assets resulting
     from operations ...................................      $ 68,614        $ 960,188      $ 440,589      $  2,776
                                                              ========        =========      =========      ========



See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  119

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

                                                                WRL
                                                             FEDERATED           WRL             WRL            WRL
                                                              GROWTH &       DEAN ASSET       C.A.S.E.          NWQ
                                                               INCOME        ALLOCATION        GROWTH       VALUE EQUITY
INVESTMENT INCOME:
 Interest ..............................................     $     246       $    8,809       $     80       $    274
 Dividends .............................................         3,782            3,855            456          2,255
 Foreign tax withheld ..................................            (3)             (20)            (3)             0
                                                             ----------      ----------       ---------      --------
   Total investment income .............................         4,025           12,644            533          2,529
                                                             ---------       ----------       --------       --------
EXPENSES:
 Investment advisory fees ..............................           615            2,623            670          1,215
 Printing and shareholder reports ......................            48               88             53             62
 Custody fees ..........................................            27               61             71             32
 Administrative service fees ...........................            28               51             31             36
 Legal fees ............................................             3                6              3              4
 Auditing and accounting fees ..........................             7                8              5              5
 Directors fees ........................................             1                2              1              1
 Registration fees .....................................             0                0              0              0
 Other fees ............................................             3                8              3              5
                                                             ---------       ----------       --------       --------
   Total expenses ......................................           732            2,847            837          1,360
Less: ..................................................
 Advisory fee waiver and expense reimbursement .........             0                0              0              0
 Fees paid indirectly ..................................             0                0              0              0
                                                             ---------       ----------       --------       --------
   Net expenses ........................................           732            2,847            837          1,360
                                                             ---------       ----------       --------       --------
 Net investment income (loss) ..........................         3,293            9,797           (304)         1,169
                                                             ---------       ----------       --------       --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ................................         1,800             (831)        11,672         (6,640)
  Futures contracts ....................................             0                0              0              0
  Foreign currency transactions ........................             0                0              0              0
                                                             ---------       ----------       --------       --------
   Total net realized gain (loss) ......................         1,800             (831)        11,672         (6,640)
                                                             ---------       ----------       --------       --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ................................        (8,969)         (26,992)        11,627         15,217
  Futures contracts ....................................             0                0              0              0
  Foreign currency transactions ........................             0                0              0              0
                                                             ---------       ----------       --------       --------
   Total change in unrealized appreciation
     (depreciation) ....................................        (8,969)         (26,992)        11,627         15,217
                                                             ---------       ----------       --------       --------
 Net gain (loss) on investment securities, futures
  contracts and foreign currency transactions ..........        (7,169)         (27,823)        23,299          8,577
                                                             ---------       ----------       --------       --------
   Net increase (decrease) in net assets resulting
     from operations ...................................     $  (3,876)      $  (18,026)      $ 22,995       $  9,746
                                                             =========       ==========       ========       ========



See Notes to the Financial Statements, which is an integral part of this report.

120  WRL SERIES FUND, INC.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

                                                                          WRL
                                                                      GE/SCOTTISH                     WRL          WRL
                                                                       EQUITABLE         WRL         THIRD     J.P. MORGAN
                                                                     INTERNATIONAL        GE         AVENUE    REAL ESTATE
                                                                         EQUITY      U.S. EQUITY     VALUE     SECURITIES
INVESTMENT INCOME:
 Interest .........................................................     $   108       $    395      $    81     $     8
 Dividends ........................................................         551          1,663          426         204
 Foreign tax withheld .............................................         (63)            (9)          (4)          0
                                                                        -------       ---------     --------    -------
   Total investment income ........................................         596          2,049          503         212
                                                                        -------       --------      -------     -------
EXPENSES:
 Investment advisory fees .........................................         329          1,178          146          25
 Printing and shareholder reports .................................          16             59            5           1
 Custody fees .....................................................         244             97           32          50
 Administrative service fees ......................................           9             27            3           0
 Legal fees .......................................................           1              3            0           0
 Auditing and accounting fees .....................................           6              6            7           7
 Directors fees ...................................................           0              1            0           0
 Registration fees ................................................           0              0            0           0
 Other fees .......................................................           1              2            0           0
                                                                        -------       --------      -------     -------
   Total expenses .................................................         606          1,373          193          83
Less:
 Advisory fee waiver and expense reimbursement ....................         112              0           11          52
 Fees paid indirectly .............................................           0              0            0           0
                                                                        -------       --------      -------     -------
   Net expenses ...................................................         494          1,373          182          31
                                                                        -------       --------      -------     -------
 Net investment income (loss) .....................................         102            676          321         181
                                                                        -------       --------      -------     -------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ...........................................       3,429         11,521         (541)       (230)
  Futures contracts ...............................................        (131)           311            0           0
  Foreign currency transactions ...................................          43             (1)           0           0
                                                                        -------       ---------     -------     -------
   Total net realized gain (loss) .................................       3,341         11,831         (541)       (230)
                                                                        -------       --------      -------     -------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ...........................................       4,810         11,437        2,835        (168)
  Futures contracts ...............................................         (17)           100            0           0
  Foreign currency transactions ...................................          (5)             0            0           0
                                                                        --------      --------      -------     -------
   Total change in unrealized appreciation (depreciation) .........       4,788         11,537        2,835        (168)
                                                                        -------       --------      -------     -------
 Net gain (loss) on investment securities, futures
  contracts and foreign currency transactions .....................       8,129         23,368        2,294        (398)
                                                                        -------       --------      -------     -------
   Net increase (decrease) in net assets resulting
     from operations ..............................................     $ 8,231       $ 24,044      $ 2,615     $  (217)
                                                                        =======       ========      =======     =======



See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  121

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

                                                                          WRL             WRL
                                                                     GOLDMAN SACHS   GOLDMAN SACHS
                                                                       GROWTH (1)    SMALL CAP (1)
INVESTMENT INCOME:
 Interest .........................................................     $    10          $   6
 Dividends ........................................................          23             14
 Foreign tax withheld .............................................           0              0
                                                                        -------          -----
   Total investment income ........................................          33             20
                                                                        -------          -----
EXPENSES:
 Investment advisory fees .........................................          26             12
 Printing and shareholder reports .................................           1              0
 Custody fees .....................................................          45             55
 Administrative service fees ......................................           0              0
 Legal fees .......................................................           0              0
 Auditing and accounting fees .....................................           7              7
 Directors fees ...................................................           0              0
 Registration fees ................................................           0              0
 Other fees .......................................................           0              0
                                                                        -------          -----
   Total expenses .................................................          79             74
Less:
 Advisory fee waiver and expense reimbursement ....................          50             61
 Fees paid indirectly .............................................           0              0
                                                                        -------          -----
   Net expenses ...................................................          29             13
                                                                        -------          -----
 Net investment income (loss) .....................................           4              7
                                                                        -------          -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ...........................................          92            179
  Futures contracts ...............................................           0             39
  Foreign currency transactions ...................................           0              0
                                                                        -------          -----
   Total net realized gain (loss) .................................          92            218
                                                                        -------          -----
 Change in unrealized appreciation (depreciation) on:
  Investment securities ...........................................       1,023            233
  Futures contracts ...............................................           0              9
  Foreign currency transactions ...................................           0              0
                                                                        -------          -----
   Total change in unrealized appreciation (depreciation) .........       1,023            242
                                                                        -------          -----
 Net gain (loss) on investment securities, futures
  contracts and foreign currency transactions .....................       1,115            460
                                                                        -------          -----
   Net increase (decrease) in net assets resulting
     from operations ..............................................     $ 1,119          $ 467
                                                                        =======          =====

                                                                             WRL                WRL
                                                                        T. ROWE PRICE      T. ROWE PRICE
                                                                     DIVIDEND GROWTH (1)   SMALL CAP (1)
INVESTMENT INCOME:
 Interest .........................................................        $    22           $    18
 Dividends ........................................................             73                 6
 Foreign tax withheld .............................................              0                 0
                                                                           -------           -------
   Total investment income ........................................             95                24
                                                                           -------           -------
EXPENSES:
 Investment advisory fees .........................................             31                32
 Printing and shareholder reports .................................              0                 1
 Custody fees .....................................................             43                66
 Administrative service fees ......................................              0                 1
 Legal fees .......................................................              0                 0
 Auditing and accounting fees .....................................              7                 7
 Directors fees ...................................................              0                 0
 Registration fees ................................................              0                 0
 Other fees .......................................................              0                 0
                                                                           -------           -------
   Total expenses .................................................             81               107
Less:
 Advisory fee waiver and expense reimbursement ....................             47                64
 Fees paid indirectly .............................................              0                 0
                                                                           -------           -------
   Net expenses ...................................................             34                43
                                                                           -------           -------
 Net investment income (loss) .....................................             61               (19)
                                                                           -------           -------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ...........................................           (266)              440
  Futures contracts ...............................................              0                 1
  Foreign currency transactions ...................................              0                 0
                                                                           -------           -------
   Total net realized gain (loss) .................................           (266)              441
                                                                           -------           -------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ...........................................           (178)            2,037
  Futures contracts ...............................................              0                 0
  Foreign currency transactions ...................................              0                 0
                                                                           -------           -------
   Total change in unrealized appreciation (depreciation) .........           (178)            2,037
                                                                           -------           -------
 Net gain (loss) on investment securities, futures
  contracts and foreign currency transactions .....................           (444)            2,478
                                                                           -------           -------
   Net increase (decrease) in net assets resulting
     from operations ..............................................        $  (383)          $ 2,459
                                                                           =======           =======


See Notes to the Financial Statements, which is an integral part of this report.

122  WRL SERIES FUND, INC.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

                                                                WRL                 WRL                WRL
                                                              SALOMON         PILGRIM BAXTER         DREYFUS
                                                            ALL CAP (1)     MID CAP GROWTH (1)     MID CAP (1)
INVESTMENT INCOME:
 Interest ..............................................       $  28             $     49            $   4
 Dividends .............................................          31                   10               10
 Foreign tax withheld ..................................           0                    0                0
                                                               -----             --------            -----
   Total investment income .............................          59                   59               14
                                                               -----             --------            -----
EXPENSES:
 Investment advisory fees ..............................          25                   76                7
 Printing and shareholder reports ......................           0                    1                0
 Custody fees ..........................................          49                   35               29
 Administrative service fees ...........................           0                    1                0
 Legal fees ............................................           0                    0                0
 Auditing and accounting fees ..........................           7                    7                7
 Directors fees ........................................           0                    0                0
 Registration fees .....................................           0                    0                0
 Other fees ............................................           0                    0                0
                                                               -----             --------            -----
   Total expenses ......................................          81                  120               43
Less:
 Advisory fee waiver and expense reimbursement .........          53                   35               34
 Fees paid indirectly ..................................           0                    0                0
                                                               -----             --------            -----
   Net expenses ........................................          28                   85                9
                                                               -----             --------            -----
 Net investment income (loss) ..........................          31                  (26)               5
                                                               -----             --------            -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities ................................         508                2,090               (6)
  Futures contracts ....................................           0                    0                0
  Foreign currency transactions ........................           0                    0                0
                                                               -----             --------            -----
   Total net realized gain (loss) ......................         508                2,090               (6)
                                                               -----             --------            ------
 Change in unrealized appreciation (depreciation) on:
  Investment securities ................................         142                9,797              164
  Futures contracts ....................................           0                    0                0
  Foreign currency transactions ........................           0                    0                0
                                                               -----             --------            -----
   Total change in unrealized appreciation
     (depreciation) ....................................         142                9,797              164
                                                               -----             --------            -----
 Net gain (loss) on investment securities, futures
  contracts and foreign currency transactions ..........         650               11,887              158
                                                               -----             --------            -----
  Net increase (decrease) in net assets resulting
   from operations .....................................       $ 681             $ 11,861            $ 163
                                                               =====             ========            =====


See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                              WRL                           WRL
                                                          J.P. MORGAN                      AEGON
                                                         MONEY MARKET                      BOND
                                                 ----------------------------- -----------------------------
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                      1999           1998           1999           1998
                                                 -------------- -------------- -------------- --------------
OPERATIONS:
 Net investment income (loss) ..................   $   12,976     $    8,307     $   9,220      $   8,175
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions ................            0              0          (411)         1,952
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions .................................            0              0       (13,729)         2,580
                                                   ----------     ----------     ---------      ---------
 Net increase (decrease) in net assets
  resulting from operations ....................       12,976          8,307        (4,920)        12,707
                                                   ----------     ----------     ---------      ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .........................      (12,976)        (8,307)       (8,875)        (8,188)
 In excess of net investment income ............            0              0             0              0
 Net realized gains ............................            0              0             0              0
 In excess of net realized gains ...............            0              0             0              0
                                                   ----------     ----------     ---------      ---------
  Total distributions ..........................      (12,976)        (8,307)       (8,875)        (8,188)
                                                   ----------     ----------     ---------      ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .............      991,379        415,785        45,448         81,280
 Dividends and distributions reinvested ........       12,976          8,307         8,875          8,188
 Cost of shares redeemed .......................     (744,275)      (374,069)      (57,387)       (52,897)
                                                   ----------     ----------     ---------      ---------
  Increase (decrease) in net assets from
   capital share transactions ..................      260,080         50,023        (3,064)        36,571
                                                   ----------     ----------     ---------      ---------
 Net increase (decrease) in net assets .........      260,080         50,023       (16,859)        41,090
NET ASSETS:
 Beginning of year .............................      169,731        119,708       170,744        129,654
                                                   ----------     ----------     ---------      ---------
 End of year ...................................   $  429,811     $  169,731     $ 153,885      $ 170,744
                                                   ==========     ==========     =========      =========
 Undistributed (distributions in excess of)
  net investment income ........................   $        0     $        0     $     520      $     175
                                                   ==========     ==========     =========      =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ........      169,731        119,708        14,727         11,637
                                                   ----------     ----------     ---------      ---------
 Shares issued .................................      991,379        415,785         3,991          6,906
 Shares issued - reinvestment of dividends
  and distributions ............................       12,976          8,307           834            706
 Shares redeemed ...............................     (744,275)      (374,069)       (5,044)        (4,522)
                                                   ----------     ----------     ---------      ---------
 Increase (decrease) in shares outstanding .....      260,080         50,023          (219)         3,090
                                                   ----------     ----------     ---------      ---------
 Shares outstanding - end of year ..............      429,811        169,731        14,508         14,727
                                                   ==========     ==========     =========      =========

                                                               WRL
                                                              JANUS
                                                             GROWTH
                                                 -------------------------------
                                                   DECEMBER 31,    DECEMBER 31,
                                                       1999            1998
                                                 --------------- ---------------
OPERATIONS:
 Net investment income (loss) ..................  $     (1,691)    $     5,859
 Net realized gain (loss) on investment
  securities, futures contracts and
  foreign currency transactions ................     1,031,847         109,620
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions .................................       598,439       1,067,908
                                                  ------------     -----------
 Net increase (decrease) in net assets
  resulting from operations ....................     1,628,595       1,183,387
                                                  ------------     -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .........................             0          (4,582)
 In excess of net investment income ............       (60,998)              0
 Net realized gains ............................      (659,821)        (20,376)
 In excess of net realized gains ...............             0               0
                                                  ------------     -----------
  Total distributions ..........................      (720,819)        (24,958)
                                                  ------------     -----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .............       484,176         334,912
 Dividends and distributions reinvested ........       720,819          24,958
 Cost of shares redeemed .......................    (1,057,588)       (271,695)
                                                  ------------     -----------
  Increase (decrease) in net assets from
   capital share transactions ..................       147,407          88,175
                                                  ------------     -----------
 Net increase (decrease) in net assets .........     1,055,183       1,246,604
NET ASSETS:
 Beginning of year .............................     3,086,057       1,839,453
                                                  ------------     -----------
 End of year ...................................  $  4,141,240     $ 3,086,057
                                                  ============     ===========
 Undistributed (distributions in excess of)
  net investment income ........................  $      5,371     $     1,083
                                                  ============     ===========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ........        51,486          49,925
                                                  ------------     -----------
 Shares issued .................................         6,984           7,017
 Shares issued - reinvestment of dividends
  and distributions ............................         9,823             540
 Shares redeemed ...............................       (15,197)         (5,996)
                                                  ------------     -----------
 Increase (decrease) in shares outstanding .....         1,610           1,561
                                                  ------------     -----------
 Shares outstanding - end of year ..............        53,096          51,486
                                                  ============     ===========

See Notes to the Financial Statements, which is an integral part of this report.

124  WRL SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                               WRL
                                                              JANUS
                                                             GLOBAL
                                                 -------------------------------
                                                   DECEMBER 31,    DECEMBER 31,
                                                       1999            1998
                                                 --------------- ---------------
OPERATIONS:
 Net investment income (loss) ..................   $    (1,743)    $     2,155
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ................       152,591          40,987
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions .................................       642,354         193,520
                                                   -----------     -----------
 Net increase (decrease) in net assets
  resulting from operations ....................       793,202         236,662
                                                   -----------     -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .........................             0          (5,524)
 In excess of net investment income ............             0               0
 Net realized gains ............................      (125,550)        (34,430)
 In excess of net realized gains ...............             0          (2,669)
                                                   -----------     -----------
  Total distributions ..........................      (125,550)        (42,623)
                                                   -----------     -----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .............       319,155         170,974
 Dividends and distributions reinvested ........       125,550          42,623
 Cost of shares redeemed .......................      (255,912)       (123,837)
                                                   -----------     -----------
  Increase (decrease) in net assets from
   capital share transactions ..................       188,793          89,760
                                                   -----------     -----------
 Net increase (decrease) in net assets .........       856,445         283,799
NET ASSETS:
 Beginning of year .............................     1,069,765         785,966
                                                   -----------     -----------
 End of year ...................................   $ 1,926,210     $ 1,069,765
                                                   ===========     ===========
 Undistributed (distributions in excess of)
  net investment income ........................   $     2,107     $    (1,472)
                                                   ===========     ===========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ........        45,121          41,272
                                                   -----------     -----------
 Shares issued .................................        11,486           7,631
 Shares issued - reinvestment of dividends
  and distributions ............................         3,912           1,899
 Shares redeemed ...............................        (9,100)         (5,681)
                                                   -----------     -----------
 Increase (decrease) in shares outstanding .....         6,298           3,849
                                                   -----------     -----------
 Shares outstanding - end of year ..............        51,419          45,121
                                                   ===========     ===========

                                                              WRL
                                                             LKCM                           WRL
                                                           STRATEGIC                       VKAM
                                                         TOTAL RETURN                 EMERGING GROWTH
                                                 ----------------------------- -----------------------------
                                                  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                      1999           1998            1999           1998
                                                 -------------- -------------- --------------- -------------
OPERATIONS:
 Net investment income (loss) ..................   $  12,034      $  13,622      $    (4,931)    $  (2,449)
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ................      38,778         25,081          304,116        48,782
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions .................................      17,802         12,649          661,003       178,298
                                                   ---------      ---------      -----------     ---------
 Net increase (decrease) in net assets
  resulting from operations ....................      68,614         51,352          960,188       224,631
                                                   ---------      ---------      -----------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .........................     (12,630)       (13,507)               0             0
 In excess of net investment income ............           0              0           (8,900)            0
 Net realized gains ............................     (39,684)       (11,332)        (259,765)      (28,331)
 In excess of net realized gains ...............           0              0                0             0
                                                   ---------      ---------      -----------     ---------
  Total distributions ..........................     (52,314)       (24,839)        (268,665)      (28,331)
                                                   ---------      ---------      -----------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .............      48,068         61,940          359,236       124,046
 Dividends and distributions reinvested ........      52,314         24,839          268,665        28,331
 Cost of shares redeemed .......................     (84,578)       (47,557)        (256,839)      (87,240)
                                                   ---------      ---------      -----------     ---------
  Increase (decrease) in net assets from
   capital share transactions ..................      15,804         39,222          371,062        65,137
                                                   ---------      ---------      -----------     ---------
 Net increase (decrease) in net assets .........      32,104         65,735        1,062,585       261,437
NET ASSETS:
 Beginning of year .............................     592,312        526,577          853,440       592,003
                                                   ---------      ---------      -----------     ---------
 End of year ...................................   $ 624,416      $ 592,312      $ 1,916,025     $ 853,440
                                                   =========      =========      ===========     =========
 Undistributed (distributions in excess of)
  net investment income ........................   $   1,103      $   1,633      $    18,967     $       0
                                                   =========      =========      ===========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ........      36,106         33,702           31,698        29,066
                                                   ---------      ---------      -----------     ---------
 Shares issued .................................       2,859          3,867           10,833         5,401
 Shares issued - reinvestment of dividends
  and distributions ............................       3,137          1,537            6,909         1,183
 Shares redeemed ...............................      (5,038)        (3,000)          (7,793)       (3,952)
                                                   ---------      ---------      -----------     ---------
 Increase (decrease) in shares outstanding .....         958          2,404            9,949         2,632
                                                   ---------      ---------      -----------     ---------
 Shares outstanding - end of year ..............      37,064         36,106           41,647        31,698
                                                   =========      =========      ===========     =========


See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                              WRL
                                                             ALGER
                                                       AGGRESSIVE GROWTH
                                                 ------------------------------
                                                   DECEMBER 31,   DECEMBER 31,
                                                       1999           1998
                                                 --------------- --------------
OPERATIONS:
 Net investment income (loss) ..................   $    (4,136)    $    (885)
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ................       125,070        44,175
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions .................................       319,655       131,450
                                                   -----------     ---------
 Net increase (decrease) in net assets
  resulting from operations ....................       440,589       174,740
                                                   -----------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .........................        (4,899)            0
 In excess of net investment income ............       (43,336)       (1,181)
 Net realized gains ............................       (72,062)      (28,097)
 In excess of net realized gains ...............             0             0
                                                   -----------     ---------
  Total distributions ..........................      (120,297)      (29,278)
                                                   -----------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .............       201,134       125,033
 Dividends and distributions reinvested ........       120,297        29,278
 Cost of shares redeemed .......................       (98,376)      (61,775)
                                                   -----------     ---------
  Increase (decrease) in net assets from
   capital share transactions ..................       223,055        92,536
                                                   -----------     ---------
 Net increase (decrease) in net assets .........       543,347       237,998
NET ASSETS:
 Beginning of year .............................       574,164       336,166
                                                   -----------     ---------
 End of year ...................................   $ 1,117,511     $ 574,164
                                                   ===========     =========
 Undistributed (distributions in excess of)
  net investment income ........................   $    16,357     $   9,035
                                                   ===========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ........        25,588        20,952
                                                   -----------     ---------
 Shares issued .................................         7,816         6,605
 Shares issued - reinvestment of dividends
  and distributions ............................         4,038         1,461
 Shares redeemed ...............................        (3,858)       (3,430)
                                                   -----------     ---------
 Increase (decrease) in shares outstanding .....         7,996         4,636
                                                   -----------     ---------
 Shares outstanding - end of year ..............        33,584        25,588
                                                   ===========     =========

                                                              WRL                          WRL
                                                             AEGON                      FEDERATED
                                                           BALANCED                  GROWTH & INCOME
                                                 ----------------------------- ----------------------------
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                      1999           1998           1999           1998
                                                 -------------- -------------- -------------- -------------
OPERATIONS:
 Net investment income (loss) ..................   $   2,172      $   2,451      $   3,293      $   3,330
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ................      (3,108)        (2,695)         1,800          1,377
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions .................................       3,712          6,041         (8,969)        (2,082)
                                                   ---------      ---------      ---------      ---------
 Net increase (decrease) in net assets
  resulting from operations ....................       2,776          5,797         (3,876)         2,625
                                                   ---------      ---------      ---------      ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .........................      (2,214)        (2,097)        (4,921)        (3,680)
 In excess of net investment income ............           0              0           (150)             0
 Net realized gains ............................           0              0           (648)          (645)
 In excess of net realized gains ...............           0            (90)             0              0
                                                   ---------      ---------      ---------      ---------
  Total distributions ..........................      (2,214)        (2,187)        (5,719)        (4,325)
                                                   ---------      ---------      ---------      ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .............      25,902         27,666         17,607         44,343
 Dividends and distributions reinvested ........       2,214          2,187          5,719          4,325
 Cost of shares redeemed .......................     (15,205)       (11,914)       (25,067)       (19,844)
                                                   ---------      ---------      ---------      ---------
  Increase (decrease) in net assets from
   capital share transactions ..................      12,911         17,939         (1,741)        28,824
                                                   ---------      ---------      ---------      ---------
 Net increase (decrease) in net assets .........      13,473         21,549        (11,336)        27,124
NET ASSETS:
 Beginning of year .............................      95,000         73,451         87,616         60,492
                                                   ---------      ---------      ---------      ---------
 End of year ...................................   $ 108,473      $  95,000      $  76,280      $  87,616
                                                   =========      =========      =========      =========
 Undistributed (distributions in excess of)
  net investment income ........................   $     572      $     316      $   1,776      $   1,628
                                                   =========      =========      =========      =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ........       7,574          6,116          7,135          4,817
                                                   ---------      ---------      ---------      ---------
 Shares issued .................................       2,017          2,254          1,465          3,566
 Shares issued - reinvestment of dividends
  and distributions ............................         174            175            502            354
 Shares redeemed ...............................      (1,197)          (971)        (2,108)        (1,602)
                                                   ---------      ---------      ---------      ---------
 Increase (decrease) in shares outstanding .....         994          1,458           (141)         2,318
                                                   ---------      ---------      ---------      ---------
 Shares outstanding - end of year ..............       8,568          7,574          6,994          7,135
                                                   =========      =========      =========      =========

See Notes to the Financial Statements, which is an integral part of this report.

126  WRL SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                              WRL
                                                          DEAN ASSET
                                                          ALLOCATION
                                                 -----------------------------
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1999           1998
                                                 -------------- --------------
OPERATIONS:
 Net investment income (loss) ..................   $    9,797     $   9,895
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ................         (831)       19,941
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions .................................      (26,992)       (3,713)
                                                   ----------     ---------
 Net increase (decrease) in net assets
  resulting from operations ....................      (18,026)       26,123
                                                   ----------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .........................       (8,946)      (10,269)
 In excess of net investment income ............            0             0
 Net realized gains ............................         (975)      (24,569)
 In excess of net realized gains ...............         (587)            0
                                                   ----------     ---------
  Total distributions ..........................      (10,508)      (34,838)
                                                   ----------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .............       14,385        65,710
 Dividends and distributions reinvested ........       10,508        34,838
 Cost of shares redeemed .......................     (100,390)      (28,840)
                                                   ----------     ---------
  Increase (decrease) in net assets from
   capital share transactions ..................      (75,497)       71,708
                                                   ----------     ---------
 Net increase (decrease) in net assets .........     (104,031)       62,993
NET ASSETS:
 Beginning of year .............................      365,738       302,745
                                                   ----------     ---------
 End of year ...................................   $  261,707     $ 365,738
                                                   ==========     =========
 Undistributed (distributions in excess of)
  net investment income ........................   $    2,168     $   1,336
                                                   ==========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ........       27,393        22,239
                                                   ----------     ---------
 Shares issued .................................        1,074         4,661
 Shares issued - reinvestment of dividends
  and distributions ............................          843         2,566
 Shares redeemed ...............................       (7,736)       (2,073)
                                                   ----------     ---------
 Increase (decrease) in shares outstanding .....       (5,819)        5,154
                                                   ----------     ---------
 Shares outstanding - end of year ........ .....       21,574        27,393
                                                   ==========     =========

                                                              WRL                          WRL
                                                           C.A.S.E.                        NWQ
                                                            GROWTH                     VALUE EQUITY
                                                 ----------------------------- ----------------------------
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                      1999           1998           1999           1998
                                                 -------------- -------------- -------------- -------------
OPERATIONS:
 Net investment income (loss) ..................   $    (304)     $      89      $   1,169      $   1,599
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ................      11,672          7,730         (6,640)         7,509
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions .................................      11,627         (6,329)        15,217        (21,758)
                                                   ---------      ---------      ---------      ---------
 Net increase (decrease) in net assets
  resulting from operations ....................      22,995          1,490          9,746        (12,650)
                                                   ---------      ---------      ---------      ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .........................      (3,650)        (1,766)        (1,207)        (1,703)
 In excess of net investment income ............      (5,304)        (4,411)             0         (1,500)
 Net realized gains ............................           0           (411)             0         (7,955)
 In excess of net realized gains ...............           0              0         (2,104)        (3,222)
                                                   ---------      ---------      ---------      ---------
  Total distributions ..........................      (8,954)        (6,588)        (3,311)       (14,380)
                                                   ---------      ---------      ---------      ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .............      53,421         27,821         53,627         60,182
 Dividends and distributions reinvested ........       8,954          6,588          3,311         14,380
 Cost of shares redeemed .......................     (52,209)       (20,506)       (83,372)       (63,810)
                                                   ---------      ---------      ---------      ---------
  Increase (decrease) in net assets from
   capital share transactions ..................      10,166         13,903        (26,434)        10,752
                                                   ---------      ---------      ---------      ---------
 Net increase (decrease) in net assets .........      24,207          8,805        (19,999)       (16,278)
NET ASSETS:
 Beginning of year .............................      69,401         60,596        157,157        173,435
                                                   ---------      ---------      ---------      ---------
 End of year ...................................   $  93,608      $  69,401      $ 137,158      $ 157,157
                                                   =========      =========      =========      =========
 Undistributed (distributions in excess of)
  net investment income ........................   $   6,098      $   3,954      $     569      $     607
                                                   =========      =========      =========      =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ........       5,342          4,325         12,972         12,473
                                                   ---------      ---------      ---------      ---------
 Shares issued .................................       3,515          2,031          3,973          4,316
 Shares issued - reinvestment of dividends
  and distributions ............................         578            505            264          1,168
 Shares redeemed ...............................      (3,474)        (1,519)        (6,467)        (4,985)
                                                   ---------      ---------      ---------      ---------
 Increase (decrease) in shares outstanding .....         619          1,017         (2,230)           499
                                                   ---------      ---------      ---------      ---------
 Shares outstanding - end of year ........ .....       5,961          5,342         10,742         12,972
                                                   =========      =========      =========      =========

See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                              WRL
                                                     GE/SCOTTISH EQUITABLE
                                                     INTERNATIONAL EQUITY
                                                 -----------------------------
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1999           1998
                                                 -------------- --------------
OPERATIONS:
 Net investment income (loss) ..................  $       102     $      81
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ................        3,341          (548)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions .................................        4,788         2,913
                                                  -----------     ---------
 Net increase (decrease) in net assets
  resulting from operations ....................        8,231         2,446
                                                  -----------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .........................         (120)          (23)
 In excess of net investment income ............            0             0
 Net realized gains ............................       (1,600)            0
 In excess of net realized gains ...............            0             0
                                                  -----------     ---------
  Total distributions ..........................       (1,720)          (23)
                                                  -----------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .............      199,915        26,504
 Dividends and distributions reinvested ........        1,720            23
 Cost of shares redeemed .......................     (206,716)      (16,596)
                                                  -----------     ---------
  Increase (decrease) in net assets from
   capital share transactions ..................       (5,081)        9,931
                                                  -----------     ---------
 Net increase (decrease) in net assets .........        1,430        12,354
NET ASSETS:
 Beginning of year .............................       32,149        19,795
                                                  -----------     ---------
 End of year ...................................  $    33,579     $  32,149
                                                  ===========     =========
 Undistributed (distributions in excess of)
  net investment income ........................  $       133     $      42
                                                  ===========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ........        2,664         1,850
                                                  -----------     ---------
 Shares issued .................................       16,282         2,225
 Shares issued - reinvestment of dividends
  and distributions ............................          131             2
 Shares redeemed ...............................      (16,726)       (1,413)
                                                  -----------     ---------
 Increase (decrease) in shares outstanding .....         (313)          814
                                                  -----------     ---------
 Shares outstanding - end of year ..............        2,351         2,664
                                                  ===========     =========

                                                              WRL                          WRL
                                                              GE                       THIRD AVENUE
                                                          U.S. EQUITY                     VALUE
                                                 ----------------------------- ----------------------------
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                      1999           1998           1999         1998(1)
                                                 -------------- -------------- -------------- -------------
OPERATIONS:
 Net investment income (loss) ..................   $     676      $     472       $    321      $     86
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ................      11,831          4,584           (541)          292
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions .................................      11,537         11,132          2,835        (1,456)
                                                   ---------      ---------       --------      --------
 Net increase (decrease) in net assets
  resulting from operations ....................      24,044         16,188          2,615        (1,078)
                                                   ---------      ---------       --------      --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .........................      (1,951)        (1,004)          (528)          (50)
 In excess of net investment income ............      (3,433)        (2,280)             0             0
 Net realized gains ............................      (7,646)          (758)             0             0
 In excess of net realized gains ...............           0              0              0             0
                                                   ---------      ---------       --------      --------
  Total distributions ..........................     (13,030)        (4,042)          (528)          (50)
                                                   ---------      ---------       --------      --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .............      94,251         82,493          7,369        24,952
 Dividends and distributions reinvested ........      13,030          4,042            528            50
 Cost of shares redeemed .......................     (49,831)       (30,829)        (8,973)       (5,668)
                                                   ---------      ---------       --------      --------
  Increase (decrease) in net assets from
   capital share transactions ..................      57,450         55,706         (1,076)       19,334
                                                   ---------      ---------       --------      --------
 Net increase (decrease) in net assets .........      68,464         67,852          1,011        18,206
NET ASSETS:
 Beginning of year .............................     110,803         42,951         18,206             0
                                                   ---------      ---------       --------      --------
 End of year ...................................   $ 179,267      $ 110,803       $ 19,217      $ 18,206
                                                   =========      =========       ========      ========
 Undistributed (distributions in excess of)
  net investment income ........................   $     952      $   1,275       $    121      $    328
                                                   =========      =========       ========      ========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ........       7,684          3,511          1,960             0
                                                   ---------      ---------       --------      --------
 Shares issued .................................       6,084          6,159            790         2,566
 Shares issued - reinvestment of dividends
  and distributions ............................         833            286             54             6
 Shares redeemed ...............................      (3,249)        (2,272)          (966)         (612)
                                                   ---------      ---------       --------      --------
 Increase (decrease) in shares outstanding .....       3,668          4,173           (122)        1,960
                                                   ---------      ---------       --------      --------
 Shares outstanding - end of year ..............      11,352          7,684          1,838         1,960
                                                   =========      =========       ========      ========


See Notes to the Financial Statements, which is an integral part of this report.

128  WRL SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                              WRL                    WRL             WRL              WRL
                                                          J.P. MORGAN           GOLDMAN SACHS   GOLDMAN SACHS    T. ROWE PRICE
                                                    REAL ESTATE SECURITIES          GROWTH        SMALL CAP     DIVIDEND GROWTH
                                                 ----------------------------- --------------- --------------- ----------------
                                                  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                      1999          1998(1)        1999(1)         1999(1)          1999(1)
                                                 -------------- -------------- --------------- --------------- ----------------
OPERATIONS:
 Net investment income (loss) ..................    $    181       $     72       $      4        $      7         $     61
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ................        (230)          (272)            92             218             (266)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions .................................        (168)           (77)         1,023             242             (178)
                                                    --------       --------       --------        --------         --------
 Net increase (decrease) in net assets
  resulting from operations ....................        (217)          (277)         1,119             467             (383)
                                                    --------       --------       --------        --------         --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .........................         (62)             0              0              (7)               0
 In excess of net investment income ............           0              0              0             (93)               0
 Net realized gains ............................           0              0              0               0                0
 In excess of net realized gains ...............           0              0              0               0                0
                                                    --------       --------       --------        --------         --------
  Total distributions ..........................         (62)             0              0            (100)               0
                                                    --------       --------       --------        --------         --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .............       7,173          4,110          8,740           6,972           10,770
 Dividends and distributions reinvested ........          62              0              0             100                0
 Cost of shares redeemed .......................      (6,171)        (1,419)        (1,655)         (4,656)          (1,657)
                                                    --------       --------       --------        --------         --------
 Increase (decrease) in net assets from
  capital share transactions ...................       1,064          2,691          7,085           2,416            9,113
                                                    --------       --------       --------        --------         --------
 Net increase (decrease) in net assets .........         785          2,414          8,204           2,783            8,730
NET ASSETS:
 Beginning of year .............................       2,414              0              0               0                0
                                                    --------       --------       --------        --------         --------
 End of year ...................................    $  3,199       $  2,414       $  8,204        $  2,783         $  8,730
                                                    ========       ========       ========        ========         ========
 Undistributed (distributions in excess of)
  net investment income ........................    $    152       $     72       $    124        $    119         $    60
                                                    ========       ========       ========        ========         ========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ........         284              0              0               0                0
                                                    --------       --------       --------        --------         --------
 Shares issued .................................         829            448            860             678            1,120
 Shares issued - reinvestment of dividends
  and distributions ............................           7              0              0               9                0
 Shares redeemed ...............................        (723)          (164)          (162)           (440)            (177)
                                                    --------       --------       --------        --------         --------
 Increase (decrease) in shares outstanding .....         113            284            698             247              943
                                                    --------       --------       --------        --------         --------
 Shares outstanding - end of year ..............         397            284            698             247              943
                                                    ========       ========       ========        ========         ========


See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                       WRL             WRL             WRL            WRL
                                                  T. ROWE PRICE      SALOMON     PILGRIM BAXTER     DREYFUS
                                                    SMALL CAP        ALL CAP     MID CAP GROWTH     MID CAP
                                                 --------------- -------------- ---------------- -------------
                                                   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                     1999(1)         1999(1)         1999(1)        1999(1)
                                                 --------------- -------------- ---------------- -------------
OPERATIONS:
 Net investment income (loss) ..................    $    (19)       $     31        $    (26)      $      5
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ................         441             508           2,090             (6)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions .................................       2,037             142           9,797            164
                                                    --------        --------        --------       --------
 Net increase (decrease) in net assets
  resulting from operations ....................       2,459             681          11,861            163
                                                    --------        --------        --------       --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .........................           0             (31)              0              0
 In excess of net investment income ............        (300)           (169)           (100)             0
 Net realized gains ............................           0               0               0              0
 In excess of net realized gains ...............           0               0               0              0
                                                    --------        --------        --------       --------
  Total distributions ..........................        (300)           (200)           (100)             0
                                                    --------        --------        --------       --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .............      16,324          12,041          34,054          4,485
 Dividends and distributions reinvested ........         300             200             100              0
 Cost of shares redeemed .......................      (8,959)         (6,036)         (8,714)        (1,264)
                                                    --------        --------        --------       --------
  Increase (decrease) in net assets from
   capital share transactions ..................       7,665           6,205          25,440          3,221
                                                    --------        --------        --------       --------
 Net increase (decrease) in net assets .........       9,824           6,686          37,201          3,384
NET ASSETS:
 Beginning of year .............................           0               0               0              0
                                                    --------        --------        --------       --------
 End of year ...................................    $  9,824        $  6,686        $ 37,201       $  3,384
                                                    ========        ========        ========       ========
 Undistributed (distributions in excess of)
  net investment income ........................    $    259        $    454        $  2,014       $     34
                                                    ========        ========        ========       ========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ........           0               0               0              0
                                                    --------        --------        --------       --------
 Shares issued .................................       1,510           1,140           2,765            440
 Shares issued - reinvestment of dividends
  and distributions ............................          23              18               6              0
 Shares redeemed ...............................        (801)           (560)           (675)          (124)
                                                    --------        --------        --------       --------
 Increase (decrease) in shares outstanding .....         732             598           2,096            316
                                                    --------        --------        --------       --------
 Shares outstanding - end of year ..............         732             598           2,096            316
                                                    ========        ========        ========       ========



See Notes to the Financial Statements, which is an integral part of this report.

130  WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                       WRL J.P. MORGAN MONEY MARKET
                                                                       =============================
                                                                               DECEMBER 31,
                                                                       -----------------------------
                                                                            1999           1998
                                                                       -------------- --------------
Net asset value, beginning of year ...................................    $   1.00       $   1.00
 Income from operations:
  Net investment income (loss) .......................................        0.05           0.05
  Net realized and unrealized gain (loss) on investments .............        0.00           0.00
                                                                          --------       --------
   Net income (loss) from operations .................................        0.05           0.05
                                                                          --------       --------
 Distributions:
  Dividends from net investment income ...............................       (0.05)         (0.05)
  Dividends in excess of net investment income .......................        0.00           0.00
  Distributions from net realized gains on investments ...............        0.00           0.00
  Distributions in excess of net realized gains on investments .......        0.00           0.00
                                                                          --------       --------
   Total distributions ...............................................       (0.05)         (0.05)
                                                                          --------       --------
Net asset value, end of year .........................................    $   1.00       $   1.00
                                                                          ========       ========
Total return .........................................................        4.63 %         5.26 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ...........................    $ 429,811      $ 169,731
  Ratio of expenses to average net assets ............................        0.44 %         0.46 %
  Ratio of net investment income (loss) to average net assets ........        4.81 %         5.24 %
  Portfolio turnover rate ............................................      n/a            n/a

                                                                              WRL J.P. MORGAN MONEY MARKET
                                                                       ===========================================
                                                                                      DECEMBER 31,
                                                                       -------------------------------------------
                                                                            1997           1996           1995
                                                                       -------------- -------------- -------------
Net asset value, beginning of year ...................................    $   1.00       $   1.00       $  1.00
 Income from operations:
  Net investment income (loss) .......................................        0.05           0.05          0.05
  Net realized and unrealized gain (loss) on investments .............        0.00           0.00          0.00
                                                                          --------       --------       -------
   Net income (loss) from operations .................................        0.05           0.05          0.05
                                                                          --------       --------       -------
 Distributions:
  Dividends from net investment income ...............................       (0.05)         (0.05)        (0.05)
  Dividends in excess of net investment income .......................        0.00           0.00          0.00
  Distributions from net realized gains on investments ...............        0.00           0.00          0.00
  Distributions in excess of net realized gains on investments .......        0.00           0.00          0.00
                                                                          --------       --------       -------
   Total distributions ...............................................       (0.05)         (0.05)        (0.05)
                                                                          --------       --------       -------
Net asset value, end of year .........................................    $   1.00       $   1.00       $  1.00
                                                                          ========       ========       =======
Total return .........................................................        5.24 %         5.03 %        5.40 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ...........................    $ 119,708      $ 122,114      $ 80,544
  Ratio of expenses to average net assets ............................        0.48 %         0.52 %        0.56 %
  Ratio of net investment income (loss) to average net assets ........        5.32 %         5.03 %        5.30 %
  Portfolio turnover rate ............................................      n/a            n/a           n/a

                                                                             WRL AEGON BOND
                                                                      =============================
                                                                              DECEMBER 31,
                                                                      -----------------------------
                                                                           1999           1998
                                                                      -------------- --------------
Net asset value, beginning of year ..................................    $  11.59       $  11.14
 Income from operations:
  Net investment income (loss) ......................................        0.64           0.64
  Net realized and unrealized gain (loss) on investments ............       (0.97)          0.40
                                                                         --------       --------
   Net income (loss) from operations ................................       (0.33)          1.04
                                                                         --------       --------
 Distributions:
  Dividends from net investment income ..............................       (0.65)         (0.59)
  Dividends in excess of net investment income ......................        0.00           0.00
  Distributions from net realized gains on investments ..............        0.00           0.00
  Distributions in excess of net realized gains on investments ......        0.00           0.00
                                                                         --------       --------
   Total distributions ..............................................       (0.65)         (0.59)
                                                                         --------       --------
Net asset value, end of year ........................................    $  10.61       $  11.59
                                                                         ========       ========
Total return ........................................................       (2.94)%         9.32 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $ 153,885      $170,744
  Ratio of expenses to average net assets ...........................        0.53 %         0.54 %
  Ratio of net investment income (loss) to average net assets .......        5.67 %         5.54 %
  Portfolio turnover rate ...........................................       26.40 %        51.60 %

                                                                                    WRL AEGON BOND
                                                                      ==========================================
                                                                                     DECEMBER 31,
                                                                      ------------------------------------------
                                                                           1997           1996          1995
                                                                      -------------- ------------- -------------
Net asset value, beginning of year ..................................    $  10.71      $  11.35      $   9.80
 Income from operations:
  Net investment income (loss) ......................................        0.65          0.64          0.69
  Net realized and unrealized gain (loss) on investments ............        0.32         (0.64)         1.55
                                                                         --------      --------      --------
   Net income (loss) from operations ................................        0.97          0.00          2.24
                                                                         --------      --------      --------
 Distributions:
  Dividends from net investment income ..............................       (0.54)        (0.64)        (0.69)
  Dividends in excess of net investment income ......................        0.00          0.00          0.00
  Distributions from net realized gains on investments ..............        0.00          0.00          0.00
  Distributions in excess of net realized gains on investments ......        0.00          0.00          0.00
                                                                         --------      --------      --------
   Total distributions ..............................................       (0.54)        (0.64)        (0.69)
                                                                         --------      --------      --------
Net asset value, end of year ........................................    $  11.14      $  10.71      $  11.35
                                                                         ========      ========      ========
Total return ........................................................        9.16 %        0.14 %       22.99 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $ 129,654     $ 95,759      $ 96,972
  Ratio of expenses to average net assets ...........................        0.64 %        0.64 %        0.61 %
  Ratio of net investment income (loss) to average net assets .......        5.90 %        5.96 %        6.45 %
  Portfolio turnover rate ...........................................      213.03 %      187.72 %      120.54 %

See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  131

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                              WRL JANUS GROWTH
                                                                      =================================
                                                                                DECEMBER 31,
                                                                      ---------------------------------
                                                                            1999             1998
                                                                      ---------------- ----------------
Net asset value, beginning of year ..................................    $    59.94       $    36.84
 Income from operations:
  Net investment income (loss) ......................................         (0.04)            0.12
  Net realized and unrealized gain (loss) on investments ............         34.02            23.49
                                                                         ----------       ----------
   Net income (loss) from operations ................................         33.98            23.61
                                                                         ----------       ----------
 Distributions:
  Dividends from net investment income ..............................          0.00            (0.09)
  Dividends in excess of net investment income ......................         (1.17)            0.00
  Distributions from net realized gains on investments ..............        (14.75)           (0.42)
  Distributions in excess of net realized gains on investments ......          0.00             0.00
                                                                         ----------       ----------
   Total distributions ..............................................        (15.92)           (0.51)
                                                                         ----------       ----------
Net asset value, end of year ........................................    $    78.00       $    59.94
                                                                         ==========       ==========
Total return ........................................................         59.67 %          64.47 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $4,141,240       $3,086,057
  Ratio of expenses to average net assets ...........................          0.82 %           0.83 %
  Ratio of net investment income (loss) to average net assets .......         (0.05)%           0.25 %
  Portfolio turnover rate ...........................................         70.95 %          35.29 %

                                                                                       WRL JANUS GROWTH
                                                                      ==================================================
                                                                                         DECEMBER 31,
                                                                      --------------------------------------------------
                                                                            1997             1996             1995
                                                                      ---------------- ---------------- ----------------
Net asset value, beginning of year ..................................    $    35.00       $    31.66       $    23.81
 Income from operations:
  Net investment income (loss) ......................................          0.31             0.34             0.26
  Net realized and unrealized gain (loss) on investments ............          5.88             5.35            10.97
                                                                         ----------       ----------       ----------
   Net income (loss) from operations ................................          6.19             5.69            11.23
                                                                         ----------       ----------       ----------
 Distributions:
  Dividends from net investment income ..............................         (0.26)           (0.35)           (0.24)
  Dividends in excess of net investment income ......................          0.00            (0.01)            0.00
  Distributions from net realized gains on investments ..............         (4.09)           (1.99)           (3.14)
  Distributions in excess of net realized gains on investments ......          0.00             0.00             0.00
                                                                         ----------       ----------       ----------
   Total distributions ..............................................         (4.35)           (2.35)           (3.38)
                                                                         ----------       ----------       ----------
Net asset value, end of year ........................................    $    36.84       $    35.00       $    31.66
                                                                         ==========       ==========       ==========
Total return ........................................................         17.54 %          17.96 %          47.12 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $ 1,839,453      $ 1,527,409      $ 1,195,174
  Ratio of expenses to average net assets ...........................          0.87 %           0.88 %           0.86 %
  Ratio of net investment income (loss) to average net assets .......          0.80 %           0.98 %           0.90 %
  Portfolio turnover rate ...........................................         85.88 %          45.21 %         130.48 %

                                                                              WRL JANUS GLOBAL
                                                                      =================================
                                                                                DECEMBER 31,
                                                                      ---------------------------------
                                                                            1999             1998
                                                                      ---------------- ----------------
Net asset value, beginning of year ..................................    $    23.71       $    19.04
 Income from operations:
  Net investment income (loss) ......................................         (0.04)            0.05
  Net realized and unrealized gain (loss) on investments ............         16.42             5.61
                                                                         ----------       ----------
   Net income (loss) from operations ................................         16.38             5.66
                                                                         ----------       ----------
 Distributions:
  Dividends from net investment income ..............................          0.00            (0.13)
  Dividends in excess of net investment income ......................          0.00             0.00
  Distributions from net realized gains on investments ..............         (2.63)           (0.80)
  Distributions in excess of net realized gains on investments ......          0.00            (0.06)
                                                                         ----------       ----------
   Total distributions ..............................................         (2.63)           (0.99)
                                                                         ----------       ----------
Net asset value, end of year ........................................    $    37.46       $    23.71
                                                                         ==========       ==========
Total return ........................................................         71.10 %          30.01 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $1,926,210      $ 1,069,765
  Ratio of expenses to average net assets ...........................          0.92 %           0.95 %
  Ratio of net investment income (loss) to average net assets .......         (0.14)%           0.23 %
  Portfolio turnover rate ...........................................         68.10 %          87.36 %

                                                                                    WRL JANUS GLOBAL
                                                                      ============================================
                                                                                      DECEMBER 31,
                                                                      --------------------------------------------
                                                                           1997           1996           1995
                                                                      -------------- -------------- --------------
Net asset value, beginning of year ..................................    $  18.12       $  15.52       $  13.12
 Income from operations:
  Net investment income (loss) ......................................        0.08           0.08           0.10
  Net realized and unrealized gain (loss) on investments ............        3.32           4.20           2.91
                                                                         --------       --------       --------
   Net income (loss) from operations ................................        3.40           4.28           3.01
                                                                         --------       --------       --------
 Distributions:
  Dividends from net investment income ..............................       (0.13)         (0.04)          0.00
  Dividends in excess of net investment income ......................       (1.01)         (0.17)          0.00
  Distributions from net realized gains on investments ..............       (1.34)         (1.47)         (0.61)
  Distributions in excess of net realized gains on investments ......        0.00           0.00           0.00
                                                                         --------       --------       --------
   Total distributions ..............................................       (2.48)         (1.68)         (0.61)
                                                                         --------       --------       --------
Net asset value, end of year ........................................    $  19.04       $  18.12       $  15.52
                                                                         ========       ========       ========
Total return ........................................................       18.75 %        27.74 %        23.06 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $ 785,966      $ 534,820      $ 289,506
  Ratio of expenses to average net assets ...........................        1.00 %         0.99 %         0.99 %
  Ratio of net investment income (loss) to average net assets .......        0.41 %         0.46 %         0.75 %
  Portfolio turnover rate ...........................................       97.54 %        88.31 %       130.60 %

See Notes to the Financial Statements, which is an integral part of this report.

132  WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                        WRL LKCM STRATEGIC TOTAL
                                                                                 RETURN
                                                                      =============================
                                                                              DECEMBER 31,
                                                                      -----------------------------
                                                                           1999           1998
                                                                      -------------- --------------
Net asset value, beginning of year ..................................    $  16.40       $  15.62
 Income from operations:
  Net investment income (loss) ......................................        0.34           0.39
  Net realized and unrealized gain (loss) on investments ............        1.59           1.09
                                                                         --------       --------
   Net income (loss) from operations ................................        1.93           1.48
                                                                         --------       --------
 Distributions:
  Dividends from net investment income ..............................       (0.35)         (0.38)
  Dividends in excess of net investment income ......................        0.00           0.00
  Distributions from net realized gains on investments ..............       (1.13)         (0.32)
  Distributions in excess of net realized gains on investments ......        0.00           0.00
                                                                         --------       --------
   Total distributions ..............................................       (1.48)         (0.70)
                                                                         --------       --------
Net asset value, end of year ........................................    $  16.85       $  16.40
                                                                         ========       ========
Total return ........................................................       12.07 %         9.64 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $ 624,416      $ 592,312
  Ratio of expenses to average net assets ...........................        0.86 %         0.86 %
  Ratio of net investment income (loss) to average net assets .......        2.02 %         2.43 %
  Portfolio turnover rate ...........................................       45.42 %        49.20 %

                                                                            WRL LKCM STRATEGIC TOTAL RETURN
                                                                      ============================================
                                                                                      DECEMBER 31,
                                                                      --------------------------------------------
                                                                           1997           1996           1995
                                                                      -------------- -------------- --------------
Net asset value, beginning of year ..................................    $  13.97       $  12.86       $  10.90
 Income from operations:
  Net investment income (loss) ......................................        0.37           0.37           0.37
  Net realized and unrealized gain (loss) on investments ............        2.68           1.56           2.33
                                                                         --------       --------       --------
   Net income (loss) from operations ................................        3.05           1.93           2.70
                                                                         --------       --------       --------
 Distributions:
  Dividends from net investment income ..............................       (0.35)         (0.32)         (0.37)
  Dividends in excess of net investment income ......................       (0.03)          0.00           0.00
  Distributions from net realized gains on investments ..............       (1.02)         (0.50)         (0.37)
  Distributions in excess of net realized gains on investments ......        0.00           0.00           0.00
                                                                         --------       --------       --------
   Total distributions ..............................................       (1.40)         (0.82)         (0.74)
                                                                         --------       --------       --------
Net asset value, end of year ........................................    $  15.62       $  13.97       $  12.86
                                                                         ========       ========       ========
Total return ........................................................       21.85 %        15.00 %        24.66 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $ 526,577      $ 390,141      $ 256,806
  Ratio of expenses to average net assets ...........................        0.88 %         0.91 %         0.87 %
  Ratio of net investment income (loss) to average net assets .......        2.43 %         2.72 %         3.07 %
  Portfolio turnover rate ...........................................       48.20 %        49.32 %        52.59 %

                                                                         WRL VKAM EMERGING GROWTH
                                                                      ===============================
                                                                               DECEMBER 31,
                                                                      -------------------------------
                                                                            1999            1998
                                                                      ---------------- --------------
Net asset value, beginning of year ..................................    $    26.92       $  20.37
 Income from operations:
  Net investment income (loss) ......................................         (0.15)         (0.08)
  Net realized and unrealized gain (loss) on investments ............         26.83           7.56
                                                                         ----------       --------
   Net income (loss) from operations ................................         26.68           7.48
                                                                         ----------       --------
 Distributions: .....................................................
  Dividends from net investment income ..............................          0.00           0.00
  Dividends in excess of net investment income ......................         (0.21)          0.00
  Distributions from net realized gains on investments ..............         (7.38)         (0.93)
  Distributions in excess of net realized gains on investments ......          0.00           0.00
                                                                         ----------       --------
   Total distributions ..............................................         (7.59)         (0.93)
                                                                         ----------       --------
Net asset value, end of year ........................................    $    46.01       $  26.92
                                                                         ==========       ========
Total return ........................................................        105.16 %        37.33 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $1,916,025       $853,440
  Ratio of expenses to average net assets ...........................          0.87 %         0.89 %
  Ratio of net investment income (loss) to average net assets .......         (0.44)%        (0.36)%
  Portfolio turnover rate ...........................................        117.72 %        99.50 %

                                                                                WRL VKAM EMERGING GROWTH
                                                                      ============================================
                                                                                      DECEMBER 31,
                                                                      --------------------------------------------
                                                                           1997           1996           1995
                                                                      -------------- -------------- --------------
Net asset value, beginning of year ..................................    $  18.46       $  16.25       $  11.55
 Income from operations:
  Net investment income (loss) ......................................       (0.05)         (0.04)          0.01
  Net realized and unrealized gain (loss) on investments ............        4.03           3.10           5.42
                                                                         --------       --------       --------
   Net income (loss) from operations ................................        3.98           3.06           5.43
                                                                         --------       --------       --------
 Distributions: .....................................................
  Dividends from net investment income ..............................        0.00           0.00           0.00
  Dividends in excess of net investment income ......................        0.00           0.00           0.00
  Distributions from net realized gains on investments ..............       (2.07)         (0.85)         (0.73)
  Distributions in excess of net realized gains on investments ......        0.00           0.00           0.00
                                                                         --------       --------       --------
   Total distributions ..............................................       (2.07)         (0.85)         (0.73)
                                                                         --------       --------       --------
Net asset value, end of year ........................................    $  20.37       $  18.46       $  16.25
                                                                         ========       ========       ========
Total return ........................................................       21.45 %        18.88 %        46.79 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $592,003       $ 431,454      $288,519
  Ratio of expenses to average net assets ...........................        0.93 %         0.94 %         0.91 %
  Ratio of net investment income (loss) to average net assets .......       (0.27)%        (0.24)%         0.03 %
  Portfolio turnover rate ...........................................       99.78 %        80.02 %       124.13 %

See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  133

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                        WRL ALGER AGGRESSIVE GROWTH
                                                                      ===============================
                                                                               DECEMBER 31,
                                                                      -------------------------------
                                                                            1999            1998
                                                                      ---------------- --------------
Net asset value, beginning of year ..................................    $    22.44       $  16.04
 Income from operations:
  Net investment income (loss) ......................................         (0.15)         (0.04)
  Net realized and unrealized gain (loss) on investments ............         14.95           7.68
                                                                         ----------       --------
   Net income (loss) from operations ................................         14.80           7.64
                                                                         ----------       --------
 Distributions:
  Dividends from net investment income ..............................         (0.16)          0.00
  Dividends in excess of net investment income ......................         (1.38)         (0.05)
  Distributions from net realized gains on investments ..............         (2.42)         (1.19)
  Distributions in excess of net realized gains on investments ......          0.00           0.00
                                                                         ----------       --------
   Total distributions ..............................................         (3.96)         (1.24)
                                                                         ----------       --------
Net asset value, end of year ........................................    $    33.28       $  22.44
                                                                         ==========       ========
Total return ........................................................         69.02 %        48.69 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $1,117,511       $574,164
  Ratio of expenses to average net assets ...........................          0.89 %         0.91 %
  Ratio of net investment income (loss) to average net assets .......         (0.56)%        (0.21)%
  Portfolio turnover rate ...........................................        101.71 %       117.44 %

                                                                              WRL ALGER AGGRESSIVE GROWTH
                                                                      ============================================
                                                                                      DECEMBER 31,
                                                                      --------------------------------------------
                                                                           1997           1996           1995
                                                                      -------------- -------------- --------------
Net asset value, beginning of year ..................................    $  14.18       $  13.25       $   9.86
 Income from operations:
  Net investment income (loss) ......................................       (0.01)         (0.01)         (0.06)
  Net realized and unrealized gain (loss) on investments ............        3.44           1.38           3.96
                                                                         --------       --------       --------
   Net income (loss) from operations ................................        3.43           1.37           3.90
                                                                         --------       --------       --------
 Distributions:
  Dividends from net investment income ..............................        0.00           0.00           0.00
  Dividends in excess of net investment income ......................       (0.42)         (0.19)          0.00
  Distributions from net realized gains on investments ..............       (1.15)         (0.25)         (0.51)
  Distributions in excess of net realized gains on investments ......        0.00           0.00           0.00
                                                                         --------       --------       --------
   Total distributions ..............................................       (1.57)         (0.44)         (0.51)
                                                                         --------       --------       --------
Net asset value, end of year ........................................    $  16.04       $  14.18       $  13.25
                                                                         ========       ========       ========
Total return ........................................................       24.25 %        10.45 %        38.02 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $ 336,166      $ 220,552      $ 158,534
  Ratio of expenses to average net assets ...........................        0.96 %         0.98 %         1.07 %
  Ratio of net investment income (loss) to average net assets .......       (0.06)%        (0.10)%        (0.48)%
  Portfolio turnover rate ...........................................      136.18 %       101.28 %       108.04 %

                                                                            WRL AEGON BALANCED
                                                                       ============================
                                                                               DECEMBER 31,
                                                                       ----------------------------
                                                                            1999           1998
                                                                       -------------- -------------
Net asset value, beginning of year ...................................    $  12.54       $ 12.01
 Income from operations:
  Net investment income (loss) .......................................        0.26          0.35
  Net realized and unrealized gain (loss) on investments .............        0.12          0.47
                                                                          --------       -------
   Net income (loss) from operations .................................        0.38          0.82
                                                                          --------       -------
 Distributions:
  Dividends from net investment income ...............................       (0.26)        (0.28)
  Dividends in excess of net investment income .......................        0.00          0.00
  Distributions from net realized gains on investments ...............        0.00          0.00
  Distributions in excess of net realized gains on investments .......        0.00         (0.01)
                                                                          --------       -------
   Total distributions ...............................................       (0.26)        (0.29)
                                                                          --------       -------
Net asset value, end of year .........................................    $  12.66       $ 12.54
                                                                          ========       =======
Total return .........................................................        3.03 %        6.93 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ...........................    $ 108,473      $ 95,000
  Ratio of expenses to average net assets ............................        0.89 %        0.91 %
  Ratio of net investment income (loss) to average net assets ........        2.06 %        2.89 %
  Portfolio turnover rate ............................................       74.88 %       83.94 %

                                                                                  WRL AEGON BALANCED
                                                                       =========================================
                                                                                     DECEMBER 31,
                                                                       -----------------------------------------
                                                                            1997          1996          1995
                                                                       ------------- ------------- -------------
Net asset value, beginning of year ...................................    $ 11.39       $ 10.63       $  9.24
 Income from operations:
  Net investment income (loss) .......................................       0.38          0.34          0.44
  Net realized and unrealized gain (loss) on investments .............       1.56          0.80          1.38
                                                                          -------       -------       -------
   Net income (loss) from operations .................................       1.94          1.14          1.82
                                                                          -------       -------       -------
 Distributions:
  Dividends from net investment income ...............................      (0.36)        (0.28)        (0.43)
  Dividends in excess of net investment income .......................      (0.30)         0.00          0.00
  Distributions from net realized gains on investments ...............      (0.66)        (0.10)         0.00
  Distributions in excess of net realized gains on investments .......       0.00          0.00          0.00
                                                                          -------       -------       -------
   Total distributions ...............................................      (1.32)        (0.38)        (0.43)
                                                                          -------       -------       -------
Net asset value, end of year .........................................    $ 12.01       $ 11.39       $ 10.63
                                                                          =======       =======       =======
Total return .........................................................      17.10 %       10.72 %       19.80 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ...........................    $ 73,451      $ 49,331      $ 31,114
  Ratio of expenses to average net assets ............................       0.94 %        0.97 %        0.97 %
  Ratio of net investment income (loss) to average net assets ........       3.13 %        3.14 %        4.38 %
  Portfolio turnover rate ............................................      77.06 %       76.90 %       98.55 %

See Notes to the Financial Statements, which is an integral part of this report.

134  WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                        WRL FEDERATED GROWTH &
                                                                                INCOME
                                                                      ===========================
                                                                             DECEMBER 31,
                                                                      ---------------------------
                                                                           1999          1998
                                                                      ------------- -------------
Net asset value, beginning of year ..................................   $  12.28       $ 12.56
 Income from operations:
  Net investment income (loss) ......................................       0.48          0.53
  Net realized and unrealized gain (loss) on investments ............      (1.00)        (0.16)
                                                                        --------       -------
   Net income (loss) from operations ................................      (0.52)         0.37
                                                                        --------       -------
 Distributions:
  Dividends from net investment income ..............................      (0.73)        (0.55)
  Dividends in excess of net investment income ......................      (0.02)         0.00
  Distributions from net realized gains on investments ..............      (0.10)        (0.10)
  Distributions in excess of net realized gains on investments ......       0.00          0.00
                                                                        --------       -------
   Total distributions ..............................................      (0.85)        (0.65)
                                                                        --------       -------
Net asset value, end of year ........................................   $  10.91       $ 12.28
                                                                        ========       =======
Total return ........................................................      (4.45)%        3.05 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................   $ 76,280       $87,616
  Ratio of expenses to average net assets ...........................       0.89 %        0.90 %
  Ratio of net investment income (loss) to average net assets .......       4.01 %        4.35 %
  Portfolio turnover rate ...........................................     117.14 %       97.17 %

                                                                            WRL FEDERATED GROWTH & INCOME
                                                                      =========================================
                                                                                    DECEMBER 31,
                                                                      -----------------------------------------
                                                                           1997          1996          1995
                                                                      ------------- ------------- -------------
Net asset value, beginning of year ..................................   $  11.76       $ 11.12       $  9.30
 Income from operations:
  Net investment income (loss) ......................................       0.49          0.42          0.46
  Net realized and unrealized gain (loss) on investments ............       2.35          0.87          1.93
                                                                        --------       -------       -------
   Net income (loss) from operations ................................       2.84          1.29          2.39
                                                                        --------       -------       -------
 Distributions:
  Dividends from net investment income ..............................      (0.43)        (0.33)        (0.46)
  Dividends in excess of net investment income ......................      (0.59)         0.00          0.00
  Distributions from net realized gains on investments ..............      (1.02)        (0.32)        (0.11)
  Distributions in excess of net realized gains on investments ......       0.00          0.00          0.00
                                                                        --------       -------       -------
   Total distributions ..............................................      (2.04)        (0.65)        (0.57)
                                                                        --------       -------       -------
Net asset value, end of year ........................................   $  12.56       $ 11.76       $ 11.12
                                                                        ========       =======       =======
Total return ........................................................      24.65 %       11.64 %       25.25 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................   $ 60,492       $ 38,115      $ 24,607
  Ratio of expenses to average net assets ...........................       0.96 %        1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets .......       3.84 %        3.73 %        4.56 %
  Portfolio turnover rate ...........................................     155.77 %       68.53 %       78.34 %

                                                                        WRL DEAN ASSET ALLOCATION
                                                                      =============================
                                                                              DECEMBER 31,
                                                                      -----------------------------
                                                                           1999           1998
                                                                      -------------- --------------
Net asset value, beginning of year ..................................    $  13.35       $  13.61
 Income from operations:
  Net investment income (loss) ......................................        0.39           0.41
  Net realized and unrealized gain (loss) on investments ............       (1.14)          0.71
                                                                         --------       --------
   Net income (loss) from operations ................................       (0.75)          1.12
                                                                         --------       --------
 Distributions:
  Dividends from net investment income ..............................       (0.41)         (0.39)
  Dividends in excess of net investment income ......................        0.00           0.00
  Distributions from net realized gains on investments ..............       (0.04)         (0.99)
  Distributions in excess of net realized gains on investments ......       (0.02)          0.00
                                                                         --------       --------
   Total distributions ..............................................       (0.47)         (1.38)
                                                                         --------       --------
Net asset value, end of year ........................................    $  12.13       $  13.35
                                                                         ========       ========
Total return ........................................................       (5.64)%         8.33 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $261,707       $365,738
  Ratio of expenses to average net assets ...........................        0.87 %         0.86 %
  Ratio of net investment income (loss) to average net assets .......        2.99 %         2.93 %
  Portfolio turnover rate ...........................................       88.78 %        76.62 %

                                                                               WRL DEAN ASSET ALLOCATION
                                                                      ============================================
                                                                                      DECEMBER 31,
                                                                      --------------------------------------------
                                                                           1997           1996          1995(1)
                                                                      -------------- -------------- --------------
Net asset value, beginning of year ..................................    $  12.61       $  11.49       $  10.00
 Income from operations:
  Net investment income (loss) ......................................        0.36           0.33           0.41
  Net realized and unrealized gain (loss) on investments ............        1.72           1.33           1.93
                                                                         --------       --------       --------
   Net income (loss) from operations ................................        2.08           1.66           2.34
                                                                         --------       --------       --------
 Distributions:
  Dividends from net investment income ..............................       (0.33)         (0.30)         (0.41)
  Dividends in excess of net investment income ......................       (0.19)          0.00           0.00
  Distributions from net realized gains on investments ..............       (0.56)         (0.24)         (0.44)
  Distributions in excess of net realized gains on investments ......        0.00           0.00           0.00
                                                                         --------       --------       --------
   Total distributions ..............................................       (1.08)         (0.54)         (0.85)
                                                                         --------       --------       --------
Net asset value, end of year ........................................    $  13.61       $  12.61       $  11.49
                                                                         ========       ========       ========
Total return ........................................................       16.59 %        14.42 %        20.09 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................    $ 302,745      $ 206,172      $ 120,531
  Ratio of expenses to average net assets ...........................        0.87 %         0.90 %         0.93 %
  Ratio of net investment income (loss) to average net assets .......        2.65 %         2.78 %         3.76 %
  Portfolio turnover rate ...........................................       63.76 %        98.97 %        38.68 %

See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  135

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                          WRL C.A.S.E. GROWTH
                                                                      ===========================
                                                                             DECEMBER 31,
                                                                      ---------------------------
                                                                           1999          1998
                                                                      ------------- -------------
Net asset value, beginning of year ..................................   $  12.99      $  14.01
 Income from operations:
  Net investment income (loss) ......................................      (0.05)         0.02
  Net realized and unrealized gain (loss) on investments ............       4.38          0.31
                                                                        --------      --------
   Net income (loss) from operations ................................       4.33          0.33
                                                                        --------      --------
 Distributions:
  Dividends from net investment income ..............................      (0.66)        (0.36)
  Dividends in excess of net investment income ......................      (0.96)        (0.90)
  Distributions from net realized gains on investments ..............       0.00         (0.09)
  Distributions in excess of net realized gains on investments ......       0.00          0.00
                                                                        --------      --------
   Total distributions ..............................................      (1.62)        (1.35)
                                                                        --------      --------
Net asset value, end of year ........................................   $  15.70      $  12.99
                                                                        ========      ========
Total return ........................................................      33.84 %        2.47 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................   $ 93,608      $ 69,401
  Ratio of expenses to average net assets ...........................       1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets .......      (0.36)%        0.14 %
  Portfolio turnover rate ...........................................     143.52 %      205.28 %

                                                                                WRL C.A.S.E. GROWTH
                                                                      ========================================
                                                                                    DECEMBER 31,
                                                                      ----------------------------------------
                                                                           1997          1996        1995(1)
                                                                      ------------- ------------- ------------
Net asset value, beginning of year ..................................   $  13.42      $  11.66     $   10.00
 Income from operations:
  Net investment income (loss) ......................................       0.04          0.12          0.12
  Net realized and unrealized gain (loss) on investments ............       1.95          1.92          2.49
                                                                        --------      --------     ---------
   Net income (loss) from operations ................................       1.99          2.04          2.61
                                                                        --------      --------     ---------
 Distributions:
  Dividends from net investment income ..............................      (0.03)        (0.05)        (0.12)
  Dividends in excess of net investment income ......................      (1.23)         0.00          0.00
  Distributions from net realized gains on investments ..............      (0.14)        (0.23)        (0.83)
  Distributions in excess of net realized gains on investments ......       0.00          0.00          0.00
                                                                        --------      --------     ---------
   Total distributions ..............................................      (1.40)        (0.28)        (0.95)
                                                                        --------      --------     ---------
Net asset value, end of year ........................................   $  14.01      $  13.42     $   11.66
                                                                        ========      ========     =========
Total return ........................................................      15.03 %       17.50 %       20.65 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ..........................   $ 60,596      $ 26,559     $   2,578
  Ratio of expenses to average net assets ...........................       1.00 %        1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets .......       0.25 %        0.94 %        1.02 %
  Portfolio turnover rate ...........................................     196.50 %      160.27 %      121.62 %

                                                                                         WRL NWQ VALUE EQUITY
                                                                       =========================================================
                                                                                             DECEMBER 31,
                                                                       ---------------------------------------------------------
                                                                            1999           1998           1997         1996(1)
                                                                       -------------- -------------- -------------- ------------
Net asset value, beginning of year ...................................    $  12.12       $  13.90       $  11.27      $ 10.00
 Income from operations:
  Net investment income (loss) .......................................        0.10           0.12           0.12         0.10
  Net realized and unrealized gain (loss) on investments .............        0.85          (0.78)          2.69         1.23
                                                                          --------       --------       --------      -------
   Net income (loss) from operations .................................        0.95          (0.66)          2.81         1.33
                                                                          --------       --------       --------      -------
 Distributions:
  Dividends from net investment income ...............................       (0.10)         (0.13)         (0.09)       (0.04)
  Dividends in excess of net investment income .......................        0.00          (0.12)         (0.07)        0.00
  Distributions from net realized gains on investments ...............        0.00          (0.62)         (0.02)       (0.02)
  Distributions in excess of net realized gains on investments .......       (0.20)         (0.25)          0.00         0.00
                                                                          --------       --------       --------      -------
   Total distributions ...............................................       (0.30)         (1.12)         (0.18)       (0.06)
                                                                          --------       --------       --------      -------
Net asset value, end of year .........................................    $  12.77       $  12.12       $  13.90      $ 11.27
                                                                          ========       ========       ========      =======
Total return .........................................................        7.95 %        (4.78)%        25.04 %      13.19 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ...........................    $137,158       $157,157       $173,435     $ 49,394
  Ratio of expenses to average net assets ............................        0.90 %         0.89 %         0.89 %       1.00 %
  Ratio of net investment income (loss) to average net assets ........        0.77 %         0.89 %         0.90 %       0.89 %
  Portfolio turnover rate ............................................       34.19 %        43.60 %        17.28 %       7.93 %

See Notes to the Financial Statements, which is an integral part of this report.

136  WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                                       WRL GE/SCOTTISH
                                                                                EQUITABLE INTERNATIONAL EQUITY
                                                                         ============================================
                                                                                         DECEMBER 31,
                                                                         --------------------------------------------
                                                                              1999            1998          1997(1)
                                                                         -------------   -------------   ------------
Net asset value, beginning of year ...................................      $ 12.07         $ 10.70        $ 10.00
 Income from operations:
  Net investment income (loss) .......................................         0.04            0.03           0.02
  Net realized and unrealized gain (loss) on investments .............         2.90            1.35           0.73
                                                                            -------         -------        -------
   Net income (loss) from operations .................................         2.94            1.38           0.75
                                                                            -------         -------        -------
 Distributions:
  Dividends from net investment income ...............................        (0.05)          (0.01)         (0.01)
  Dividends in excess of net investment income .......................         0.00            0.00          (0.04)
  Distributions from net realized gains on investments ...............        (0.68)           0.00           0.00
  Distributions in excess of net realized gains on investments .......         0.00            0.00           0.00
                                                                            -------         -------        -------
   Total distributions ...............................................        (0.73)          (0.01)         (0.05)
                                                                            -------         -------        -------
Net asset value, end of year .........................................      $ 14.28         $ 12.07        $ 10.70
                                                                            =======         =======        =======
Total return .........................................................        24.95 %         12.85 %         7.50 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ...........................      $ 33,579        $ 32,149       $ 19,795
  Ratio of expenses to average net assets ............................         1.50 %          1.50 %         1.50 %
  Ratio of net investment income (loss) to average net assets ........         0.31 %          0.30 %         0.18 %
  Portfolio turnover rate ............................................        99.77 %         71.74 %        54.33 %

                                                                                       WRL GE U.S. EQUITY
                                                                         ==============================================
                                                                                          DECEMBER 31,
                                                                         ----------------------------------------------
                                                                              1999             1998           1997(1)
                                                                         --------------   --------------   ------------
Net asset value, beginning of year ...................................      $  14.42         $  12.23        $ 10.00
 Income from operations:
  Net investment income (loss) .......................................          0.07             0.09           0.09
  Net realized and unrealized gain (loss) on investments .............          2.55             2.69           2.60
                                                                            --------         --------        -------
   Net income (loss) from operations .................................          2.62             2.78           2.69
                                                                            --------         --------        -------
 Distributions:
  Dividends from net investment income ...............................         (0.18)           (0.15)         (0.04)
  Dividends in excess of net investment income .......................         (0.33)           (0.33)         (0.38)
  Distributions from net realized gains on investments ...............         (0.74)           (0.11)         (0.04)
  Distributions in excess of net realized gains on investments .......          0.00             0.00           0.00
                                                                            --------         --------        -------
   Total distributions ...............................................         (1.25)           (0.59)         (0.46)
                                                                            --------         --------        -------
Net asset value, end of year .........................................      $  15.79         $  14.42        $ 12.23
                                                                            ========         ========        =======
Total return .........................................................         18.41 %          22.87 %        27.01 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ...........................      $ 179,267        $ 110,803       $ 42,951
  Ratio of expenses to average net assets ............................          0.93 %           1.05 %         1.30 %
  Ratio of net investment income (loss) to average net assets ........          0.46 %           0.67 %         0.75 %
  Portfolio turnover rate ............................................         44.01 %          63.08 %        92.35 %

See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  137

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                            WRL THIRD AVENUE            WRL J.P. MORGAN
                                                                                  VALUE             REAL ESTATE SECURITIES
                                                                       =========================== =========================
                                                                              DECEMBER 31,               DECEMBER 31,
                                                                       --------------------------- -------------------------
                                                                            1999        1998(1)        1999        1998(1)
                                                                       ------------- ------------- ------------ ------------
Net asset value, beginning of year ...................................    $  9.29       $ 10.00      $   8.51     $  10.00
 Income from operations:
  Net investment income (loss) .......................................       0.16          0.06          0.49         0.36
  Net realized and unrealized gain (loss) on investments .............       1.28         (0.74)        (0.79)       (1.85)
                                                                          -------       -------      --------     --------
   Net income (loss) from operations .................................       1.44         (0.68)        (0.30)       (1.49)
                                                                          -------       -------      --------     --------
 Distributions:
  Dividends from net investment income ...............................      (0.28)        (0.03)        (0.15)        0.00
  Dividends in excess of net investment income .......................       0.00          0.00          0.00         0.00
  Distributions from net realized gains on investments ...............       0.00          0.00          0.00         0.00
  Distributions in excess of net realized gains on investments .......       0.00          0.00          0.00         0.00
                                                                          -------       -------      --------     --------
   Total distributions ...............................................      (0.28)        (0.03)        (0.15)        0.00
                                                                          -------       -------      --------     --------
Net asset value, end of year .........................................    $ 10.45       $  9.29      $   8.06     $   8.51
                                                                          =======       =======      ========     ========
Total return .........................................................      15.72 %       (6.84)%       (3.77)%     (14.93)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ...........................    $19,217       $18,206      $  3,199     $  2,414
  Ratio of expenses to average net assets ............................       1.00 %        1.00 %        1.00 %       1.00 %
  Ratio of net investment income (loss) to average net assets ........       1.76 %        0.63 %        5.91 %       6.03 %
  Portfolio turnover rate ............................................       9.56 %        4.35 %      189.80 %     100.80 %

                                                                           WRL             WRL
                                                                      GOLDMAN SACHS   GOLDMAN SACHS
                                                                          GROWTH        SMALL CAP
                                                                     =============== ===============
                                                                       DECEMBER 31,    DECEMBER 31,
                                                                     --------------- ---------------
                                                                         1999(1)         1999(1)
                                                                     --------------- ---------------
Net asset value, beginning of year .................................    $  10.00        $   10.00
 Income from operations:
  Net investment income (loss) .....................................        0.01             0.03
  Net realized and unrealized gain (loss) on investments ...........        1.74             1.74
                                                                        --------        ---------
   Net income (loss) from operations ...............................        1.75             1.77
                                                                        --------        ---------
 Distributions:
  Dividends from net investment income .............................        0.00            (0.04)
  Dividends in excess of net investment income .....................        0.00            (0.48)
  Distributions from net realized gains on investments .............        0.00             0.00
  Distributions in excess of net realized gains on investments .....        0.00             0.00
                                                                        --------        ---------
   Total distributions .............................................        0.00            (0.52)
                                                                        --------        ---------
Net asset value, end of year .......................................    $  11.75        $   11.25
                                                                        ========        =========
Total return .......................................................       17.50 %          17.82 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $  8,204        $   2,783
  Ratio of expenses to average net assets ..........................        1.00 %           1.00 %
  Ratio of net investment income (loss) to average net assets ......        0.12 %           0.50 %
  Portfolio turnover rate ..........................................       40.46 %         340.66 %

                                                                            WRL              WRL
                                                                       T. ROWE PRICE    T. ROWE PRICE
                                                                      DIVIDEND GROWTH     SMALL CAP
                                                                     ================= ==============
                                                                        DECEMBER 31,    DECEMBER 31,
                                                                     ----------------- --------------
                                                                          1999(1)          1999(1)
                                                                     ----------------- --------------
Net asset value, beginning of year .................................      $ 10.00        $   10.00
 Income from operations:
  Net investment income (loss) .....................................         0.11            (0.03)
  Net realized and unrealized gain (loss) on investments ...........        (0.85)            3.87
                                                                          -------        ---------
   Net income (loss) from operations ...............................        (0.74)            3.84
                                                                          -------        ---------
 Distributions:
  Dividends from net investment income .............................         0.00             0.00
  Dividends in excess of net investment income .....................         0.00            (0.43)
  Distributions from net realized gains on investments .............         0.00             0.00
  Distributions in excess of net realized gains on investments .....         0.00             0.00
                                                                          -------        ---------
   Total distributions .............................................         0.00            (0.43)
                                                                          -------        ---------
Net asset value, end of year .......................................      $  9.26        $   13.41
                                                                          =======        =========
Total return .......................................................        (7.40)%          38.49 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................      $ 8,730        $   9,824
  Ratio of expenses to average net assets ..........................         1.00 %           1.00 %
  Ratio of net investment income (loss) to average net assets ......         1.75 %          (0.44)%
  Portfolio turnover rate ..........................................        43.76 %         159.02 %

See Notes to the Financial Statements, which is an integral part of this report.

138  WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                               WRL               WRL              WRL
                                                                             SALOMON       PILGRIM BAXTER       DREYFUS
                                                                             ALL CAP       MID CAP GROWTH       MID CAP
                                                                         ==============   ================   =============
                                                                          DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                         --------------   ----------------   -------------
                                                                             1999(1)           1999(1)          1999(1)
                                                                         --------------   ----------------   -------------
Net asset value, beginning of year ...................................      $  10.00          $  10.00         $  10.00
 Income from operations:
  Net investment income (loss) .......................................          0.08             (0.03)            0.04
  Net realized and unrealized gain (loss) on investments .............          1.48              7.83             0.68
                                                                            --------          --------         --------
   Net income (loss) from operations .................................          1.56              7.80             0.72
                                                                            --------          --------         --------
 Distributions:
  Dividends from net investment income ...............................         (0.06)             0.00             0.00
  Dividends in excess of net investment income .......................         (0.32)            (0.05)            0.00
  Distributions from net realized gains on investments ...............          0.00              0.00             0.00
  Distributions in excess of net realized gains on investments .......          0.00              0.00             0.00
                                                                            --------          --------         --------
   Total distributions ...............................................         (0.38)            (0.05)            0.00
                                                                            --------          --------         --------
Net asset value, end of year .........................................      $  11.18          $  17.75         $  10.72
                                                                            ========          ========         ========
Total return .........................................................         15.57 %           78.00 %           7.20 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ...........................      $  6,686          $ 37,201         $  3,384
  Ratio of expenses to average net assets ............................          1.00 %            1.00 %           1.00 %
  Ratio of net investment income (loss) to average net assets ........          1.09 %           (0.30)%           0.58 %
  Portfolio turnover rate ............................................        216.29 %          155.71 %          94.19 %


See Notes to the Financial Statements, which is an integral part of this report.

                                                         1999 ANNUAL REPORT  139

NOTES TO THE FINANCIAL STATEMENTS
AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 1 -- ORGANIZATION AND SUMMARY OF
          SIGNIFICANT ACCOUNTING POLICIES

The WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year reported on within the Annual Report reflects a full twelve month period except as follows:

PORTFOLIO                                           INCEPTION DATE
------------------------------------------------   ---------------
WRL Dean Asset Allocation ......................       01/03/1995
WRL C.A.S.E. Growth ............................       05/01/1995
WRL NWQ Value Equity ...........................       05/01/1996
WRL GE/Scottish Equitable
  International Equity .........................       01/02/1997
WRL GE U.S. Equity .............................       01/02/1997
WRL Third Avenue Value .........................       01/02/1998
WRL J.P. Morgan Real Estate Securities .........       05/01/1998
WRL Goldman Sachs Growth .......................       05/03/1999
WRL Goldman Sachs Small Cap ....................       05/03/1999
WRL T. Rowe Price Dividend Growth ..............       05/03/1999
WRL T. Rowe Price Small Cap ....................       05/03/1999
WRL Salomon All Cap ............................       05/03/1999
WRL Pilgrim Baxter Mid Cap Growth ..............       05/03/1999
WRL Dreyfus Mid Cap ............................       05/03/1999

See the Prospectus and the Statement of Additional Information for a description of each Portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS
The securities held by WRL J.P. Morgan Money Market are valued on the basis of amortized cost, which approximates market value.
Securities held by the remaining Portfolios are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign denominated assets may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

140  WRL SERIES FUND, INC.

AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 1 -- (CONTINUED)

D. FORWARD FOREIGN CURRENCY CONTRACTS
Certain Portfolios of the Fund are authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. The open forward currency contracts at December 31, 1999 are listed in Note 5.

E. FUTURES AND OPTIONS CONTRACTS
Certain Portfolios of the Fund are authorized to enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of futures contracts and options is imperfect correlation between the change in the value of the futures contracts and options and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. The underlying face amounts at value of any open futures contracts at December 31, 1999 are listed in Note 5. The variation margin receivable or payable, as applicable, is included in the accompanying Statements of Assets and Liabilities. Transactions in written covered call and put options were as follows:

PORTFOLIO                           CONTRACTS*     PREMIUM
--------------------------------   ------------   --------
WRL Salomon All Cap
 Balance at 05/03/1999 .........          0       $ 0
 Written .......................        122        28
 Closed ........................        (89)      (22)
 Exercised .....................          0         0
 Expired .......................        (33)       (6)
                                        ---       ----
 Balance at 12/31/1999 .........          0       $ 0
                                        ===       ===
* Contracts not in thousands.


F. SECURITIES LENDING
The Fund derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. For the year ended December 31, 1999, the following amounts of income, net of related expenses, resulting from securities lending activities are included in interest income:

PORTFOLIO                                                    INCOME
--------------------------------------------------------   ---------
WRL AEGON Bond .........................................   $   38
WRL Janus Growth .......................................    1,352
WRL Janus Global .......................................      561
WRL LKCM Strategic Total Return ........................       65
WRL VKAM Emerging Growth ...............................      555
WRL Alger Aggressive Growth ............................      324
WRL AEGON Balanced .....................................       43
WRL Federated Growth & Income ..........................        9
WRL Dean Asset Allocation ..............................       64
WRL C.A.S.E. Growth ....................................       18
WRL NWQ Value Equity ...................................       17
WRL GE/Scottish Equitable International Equity .........        1
WRL GE U.S. Equity .....................................       17

G. FEDERAL INCOME TAXES
It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Reclassifications between undistributed net investment income ("UNII"), undistributed net realized capital gains ("UNCG") and additional paid-in capital ("APIC") accounts are made to reflect income and gains available for distribution under federal tax regulations. Net investment income, net realized gains and net assets are not affected by these reclassifications.


                                                          1999 ANNUAL REPORT 141

AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 1 -- (CONTINUED)

The Portfolios and the amounts of the reclassifications are as follows:

PORTFOLIO                                         UNII           UNCG
-------------------------------------------   -----------   --------------
WRL Janus Growth ..........................   $ 66,977      $ (66,977)
WRL Janus Global ..........................     5,322          (5,322)
WRL LKCM Strategic Total Return ...........        66             (66)
WRL VKAM Emerging Growth ..................    32,798         (32,798)
WRL Alger Aggressive Growth ...............    59,693         (59,693)
WRL AEGON Balanced ........................       298            (298)
WRL Federated Growth & Income .............     1,926          (1,926)
WRL Dean Asset Allocation .................       (19)             19
WRL C.A.S.E. Growth .......................    11,402         (11,402)
WRL GE/Scottish Equitable
  International Equity ....................       109            (109)
WRL GE U.S. Equity ........................     4,385          (4,385)
WRL J.P. Morgan Real Estate
  Securities ..............................       (39)             39
WRL Goldman Sachs Growth ..................       120            (120)
WRL Goldman Sachs Small Cap ...............       212            (212)
WRL T. Rowe Price Dividend Growth .........        (1)              1
WRL T. Rowe Price Small Cap ...............       578            (578)
WRL Salomon All Cap .......................       623            (623)
WRL Pilgrim Baxter Mid Cap Growth .........     2,140          (2,140)
WRL Dreyfus Mid Cap .......................        29             (29)

In addition, as a result of a $ 388,227 net realized gain arising from a redemption in kind, reclassifications were made in WRL Janus Growth for $ 388,568, increasing APIC and decreasing UNCG.

H. DIVIDENDS AND DISTRIBUTIONS
Dividends of WRL J.P. Morgan Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining Portfolios are typically declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested on the business day following the ex-date.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

I. REAL ESTATE INVESTMENT TRUSTS
There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since WRL J.P. Morgan Real Estate Securities invests primarily in real estate related securities, the value of its shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

J. EXPENSE OFFSET ARRANGEMENT
Fees paid indirectly, in the accompanying Statements of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total Fund expenses.

K. REPURCHASE AGREEMENTS
Certain of the Portfolios of the Fund are authorized to enter into repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price.

NOTE 2 -- INVESTMENT ADVISORY AND
          TRANSACTIONS WITH AFFILIATES

WRL Investment Management, Inc. ("WRL Management") is the investment adviser for the Fund. WRL Investment Services, Inc. ("WRL Services") provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. Prior to May 1, 1999, InterSecurities, Inc. ("ISI") was the Fund's distributor. WRL Management and WRL Services are wholly owned subsidiaries of WRL. WRL and ISI are indirect wholly owned subsidiaries of AEGON NV, a Netherlands corporation. AFSG is an affiliate of WRL Management.


142  WRL SERIES FUND, INC.

AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 2 -- (CONTINUED)

A. INVESTMENT ADVISORY FEES
The Portfolios pay advisory fees at the following annual rate to WRL Management as a percentage of the average daily net assets of the respective Portfolio. WRL Management currently voluntarily waives its advisory fees to the extent a Portfolio's normal operating expenses exceed the stated annual limit.

PORTFOLIO                               ADVISORY FEE   EXPENSE LIMIT
-------------------------------------- -------------- --------------
WRL J.P. Morgan Money Market .........       0.40 %          0.70 %
WRL AEGON Bond .......................       0.45 %          0.70 %
WRL Janus Growth (1) .................       0.80 %          1.00 %
WRL Janus Global (2) .................       0.80 %          1.00 %
WRL LKCM Strategic Total Return              0.80 %          1.00 %
WRL VKAM Emerging Growth .............       0.80 %          1.00 %
WRL Alger Aggressive Growth ..........       0.80 %          1.00 %
WRL AEGON Balanced ...................       0.80 %          1.00 %
WRL Federated Growth & Income                0.75 %          1.00 %
WRL Dean Asset Allocation ............       0.80 %          1.00 %
WRL C.A.S.E. Growth ..................       0.80 %          1.00 %
WRL NWQ Value Equity .................       0.80 %          1.00 %
WRL GE/Scottish Equitable
  International Equity ...............       1.00 %          1.50 %
WRL GE U.S. Equity ...................       0.80 %          1.30 %
WRL Third Avenue Value ...............       0.80 %          1.00 %
WRL J.P. Morgan Real Estate
  Securities .........................       0.80 %          1.00 %
WRL Goldman Sachs Growth (3) .........       0.90 %          1.00 %
WRL Goldman Sachs Small Cap ..........       0.90 %          1.00 %
WRL T. Rowe Price Dividend
  Growth (3) .........................       0.90 %          1.00 %
WRL T. Rowe Price Small Cap ..........       0.75 %          1.00 %
WRL Salomon All Cap (3) ..............       0.90 %          1.00 %
WRL Pilgrim Baxter Mid Cap
  Growth (3) .........................       0.90 %          1.00 %
WRL Dreyfus Mid Cap (4) ..............       0.85 %          1.00 %

(1) WRL Management currently waives 0.025 % of its advisory fee for the first $ 3 billion of the Portfolio's average daily net assets (net fee is 0.775 %); and 0.05 % for the Portfolio's average daily net assets above
     $ 3 billion (net fee is 0.75 %). This waiver is voluntary and may be terminated at any time upon 90 days' notice to the Portfolio.
(2) WRL Management currently waives 0.025 % of its advisory fee for the Portfolio's average daily net assets above $ 2 billion (net fee is 0.775 %). This waiver is voluntary and may be terminated at any time upon 90 days' notice to the Portfolio.
(3) WRL Management receives compensation for its services at 0.90 % for the first $ 100 million of the Portfolio's average daily net assets; and
     0.80 % for the Portfolio's average daily net assets above $ 100 million.
(4) WRL Management receives compensation for its services at 0.85 % for the first $ 100 million of the Portfolio's average daily net assets; and
     0.80 % for the Portfolio's average daily net assets above $ 100 million.

B.  SUB-ADVISERS
WRL Management has entered into sub-advisory agreements with various management companies ("Sub-Advisers") to provide investment services to the Portfolios and compensates the Sub-Advisers as described in the Fund's Statement of Additional Information.

AEGON USA Investment Management, Inc. ("AEGON Management") is the Sub-Adviser to WRL AEGON Bond and WRL AEGON Balanced. Scottish Equitable Investment Management, Ltd. ("SEIM") is a Sub-Adviser to WRL GE/ Scottish Equitable International Equity. AEGON Management and SEIM are indirect wholly owned subsidiaries of AEGON NV.

The Sub-Advisers may occasionally place portfolio business with affiliated brokers of WRL Management or a Sub-Adviser. The Fund has been informed that brokerage commissions were paid to affiliated brokers of WRL Management or a Sub-Adviser during the year ended December 31, 1999, as follows:

PORTFOLIO                                COMMISSIONS
-------------------------------------   ------------
WRL VKAM Emerging Growth ............       $   9
WRL Alger Aggressive Growth .........         904
WRL Third Avenue Value ..............           7

                                                         1999 ANNUAL REPORT  143

AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 2 -- (CONTINUED)

C. INVESTMENT IN AFFILIATES
The Fund did not hold investments in affiliates at December 31, 1999. Security transactions in affiliates during the year ended December 31, 1999, are as follows:

                                                     1999
                           1999         1999       DIVIDEND
                        PURCHASES       SALES       INCOME
                       -----------   ----------   ---------
WRL Janus Global:
  AEGON NV .........   $ 2,543       $ 4,917         $ 0

D. ADMINISTRATIVE SERVICES
The Portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific Portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. WRL Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL Services.

E. PLAN OF DISTRIBUTION
Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999. Prior to May 1, 1999, the Distribution Agreement was with ISI. ISI waived payment by the Fund for the period January 1, 1999 through April 30, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of each Portfolio. AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to any Portfolio before April 30, 2000. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

F. DEFERRED COMPENSATION PLAN
Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the WRL Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any Portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 1999, the market value of invested plan amounts was $135. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 1999 is included in Net assets in the accompanying Statements of Assets and Liabilities.


144  WRL SERIES FUND, INC.

AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 3 -- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 1999, are summarized as follows:

                                                                                               PROCEEDS FROM MATURITIES
                                                         PURCHASES OF SECURITIES                AND SALES OF SECURITIES
                                                 --------------------------------------- -------------------------------------
                                                  LONG-TERM EXCLUDING                     LONG-TERM EXCLUDING
PORTFOLIO                                           U.S. GOVERNMENT     U.S. GOVERNMENT     U.S. GOVERNMENT    U.S. GOVERNMENT
------------------------------------------------ --------------------- ----------------- -------------------- ----------------
WRL J.P. Morgan Money Market ...................      $         0         $ 11,517,714        $         0       $ 11,403,566
WRL AEGON Bond .................................           22,117            1,248,222             20,055          1,253,186
WRL Janus Growth ...............................        2,131,351            1,046,560          2,734,406            992,877
WRL Janus Global ...............................          931,587              136,665            847,368            185,517
WRL LKCM Strategic Total Return ................          258,280                5,568            274,578             11,058
WRL VKAM Emerging Growth .......................        1,272,989           15,430,657          1,263,115         15,383,301
WRL Alger Aggressive Growth ....................          853,333                    0            737,780              2,555
WRL AEGON Balanced .............................           65,633               21,088             39,858             34,419
WRL Federated Growth & Income ..................           90,597                    0             85,501              6,491
WRL Dean Asset Allocation ......................          212,584               53,027            209,692            112,041
WRL C.A.S.E. Growth ............................          118,764                    0            118,539                  0
WRL NWQ Value Equity ...........................           45,297                3,783             73,238              9,939
WRL GE/Scottish Equitable
 International Equity ..........................           29,966                    0             34,910                  0
WRL GE U.S. Equity .............................           97,301                1,167             60,083                562
WRL Third Avenue Value .........................            2,389                    0              1,554                  0
WRL J.P. Morgan Real Estate Securities .........            6,635                    0              5,461                  0
WRL Goldman Sachs Growth .......................            8,441                  237              1,688                 28
WRL Goldman Sachs Small Cap ....................            7,774                  176              6,078                177
WRL T. Rowe Price Dividend Growth ..............           10,404                9,622              1,956              9,305
WRL T. Rowe Price Small Cap ....................           16,145               12,478              9,232             12,485
WRL Salomon All Cap ............................           13,504                  447              8,273                447
WRL Pilgrim Baxter Mid Cap Growth ..............           41,017                    0             18,781                  0
WRL Dreyfus Mid Cap ............................            4,211                    0              1,219                  0



                                                          1999 ANNUAL REPORT 145

AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 4 -- FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions attributed to each Portfolio for accounting purposes are also attributed to that Portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Each Portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The net capital loss carryforwards noted below as of December 31, 1999, if applicable, are available to offset future realized capital gains through the periods listed. Each Portfolio will elect to treat the net capital losses incurred in the two month period prior to December 31, 1999, (Post-October Losses Deferred), if applicable, as having been incurred in the following fiscal year.

                                                                PRIOR YEAR
                                              POST-OCTOBER   NET CAPITAL LOSS
                                                 LOSSES        CARRYFORWARD
PORTFOLIO                                       DEFERRED         UTILIZED
-------------------------------------------- -------------- ------------------
WRL J.P. Morgan Money Market ...............    $      0           $  0
WRL AEGON Bond .............................         284              0
WRL Janus Growth ...........................           2              0
WRL Janus Global ...........................           0              0
WRL LKCM Strategic Total Return ............           0              0
WRL VKAM Emerging Growth ...................           0              0
WRL Alger Aggressive Growth ................           0              0
WRL AEGON Balanced .........................       2,354              0
WRL Federated Growth & Income ..............         186              0
WRL Dean Asset Allocation ..................           0              0
WRL C.A.S.E. Growth ........................           0              0
WRL NWQ Value Equity .......................      14,203              0
WRL GE/Scottish Equitable
 International Equity ......................           0            545
WRL GE U.S. Equity .........................           0              0
WRL Third Avenue Value .....................           0              0
WRL J.P. Morgan Real Estate Securities .....          76              0
WRL Goldman Sachs Growth ...................           0              0
WRL Goldman Sachs Small Cap ................           0              0
WRL T. Rowe Price Dividend Growth ..........          46              0
WRL T. Rowe Price Small Cap ................           0              0
WRL Salomon All Cap ........................           0              0
WRL Pilgrim Baxter Mid Cap Growth ..........           0              0
WRL Dreyfus Mid Cap ........................           0              0

                                              DECEMBER 31, 1999           NET CAPITAL LOSS
                                               NET CAPITAL LOSS             CARRYFORWARD
PORTFOLIO                                        CARRYFORWARD             AVAILABLE THROUGH
-------------------------------------------- ------------------- ----------------------------------
WRL J.P. Morgan Money Market ...............      $       0                     n/a
WRL AEGON Bond .............................          4,453      $ 4,065 through December 31, 2002
                                                                   261 through December 31, 2005
                                                                   127 through December 31, 2007
WRL Janus Growth ...........................              0                     n/a
WRL Janus Global ...........................              0                     n/a
WRL LKCM Strategic Total Return ............              0                     n/a
WRL VKAM Emerging Growth ...................              0                     n/a
WRL Alger Aggressive Growth ................              0                     n/a
WRL AEGON Balanced .........................          3,826       2,432 through December 31, 2006
                                                                  1,394 through December 31, 2007
WRL Federated Growth & Income ..............              0                     n/a
WRL Dean Asset Allocation ..................            568              December 31, 2007
WRL C.A.S.E. Growth ........................              0                     n/a
WRL NWQ Value Equity .......................              0                     n/a
WRL GE/Scottish Equitable
 International Equity ......................              0                     n/a
WRL GE U.S. Equity .........................              0                     n/a
WRL Third Avenue Value .....................            542              December 31, 2007
WRL J.P. Morgan Real Estate Securities .....            331         72 through December 31, 2006
                                                                   259 through December 31, 2007
WRL Goldman Sachs Growth ...................              0                     n/a
WRL Goldman Sachs Small Cap ................              0                     n/a
WRL T. Rowe Price Dividend Growth ..........             63              December 31, 2007
WRL T. Rowe Price Small Cap ................              0                     n/a
WRL Salomon All Cap ........................              0                     n/a
WRL Pilgrim Baxter Mid Cap Growth ..........              0                     n/a
WRL Dreyfus Mid Cap ........................              0                     n/a

146  WRL SERIES FUND, INC.

AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 4 -- (CONTINUED)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 1999, are as follows:


                                                                                                                NET UNREALIZED
                                                            FEDERAL TAX      UNREALIZED        UNREALIZED        APPRECIATION
PORTFOLIO                                                    COST BASIS     APPRECIATION     (DEPRECIATION)     (DEPRECIATION)
--------------------------------------------------------   -------------   --------------   ----------------   ---------------
WRL J.P. Morgan Money Market ...........................    $   426,135     $         0        $        0        $         0
WRL AEGON Bond .........................................        156,957               3            (8,392)            (8,389)
WRL Janus Growth .......................................      1,999,065       2,133,706            (4,503)         2,129,203
WRL Janus Global .......................................        970,326         955,515            (7,038)           948,477
WRL LKCM Strategic Total Return ........................        491,976         155,299           (26,068)           129,231
WRL VKAM Emerging Growth ...............................        925,655         994,770            (3,164)           991,606
WRL Alger Aggressive Growth ............................        620,478         512,953           (11,568)           501,385
WRL AEGON Balanced .....................................         90,325          20,170            (2,990)            17,180
WRL Federated Growth & Income ..........................         80,592           2,181            (8,679)            (6,498)
WRL Dean Asset Allocation ..............................        256,436          17,697           (21,619)            (3,922)
WRL C.A.S.E. Growth ....................................         89,646          15,294           (11,176)             4,118
WRL NWQ Value Equity ...................................        119,532          28,687           (12,626)            16,061
WRL GE/Scottish Equitable International Equity .........         26,073           8,934            (1,358)             7,576
WRL GE U.S. Equity .....................................        143,516          32,912           (10,754)            22,158
WRL Third Avenue Value .................................         17,338           3,528            (2,149)             1,379
WRL J.P. Morgan Real Estate Securities .................          3,365              14              (302)              (288)
WRL Goldman Sachs Growth ...............................          7,120           1,292              (297)               995
WRL Goldman Sachs Small Cap ............................          2,506             361              (145)               216
WRL T. Rowe Price Dividend Growth ......................          8,967             351              (683)              (332)
WRL T. Rowe Price Small Cap ............................          7,491           2,388              (488)             1,900
WRL Salomon All Cap ....................................          6,639             507              (480)                27
WRL Pilgrim Baxter Mid Cap Growth ......................         27,210          10,149              (402)             9,747
WRL Dreyfus Mid Cap ....................................          3,204             298              (169)               129


                                                         1999 ANNUAL REPORT  147

AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 5 -- COMMITMENTS

For the year ended December 31, 1999, WRL Janus Growth, WRL Janus Global, WRL GE/Scottish Equitable International Equity, WRL GE U.S. Equity, WRL Third Avenue Value and WRL T. Rowe Price Dividend Growth entered into forward foreign currency contracts. These obligate each Portfolio to deliver currencies at specified future dates. The open contracts at December 31, 1999, are as follows:

                                                                   VALUE IN       NET UNREALIZED
                                                 SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                       BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
---------------------------   ---------------   ------------   ---------------   ---------------
WRL Janus Global
 British Pound ............           (35)      01/04/2000       $      (56)         $     0
 British Pound ............           (51)      01/05/2000              (82)               0
 British Pound ............           (43)      01/07/2000              (69)               0
 British Pound ............        17,700       04/07/2000           28,594             (789)
 British Pound ............          (900)      04/07/2000           (1,454)              36
 British Pound ............        (2,000)      04/07/2000           (3,231)               8
 British Pound ............        (3,800)      04/07/2000           (6,139)              25
 British Pound ............        (4,200)      04/07/2000           (6,785)              23
 British Pound ............       (16,800)      04/07/2000          (27,140)             677
 British Pound ............           300       04/14/2000              485              (14)
 British Pound ............        (4,000)      04/14/2000           (6,462)             144
 British Pound ............          (500)      04/20/2000             (808)               4
 British Pound ............        (2,190)      06/09/2000           (3,537)              12
 British Pound ............        (9,110)      06/09/2000          (14,714)              56
 Canadian Dollar ..........          (700)      04/07/2000             (484)              (5)
 Canadian Dollar ..........          (700)      04/07/2000             (484)              (1)
 Canadian Dollar ..........        (1,800)      04/07/2000           (1,246)             (14)
 Canadian Dollar ..........          (700)      05/18/2000             (485)              (5)
 Euro Dollar ..............           (31)      01/03/2000              (31)               0
 Euro Dollar ..............           (18)      01/04/2000              (18)               0
 Euro Dollar ..............           (30)      01/05/2000              (30)               0
 Euro Dollar ..............        16,000       04/07/2000           16,244               59
 Euro Dollar ..............           700       04/07/2000              711              (60)
 Euro Dollar ..............          (700)      04/07/2000             (711)              50
 Euro Dollar ..............        (1,600)      04/07/2000           (1,624)              71
 Euro Dollar ..............        (3,400)      04/07/2000           (3,452)             120
 Euro Dollar ..............        (5,000)      04/07/2000           (5,076)             123
 Euro Dollar ..............        (8,000)      04/07/2000           (8,122)               8
 Euro Dollar ..............       (30,000)      04/07/2000          (30,456)             504
 Euro Dollar ..............       (32,000)      04/07/2000          (32,486)             513
 Euro Dollar ..............       (33,200)      04/14/2000          (33,721)           2,134
 Euro Dollar ..............         8,000       04/20/2000            8,129             (519)
 Euro Dollar ..............        (9,900)      04/20/2000          (10,060)             834
 Euro Dollar ..............       (28,000)      06/02/2000          (28,538)             805
 Euro Dollar ..............        (3,600)      06/09/2000           (3,671)              25
 Euro Dollar ..............        (6,400)      06/09/2000           (6,526)              10
 Hong Kong Dollar .........         3,000       05/07/2001              383                3
 Hong Kong Dollar .........        (2,600)      05/07/2001             (332)              (5)

148  WRL SERIES FUND, INC.

AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 5 -- (CONTINUED)

                                                                    VALUE IN       NET UNREALIZED
                                                  SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                        BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
----------------------------   ---------------   ------------   ---------------   ---------------
WRL Janus Global (continued)
 Hong Kong Dollar ..........          (3,000)    05/07/2001        $    (383)         $   (5)
 Hong Kong Dollar ..........          (4,000)    05/07/2001             (511)             (7)
 Hong Kong Dollar ..........          (4,000)    05/07/2001             (511)             (3)
 Hong Kong Dollar ..........          (5,000)    05/07/2001             (638)            (10)
 Hong Kong Dollar ..........          (6,600)    05/07/2001             (843)            (15)
 Hong Kong Dollar ..........          (7,000)    05/07/2001             (894)            (15)
 Hong Kong Dollar ..........          (7,000)    05/07/2001             (894)             (7)
 Hong Kong Dollar ..........          (8,000)    05/07/2001           (1,021)            (13)
 Hong Kong Dollar ..........          (9,400)    05/07/2001           (1,200)            (15)
 Hong Kong Dollar ..........         (12,000)    05/07/2001           (1,532)            (23)
 Hong Kong Dollar ..........         (12,500)    05/07/2001           (1,596)            (28)
 Hong Kong Dollar ..........         (14,000)    05/07/2001           (1,787)            (28)
 Hong Kong Dollar ..........         (18,000)    05/07/2001           (2,298)            (40)
 Hong Kong Dollar ..........         (23,500)    05/07/2001           (3,000)            (20)
 Hong Kong Dollar ..........         (26,400)    05/07/2001           (3,370)            (58)
 Hong Kong Dollar ..........         (26,500)    05/07/2001           (3,383)            (52)
 Hong Kong Dollar ..........         (28,000)    05/07/2001           (3,574)            (11)
 Hong Kong Dollar ..........         (32,500)    05/07/2001           (4,149)            (27)
 Hong Kong Dollar ..........         (14,000)    05/10/2001           (1,787)             (8)
 Hong Kong Dollar ..........         (15,000)    05/10/2001           (1,915)            (10)
 Hong Kong Dollar ..........         (24,000)    05/10/2001           (3,064)            (14)
 Hong Kong Dollar ..........         (25,000)    05/10/2001           (3,191)             (7)
 Hong Kong Dollar ..........         (25,700)    05/10/2001           (3,281)            (14)
 Hong Kong Dollar ..........         (40,000)    05/10/2001           (5,106)             (5)
 Japanese Yen ..............          (3,352)    01/04/2000              (33)              0
 Japanese Yen ..............         395,000     03/06/2000            3,908             140
 Japanese Yen ..............        (395,000)    03/06/2000           (3,908)           (113)
 Japanese Yen ..............       2,505,000     03/16/2000           24,826             889
 Japanese Yen ..............        (350,000)    03/16/2000           (3,469)             24
 Japanese Yen ..............      (2,805,000)    03/16/2000          (27,799)           (672)
 Japanese Yen ..............       3,100,000     04/07/2000           30,834           1,078
 Japanese Yen ..............        (520,000)    04/07/2000           (5,172)           (190)
 Japanese Yen ..............        (700,000)    04/07/2000           (6,963)           (201)
 Japanese Yen ..............        (700,000)    04/07/2000           (6,963)           (137)
 Japanese Yen ..............      (2,580,000)    04/07/2000          (25,663)           (975)
 Japanese Yen ..............        (200,000)    04/14/2000           (1,992)            (54)
 Japanese Yen ..............      (2,800,000)    04/20/2000          (27,910)           (642)
 Japanese Yen ..............        (500,000)    05/18/2000           (5,008)           (144)
 Japanese Yen ..............        (700,000)    06/02/2000           (7,028)           (212)
 Swiss Franc ...............            (332)    01/04/2000             (208)              0
 Swiss Franc ...............            (437)    01/05/2000             (275)             (1)

                                                         1999 ANNUAL REPORT  149

AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 5 -- (CONTINUED)

                                                                          VALUE IN       NET UNREALIZED
                                                        SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                              BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
----------------------------------   ---------------   ------------   ---------------   ---------------
WRL Janus Global (continued)
 Swiss Franc .....................          (317)      01/06/2000       $      (200)        $    (1)
 Swiss Franc .....................         3,600       04/20/2000             2,291               8
 Swiss Franc .....................        (2,200)      04/20/2000            (1,400)             27
 Swiss Franc .....................        (2,200)      04/20/2000            (1,400)              4
 Swiss Franc .....................        (3,100)      06/02/2000            (1,983)             55
                                                                        -----------         -------
  Total WRL Janus Global .........                                      $  (298,927)        $ 3,280
                                                                        ===========         =======

WRL GE U.S. Equity entered into Standard & Poor's Index of 500 Common Stocks ("S&P 500 Index") futures contracts, which obligate the Portfolio to settle variation margins in cash daily. Securities with an aggregate market value of $ 1,147 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:


                                                                      NET UNREALIZED
                                          SETTLEMENT                   APPRECIATION
TYPE                        CONTRACTS        DATE          VALUE      (DEPRECIATION)
------------------------   -----------   ------------   ----------   ---------------
 S&P 500 Index .........          22     03/17/2000      $ 8,163          $ 252

WRL Goldman Sachs Small Cap entered into Russell 2000 Index futures contracts, which obligate the Portfolio to settle variation margins in cash daily. Cash in the amount of $ 25, included in the accompanying Statements of Assets and Liabilities, is segregated and held by the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                                                       NET UNREALIZED
                                              SETTLEMENT                APPRECIATION
TYPE                             CONTRACTS       DATE        VALUE     (DEPRECIATION)
-----------------------------   ----------   ------------   -------   ---------------
 Russell 2000 Index .........           2    03/17/2000      $ 510          $ 9


150  WRL SERIES FUND, INC.

AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 6 -- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the year ended December 31, 1999, ratio of expenses to average net assets is net of the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of expenses to average net assets is net of the advisory fee waiver and fees paid indirectly. Without the advisory fee waived by WRL Management and the fees paid indirectly, ratio of expenses to average net assets for each period presented would be as follows:

                                                                                   DECEMBER 31,
                                                         ----------------------------------------------------------------
PORTFOLIO                                                    1999         1998         1997         1996         1995
-------------------------------------------------------- ------------ ------------ ------------ ------------ ------------
WRL J.P. Morgan Money Market ...........................         *            *            *            *            *
WRL AEGON Bond .........................................         *            *            *            *            *
WRL Janus Growth .......................................      0.82 %          *            *            *            *
WRL Janus Global .......................................         *            *            *            *            *
WRL LKCM Strategic Total Return ........................         *            *            *            *            *
WRL VKAM Emerging Growth ...............................         *            *            *            *            *
WRL Alger Aggressive Growth ............................         *            *            *            *            *
WRL AEGON Balanced .....................................         *            *            *            *            *
WRL Federated Growth & Income ..........................         *            *            *            *         1.08 %
WRL Dean Asset Allocation ..............................         *            *            *            *            *
WRL C.A.S.E. Growth ....................................         *            *         1.14 %       1.70 %       4.17 %
WRL NWQ Value Equity ...................................         *            *            *         1.10 %          **
WRL GE/Scottish Equitable International Equity .........      1.84 %       1.96 %       3.14 %          **           **
WRL GE U.S. Equity .....................................         *            *         1.54 %          **           **
WRL Third Avenue Value .................................      1.06 %       1.13 %          **           **           **
WRL J.P. Morgan Real Estate Securities .................      2.69 %       3.34 %          **           **           **
WRL Goldman Sachs Growth ...............................      1.79 %          **           **           **           **
WRL Goldman Sachs Small Cap ............................      3.72 %          **           **           **           **
WRL T. Rowe Price Dividend Growth ......................      1.57 %          **           **           **           **
WRL T. Rowe Price Small Cap ............................      1.64 %          **           **           **           **
WRL Salomon All Cap ....................................      1.91 %          **           **           **           **
WRL Pilgrim Baxter Mid Cap Growth ......................      0.94 %          **           **           **           **
WRL Dreyfus Mid Cap ....................................      3.26 %          **           **           **           **

*  Ratio difference less than 0.01%.
** Portfolio was not in existence during this period.

                                                          1999 ANNUAL REPORT 151

AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 7 -- SCHEDULE OF INVESTMENTS

The following provides additional information on certain of the holdings in each Portfolio.

(a) No dividends were paid during the preceding twelve months.

(b) As of December 31, 1999, the security is on loan (see Note 1F). The market value of all securities on loan, included in Other in the accompanying Statements of Assets and Liabilities at December 31, 1999, by Portfolio, is as follows:

PORTFOLIO                                         MARKET VALUE
------------------------------------------------ -------------
WRL AEGON Bond .................................  $   20,795
WRL Janus Growth ...............................     416,965
WRL Janus Global ...............................     192,804
WRL LKCM Strategic Total Return ................      32,748
WRL VKAM Emerging Growth .......................     325,314
WRL Alger Aggressive Growth ....................     182,495
WRL AEGON Balanced .............................       3,553
WRL Federated Growth & Income ..................       2,185
WRL Dean Asset Allocation ......................      10,203
WRL C.A.S.E. Growth ............................       6,006
WRL NWQ Value Equity ...........................       7,679
WRL GE/Scottish Equitable International Equity .       1,111
WRL GE U.S. Equity .............................       3,934

(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

(d) Floating or variable rate note. Rate is listed as of December 31, 1999.

(e) At December 31, 1999, the collateral for the repurchase agreements is as follows:

                                                                                       MARKET VALUE
PORTFOLIO                                            COLLATERAL                    AND ACCRUED INTEREST
--------------------------------- ----------------------------------------------- ---------------------
WRL LKCM Strategic Total Return   $ 9,434 Fannie Mae ARM - 313215
                                   6.94 % due 08/01/2025                                  $  2,164
WRL Alger Aggressive Growth       $ 10,000 Freddie Mac - Series 1517 - Class G
                                   6.90 % due 07/15/2021                                     9,889
                                  $ 4,705 Small Business Association - 504101
                                   8.13 % due 03/25/2023                                     3,917
WRL Federated Growth & Income     $ 2,046 U.S. Treasury Note
                                   11.25 % due 02/15/2015                                    2,978
WRL NWQ Value Equity              $ 6,000 Fannie Mae Floating Rate Bond - Series
                                   1992-177 - Class F
                                   7.65 % due 10/25/2022                                     6,218
                                  $ 6,329 Small Business Association - 503810
                                   6.00 % due 06/25/2022                                     4,650
WRL Goldman Sachs Growth          $ 54 Small Business Association - 503843
                                   6.00 % due 07/25/2022                                        39

152  WRL SERIES FUND, INC.

AT DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

NOTE 7 -- (CONTINUED)

                                                                                    MARKET VALUE
PORTFOLIO                                           COLLATERAL                  AND ACCRUED INTEREST
----------------------------------- ------------------------------------------ ---------------------
WRL Goldman Sachs Small Cap         $ 8,689 Fannie Mae ARM - 223556
                                     6.82 % due 07/01/2023                             $   645
WRL Salomon All Cap                 $ 690 U.S. Treasury Note
                                     8.75 % due 05/15/2017                                 833
WRL Pilgrim Baxter Mid Cap Growth   $ 13,061 Fannie Mae ARM - 362470
                                     6.99 % due 04/01/2026                               2,977
WRL Dreyfus Mid Cap                 $ 209 Small Business Association - 504522
                                     8.13 % due 11/25/2010                                 192

(f) For WRL GE/Scottish Equitable International Equity, the Corporate Debt Securities - Aerospace category has been omitted since its percentage of net assets is less than 0.01 %. The security in this category, British Aerospace PLC (7.45 %, due 11/30/2003) has a cost and market value of less than $ 1. For WRL Salomon All Cap, the Corporate Debt Securities - Automotive category has been omitted since its percentage of net assets is less than 0.01 %. The security in this category, Breed Technologies, Inc. (9.25 % due 04/15/2008) has a cost and market value of less than $ 1; it is also currently in default on interest payments.
(g)  Market value is less than $ 1.
(h) Harnischfeger Industries, Inc. is currently in default on interest payments.
(i) At December 31, 1999, a portion or all of the security is segregated with the custodian to cover margin requirements for open futures and option contracts. The market value of all securities segregated at December 31, 1999 is $ 1,147 for WRL GE U.S. Equity and $ 49 for WRL Salomon All Cap.


DEFINITIONS
------------

ADR          American Depositary Receipt

ARM          Adjustable Rate Mortgage

GDR          Global Depositary Receipt

PEPS         Premium Equity Partnership Security Units

REIT         Real Estate Investment Trust

STRYPES      Structured Yield Product Exchangeable for Common Stock

TRACES       Trust Automatic Common Exchange Securities


                                                          1999 ANNUAL REPORT 153

                             WRL SERIES FUND, INC.
                         OFFICE OF THE WRL SERIES FUND
                              570 Carillon Parkway
                            St. Petersburg, FL 33716
                                 1-800-851-9777

                            INDEPENDENT ACCOUNTANTS:
                          PricewaterhouseCoopers LLP
                            400 North Ashley Street,
                                   Suite 2800
                                Tampa, FL 33602

                                   CUSTODIAN:
                         Investors Bank & Trust Company
                             200 Clarendon Street
                                   16th Floor
                                Boston, MA 02116

                              INVESTMENT ADVISER:
                        WRL Investment Management, Inc.
                              570 Carillon Parkway
                            St. Petersburg, FL 33716


                                 SUB-ADVISERS:

Janus Capital Corporation                          Scottish Equitable Investment
100 Fillmore Street                                           Management Limited
Denver, CO 80206                                                  Edinburgh Park
                                                    Edinburgh EH12 9SE, Scotland
Luther King Capital
Management Corporation                                                 AEGON USA
301 Commerce Street, Suite 1600                      Investment Management, Inc.
Fort Worth, TX 76102                                    4333 Edgewood Road, N.E.
                                                          Cedar Rapids, IA 52499
Federated Investment Counseling
Federated Investors Tower                                       Van Kampen Asset
Pittsburgh, PA 15222-3779                                        Management Inc.
                                                              One Parkview Plaza
NWQ Investment                                        Oakbrook Terrace, IL 60181
Management Company, Inc.
2049 Century Park East, 4th Floor                    Fred Alger Management, Inc.
Los Angeles, CA 90067                           1 World Trade Center, Suite 9333
                                                              New York, NY 10048
EQSF Advisers, Inc.
767 Third Avenue                                          J.P. Morgan Investment
New York, NY 10017-2023                                          Management Inc.
                                                                522 Fifth Avenue
C.A.S.E. Management, Inc.                                    New York, NY 10036
5355 Tower Center Road, Suite 702
Boca Raton, FL 33486                                  Dean Investment Associates
                                                            2480 Kettering Tower
Goldman Sachs Asset Management                             Dayton, OH 45423-2480
One New York Plaza
New York, NY 10004                                                 GE Investment
                                                         Management Incorporated
Salomon Brothers Asset Management Inc                         3003 Summer Street
7 World Trade Center                                          Stamford, CT 06905
New York, NY 10048
                                              Pilgrim Baxter & Associates, Ltd.
T. Rowe Price Associates, Inc.                               825 Duportail Road
100 E. Pratt Street                                             Wayne, PA 19087
Baltimore, MD 21202
                                                        The Dreyfus Corporation
                                                                200 Park Avenue
                                                              New York, NY 10166


[WRL LOGO]


INVESTMENT ADVISER
WRL Investment Management, Inc.
Distributor: AFSG Securities Corporation
4333 Edgewood Road, N.E.
Cedar Rapids, IA 52499

This material must be preceded or accompanied by the Fund's current prospectus.

February 2000
ACC00001-2/00

WRL QUARTERLY SUBACCOUNT PERFORMANCE
WRL FREEDOM ATTAINER/registered trademark/ VARIABLE ANNUITY
AT DECEMBER 31, 1999

                                                 INCEPTION
SUBACCOUNT                                          DATE
----------                                       ----------
WRL J.P. Morgan Money Market                     02/24/1989
WRL AEGON Bond                                   02/24/1989
WRL Janus Growth                                 02/24/1989
WRL Janus Global                                 12/03/1992
WRL LKCM Strategic Total Return                  03/01/1993
WRL VKAM Emerging Growth                         03/01/1993
WRL Alger Aggressive Growth                      03/01/1994
WRL AEGON Balanced                               03/01/1994
WRL Federated Growth & Income                    03/01/1994
WRL Dean Asset Allocation                        01/03/1995
WRL C.A.S.E. Growth                              05/01/1996
WRL NWQ Value Equity                             05/01/1996
WRL GE/Scottish Equitable International Equity   01/02/1997
WRL GE U.S. Equity                               01/02/1997
WRL Third Avenue Value                           01/02/1998
WRL J.P. Morgan Real Estate Securities           05/01/1998
WRL Goldman Sachs Growth*                        05/03/1999
WRL Goldman Sachs Small Cap*                     05/03/1999
WRL T. Rowe Price Dividend Growth*               05/03/1999
WRL T. Rowe Price Small Cap*                     05/03/1999
WRL Salomon All Cap*                             05/03/1999
WRL Pilgrim Baxter Mid Cap Growth*               05/03/1999
WRL Dreyfus Mid Cap*                             05/03/1999

                                                                           STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                                           -------------------------------------
                                                         ONE             THREE            FIVE              TEN          SINCE
SUBACCOUNT                                               YEAR            YEARS            YEARS            YEARS       INCEPTION
----------                                             --------         --------         --------         -------      ---------
WRL J.P. Morgan Money Market                            (2.75)%           2.31 %           3.28 %           3.25 %       3.52 %
WRL AEGON Bond                                         (10.44)%           2.17 %           5.47 %           5.83 %       6.54 %
WRL Janus Growth                                        51.39 %          43.00 %          37.96 %          22.04 %      23.45 %
WRL Janus Global                                        62.68 %          35.64 %          31.06 %            n/a        26.25 %
WRL LKCM Strategic Total Return                          4.38 %          11.69 %          14.65 %            n/a        12.28 %
WRL VKAM Emerging Growth                                96.32 %          48.08 %          41.01 %            n/a        30.96 %
WRL Alger Aggressive Growth                             60.62 %          43.56 %          34.71 %            n/a        28.58 %
WRL AEGON Balanced                                      (4.55)%           6.08 %           9.48 %            n/a         6.76 %
WRL Federated Growth & Income                          (11.94)%           4.26 %           9.54 %            n/a         7.04 %
WRL Dean Asset Allocation                              (13.11)%           3.19 %            n/a              n/a         8.37 %
WRL C.A.S.E. Growth                                     25.88 %          13.72 %            n/a              n/a        13.40 %
WRL NWQ Value Equity                                     0.31 %           5.94 %            n/a              n/a         8.27 %
WRL GE/Scottish Equitable International Equity          17.10 %            n/a              n/a              n/a        11.67 %
WRL GE U.S. Equity                                      10.64 %            n/a              n/a              n/a        19.68 %
WRL Third Avenue Value                                   7.98 %            n/a              n/a              n/a        (0.73)%
WRL J.P. Morgan Real Estate Securities                 (11.27)%            n/a              n/a              n/a       (16.73)%
WRL Goldman Sachs Growth*                                 n/a              n/a              n/a              n/a        10.32 %
WRL Goldman Sachs Small Cap*                              n/a              n/a              n/a              n/a        10.22 %
WRL T. Rowe Price Dividend Growth*                        n/a              n/a              n/a              n/a       (14.37)%
WRL T. Rowe Price Small Cap*                              n/a              n/a              n/a              n/a        31.14 %
WRL Salomon All Cap*                                      n/a              n/a              n/a              n/a         8.41 %
WRL Pilgrim Baxter Mid Cap Growth*                        n/a              n/a              n/a              n/a        70.31 %
WRL Dreyfus Mid Cap*                                      n/a              n/a              n/a              n/a         0.11 %

* Not annualized.

The total returns are based on the Subaccounts' historical performance and neither indicate nor guarantee future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of its purchase payments.

The foregoing figures set forth the historical total returns of the Subaccounts calculated as described in the current prospectus for the Contract. The calculations set forth assume a hypothetical amount held in a Subaccount for a Contract for various periods of time shown. Each period of time ends at December 31, 1999.

All calculations reflect the mortality and expense risk charge and administrative charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a $ 30 annual Contract charge and a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a five year declining withdrawal charge which is initially a maximum of 6 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Attainer/registered trademark/ Variable Annuity and WRL Series Fund, Inc. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.


                                          WRL QUARTERLY SUBACCOUNT PERFORMANCE 1

WRL QUARTERLY SUBACCOUNT PERFORMANCE
WRL FREEDOM BELLWETHER/registered trademark/ VARIABLE ANNUITY
AT DECEMBER 31, 1999

                                                 INCEPTION
SUBACCOUNT                                          DATE
----------                                       ----------
WRL J.P. Morgan Money Market                     12/03/1992
WRL AEGON Bond                                   12/03/1992
WRL Janus Growth                                 12/03/1992
WRL Janus Global                                 12/03/1992
WRL LKCM Strategic Total Return                  03/01/1993
WRL VKAM Emerging Growth                         03/01/1993
WRL Alger Aggressive Growth                      03/01/1994
WRL AEGON Balanced                               03/01/1994
WRL Federated Growth & Income                    03/01/1994
WRL Dean Asset Allocation                        01/03/1995
WRL C.A.S.E. Growth                              05/01/1996
WRL NWQ Value Equity                             05/01/1996
WRL GE/Scottish Equitable International Equity   01/02/1997
WRL GE U.S. Equity                               01/02/1997
WRL Third Avenue Value                           01/02/1998
WRL J.P. Morgan Real Estate Securities           05/01/1998
WRL Goldman Sachs Growth*                        05/03/1999
WRL Goldman Sachs Small Cap*                     05/03/1999
WRL T. Rowe Price Dividend Growth*               05/03/1999
WRL T. Rowe Price Small Cap*                     05/03/1999
WRL Salomon All Cap*                             05/03/1999
WRL Pilgrim Baxter Mid Cap Growth*               05/03/1999
WRL Dreyfus Mid Cap*                             05/03/1999

                                                                 STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                                 -------------------------------------
                                                          ONE                THREE              FIVE          SINCE
SUBACCOUNT                                                YEAR               YEARS              YEARS       INCEPTION
----------                                              --------            -------            -------      ---------
WRL J.P. Morgan Money Market                              3.27 %             3.58 %             3.63 %        2.98 %
WRL AEGON Bond                                           (4.41)%             3.45 %             5.77 %        4.60 %
WRL Janus Growth                                         57.33 %            43.52 %            37.91 %       24.56 %
WRL Janus Global                                         68.61 %            36.25 %            31.06 %       26.10 %
WRL LKCM Strategic Total Return                          10.39 %            12.72 %            14.82 %       12.21 %
WRL VKAM Emerging Growth                                102.19 %            48.55 %            40.95 %       30.80 %
WRL Alger Aggressive Growth                              66.55 %            44.07 %            34.69 %       28.55 %
WRL AEGON Balanced                                        1.47 %             7.24 %             9.71 %        6.98 %
WRL Federated Growth & Income                            (5.90)%             5.47 %             9.78 %        7.26 %
WRL Dean Asset Allocation                                (7.07)%             4.44 %              n/a          8.77 %
WRL C.A.S.E. Growth                                      31.86 %            14.70 %              n/a         14.15 %
WRL NWQ Value Equity                                      6.33 %             7.11 %              n/a          9.12 %
WRL GE/Scottish Equitable International Equity           23.10 %              n/a                n/a         13.21 %
WRL GE U.S. Equity                                       16.64 %              n/a                n/a         20.97 %
WRL Third Avenue Value                                   13.99 %              n/a                n/a          2.28 %
WRL J.P. Morgan Real Estate Securities                   (5.23)%              n/a                n/a        (12.66)%
WRL Goldman Sachs Growth*                                  n/a                n/a                n/a         16.32 %
WRL Goldman Sachs Small Cap*                               n/a                n/a                n/a         16.23 %
WRL T. Rowe Price Dividend Growth*                         n/a                n/a                n/a         (8.35)%
WRL T. Rowe Price Small Cap*                               n/a                n/a                n/a         37.12 %
WRL Salomon All Cap*                                       n/a                n/a                n/a         14.41 %
WRL Pilgrim Baxter Mid Cap Growth*                         n/a                n/a                n/a         76.25 %
WRL Dreyfus Mid Cap*                                       n/a                n/a                n/a          6.12 %

* Not annualized.

The total returns are based on the Subaccounts' historical performance and neither indicate nor guarantee future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of its purchase payments.

The foregoing figures set forth the historical total returns of the Subaccounts calculated as described in the current prospectus for the Contract. The calculations set forth assume a hypothetical amount held in a Subaccount for a Contract for various periods of time shown. Each period of time ends at December 31, 1999.

All calculations reflect the mortality and expense risk charge and administrative charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a $ 30 annual Contract charge.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Bellwether/registered trademark/ Variable Annuity and WRL Series Fund, Inc. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, Contact Western Reserve Life Assurance Co. of Ohio.

2  WRL QUARTERLY SUBACCOUNT PERFORMANCE

WRL QUARTERLY SUBACCOUNT PERFORMANCE
WRL FREEDOM CONQUEROR/registered trademark/ VARIABLE ANNUITY
AT DECEMBER 31, 1999

                                                 INCEPTION
SUBACCOUNT                                          DATE
----------                                       ----------
WRL J.P. Morgan Money Market                     12/03/1992
WRL AEGON Bond                                   12/03/1992
WRL Janus Growth                                 12/03/1992
WRL Janus Global                                 12/03/1992
WRL LKCM Strategic Total Return                  03/01/1993
WRL VKAM Emerging Growth                         03/01/1993
WRL Alger Aggressive Growth                      03/01/1994
WRL AEGON Balanced                               03/01/1994
WRL Federated Growth & Income                    03/01/1994
WRL Dean Asset Allocation                        01/03/1995
WRL C.A.S.E. Growth                              05/01/1996
WRL NWQ Value Equity                             05/01/1996
WRL GE/Scottish Equitable International Equity   01/02/1997
WRL GE U.S. Equity                               01/02/1997
WRL Third Avenue Value                           01/02/1998
WRL J.P. Morgan Real Estate Securities           05/01/1998
WRL Goldman Sachs Growth*                        05/03/1999
WRL Goldman Sachs Small Cap*                     05/03/1999
WRL T. Rowe Price Dividend Growth*               05/03/1999
WRL T. Rowe Price Small Cap*                     05/03/1999
WRL Salomon All Cap*                             05/03/1999
WRL Pilgrim Baxter Mid Cap Growth*               05/03/1999
WRL Dreyfus Mid Cap*                             05/03/1999

                                                                 STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                                 -------------------------------------
                                                          ONE               THREE              FIVE           SINCE
SUBACCOUNT                                                YEAR              YEARS              YEARS        INCEPTION
----------                                              --------           --------           --------      ---------
WRL J.P. Morgan Money Market                             (4.96)%             1.46 %             2.72 %        2.55 %
WRL AEGON Bond                                          (12.64)%             1.32 %             4.94 %        4.20 %
WRL Janus Growth                                         49.10 %            42.43 %            37.63 %       24.42 %
WRL Janus Global                                         60.38 %            35.04 %            30.70 %       25.98 %
WRL LKCM Strategic Total Return                           2.16 %            10.93 %            14.22 %       11.94 %
WRL VKAM Emerging Growth                                 93.96 %            47.53 %            40.68 %       30.70 %
WRL Alger Aggressive Growth                              58.32 %            42.99 %            34.37 %       28.33 %
WRL AEGON Balanced                                       (6.76)%             5.27 %             8.99 %        6.44 %
WRL Federated Growth & Income                           (14.13)%             3.43 %             9.06 %        6.72 %
WRL Dean Asset Allocation                               (15.30)%             2.35 %              n/a          8.02 %
WRL C.A.S.E. Growth                                      23.63 %            12.98 %              n/a         13.02 %
WRL NWQ Value Equity                                     (1.90)%             5.13 %              n/a          7.84 %
WRL GE/Scottish Equitable International Equity           14.87 %              n/a                n/a         11.46 %
WRL GE U.S. Equity                                        8.41 %              n/a                n/a         19.46 %
WRL Third Avenue Value                                    5.76 %              n/a                n/a         (1.45)%
WRL J.P. Morgan Real Estate Securities                  (13.46)%              n/a                n/a        (17.60)%
WRL Goldman Sachs Growth*                                  n/a                n/a                n/a          8.17 %
WRL Goldman Sachs Small Cap*                               n/a                n/a                n/a          8.07 %
WRL T. Rowe Price Dividend Growth*                         n/a                n/a                n/a        (16.50)%
WRL T. Rowe Price Small Cap*                               n/a                n/a                n/a         28.96 %
WRL Salomon All Cap*                                       n/a                n/a                n/a          6.26 %
WRL Pilgrim Baxter Mid Cap Growth*                         n/a                n/a                n/a         68.10 %
WRL Dreyfus Mid Cap*                                       n/a                n/a                n/a         (2.03)%

* Not annualized.

The total returns are based on the Subaccounts' historical performance and neither indicate nor guarantee future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of its purchase payments.

The foregoing figures set forth the historical total returns of the Subaccounts calculated as described in the current prospectus for the Contract. The calculations set forth assume a hypothetical amount held in a Subaccount for a Contract for various periods of time shown. Each period of time ends at December 31, 1999.

All calculations reflect the mortality and expense risk charge and administrative charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a $ 35 annual Contract charge and a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven year declining withdrawal charge which is initially a maximum of 8 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Conqueror/registered trademark/ Variable Annuity and WRL Series Fund, Inc. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                                          WRL QUARTERLY SUBACCOUNT PERFORMANCE 3

WRL QUARTERLY SUBACCOUNT PERFORMANCE
WRL FREEDOM WEALTH CREATOR/registered trademark/ VARIABLE ANNUITY
AT DECEMBER 31, 1999

                                                 INCEPTION
SUBACCOUNT                                          DATE
----------                                       ----------
WRL J.P. Morgan Money Market                     12/03/1992
WRL AEGON Bond                                   12/03/1992
WRL Janus Growth                                 12/03/1992
WRL Janus Global                                 12/03/1992
WRL LKCM Strategic Total Return                  03/01/1993
WRL VKAM Emerging Growth                         03/01/1993
WRL Alger Aggressive Growth                      03/01/1994
WRL AEGON Balanced                               03/01/1994
WRL Federated Growth & Income                    03/01/1994
WRL Dean Asset Allocation                        01/03/1995
WRL C.A.S.E. Growth                              05/01/1996
WRL NWQ Value Equity                             05/01/1996
WRL GE/Scottish Equitable International Equity   01/02/1997
WRL GE U.S. Equity                               01/02/1997
WRL Third Avenue Value                           01/02/1998
WRL J.P. Morgan Real Estate Securities           05/01/1998
WRL Goldman Sachs Growth*                        05/03/1999
WRL Goldman Sachs Small Cap*                     05/03/1999
WRL T. Rowe Price Dividend Growth*               05/03/1999
WRL T. Rowe Price Small Cap*                     05/03/1999
WRL Salomon All Cap*                             05/03/1999
WRL Pilgrim Baxter Mid Cap Growth*               05/03/1999
WRL Dreyfus Mid Cap*                             05/03/1999

                                                                 STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                                 -------------------------------------
                                                          ONE               THREE               FIVE          SINCE
SUBACCOUNT                                                YEAR              YEARS               YEARS       INCEPTION
----------                                              --------           -------             -------      ---------
WRL J.P. Morgan Money Market                             (4.96)%             1.46 %             2.72 %        2.55 %
WRL AEGON Bond                                          (12.64)%             1.32 %             4.94 %        4.20 %
WRL Janus Growth                                         49.10 %            42.43 %            37.63 %       24.42 %
WRL Janus Global                                         60.38 %            35.04 %            30.70 %       25.98 %
WRL LKCM Strategic Total Return                           2.16 %            10.93 %            14.22 %       11.94 %
WRL VKAM Emerging Growth                                 93.96 %            47.53 %            40.68 %       30.70 %
WRL Alger Aggressive Growth                              58.32 %            42.99 %            34.37 %       28.33 %
WRL AEGON Balanced                                       (6.76)%             5.27 %             8.99 %        6.44 %
WRL Federated Growth & Income                           (14.13)%             3.43 %             9.06 %        6.72 %
WRL Dean Asset Allocation                               (15.30)%             2.35 %              n/a          8.02 %
WRL C.A.S.E. Growth                                      23.63 %            12.98 %              n/a         13.02 %
WRL NWQ Value Equity                                     (1.90)%             5.13 %              n/a          7.84 %
WRL GE/Scottish Equitable International Equity           14.87 %              n/a                n/a         11.46 %
WRL GE U.S. Equity                                        8.41 %              n/a                n/a         19.46 %
WRL Third Avenue Value                                    5.76 %              n/a                n/a         (1.45)%
WRL J.P. Morgan Real Estate Securities                  (13.46)%              n/a                n/a        (17.60)%
WRL Goldman Sachs Growth*                                  n/a                n/a                n/a          8.17 %
WRL Goldman Sachs Small Cap*                               n/a                n/a                n/a          8.07 %
WRL T. Rowe Price Dividend Growth*                         n/a                n/a                n/a        (16.50)%
WRL T. Rowe Price Small Cap*                               n/a                n/a                n/a         28.96 %
WRL Salomon All Cap*                                       n/a                n/a                n/a          6.26 %
WRL Pilgrim Baxter Mid Cap Growth*                         n/a                n/a                n/a         68.10 %
WRL Dreyfus Mid Cap*                                       n/a                n/a                n/a         (2.03)%

* Not annualized.

The total returns are based on the Subaccounts' historical performance and neither indicate nor guarantee future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of its purchase payments.

The foregoing figures set forth the historical total returns of the Subaccounts calculated as described in the current prospectus for the Contract. The calculations set forth assume a hypothetical amount held in a Subaccount for a Contract for various periods of time shown. Each period of time ends at December 31, 1999.

All calculations reflect the mortality and expense risk charge and administrative charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a $ 35 annual Contract charge and a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven year declining withdrawal charge which is initially a maximum of 8 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Wealth Creator/registered trademark/ Variable Annuity and WRL Series Fund, Inc. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

4  WRL QUARTERLY SUBACCOUNT PERFORMANCE

WRL QUARTERLY SUBACCOUNT PERFORMANCE
WRL FREEDOM PREMIER(SM) VARIABLE ANNUITY
AT DECEMBER 31, 1999

                                                 INCEPTION
SUBACCOUNT                                          DATE
----------                                       ----------
WRL J.P. Morgan Money Market                     12/03/1992
WRL AEGON Bond                                   12/03/1992
WRL Janus Growth                                 12/03/1992
WRL Janus Global                                 12/03/1992
WRL LKCM Strategic Total Return                  03/01/1993
WRL VKAM Emerging Growth                         03/01/1993
WRL Alger Aggressive Growth                      03/01/1994
WRL AEGON Balanced                               03/01/1994
WRL Federated Growth & Income                    03/01/1994
WRL Dean Asset Allocation                        01/03/1995
WRL C.A.S.E. Growth                              05/01/1996
WRL NWQ Value Equity                             05/01/1996
WRL GE/Scottish Equitable International Equity   01/01/1997
WRL GE U.S. Equity                               01/01/1997
WRL Third Avenue Value                           01/01/1998
WRL J.P. Morgan Real Estate Securities           05/01/1998
WRL Goldman Sachs Growth*                        05/03/1999
WRL Goldman Sachs Small Cap*                     05/03/1999
WRL T. Rowe Price Dividend Growth*               05/03/1999
WRL T. Rowe Price Small Cap*                     05/03/1999
WRL Salomon All Cap*                             05/03/1999
WRL Pilgrim Baxter Mid Cap Growth*               05/03/1999
WRL Dreyfus Mid Cap*                             05/03/1999

                                                                 STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                                 -------------------------------------
                                                          ONE                THREE              FIVE          SINCE
SUBACCOUNT                                                YEAR               YEARS              YEARS       INCEPTION
----------                                              --------            -------            -------      ---------
WRL J.P. Morgan Money Market                             (3.91)%             1.50 %             2.77 %        2.83 %
WRL AEGON Bond                                          (11.59)%             1.37 %             4.98 %        4.46 %
WRL Janus Growth                                         50.15 %            42.46 %            37.64 %       24.51 %
WRL Janus Global                                         61.43 %            35.07 %            30.72 %       26.06 %
WRL LKCM Strategic Total Return                           3.21 %            10.97 %            14.25 %       11.97 %
WRL VKAM Emerging Growth                                 95.01 %            47.55 %            40.70 %       30.71 %
WRL Alger Aggressive Growth                              59.37 %            43.02 %            34.39 %       28.34 %
WRL AEGON Balanced                                       (5.71)%             5.31 %             9.03 %        6.47 %
WRL Federated Growth & Income                           (13.08)%             3.47 %             9.09 %        6.76 %
WRL Dean Asset Allocation                               (14.25)%             2.40 %              n/a          8.06 %
WRL C.A.S.E. Growth                                      24.68 %            13.02 %              n/a         13.05 %
WRL NWQ Value Equity                                     (0.85)%             5.18 %              n/a          7.88 %
WRL GE/Scottish Equitable International Equity           15.92 %              n/a                n/a         11.50 %
WRL GE U.S. Equity                                        9.46 %              n/a                n/a         19.49 %
WRL Third Avenue Value                                    6.81 %              n/a                n/a         (1.40)%
WRL J.P. Morgan Real Estate Securities                  (12.41)%              n/a                n/a        (17.54)%
WRL Goldman Sachs Growth*                                  n/a                n/a                n/a          9.20 %
WRL Goldman Sachs Small Cap*                               n/a                n/a                n/a          9.11 %
WRL T. Rowe Price Dividend Growth*                         n/a                n/a                n/a        (15.47)%
WRL T. Rowe Price Small Cap*                               n/a                n/a                n/a         30.00 %
WRL Salomon All Cap*                                       n/a                n/a                n/a          7.29 %
WRL Pilgrim Baxter Mid Cap Growth*                         n/a                n/a                n/a         69.14 %
WRL Dreyfus Mid Cap*                                       n/a                n/a                n/a         (1.00)%

*  Not annualized.

The total returns are based on the Subaccounts' historical performance and neither indicate nor guarantee future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

The foregoing figures set forth the historical total returns of the Subaccounts calculated as described in the current prospectus for the Contract, subject to the following. The calculations set forth assume a hypothetical amount held in a Subaccount for a Contract for various periods of time shown. Each period of time ends at December 31, 1999.

All calculations reflect the mortality and expense risk charge and administrative charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a $ 30 annual Contract charge and a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven year declining withdrawal charge which is initially a maximum of 7 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by a currently effective prospectus for each of the WRL Freedom Premier(SM) Variable Annuity and the WRL Series Fund, Inc. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                                          WRL QUARTERLY SUBACCOUNT PERFORMANCE 5

WRL QUARTERLY SUBACCOUNT PERFORMANCE
WRL SERIES LIFE ACCOUNT
AT DECEMBER 31, 1999

                                                 INCEPTION
SUBACCOUNT                                          DATE
----------                                       ----------
WRL J.P. Morgan Money Market                     10/02/1986
WRL AEGON Bond                                   10/02/1986
WRL Janus Growth                                 10/02/1986
WRL Janus Global                                 03/01/1994
WRL LKCM Strategic Total Return                  03/01/1993
WRL VKAM Emerging Growth                         03/01/1993
WRL Alger Aggressive Growth                      03/01/1994
WRL AEGON Balanced                               03/01/1994
WRL Federated Growth & Income                    03/01/1994
WRL Dean Asset Allocation                        01/03/1995
WRL C.A.S.E. Growth                              05/01/1996
WRL NWQ Value Equity                             05/01/1996
WRL GE/Scottish Equitable International Equity   01/02/1997
WRL GE U.S. Equity                               01/02/1997
WRL Third Avenue Value                           01/02/1998
WRL J.P. Morgan Real Estate Securities (1)       05/01/1998
WRL Goldman Sachs Growth(1)(2)                   07/01/1999
WRL Goldman Sachs Small Cap(1)(2)                07/01/1999
WRL T. Rowe Price Dividend Growth(1)(2)          07/01/1999
WRL T. Rowe Price Small Cap(1)(2)                07/01/1999
WRL Salomon All Cap(1)(2)                        07/01/1999
WRL Pilgrim Baxter Mid Cap Growth(1)(2)          07/01/1999
WRL Dreyfus Mid Cap(1)(2)                        07/01/1999

                                                                       STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                                       -------------------------------------
                                                         ONE              THREE            FIVE             TEN          SINCE
SUBACCOUNT                                               YEAR             YEARS            YEARS           YEARS       INCEPTION
----------                                              -------          -------         --------         --------     ---------
WRL J.P. Morgan Money Market                             3.92 %           4.21 %           4.26 %           3.83 %       4.31 %
WRL AEGON Bond                                          (3.81)%           4.08 %           6.40 %           6.38 %       6.13 %
WRL Janus Growth                                        58.25 %          44.31 %          38.64 %          22.52 %      22.40 %
WRL Janus Global                                        69.58 %          37.01 %          31.76 %            n/a        26.20 %
WRL LKCM Strategic Total Return                         11.07 %          13.38 %          15.46 %            n/a        12.83 %
WRL VKAM Emerging Growth                               103.33 %          49.35 %          41.69 %            n/a        31.48 %
WRL Alger Aggressive Growth                             67.52 %          44.86 %          35.40 %            n/a        29.22 %
WRL AEGON Balanced                                       2.11 %           7.89 %          10.35 %            n/a         7.59 %
WRL Federated Growth & Income                           (5.31)%           6.11 %          10.41 %            n/a         7.87 %
WRL Dean Asset Allocation                               (6.48)%           5.08 %            n/a              n/a         9.39 %
WRL C.A.S.E. Growth                                     32.65 %          15.37 %            n/a              n/a        14.82 %
WRL NWQ Value Equity                                     6.98 %           7.76 %            n/a              n/a         9.77 %
WRL GE/Scottish Equitable International Equity          23.84 %            n/a              n/a              n/a        13.88 %
WRL GE U.S. Equity                                      17.35 %            n/a              n/a              n/a        21.67 %
WRL Third Avenue Value                                  14.68 %            n/a              n/a              n/a         2.91 %
WRL J.P. Morgan Real Estate Securities (1)              (4.63)%            n/a              n/a              n/a       (12.10)%
WRL Goldman Sachs Growth(1)(2)                            n/a              n/a              n/a              n/a        12.91 %
WRL Goldman Sachs Small Cap(1)(2)                         n/a              n/a              n/a              n/a         9.23 %
WRL T. Rowe Price Dividend Growth(1)(2)                   n/a              n/a              n/a              n/a        (8.37)%
WRL T. Rowe Price Small Cap(1)(2)                         n/a              n/a              n/a              n/a        23.09 %
WRL Salomon All Cap(1)(2)                                 n/a              n/a              n/a              n/a         7.02 %
WRL Pilgrim Baxter Mid Cap Growth(1)(2)                   n/a              n/a              n/a              n/a        59.78 %
WRL Dreyfus Mid Cap(1)(2)                                 n/a              n/a              n/a              n/a         1.44 %

(1) Not available in the WRL Freedom Wealth Protector/registered trademark/.
(2) Not annualized.

WRL Series Life Account is the underlying investment vehicle for the Subaccounts funding the variable universal life insurance products of Western Reserve Life Assurance Co. of Ohio. The returns for each Subaccount reflect deductions for the policy's mortality and expense risk charge and investment advisory fees. Please note that past performance is no guarantee of future performance. Total return and principal value of a Subaccount will fluctuate so that an Owner's units, when redeemed, may be worth more or less than their original cost.

Please refer to the hypothetical illustrations in the prospectus which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.

This information must be preceded or accompanied by a currently effective prospectus for WRL Freedom Equity Protector/registered trademark/, WRL Freedom Wealth Protector/registered trademark/, WRL Freedom Elite(SM) or WRL Financial Freedom Builder/registered trademark/, and WRL Series Fund, Inc. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

6  WRL QUARTERLY SUBACCOUNT PERFORMANCE

AUSA QUARTERLY SUBACCOUNT PERFORMANCE
AUSA SERIES LIFE ACCOUNT
AT DECEMBER 31, 1999

                                                                 STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                                 -------------------------------------
                                                    INCEPTION      ONE     THREE     FIVE       TEN       SINCE
SUBACCOUNT                                            DATE         YEAR    YEARS     YEARS     YEARS    INCEPTION*
----------                                         -----------    ------   ------    ------    ------   ----------
WRL J.P. Morgan Money Market                       06/28/1999       n/a      n/a       n/a       n/a       2.15 %
WRL AEGON Bond                                     06/28/1999       n/a      n/a       n/a       n/a       0.41 %
WRL Janus Growth                                   06/28/1999       n/a      n/a       n/a       n/a      39.59 %
WRL Janus Global                                   06/28/1999       n/a      n/a       n/a       n/a      52.55 %
WRL LKCM Strategic Total Return                    06/28/1999       n/a      n/a       n/a       n/a       7.20 %
WRL VKAM Emerging Growth                           06/28/1999       n/a      n/a       n/a       n/a      79.01 %
WRL Alger Aggressive Growth                        06/28/1999       n/a      n/a       n/a       n/a      53.58 %
WRL AEGON Balanced                                 06/28/1999       n/a      n/a       n/a       n/a      (0.67)%
WRL Federated Growth & Income                      06/28/1999       n/a      n/a       n/a       n/a      (6.88)%
WRL Dean Asset Allocation                          06/28/1999       n/a      n/a       n/a       n/a      (5.66)%
WRL C.A.S.E. Growth                                06/28/1999       n/a      n/a       n/a       n/a       9.63 %
WRL NWQ Value Equity                               06/28/1999       n/a      n/a       n/a       n/a      (6.59)%
WRL GE/Scottish Equitable International Equity     06/28/1999       n/a      n/a       n/a       n/a      23.22 %
WRL GE U.S. Equity                                 06/28/1999       n/a      n/a       n/a       n/a       7.89 %
WRL Third Avenue Value                             06/28/1999       n/a      n/a       n/a       n/a      13.39 %
WRL J.P. Morgan Real Estate Securities             06/28/1999       n/a      n/a       n/a       n/a      (8.39)%
WRL Goldman Sachs Growth                           06/28/1999       n/a      n/a       n/a       n/a      19.40 %
WRL Goldman Sachs Small Cap                        06/28/1999       n/a      n/a       n/a       n/a      13.51 %
WRL T. Rowe Price Dividend Growth                  06/28/1999       n/a      n/a       n/a       n/a      (5.81)%
WRL T. Rowe Price Small Cap                        06/28/1999       n/a      n/a       n/a       n/a      28.89 %
WRL Salomon All Cap                                06/28/1999       n/a      n/a       n/a       n/a       9.71 %
WRL Pilgrim Baxter Mid Cap Growth                  06/28/1999       n/a      n/a       n/a       n/a      72.42 %
WRL Dreyfus Mid Cap                                06/28/1999       n/a      n/a       n/a       n/a       4.66 %

* Not annualized.

The AUSA Series Life Account is the underlying investment vehicle for the Subaccounts funding the AUSA Financial Freedom Builder(SM). The return for each Subaccount reflects deductions for the policy's mortality and expense risk charge and investment advisory fees. Please note that past performance is no guarantee of future performance. Total return and principal value of a Subaccount will fluctuate so that an Owner's units, when redeemed, may be worth more or less than their original cost.

Please refer to the hypothetical illustrations in the prospectus which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.

This information must be preceded or accompanied by a currently effective prospectus for AUSA Financial Freedom Builder(SM) and WRL Series Fund, Inc. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact AUSA Life Insurance Company, Inc.

                                         AUSA QUARTERLY SUBACCOUNT PERFORMANCE 7

        Appendix to Electronic Format                                Page 1 of 6
        WRL Series Fund. Inc.

Page 1  (photo)   Shown is John R. Kenney, Chairman of the Board

Page 5  (graph 1) Pie chart depicting portfolio composition as a percentage of total portfolio net assets.

                  Commercial Paper                                        32.56%
                  Short-Term Obligations                                  20.24%
                  Certificates of Deposits                                13.72%
                  Short-Term US Government Obligations                    32.62%

                  Bar chart depicting maturity composition of the portfolio at December 31, 1999. (All amounts in thousands.)

                                                            Market Value
                  30 days                                     $187,293
                  31-60 days                                   $80,117
                  61-90 days                                   $37,257
                  91-180 days                                  $24,011
                  181-270 days                                 $45,990
                  271 days to 1 year                           $51,467

Page 7  (graph 2) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Lehman Brothers Government/Corporate Bond Index (LB) over the same time frame.
                                             Portfolio      LB Index
                  Inception 10/2/86           $10,000            $10,000
                  Period Ended 12/31/86       $10,412            $10,310
                  FYE 12/31/87                 $9,823            $10,540
                  FYE 12/31/88                $10,583            $11,340
                  FYE 12/31/89                $12,133            $12,960
                  FYE 12/31/90                $12,887            $14,030
                  FYE 12/31/91                $15,317            $16,290
                  FYE 12/31/92                $16,358            $17,530
                  FYE 12/31/93                $18,547            $19,460
                  FYE 12/31/94                $17,260            $18,780
                  FYE 12/31/95                $21,228            $22,390
                  FYE 12/31/96                $21,258            $23,040
                  FYE 12/31/97                $23,204            $25,290
                  FYE 12/31/98                $25,366            $27,685
                  FYE 12/31/99                $24,620            $27,091

        Appendix to Electronic Format (continued)                    Page 2 of 6
        WRL Series Fund. Inc.

Page 9  (graph 3) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                             Portfolio          S&P Index
                  Inception 10/2/86           $10,000            $10,000
                  Period Ended 12/31/86       $10,144            $10,560
                  FYE 12/31/87                $11,249            $11,110
                  FYE 12/31/88                $13,344            $12,940
                  FYE 12/31/89                $19,621            $17,040
                  FYE 12/31/90                $19,578            $16,511
                  FYE 12/31/91                $31,284            $21,542
                  FYE 12/31/92                $32,021            $23,183
                  FYE 12/31/93                $33,293            $25,519
                  FYE 12/31/94                $30,527            $25,856
                  FYE 12/31/95                $44,912            $35,572
                  FYE 12/31/96                $52,979            $43,740
                  FYE 12/31/97                $62,274            $58,333
                  FYE 12/31/98               $102,424            $75,004
                  FYE 12/31/99               $163,540            $90,786

Page 11 (graph 4) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Index (MS) over the same time frame.
                                             Portfolio          MS  Index
                  Inception 12/3/92           $10,000            $10,000
                  Period Ended 12/31/92       $10,162            $10,008
                  FYE 12/31/93                $13,724            $12,415
                  FYE 12/31/94                $13,759            $13,110
                  FYE 12/31/95                $16,932            $15,900
                  FYE 12/31/96                $21,628            $18,130
                  FYE 12/31/97                $25,683            $21,070
                  FYE 12/31/98                $33,392            $26,198
                  FYE 12/31/99                $57,134            $32,728

Page 13 (graph 5) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) and Lehman Brothers Government/Corporate Intermediate Bond Index (LB) over the same time frame.
                                             Portfolio    S&P Index     LB Index
                  Inception 3/1/93            $10,000      $10,000       $10,000
                  Period Ended 12/31/93       $11,349      $10,770       $10,490
                  FYE 12/31/94                $11,288      $10,912       $10,805
                  FYE 12/31/95                $14,072      $14,996       $12,461
                  FYE 12/31/96                $16,182      $18,459       $12,966
                  FYE 12/31/97                $19,178      $24,618       $13,986
                  FYE 12/31/98                $21,619      $31,654       $15,167
                  FYE 12/31/99                $24,228      $38,314       $15,226

        Appendix to Electronic Format (continued)                    Page 3 of 6
        WRL Series Fund. Inc.

Page 15 (graph 6) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                             Portfolio          S&P Index
                  Inception 3/1/93            $10,000            $10,000
                  FYE 12/31/93                $12,471            $10,770
                  FYE 12/31/94                $11,553            $10,912
                  FYE 12/31/95                $16,960            $14,996
                  FYE 12/31/96                $20,162            $18,459
                  FYE 12/31/97                $24,488            $24,618
                  FYE 12/31/98                $33,629            $31,654
                  FYE 12/31/99                $68,993            $38,314

Page 17 (graph 7) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Value Line (Arithmetic) Index (VL) and the Standard's and Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                             Portfolio    VL Index     S&P Index
                  Inception 3/1/94            $10,000      $10,000      $10,000
                  Period Ended 12/31/94       $9,874        $9,685      $10,072
                  FYE 12/31/95                $13,628      $12,197      $13,857
                  FYE 12/31/96                $15,052      $14,609      $17,039
                  FYE 12/31/97                $18,702      $18,766      $22,724
                  FYE 12/31/98                $27,807      $19,857      $29,218
                  FYE 13/31/99                $46,999      $21,954      $35,366

Page 19 (graph 8) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard's and Poor's Index of 500 Common Stocks (S&P) and the Lehman Brothers Government/Corporate Intermediate Bond Index
                  (LB) over the same time frame.
                                             Portfolio    S&P Index     LB Index
                  Inception 3/1/94            $10,000      $10,000       $10,000
                  Period Ended 12/31/94        $9,427      $10,072        $9,840
                  FYE 12/31/95                $11,293      $13,857       $11,348
                  FYE 12/31/96                $12,504      $17,039       $11,808
                  FYE 12/31/97                $14,642      $22,724       $12,737
                  FYE 12/31/98                $15,657      $29,218       $13,812
                  FYE 13/31/99                $16,130      $35,366       $13,866

Page 21 (graph 9) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Dow Jones Utilities Average Index (Dow Util) the Russell 3000 Index, and Russell Midcap Value over the same time frame.

                                                          Russell       Russell
                                             Portfolio  Midcap Value   000 Index
                  Inception 3/1/94            $10,000      $10,000      $10,000
                  Period Ended 12/31/94        $9,542       $9,682       $9,872
                  FYE 12/31/95                $11,952      $13,064      $13,068
                  FYE 12/31/96                $13,343      $15,711      $15,575
                  FYE 12/31/97                $16,631      $21,111      $20,165
                  FYE 12/31/98                $17,139      $22,184      $24,667
                  FYE 12/31/99                $16,376      $22,160      $29,458

        Appendix to Electronic Format (continued)                    Page 4 of 6
        WRL Series Fund. Inc.

Page 23 (graph 10) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard's and Poor's Index of 500 Common Stocks( S&P) and the Lehman Brothers Government/Corporate Intermediate Bond Index (LB) over the same time frame.

                                             Portfolio    S&P Index     LB Index
                 Inception 1/3/95             $10,000      $10,000       $10,000
                 Period Ended 12/31/95        $12,009      $13,758       $11,533
                 FYE 12/31/96                 $13,741      $16,917       $12,000
                 FYE 12/31/97                 $16,020      $22,560       $12,944
                 FYE 12/31/98                 $17,354      $29,008       $14,037
                 FYE 12/31/99                 $16,375      $35,111       $14,092

Page 25 (graph 11) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Wilshire 5000 Index (Wilshire) over the same time frame.

                                             Portfolio        Wilshire Index
                 Inception 5/1/95             $10,000            $10,000
                 Period Ended 12/31/95        $12,065            $12,028
                 FYE 12/31/96                 $14,176            $14,294
                 FYE 12/31/97                 $16,306            $18,464
                 FYE 12/31/98                 $16,709            $22,474
                 FYE 12/31/99                 $22,363            $27,429

Page 27 (graph 12) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.
                                             Portfolio          S&P Index
                Inception 5/1/96              $10,000            $10,000
                Period Ended 12/31/96         $11,319            $11,500
                FYE 12/31/97                  $14,153            $15,337
                FYE 12/31/98                  $13,477            $19,720
                FYE 12/31/99                  $14,548            $23,870


Page 29 (graph 13) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International (EAFE) Index, and the Morgan Stanley Capital International World (excl. United States) Index over the same time frame.
                                                        MSCI         MSCI
                                         Portfolio     (EAFE)      (exc. US)
                Inception 1/2/97           $10,000     $10,000      $10,000
                Period Ended 12/31/97      $10,750      $9,993      $10,018
                FYE 12/31/98               $12,131     $11,305      $11,255
                FYE 12/31/99               $15,158     $14,497      $14,497

        Appendix to Electronic Format (continued)                    Page 5 of 6
        WRL Series Fund. Inc.

Page 31 (graph 14) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                          Portfolio          S&P Index
                Inception 1/2/97           $10,000            $10,000
                Period Ended 12/31/97      $12,701            $13,336
                FYE 12/31/98               $15,606            $17,148
                FYE 12/31/99               $18,479            $20,756

Page 33 (graph 15) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                         Portfolio           S&P Index
                Inception 1/2/98          $10,000             $10,000
                Period Ended 12/31/98      $9,316             $12,858
                FYE 12/31/99              $10,780             $15,563

Page 35 (graph 16) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley REIT Index over the same time frame.

                                                           Morgan Stanley
                                         Portfolio           REIT Index
                 Inception 5/1/98         $10,000            $10,000
                 Period Ended 12/31/98     $8,507             $8,677
                 FYE 12/31/99              $8,186             $8,232

Page 37 (graph 17) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                         Portfolio          S&P Index
                 Inception 5/3/99         $10,000            $10,000
                 FYE 12/31/99             $11,750            $11,100

Page 39 (graph 18) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 2000 Index over the same time frame.

                                                             Russell
                                         Portfolio          2000 Index
                 Inception 5/3/99         $10,000            $10,000
                 FYE 12/31/99             $11,782            $11,662

        Appendix to Electronic Format (continued)                    Page 6 of 6
        WRL Series Fund. Inc.

Page 41 (graph 19) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                           Portfolio         S&P Index
                 Inception 5/3/99           $10,000           $10,000
                 FYE 12/31/99               $9,260            $11,100

Page 43 (graph 20) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 2000 Index over the same time frame.

                                                              Russell
                                           Portfolio         2000 Index
                 Inception 5/3/99           $10,000            $10,000
                 FYE 12/31/99               $13,849            $11,662

Page 45 (graph 21) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 3000 Index over the same time frame.

                                                               Russell
                                           Portfolio          3000 Index
                  Inception 5/3/99          $10,000            $10,000
                  FYE 12/31/99              $11,557            $11,088

Page 47  (graph 22) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Midcap Growth Index over the same time frame.

                                                             Russell Mid
                                           Portfolio         Cap Growth
                  Inception 5/3/99          $10,000            $10,000
                  FYE 12/31/99              $17,800            $13,992

Page 49 (graph 23) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the S&P MidCap 400 Index over the same time frame.

                                                               S&P 400
                                           Portfolio        Mid Cap Index
                  Inception 5/3/99          $10,000            $10,000
                  FYE 12/31/99              $10,720            $11,269